                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR



                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-04323



                             NATIXIS FUNDS TRUST I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               399 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                          COLEEN DOWNS DINNEEN, ESQ.
                          NATIXIS DISTRIBUTORS, L.P.
                              399 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


Registrant's telephone number, including area code: (617) 449-2810


Date of fiscal year end: December 31


Date of reporting period: December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

 LOGO

EQUITY FUNDS
ANNUAL REPORT


                                                              December 31, 2007


      CGM Advisor Targeted Equity Fund
      Hansberger International Fund
      Harris Associates Focused Value Fund
      Harris Associates Large Cap Value Fund
      Natixis U.S. Diversified Portfolio
            BlackRock Investment Management
            Harris Associates
            Loomis, Sayles & Company
      Vaughan Nelson Small Cap Value Fund
      Westpeak 130/30 Growth Fund
      [Formerly Westpeak Capital Growth Fund]

                                    [GRAPHIC]



TABLE OF CONTENTS

Management Discussion and Performance ....................................page 1

Portfolio of Investments ................................................page 22

Financial Statements.................................................... page 39

                       CGM ADVISOR TARGETED EQUITY FUND

PORTFOLIO PROFILE



Objective:
Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

--------------------------------------------------------------------------------
Strategy:
Generally invests in a focused portfolio of common stocks of large-cap companies

--------------------------------------------------------------------------------
Inception Date:
November 27, 1968

--------------------------------------------------------------------------------
Manager:
G. Kenneth Heebner

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFGX
                                 Class B NEBGX
                                 Class C NEGCX
                                 Class Y NEGYX

--------------------------------------------------------------------------------
What You Should Know:
The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. The fund may invest in foreign securities that involve risks not associated with domestic securities.

Management Discussion
--------------------------------------------------------------------------------

An emphasis on globally oriented companies and good stock selection helped CGM Advisor Targeted Equity Fund achieve strong returns for the year ended
December 31, 2007. Total return for Class A shares based on net asset value was 34.42% for the year, including $0.13 in dividends and $1.15 in capital gains reinvested during the period. The fund significantly outperformed the 5.49% return on its benchmark, the S&P 500 Index, and the 6.16% average return of the funds in Morningstar's Large Blend category.

FUND EMPHASIZED GLOBAL BUSINESSES
Throughout 2007, the fund remained fully invested in anticipation of continued strong global economic growth. While the U.S. economy was hurt by weakness in the housing market and rising mortgage foreclosures, the fund emphasized U.S. companies with a global reach as well as businesses domiciled overseas in such rapidly growing economies as Brazil.

The fund began 2007 with modest weightings in agriculture and energy, which were increased greatly during the year to benefit from rising grain and oil prices. New positions were established in Brazilian mining company Vale (formerly Companhia Vale do Rio Doce) and Banco Itau, one of Brazil's largest commercial banks.

We also focused on domestic companies with major foreign exposure, including Research in Motion, a leader in wireless communications products, and Johnson & Johnson, a multi-national provider of healthcare products and related services.

In the course of the year we sold large positions in investment banks, including Lehman Brothers and Merrill Lynch, as well as European discount airline Ryanair Holdings, and automobile manufacturer Toyota Motors, using the proceeds to invest in companies we believed were better positioned for growth.

APPRECIATION IN INDIVIDUAL STOCKS DRIVEN BY STRONG ECONOMIES AND SECTORS
The three biggest contributors to the fund's positive returns underscore our commitment to global growth. Petroleo Brasileiro (more commonly known as Petrobras), Vale (mentioned above), and Deere & Company all benefited from strong economic growth outside of the United States.

Petrobras is one of Brazil's leading oil and gas producers and one of the few major oil companies expected to increase oil and gas production over the next five years. The company recently announced a significant deep offshore discovery - a new oil frontier that could rival the world's most important oil fields.

Brazilian mining giant, Vale, is a world leader in iron ore production. Worldwide demand for iron ore drove prices higher in 2007 and we look for further price increases in 2008. In addition, last year Vale purchased Canada's leading nickel miner, Inco Limited. Nickel prices are expected to continue to rise as producers strain to meet growing demand from developing countries.

Deere & Company, the world's leading manufacturer of agricultural machinery, is benefiting from a boom in the farm economy, driven by near-record soybean and corn prices. We expect these prices to remain elevated as demand increases and supply falls short. Currently, over 30% of the U.S. corn crop is converted to ethanol. This, coupled with increased demand for grain in emerging markets, is creating a favorable earnings outlook for Deere.

CASINOS AND AUTOMOBILE ISSUES PROVED DISAPPOINTING
During the year, the fund had a sizeable loss in Las Vegas Sands, a leading casino company that experienced disappointing results from its new mega-casino in Macau, China. The share price of automobile giant Toyota also tumbled, as increased competition eroded the company's prospects. Both positions were sold.

COMPANIES WITH GLOBAL EXPOSURE REMAIN BEST OPPORTUNITIES
In our judgment, the best opportunities going forward remain in companies with exposure to economies outside the United States. We plan to focus on both foreign and U.S. companies doing business internationally - firms that we believe may benefit from global economic trends. We will continue to target stocks of relatively few companies in industries we believe will experience the strongest growth.

                       CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

             December 31, 1997 through December 31, 2007


                   Net Asset           Maximum Sales         S&P 500
                   Value/1/              Charge/2/          Index/4/
                 ------------         ---------------      ------------
12/31/1997        $10,000                $ 9,425            $10,000
 1/31/1998         10,163                  9,579             10,111
 2/28/1998         11,056                 10,421             10,840
 3/31/1998         11,767                 11,091             11,395
 4/30/1998         12,219                 11,517             11,510
 5/31/1998         12,027                 11,336             11,312
 6/30/1998         12,671                 11,942             11,771
 7/31/1998         12,738                 12,005             11,646
 8/31/1998         10,307                  9,715              9,962
 9/30/1998         10,381                  9,784             10,600
10/31/1998         11,426                 10,769             11,463
11/30/1998         12,377                 11,665             12,157
12/31/1998         13,340                 12,573             12,858
 1/31/1999         14,244                 13,425             13,396
 2/28/1999         13,223                 12,462             12,979
 3/31/1999         13,540                 12,761             13,498
 4/30/1999         13,493                 12,717             14,021
 5/31/1999         13,058                 12,307             13,690
 6/30/1999         14,021                 13,214             14,450
 7/31/1999         13,691                 12,904             13,999
 8/31/1999         13,668                 12,882             13,929
 9/30/1999         12,857                 12,118             13,548
10/31/1999         13,351                 12,583             14,405
11/30/1999         13,856                 13,059             14,698
12/31/1999         15,365                 14,481             15,563
 1/31/2000         14,163                 13,349             14,781
 2/29/2000         15,421                 14,534             14,502
 3/31/2000         15,589                 14,692             15,920
 4/30/2000         15,003                 14,140             15,441
 5/31/2000         14,403                 13,574             15,124
 6/30/2000         14,459                 13,627             15,497
 7/31/2000         13,998                 13,193             15,255
 8/31/2000         14,661                 13,818             16,203
 9/30/2000         14,130                 13,318             15,347
10/31/2000         14,160                 13,346             15,282
11/30/2000         14,027                 13,220             14,078
12/31/2000         14,666                 13,823             14,146
 1/31/2001         13,366                 12,597             14,648
 2/28/2001         12,942                 12,198             13,313
 3/31/2001         12,613                 11,888             12,469
 4/30/2001         13,162                 12,405             13,438
 5/31/2001         12,896                 12,154             13,528
 6/30/2001         12,984                 12,237             13,199
 7/31/2001         12,606                 11,881             13,069
 8/31/2001         11,567                 10,902             12,251
 9/30/2001         10,450                  9,849             11,262
10/31/2001         10,512                  9,908             11,476
11/30/2001         11,630                 10,961             12,357
12/31/2001         12,290                 11,584             12,465
 1/31/2002         12,668                 11,939             12,283
 2/28/2002         12,085                 11,390             12,046
 3/31/2002         12,289                 11,583             12,499
 4/30/2002         12,321                 11,613             11,741
 5/31/2002         12,196                 11,494             11,655
 6/30/2002         11,802                 11,123             10,825
 7/31/2002         10,495                  9,892              9,981
 8/31/2002         10,495                  9,892             10,046
 9/30/2002          9,850                  9,283              8,955
10/31/2002          9,613                  9,061              9,743
11/30/2002          9,377                  8,838             10,316
12/31/2002          8,748                  8,245              9,710
 1/31/2003          8,748                  8,245              9,456
 2/28/2003          8,685                  8,185              9,314
 3/31/2003          8,889                  8,378              9,404
 4/30/2003          9,455                  8,911             10,179
 5/31/2003         10,273                  9,682             10,715
 6/30/2003         10,445                  9,845             10,852
 7/31/2003         10,241                  9,652             11,043
 8/31/2003         10,508                  9,904             11,259
 9/30/2003         10,634                 10,023             11,139
10/31/2003         11,956                 11,268             11,769
11/30/2003         12,428                 11,714             11,873
12/31/2003         12,492                 11,773             12,495
 1/31/2004         12,208                 11,506             12,725
 2/29/2004         12,948                 12,203             12,902
 3/31/2004         13,546                 12,767             12,707
 4/30/2004         12,476                 11,759             12,508
 5/31/2004         12,775                 12,041             12,679
 6/30/2004         12,885                 12,144             12,926
 7/31/2004         12,272                 11,566             12,498
 8/31/2004         12,413                 11,699             12,549
 9/30/2004         13,184                 12,426             12,684
10/31/2004         13,341                 12,574             12,878
11/30/2004         13,938                 13,137             13,399
12/31/2004         14,237                 13,418             13,855
 1/31/2005         14,111                 13,300             13,518
 2/28/2005         15,055                 14,190             13,802
 3/31/2005         14,394                 13,567             13,558
 4/30/2005         14,001                 13,196             13,300
 5/31/2005         14,395                 13,567             13,724
 6/30/2005         14,713                 13,867             13,743
 7/31/2005         15,469                 14,580             14,254
 8/31/2005         15,627                 14,729             14,124
 9/30/2005         16,210                 15,278             14,239
10/31/2005         15,832                 14,922             14,001
11/30/2005         16,084                 15,159             14,531
12/31/2005         16,116                 15,190             14,536
 1/31/2006         16,809                 15,843             14,921
 2/28/2006         16,226                 15,293             14,961
 3/31/2006         16,683                 15,724             15,147
 4/30/2006         17,456                 16,452             15,351
 5/31/2006         16,857                 15,888             14,909
 6/30/2006         16,827                 15,859             14,929
 7/31/2006         16,923                 15,950             15,021
 8/31/2006         16,796                 15,830             15,379
 9/30/2006         16,446                 15,501             15,775
10/31/2006         17,002                 16,025             16,289
11/30/2006         17,050                 16,070             16,599
12/31/2006         17,490                 16,484             16,832
 1/31/2007         17,719                 16,700             17,086
 2/28/2007         17,065                 16,084             16,752
 3/31/2007         17,540                 16,531             16,939
 4/30/2007         18,292                 17,240             17,690
 5/31/2007         19,126                 18,026             18,307
 6/30/2007         19,564                 18,439             18,003
 7/31/2007         19,783                 18,646             17,445
 8/31/2007         19,969                 18,821             17,706
 9/30/2007         22,150                 20,876             18,368
10/31/2007         23,468                 22,118             18,661
11/30/2007         22,876                 21,561             17,880
12/31/2007         23,510                 22,158             17,756





Average Annual Total Returns -- December 31, 2007


                                                       SINCE
                             1 YEAR 5 YEARS 10 YEARS INCEPTION
CLASS A (Inception 11/27/68)
Net Asset Value/1/           34.42%  21.86%   8.93%      --
With Maximum Sales Charge/2/ 26.72   20.42    8.28       --

CLASS B (Inception 2/28/97)
Net Asset Value/1/           33.41   20.93    8.12       --
With CDSC/3/                 28.41   20.75    8.12       --

CLASS C (Inception 9/1/98)
Net Asset Value/1/           33.47   20.97      --     7.79%
With CDSC/3/                 32.47   20.97      --     7.79

CLASS Y (Inception 6/30/99)
Net Asset Value/1/           34.75   22.25      --     6.66

                                                                SINCE        SINCE
                                                               CLASS C      CLASS Y
COMPARATIVE PERFORMANCE              1 YEAR 5 YEARS 10 YEARS INCEPTION/6/ INCEPTION/6/
S&P 500 Index/4/                      5.49%  12.83%   5.91%     6.39%        2.45%
Morningstar Large Blend Fund Avg./5/  6.16   12.63    5.92      6.88         3.26

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                              % of Net Assets as of
FUND COMPOSITION              12/31/07   12/31/06
---------------------------------------------------
Common Stocks                   95.8       99.0
---------------------------------------------------
Short-Term Investments and
 Other                           4.2        1.0
---------------------------------------------------

                              % of Net Assets as of
TEN LARGEST HOLDINGS          12/31/07   12/31/06
---------------------------------------------------
Petroleo Brasileiro SA, ADR      9.1         --
---------------------------------------------------
Schlumberger, Ltd.               6.6        4.9
---------------------------------------------------
Deere & Co.                      6.6        5.1
---------------------------------------------------
Monsanto Co.                     5.9         --
---------------------------------------------------
Banco Itau Holding Financeira
 SA, ADR                         5.6         --
---------------------------------------------------
Apple, Inc.                      5.4         --
---------------------------------------------------
Research in Motion, Ltd.         5.3         --
---------------------------------------------------
MasterCard, Inc., Class A        5.2        5.0
---------------------------------------------------
Companhia Vale do Rio Doce,
 ADR                             5.0         --
---------------------------------------------------
McDonald's Corp.                 5.0        5.0
---------------------------------------------------

                              % of Net Assets as of
FIVE LARGEST INDUSTRIES           12/31/07
---------------------------------------------------
Energy Equipment & Services         11.1
---------------------------------------------------
Chemicals                           10.7
---------------------------------------------------
Commercial Banks                     9.6
---------------------------------------------------
Oil, Gas & Consumable Fuels          9.1
---------------------------------------------------
Insurance                            8.9
---------------------------------------------------

 Portfolio holdings and asset allocations will vary

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio  Net Expense Ratio
---------------------------------------------------
     A                     1.16%              1.16%
---------------------------------------------------
     B                     1.91               1.91
---------------------------------------------------
     C                     1.90               1.90
---------------------------------------------------
     Y                     0.87               0.87
---------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/S&P 500 Index is an unmanaged index of U.S. common stocks.
/5/Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class C from 9/1/98; and Class Y from 7/1/99.

                         HANSBERGER INTERNATIONAL FUND

PORTFOLIO PROFILE



Objective:
Seeks long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are diversified across developed and emerging markets

--------------------------------------------------------------------------------
Inception Date:
December 29, 1995

--------------------------------------------------------------------------------
Managers:
Growth:
Trevor Graham
Barry A. Lockhart
Patrick H. Tan
Thomas R.H. Tibbles
Value:
Ronald Holt
Lauretta Reeves

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFDX
                                 Class B NEDBX
                                 Class C NEDCX

--------------------------------------------------------------------------------
What You Should Know:
Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions and different accounting standards. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Value stocks may fall out of favor and underperform the overall market during any given period.

Management Discussion
--------------------------------------------------------------------------------

Hansberger International Fund's total return for the year ended December 31, 2007 was 16.38%, based on the net asset value of Class A shares, including $0.40 in dividends and $2.40 in capital gains reinvested during the period. By comparison, the fund's benchmarks, the MSCI EAFE Index and the MSCI ACWI ex USA Index, returned 11.63% and 17.12%, respectively, expressed in U.S. dollars. The average performance of the fund's Morningstar peer group, the Foreign Large Blend category, was 12.71%. Neither the fund nor its benchmarks include U.S. stocks, and the Morningstar category has only limited exposure to domestic equities.

International markets - notably emerging market countries - led the way in 2007, significantly outperforming the U.S. market, as measured by the S&P 500 Index, which returned just 5.49% for the year. Brazil, India, China and Russia were among the strongest markets, and U.S. investors who owned internationally diversified portfolios benefited from the weakening U.S. dollar.

Two teams of Hansberger's international equity specialists manage the fund. One team focuses on value and the other seeks growth potential. Growth investors fared better than value investors in 2007, although stock selection had a positive influence on both the fund's segments.

FINANCIALS, JAPAN LAGGED, BUT STOCK SELECTION WAS POSITIVE
The subprime crisis and the credit crunch in the United States disturbed financial markets all over the world in 2007, and the value portfolio's financial holdings suffered. Disappointments included Sumitomo Trust and Banking, one of Japan's largest financial institutions, although the stock remains in the portfolio in anticipation of improving prospects. Also hard hit was Japan's Daiei Inc., a general merchandise and supermarket retailer. Consumer confidence in Japan remains low and we sold the stock.

Materials, energy and telecom benefited the value portfolio. Companhia Vale do Rio Doce in Brazil (recently renamed Vale), the world's largest iron ore mining company, benefited from strong demand, particularly from China and other developing economies. Even though Japanese equities performed poorly this year, the value team's selections included Nintendo, the game console manufacturer whose "Wii" console was stronger than expected, causing the company to revise its earnings outlook upward several times. Both stocks remain in the portfolio.

GROWTH TEAM LOOKS FOR COMPANIES NOT TIED TO ECONOMIC CYCLES
For the first time in several years, growth-oriented investors outperformed value investors in 2007, as slowing economic growth made investors more willing to pay a higher premium for solid growth prospects. The types of stocks Hansberger's Growth team favors are companies able to generate opportunities through their own businesses rather than depending on economic cycles. For example, recent investments include Autonomy, a British software company that developed a unique search platform to help customers analyze unstructured data. Another example is Denmark's Vestas Wind Systems, which has been a strong performer for the fund for several years. Vestas' order backlogs continue to increase its visibility for both earnings and revenue growth worldwide as the demand for green energy grows.

From a sector standpoint, the portfolio's best performers were those regarded as more defensive, including consumer staples, energy, telecommunication services and utilities. Earnings of companies in these sectors are expected to hold up relatively well even during less favorable economic periods. The worst sectors were information technology, industrials, financials and consumer discretionary companies, which were hurt by reduced capital spending and the global credit crisis.

EMERGING MARKETS EXPECTED TO CONTINUE TO LEAD IN 2008
As 2008 unfolds, we believe high-quality stocks, which have been under a cloud for some time, will return to favor. Although the U.S. economy could enter a recession, we expect continued strength in emerging markets, particularly China and India. This may create a healthy growth scenario, with a soft landing for global economies. Much will turn on what happens in the United States, both politically and from an economic standpoint.

                         HANSBERGER INTERNATIONAL FUND

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                     [CHART]

                  December 31, 1997 through December 31, 2007

                                            MSCI            MSCI
              Class A      Class A          EAFE          ACWI ex USA
              @ N.A.       @ M.S.C.         Index           Index
             Cumulative   Cumulative      Cumulative      Cumulative
Month End     Value/1/     Value/2/        Value/4/        Value/5/
----------   ----------   ----------      ----------      -----------
12/31/1997    $10,000      $ 9,425         $10,000         $10,000
 1/31/1998      9,968        9,395          10,460          10,299
 2/28/1998     10,647       10,035          11,133          10,986
 3/31/1998     11,080       10,443          11,479          11,366
 4/30/1998     11,144       10,504          11,572          11,447
 5/31/1998     10,918       10,290          11,519          11,240
 6/30/1998     10,692       10,077          11,608          11,198
 7/31/1998     10,660       10,047          11,729          11,304
 8/31/1998      8,972        8,456          10,278           9,710
 9/30/1998      8,887        8,376           9,966           9,505
10/31/1998      9,534        8,986          11,007          10,500
11/30/1998     10,045        9,468          11,574          11,065
12/31/1998     10,401        9,803          12,033          11,446
 1/31/1999     10,763       10,144          12,001          11,434
 2/28/1999     10,627       10,016          11,717          11,178
 3/31/1999     11,061       10,425          12,209          11,717
 4/30/1999     11,656       10,986          12,707          12,303
 5/31/1999     11,364       10,711          12,055          11,725
 6/30/1999     12,030       11,339          12,528          12,264
 7/31/1999     11,894       11,211          12,903          12,552
 8/31/1999     11,810       11,131          12,953          12,595
 9/30/1999     11,538       10,875          13,086          12,681
10/31/1999     11,946       11,259          13,579          13,153
11/30/1999     12,838       12,100          14,054          13,679
12/31/1999     14,313       13,490          15,318          14,983
 1/31/2000     13,781       12,988          14,348          14,170
 2/29/2000     14,643       13,801          14,737          14,553
 3/31/2000     14,686       13,841          15,311          15,101
 4/30/2000     13,621       12,838          14,508          14,258
 5/31/2000     13,003       12,255          14,156          13,893
 6/30/2000     13,384       12,614          14,713          14,485
 7/31/2000     13,024       12,275          14,099          13,913
 8/31/2000     13,413       12,642          14,224          14,085
 9/30/2000     12,909       12,166          13,535          13,304
10/31/2000     12,419       11,705          13,218          12,881
11/30/2000     11,854       11,173          12,725          12,303
12/31/2000     12,564       11,842          13,180          12,723
 1/31/2001     12,808       12,072          13,174          12,914
 2/28/2001     11,990       11,300          12,187          11,891
 3/31/2001     11,206       10,561          11,380          11,051
 4/30/2001     11,928       11,243          12,178          11,802
 5/31/2001     12,068       11,374          11,758          11,477
 6/30/2001     11,968       11,280          11,282          11,036
 7/31/2001     11,749       11,073          11,077          10,791
 8/31/2001     11,495       10,834          10,799          10,523
 9/30/2001     10,295        9,703           9,708           9,406
10/31/2001     10,497        9,893           9,956           9,670
11/30/2001     11,093       10,455          10,324          10,112
12/31/2001     11,437       10,779          10,385          10,243
 1/31/2002     11,165       10,523           9,834           9,804
 2/28/2002     11,191       10,548           9,904           9,874
 3/31/2002     11,860       11,178          10,492          10,452
 4/30/2002     11,780       11,103          10,520          10,479
 5/31/2002     11,851       11,169          10,663          10,593
 6/30/2002     11,130       10,490          10,242          10,135
 7/31/2002     10,063        9,484           9,232           9,148
 8/31/2002     10,080        9,500           9,213           9,148
 9/30/2002      8,836        8,328           8,226           8,179
10/31/2002      9,321        8,785           8,669           8,617
11/30/2002      9,991        9,417           9,063           9,032
12/31/2002      9,559        9,009           8,759           8,740
 1/31/2003      9,223        8,693           8,394           8,433
 2/28/2003      8,968        8,452           8,202           8,262
 3/31/2003      8,853        8,344           8,047           8,102
 4/30/2003      9,779        9,217           8,845           8,883
 5/31/2003     10,475        9,873           9,389           9,449
 6/30/2003     10,713       10,097           9,622           9,710
 7/31/2003     10,934       10,305           9,856           9,969
 8/31/2003     11,277       10,629          10,096          10,266
 9/30/2003     11,427       10,770          10,409          10,553
10/31/2003     12,238       11,535          11,059          11,238
11/30/2003     12,450       11,734          11,306          11,483
12/31/2003     13,288       12,524          12,190          12,359
 1/31/2004     13,588       12,807          12,363          12,558
 2/29/2004     13,755       12,964          12,651          12,877
 3/31/2004     13,623       12,840          12,727          12,956
 4/30/2004     13,235       12,474          12,450          12,554
 5/31/2004     13,279       12,515          12,488          12,582
 6/30/2004     13,499       12,723          12,783          12,866
 7/31/2004     12,890       12,149          12,369          12,491
 8/31/2004     13,005       12,257          12,427          12,591
 9/30/2004     13,341       12,574          12,753          12,996
10/31/2004     13,729       12,939          13,189          13,448
11/30/2004     14,531       13,695          14,094          14,382
12/31/2004     15,094       14,226          14,713          14,999
 1/31/2005     14,768       13,919          14,444          14,741
 2/28/2005     15,579       14,683          15,071          15,468
 3/31/2005     15,148       14,277          14,698          15,048
 4/30/2005     14,795       13,944          14,369          14,677
 5/31/2005     14,848       13,994          14,391          14,769
 6/30/2005     15,007       14,144          14,588          15,047
 7/31/2005     15,580       14,684          15,036          15,602
 8/31/2005     16,065       15,141          15,421          16,002
 9/30/2005     16,497       15,548          16,111          16,827
10/31/2005     16,038       15,116          15,641          16,214
11/30/2005     16,522       15,572          16,028          16,760
12/31/2005     17,527       16,519          16,775          17,566
 1/31/2006     18,805       17,723          17,806          18,791
 2/28/2006     18,478       17,415          17,769          18,736
 3/31/2006     19,060       17,964          18,364          19,281
 4/30/2006     19,852       18,711          19,254          20,275
 5/31/2006     19,040       17,946          18,530          19,340
 6/30/2006     18,919       17,831          18,537          19,321
 7/31/2006     19,134       18,034          18,722          19,518
 8/31/2006     19,647       18,517          19,242          20,072
 9/30/2006     19,791       18,653          19,276          20,085
10/31/2006     20,519       19,339          20,027          20,903
11/30/2006     21,186       19,968          20,631          21,661
12/31/2006     21,743       20,493          21,280          22,337
 1/31/2007     22,017       20,751          21,426          22,420
 2/28/2007     21,977       20,714          21,602          22,557
 3/31/2007     22,575       21,277          22,163          23,192
 4/30/2007     23,415       22,068          23,167          24,268
 5/31/2007     24,225       22,832          23,604          24,933
 6/30/2007     24,528       23,117          23,641          25,146
 7/31/2007     24,280       22,884          23,295          25,074
 8/31/2007     23,896       22,522          22,937          24,689
 9/30/2007     25,395       23,934          24,168          26,324
10/31/2007     26,893       25,347          25,120          27,793
11/30/2007     25,788       24,305          24,301          26,544
12/31/2007     25,308       23,853          23,755          26,161


Average Annual Total Returns -- December 31, 2007/7/


                                             1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 12/29/95)
Net Asset Value/1/                           16.38%  21.51%   9.73%
With Maximum Sales Charge/2/                  9.70   20.08    9.09

CLASS B (Inception 12/29/95)
Net Asset Value/1/                           15.63   20.62    8.94
With CDSC/3/                                 10.63   20.43    8.94

CLASS C (Inception 12/29/95)
Net Asset Value/1/                           15.54   20.61    8.92
With CDSC/3/                                 14.54   20.61    8.92
--------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR 5 YEARS 10 YEARS
MSCI EAFE Index/4/                           11.63%  22.08%   9.04%
MSCI ACWI ex-U.S.A. Index/5/                 17.12   24.52   10.09
Morningstar Foreign Large Blend Fund Avg./6/ 12.71   20.31    7.94

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                            % of Net Assets as of
FUND COMPOSITION            12/31/07   12/31/06
-------------------------------------------------
Common Stocks                 97.3       99.1
-------------------------------------------------
Preferred Stock                1.3         --
-------------------------------------------------
Short-Term Investments and
 Other                         1.4        0.9
-------------------------------------------------

                            % of Net Assets as of
TEN LARGEST HOLDINGS        12/31/07   12/31/06
-------------------------------------------------
Petroleo Brasileiro SA, ADR    2.2        1.1
-------------------------------------------------
Nintendo Co., Ltd.             1.9        0.8
-------------------------------------------------
Adidas AG                      1.9        1.0
-------------------------------------------------
Banco Santander Central
 Hispano SA                    1.7        1.1
-------------------------------------------------
UniCredito Italiano SpA        1.6        1.9
-------------------------------------------------
Saipem SpA                     1.6        1.6
-------------------------------------------------
Axa                            1.5        0.7
-------------------------------------------------
Tesco PLC                      1.4        0.6
-------------------------------------------------
Nestle SA                      1.3        1.2
-------------------------------------------------
Infosys Technologies, Ltd.,
 Sponsored ADR                 1.3        0.7
-------------------------------------------------

                            % of Net Assets as of
FIVE LARGEST COUNTRIES      12/31/07   12/31/06
-------------------------------------------------
Japan                         14.0       18.3
-------------------------------------------------
United Kingdom                13.0       17.0
-------------------------------------------------
France                         9.9        8.7
-------------------------------------------------
Switzerland                    8.9       10.4
-------------------------------------------------
Germany                        6.6        3.2
-------------------------------------------------

 Portfolio holdings and asset allocations will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio  Net Expense Ratio
---------------------------------------------------
     A                     1.50%              1.50%
---------------------------------------------------
     B                     2.25               2.25
---------------------------------------------------
     C                     2.25               2.25
---------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/Morgan Stanley Capital International Europe Australasia and Far East Index
   (MSCI EAFE Index) is an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada.
/5/Morgan Stanley Capital International All Countries World Index ex USA (MSCI
   ACWI ex USA Index) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.
/6/Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

                     HARRIS ASSOCIATES FOCUSED VALUE FUND

PORTFOLIO PROFILE


Objective:
Seeks long-term capital appreciation

--------------------------------------------------------------------------------
Strategy:
Focuses on 25 to 30 stocks of mid- to large-cap U.S. companies

--------------------------------------------------------------------------------
Inception Date:
March 15, 2001

--------------------------------------------------------------------------------
Managers:
Robert M. Levy
Michael Mangan

--------------------------------------------------------------------------------
Symbols:

                                 Class A NRSAX
                                 Class B NRSBX
                                 Class C NRSCX

--------------------------------------------------------------------------------
What You Should Know:
The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion
--------------------------------------------------------------------------------

Faced with turmoil in the credit markets and falling housing prices, stock prices began to decline in July, as investors sought short-term safety. For Harris Associates Focused Value Fund, holdings in weak sectors and a lack of representation in stronger market segments brought disappointing results for 2007, despite solid returns in the first half of the year.

For the 12 months ended December 31, 2007, Class A shares of the fund provided a total return of -6.81% based on net asset value with $1.76 in capital gains reinvested during the period. These results were well behind the fund's benchmark, the S&P 500 Index, which returned 5.49% for the period and below the 6.16% average return on the funds in Morningstar's Large Blend category.

TECH STOCKS AND CONSUMER ISSUES LED GAINERS
In 2006 we purchased Intel, a leading maker of microprocessors, when competitive challenges had driven its shares lower. Intel rebounded in 2007, as a major competitor encountered difficulties launching new products, reaffirming Intel's dominant industry position. Discovery Holding Co., owners of the Discovery and History cable channels, among others, was another positive contributor. A complex corporate structure had kept investors away from this issue, but after management transformed Discovery from a holding company to a traditional corporation, investors came to recognize the value inherent in its strong channel lineup. McDonald's extended its successful turnaround, building on improved service and enhanced menu choices. Yum! Brands, operators of Pizza Hut, Taco Bell and other fast-food chains, benefited from its early entry into China and the strong reception there of its KFC brand.

Buyouts of Huntsman Chemical and Bausch & Lomb also aided the fund's returns, as did the merger of brewers Molson and Coors. The combined company, Molson Coors Brewing Company, has generated sizeable cost savings and other synergies that helped boost its stock price. We took profits in all three stocks. The fund was underweight relative to the benchmark in the embattled financial sector, which was a positive, and the financial stocks we selected performed relatively well.

SOME SECTOR EXPOSURES AND INDIVIDUAL ISSUES HURT RESULTS
Unlike the benchmark, the fund held no utilities, telecommunications or energy companies during the year, which caused the fund's performance to lag, as all three sectors delivered impressive returns.

Timberland, retailers of outdoor gear, declined in the wake of earnings shortfalls, tighter margins and declining U.S. revenues. Timberland enjoys good return on capital and strong cash flow and, in our view, management's focus on cost control and store closings should benefit the stock over the longer term. Chipmaker Micron Technology, a recent addition, fell toward year-end due to an oversupply of microchips and weak pricing. Although our commitment to the stock may have been premature, we believe Micron is undervalued and will benefit from any rebound for the chip markets.

With hindsight, we were late to sell D.R. Horton, taking losses in this major homebuilder because a housing recovery may be some time off. We were also in the process of eliminating Sovereign Bancorp from the portfolio at year-end. Like so many financial services stocks, Sovereign was tainted by the credit crisis. We used the proceeds from sales to buy other stocks that had fallen in price to what we believed to be attractive levels.

POSITIONED FOR BUYING OPPORTUNITIES
We believe shares of financial companies may have been beaten down more than the facts warrant. As falling prices make values more compelling, we have been adding to the fund's holdings in financial giants like Merrill Lynch and Morgan Stanley. Close examination of other possible investments, including some mid-cap issues, also suggests that opportunities continue to emerge for our value-based, bottom-up selection process. Although the coming months may see further economic slowing, we attempt to look past the market's ups and downs in an effort to assess companies' potential in light of their current valuations.

                     HARRIS ASSOCIATES FOCUSED VALUE FUND

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                    [CHART]

                March 15, 2001 (inception) through December 31, 2007

              Class A      Class A      S&P 500
               @ N.A.      @ M.S.C.      Index
             Cumulative   Cumulative   Cumulative
Month End      Value/1/     Value/2/     Value/4/
----------   ----------   ----------   ----------
 3/15/2001    $10,000       $9,425
 3/31/2001     10,090        9,510       $10,000
 4/30/2001     10,420        9,821        10,777
 5/31/2001     10,690       10,075        10,849
 6/30/2001     10,990       10,358        10,585
 7/31/2001     11,310       10,660        10,481
 8/31/2001     10,870       10,245         9,825
 9/30/2001     10,240        9,651         9,032
10/31/2001     10,000        9,425         9,204
11/30/2001     10,680       10,066         9,910
12/31/2001     10,960       10,330         9,997
 1/31/2002     10,890       10,264         9,851
 2/28/2002     10,600        9,990         9,661
 3/31/2002     10,910       10,282        10,024
 4/30/2002     10,859       10,235         9,416
 5/31/2002     10,929       10,300         9,347
 6/30/2002     10,079        9,499         8,681
 7/31/2002      9,619        9,066         8,005
 8/31/2002      9,959        9,386         8,057
 9/30/2002      8,568        8,076         7,181
10/31/2002      8,968        8,453         7,813
11/30/2002      9,468        8,924         8,273
12/31/2002      9,238        8,707         7,787
 1/31/2003      9,008        8,490         7,583
 2/28/2003      8,888        8,377         7,469
 3/31/2003      8,988        8,471         7,542
 4/30/2003      9,507        8,960         8,163
 5/31/2003     10,117        9,535         8,593
 6/30/2003     10,336        9,742         8,703
 7/31/2003     10,256        9,667         8,856
 8/31/2003     10,676       10,062         9,029
 9/30/2003     10,556        9,949         8,933
10/31/2003     11,196       10,552         9,439
11/30/2003     11,687       11,015         9,522
12/31/2003     11,787       11,109        10,021
 1/31/2004     12,097       11,401        10,205
 2/29/2004     12,177       11,477        10,347
 3/31/2004     11,937       11,251        10,191
 4/30/2004     11,777       11,100        10,031
 5/31/2004     12,037       11,345        10,168
 6/30/2004     11,907       11,223        10,366
 7/31/2004     11,677       11,006        10,023
 8/31/2004     11,627       10,959        10,064
 9/30/2004     11,938       11,251        10,173
10/31/2004     12,148       11,449        10,328
11/30/2004     12,648       11,921        10,746
12/31/2004     13,058       12,307        11,111
 1/31/2005     12,608       11,883        10,841
 2/28/2005     12,987       12,240        11,069
 3/31/2005     12,817       12,080        10,873
 4/30/2005     12,597       11,872        10,667
 5/31/2005     13,046       12,296        11,006
 6/30/2005     13,415       12,644        11,022
 7/31/2005     13,876       13,078        11,431
 8/31/2005     13,856       13,059        11,327
 9/30/2005     13,607       12,824        11,419
10/31/2005     13,156       12,400        11,229
11/30/2005     13,626       12,843        11,653
12/31/2005     13,806       13,012        11,657
 1/31/2006     13,966       13,163        11,966
 2/28/2006     14,023       13,217        11,998
 3/31/2006     14,103       13,292        12,148
 4/30/2006     14,366       13,540        12,311
 5/31/2006     13,874       13,076        11,957
 6/30/2006     13,795       13,002        11,973
 7/31/2006     13,653       12,868        12,047
 8/31/2006     13,983       13,179        12,333
 9/30/2006     14,444       13,613        12,651
10/31/2006     15,010       14,147        13,063
11/30/2006     15,422       14,536        13,312
12/31/2006     15,560       14,665        13,498
 1/31/2007     15,815       14,906        13,703
 2/28/2007     15,465       14,576        13,435
 3/31/2007     15,263       14,385        13,585
 4/30/2007     15,976       15,057        14,187
 5/31/2007     16,742       15,780        14,682
 6/30/2007     16,684       15,725        14,438
 7/31/2007     15,895       14,981        13,990
 8/31/2007     15,391       14,506        14,200
 9/30/2007     15,839       14,928        14,731
10/31/2007     15,866       14,953        14,965
11/30/2007     14,792       13,941        14,340
12/31/2007     14,496       13,662        14,240


Average Annual Total Returns -- December 31, 2007/7/


                                                        SINCE
                                     1 YEAR  5 YEARS  INCEPTION
CLASS A (Inception 3/15/01)
Net Asset Value/1/                    -6.81%   9.44%    5.63%
With Maximum Sales Charge/2/         -12.20    8.16     4.71

CLASS B (Inception 3/15/01)
Net Asset Value/1/                    -7.39    8.63     4.85
With CDSC/3/                         -11.23    8.37     4.85

CLASS C (Inception 3/15/01)
Net Asset Value/1/                    -7.39    8.63     4.85
With CDSC/3/                          -8.16    8.63     4.85
-----------------------------------------------------------------

                                                        SINCE
COMPARATIVE PERFORMANCE              1 YEAR  5 YEARS INCEPTION/6/
S&P 500 Index/4/                       5.49%  12.83%    5.38%
Morningstar Large Blend Fund Avg./5/   6.16   12.63     5.43

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                12/31/07   12/31/06
-----------------------------------------------------
Common Stocks                    100.0      100.2
-----------------------------------------------------
Short-Term Investments
 and Other                         0.0       -0.2
-----------------------------------------------------

                                % of Net Assets as of
TEN LARGEST HOLDINGS            12/31/07   12/31/06
-----------------------------------------------------
Intel Corp.                        9.0        5.0
-----------------------------------------------------
National Semiconductor Corp.       6.1        4.7
-----------------------------------------------------
Liberty Media Holding Corp.--
 Interactive, Class A              5.5         --
-----------------------------------------------------
Virgin Media, Inc.                 5.2         --
-----------------------------------------------------
PerkinElmer, Inc.                  5.2         --
-----------------------------------------------------
Discovery Holding Co.              5.1        3.5
-----------------------------------------------------
Yum! Brands, Inc.                  5.0        4.5
-----------------------------------------------------
Robert Half International, Inc.    4.9         --
-----------------------------------------------------
Hospira, Inc.                      4.9         --
-----------------------------------------------------
Avon Products, Inc.                4.7         --
-----------------------------------------------------

                                % of Net Assets as of
FIVE LARGEST INDUSTRIES             12/31/07
-----------------------------------------------------
Semiconductors &
 Semiconductor Equipment              21.7
-----------------------------------------------------
Media                                 18.6
-----------------------------------------------------
Life Sciences Tools & Services         9.2
-----------------------------------------------------
Hotels, Restaurants & Leisure          6.8
-----------------------------------------------------
Internet & Catalog Retail              5.5
-----------------------------------------------------

 Portfolio holdings and asset allocations will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/S&P 500 Index is an unmanaged index of U.S. common stocks.
/5/Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/The since-inception comparative performance figures shown are calculated from 4/1/01.
/7/Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

                                                                             6


 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio  Net Expense Ratio
---------------------------------------------------
     A                     1.46%              1.46%
---------------------------------------------------
     B                     2.21               2.21
---------------------------------------------------
     C                     2.22               2.22
---------------------------------------------------

                    HARRIS ASSOCIATES LARGE CAP VALUE FUND

PORTFOLIO PROFILE



Objective:
Seeks opportunities for long-term capital growth and income

--------------------------------------------------------------------------------
Strategy:
Invests primarily in common stock of large- and mid-cap companies in any industry

--------------------------------------------------------------------------------
Inception Date:
May 6, 1931

--------------------------------------------------------------------------------
Managers:
Edward S. Loeb
Michael J. Mangan
Diane Mustain

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFOX
                                 Class B NEGBX
                                 Class C NECOX
                                 Class Y NEOYX

--------------------------------------------------------------------------------
What You Should Know:
Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion
--------------------------------------------------------------------------------

Momentum and economic optimism carried stocks higher during the first half of 2007, but early summer brought a sudden shift, as the subprime mortgage crisis and slumping home values caused investors to retreat. Harris Associates Large Cap Value Fund recorded disappointing returns for the year, despite comparatively favorable first half results.

For the 12 months ended December 31, 2007, Class A shares of the fund provided a total return of -2.94% based on net asset value with $0.09 in dividends reinvested during the period. These results trailed the fund's benchmark for the year and its Morningstar peer group. The Russell 1000 Value Index returned -0.17%, while the average return on the funds in Morningstar's Large Blend category was 6.16%.

SECTOR ALLOCATIONS PROVIDED MIXED RESULTS
Our underweight position in financial stocks compared to the benchmark was a positive during the year. However, that advantage was offset by the fund's limited exposure to the strong energy and commodity-related sectors. We have downplayed these sectors for some time because we think that current price up-trends for oil and other commodities are unsustainable. In addition, the second half of the year rewarded strategies that rely on active trading on short-term stock-price movements. Those tactics are at odds with our value-focused, long-term approach to stock selection.

DIVERSE GROUP OF ISSUES LED THE WAY
Intel and Hewlett-Packard, two names that have been in the fund for some time, rose in value in 2007. Both companies are dominant global businesses with strong balance sheets and commanding industry positions. Intel has recaptured market share from a leading competitor whose latest product offerings suffered technical setbacks. Union Pacific (UP) continued its vigorous turnaround, as high oil prices boosted demand from utilities for less costly coal, swelling the railroad's coal-hauling business. A tight focus on costs by UP's new management team also aided results. McDonald's extended its successful turnaround, recording steady growth in same-store sales thanks to improved service and well-received menu changes. Not all financial services stocks suffered. Our large position in Bank of New York Mellon added modestly to results. We believe this recently merged company will produce better-than-expected operating synergies and cost savings.

FINANCE, BUILDING AND TELECOM WERE AREAS OF CONCERN
Portfolio adjustments in July led us to sell a portion of the fund's Washington Mutual holdings. Although modest gains resulted from this sale, the sharp drop in our remaining shares made Washington Mutual the period's most negative stock. Credit-card issuer Capital One was another detractor, but we added to this position as its valuation grew more attractive. Investors appear to be overestimating the threat of charge offs if credit woes lead consumers to retrench. Shares of Home Depot (HD) fell on the weak housing outlook, despite having a new CEO and completing the timely sale of its supply business. We believe the impact of the housing slowdown on the company will be less severe than expected, and HD has a major share repurchase program in progress. We took losses in Sprint Nextel, which faces heavy competition from larger companies and was overlooked in the initial rollout of Apple's iPhone. TimeWarner's shares also continued to languish, but we believe management action in 2008 should unlock shareholder value.

VOLATILE MARKETS COULD MEAN BUYING OPPORTUNITIES
Using our customary value-centered approach, we are repositioning the portfolio, using the opportunities the market presents to build positions in beaten-down financial and consumer-sensitive companies. We think overall economic conditions are better than many headlines imply. And although the economy is clearly slowing, we believe a sharp downturn is unlikely. U.S. exports remain strong and interest rates may fall further, but if a recession does occur, investors should bear in mind that stocks can rise during recessions just as they can fall during prosperous periods.

                    HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                     [CHART]

         December 31, 1997 through December 31, 2007

              Class A        Class A          Russell 1000
               @ N.A.        @ M.S.C          Value Index
             Cumulative     Cumulative         Cumulative
Month End      Value/1/       Value/2/           Value/4/
----------   ----------   --------------    ----------------
12/31/1997     $10,000       $ 9,425             $10,000
 1/31/1998      10,059         9,481               9,859
 2/28/1998      10,867        10,242              10,522
 3/31/1998      11,480        10,820              11,166
 4/30/1998      11,538        10,875              11,240
 5/31/1998      11,381        10,727              11,074
 6/30/1998      11,857        11,175              11,216
 7/31/1998      11,674        11,003              11,018
 8/31/1998       9,909         9,339               9,378
 9/30/1998      10,403         9,805               9,916
10/31/1998      11,154        10,512              10,685
11/30/1998      11,660        10,990              11,182
12/31/1998      12,392        11,680              11,563
 1/31/1999      12,752        12,019              11,655
 2/28/1999      12,446        11,730              11,491
 3/31/1999      12,618        11,892              11,729
 4/30/1999      13,366        12,597              12,824
 5/31/1999      13,306        12,541              12,683
 6/30/1999      13,721        12,932              13,051
 7/31/1999      13,316        12,550              12,669
 8/31/1999      13,136        12,381              12,199
 9/30/1999      12,604        11,879              11,773
10/31/1999      13,110        12,356              12,450
11/30/1999      13,148        12,392              12,353
12/31/1999      13,566        12,786              12,413
 1/31/2000      12,858        12,118              12,008
 2/29/2000      12,424        11,710              11,115
 3/31/2000      13,433        12,661              12,472
 4/30/2000      13,211        12,452              12,327
 5/31/2000      12,805        12,068              12,457
 6/30/2000      12,972        12,226              11,887
 7/31/2000      12,893        12,152              12,036
 8/31/2000      13,758        12,967              12,706
 9/30/2000      13,130        12,375              12,822
10/31/2000      13,166        12,409              13,137
11/30/2000      12,382        11,670              12,649
12/31/2000      12,574        11,851              13,283
 1/31/2001      12,582        11,859              13,334
 2/28/2001      11,835        11,154              12,964
 3/31/2001      11,170        10,528              12,505
 4/30/2001      12,081        11,387              13,119
 5/31/2001      12,099        11,404              13,413
 6/30/2001      11,680        11,008              13,116
 7/31/2001      11,279        10,630              13,088
 8/31/2001      10,586         9,978              12,564
 9/30/2001       9,702         9,145              11,680
10/31/2001      10,049         9,471              11,579
11/30/2001      10,760        10,142              12,252
12/31/2001      10,742        10,124              12,541
 1/31/2002      10,687        10,073              12,444
 2/28/2002      10,404         9,806              12,464
 3/31/2002      10,687        10,072              13,054
 4/30/2002      10,386         9,788              12,606
 5/31/2002      10,340         9,745              12,669
 6/30/2002       9,720         9,161              11,942
 7/31/2002       9,099         8,576              10,832
 8/31/2002       9,327         8,791              10,914
 9/30/2002       8,069         7,605               9,700
10/31/2002       8,370         7,888              10,419
11/30/2002       8,935         8,421              11,075
12/31/2002       8,588         8,094              10,594
 1/31/2003       8,378         7,897              10,338
 2/28/2003       8,114         7,647              10,062
 3/31/2003       8,214         7,742              10,079
 4/30/2003       8,989         8,472              10,966
 5/31/2003       9,664         9,108              11,674
 6/30/2003       9,874         9,306              11,820
 7/31/2003       9,783         9,220              11,996
 8/31/2003      10,111         9,530              12,183
 9/30/2003       9,893         9,324              12,064
10/31/2003      10,358         9,762              12,802
11/30/2003      10,723        10,106              12,976
12/31/2003      11,170        10,528              13,775
 1/31/2004      11,252        10,605              14,018
 2/29/2004      11,517        10,855              14,318
 3/31/2004      11,344        10,692              14,193
 4/30/2004      11,344        10,692              13,846
 5/31/2004      11,353        10,700              13,987
 6/30/2004      11,518        10,856              14,318
 7/31/2004      11,099        10,460              14,116
 8/31/2004      11,153        10,512              14,317
 9/30/2004      11,153        10,512              14,539
10/31/2004      11,391        10,736              14,780
11/30/2004      11,700        11,028              15,528
12/31/2004      12,193        11,492              16,048
 1/31/2005      11,955        11,268              15,763
 2/28/2005      11,910        11,225              16,285
 3/31/2005      11,764        11,088              16,062
 4/30/2005      11,527        10,864              15,774
 5/31/2005      11,809        11,130              16,154
 6/30/2005      11,722        11,048              16,331
 7/31/2005      12,096        11,400              16,803
 8/31/2005      11,905        11,220              16,730
 9/30/2005      11,868        11,185              16,965
10/31/2005      11,712        11,039              16,534
11/30/2005      12,196        11,495              17,077
12/31/2005      12,169        11,469              17,179
 1/31/2006      12,187        11,487              17,847
 2/28/2006      12,324        11,615              17,956
 3/31/2006      12,506        11,787              18,199
 4/30/2006      12,579        11,856              18,661
 5/31/2006      12,323        11,615              18,190
 6/30/2006      12,282        11,575              18,306
 7/31/2006      12,181        11,480              18,751
 8/31/2006      12,528        11,808              19,065
 9/30/2006      13,151        12,394              19,445
10/31/2006      13,608        12,826              20,082
11/30/2006      13,810        13,016              20,540
12/31/2006      14,176        13,361              21,001
 1/31/2007      14,478        13,645              21,270
 2/28/2007      14,048        13,240              20,938
 3/31/2007      13,993        13,188              21,262
 4/30/2007      14,716        13,870              22,048
 5/31/2007      15,256        14,379              22,843
 6/30/2007      15,041        14,176              22,309
 7/31/2007      14,408        13,580              21,277
 8/31/2007      14,444        13,613              21,516
 9/30/2007      14,646        13,804              22,255
10/31/2007      14,967        14,106              22,257
11/30/2007      14,123        13,311              21,169
12/31/2007      13,760        12,969              20,965

Average Annual Total Returns -- December 31, 2007/7/


                                                                SINCE
                                     1 YEAR 5 YEARS 10 YEARS  INCEPTION
CLASS A (Inception 5/6/31)
Net Asset Value/1/                   -2.94%   9.88%   3.24%       --
With Maximum Sales Charge/2/         -8.55    8.60    2.63        --

CLASS B (Inception 9/13/93)
Net Asset Value/1/                   -3.68    9.06    2.47        --
With CDSC/3/                         -8.48    8.77    2.47        --

CLASS C (Inception 5/1/95)
Net Asset Value/1/                   -3.69    9.05    2.46        --
With CDSC/3/                         -4.65    9.05    2.46        --

CLASS Y (Inception 11/18/98)
Net Asset Value/1/                   -2.59   10.29      --      2.43%
-------------------------------------------------------------------------

                                                                SINCE
                                                               CLASS Y
COMPARATIVE PERFORMANCE              1 YEAR 5 YEARS 10 YEARS INCEPTION/6/
Russell 1000 Value Index/4/          -0.17%  14.63%   7.68%     7.16%
Morningstar Large Blend Fund Avg./5/  6.16   12.63    5.92      4.92

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                              % of Net Assets as of
FUND COMPOSITION              12/31/07   12/31/06
---------------------------------------------------
Common Stocks                   96.4       97.8
---------------------------------------------------
Short-Term Investments and
 Other                           3.6        2.2
---------------------------------------------------

                              % of Net Assets as of
TEN LARGEST HOLDINGS          12/31/07   12/31/06
---------------------------------------------------
Intel Corp.                      6.9        4.0
---------------------------------------------------
Union Pacific Corp.              5.4        4.2
---------------------------------------------------
Hewlett-Packard Co.              5.0        4.0
---------------------------------------------------
Bank of New York Mellon Corp.    4.8         --
---------------------------------------------------
Dell, Inc.                       4.4        4.3
---------------------------------------------------
Carnival Corp.                   4.2        3.4
---------------------------------------------------
Time Warner, Inc.                3.6        4.4
---------------------------------------------------
Capital One Financial Corp.      3.5         --
---------------------------------------------------
JPMorgan Chase & Co.             3.5        3.8
---------------------------------------------------
Viacom, Inc., Class B            3.3        4.3
---------------------------------------------------

                              % of Net Assets as of
FIVE LARGEST INDUSTRIES           12/31/07
---------------------------------------------------
Media                               12.2
---------------------------------------------------
Computers & Peripherals             10.9
---------------------------------------------------
Capital Markets                     10.2
---------------------------------------------------
Semiconductors &
 Semiconductor Equipment             9.4
---------------------------------------------------
Consumer Finance                     7.9
---------------------------------------------------

 Portfolio holdings and asset allocations will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/8/ Net Expense Ratio/9/
-------------------------------------------------------
     A                       1.30%                1.30%
-------------------------------------------------------
     B                       2.07                 2.05
-------------------------------------------------------
     C                       2.06                 2.05
-------------------------------------------------------
     Y                       0.91                 0.91
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
/5/Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/The since-inception comparative performance figures shown for Class Y are calculated from 12/1/98.
/7/Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
/8/Before reductions and reimbursements.
/9/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/08.

                      NATIXIS U.S. DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE


Objective:
Seeks long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

--------------------------------------------------------------------------------
Inception Date:
July 7, 1994

--------------------------------------------------------------------------------
Subadvisors:
BlackRock Investment Management, LLC
Harris Associates, L.P.
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFSX
                                 Class B NESBX
                                 Class C NECCX
                                 Class Y NESYX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks can be more sensitive to market movements because their values are based on future expectations. Value stocks may fall out of favor with investors and underperform the overall market. Small-cap stocks carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility.

Management Discussion
--------------------------------------------------------------------------------

Deteriorating credit conditions and concerns about weakness in the U.S. economy heavily influenced the equity markets during the year, causing investors to become more defensive, especially during the second half of 2007. For the year, large-cap stocks outperformed both small- and mid-cap stocks and growth outperformed value.

Each of this fund's four segments is managed using a different discipline, providing investors with exposure to a wide spectrum of large-, medium- and small-cap stocks using both growth and value investment styles. The BlackRock segment seeks long-term growth of capital in companies of any size, with an emphasis on those with capitalizations greater than $2 billion. The segment managed by Harris Associates invests primarily in common stocks of large- and mid-cap companies that the manager believes are trading at a substantial discount to their "true business value." Loomis Sayles manages two portfolio segments. One invests in mid-cap growth stocks, and the other focuses on small-cap value stocks.

For the 12 months ended December 31, 2007, Natixis U.S. Diversified Portfolio returned 13.69% based on the net asset value of Class A shares, including $0.31 in capital gains reinvested during the period. This return was significantly ahead of the 5.49% return of the S&P 500 Index and the 7.98% return of the S&P MidCap 400 Index. The portfolio's return also outpaced the 5.78% return of the Dow Jones Wilshire 4500 Index and came in ahead of the 13.35% average return of the funds in Morningstar's Large Growth category.

BLACKROCK EMPHASIZED COMPANIES TIED TO GLOBAL GROWTH
While the U.S. experienced uneven economic growth in 2007, other countries enjoyed more consistent expansions. This created attractive investment opportunities in industries geared to global economic growth, such as materials, industrials and information technology. This segment had relatively large positions in these areas and relatively small positions in consumer staples, energy, consumer discretionary and finance.

With the exception of the underweight in energy and consumer staples, BlackRock's sector positioning was a positive. The segment's three best-performing stocks were: Intuitive Surgical Inc., a designer of robotic surgical systems; Monsanto, the world's largest seed producer; and National Oilwell Varco Inc., an energy equipment and services company. An underweight position in volatile oil giant Exxon Mobil Corporation, poor performance from Comcast Corp. and Japanese information technology company Akamai Technologies Inc. were the primary detractors from return. Exxon Mobil and Comcast were eliminated from the segment. The position in Akamai Technologies was reduced as part of a broader strategy of emphasizing companies that may benefit from the ongoing growth of internet commerce.

HARRIS ASSOCIATES' BOTTOM-UP PROCESS GOVERNED SECTOR ALLOCATION
Harris Associates focused on stronger, higher-quality businesses. Lack of exposure to the energy sector detracted meaningfully from return. Although performance was also held back by too great an emphasis on consumer discretionary businesses, specific consumer-related holdings were positive contributors. These included restaurant chain McDonald's; athletic apparel manufacturer NIKE; specialty retailer Best Buy; and media companies Liberty Media and Viacom. Investments in the telecommunications sector generally held back results, and by year-end all the segment's holdings in the sector had been eliminated. The segment's underweight position in financial stocks relative to the benchmark was positive because the sector did poorly, but the performance of some of the financial stocks and the segment's technology holdings were positive.

The segment's three best performers were Intel, Union Pacific and McDonald's. Intel consistently reported better-than-expected earnings and delivered a year of solid performance. Going forward, Intel may benefit from a growing demand for processor power and the trend toward mobile computing. Union Pacific generated impressive earnings, as did McDonald's, which continued to successfully execute its strategy for operational improvements. Washington Mutual,

                      NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion
--------------------------------------------------------------------------------

Capital One and Home Depot had the most negative impact on return. The deterioration in the housing market, coupled with significant loan write-offs, eroded Washington Mutual's earnings power. Capital One declined on expectations of increased write-offs due to pessimism about the economy and the weak housing market. Home Depot declined on lower earnings, as the company continued to face a tough economic environment. All three stocks remain in the segment as Harris Associates believes they are undervalued at current levels.

LOOMIS SAYLES' MID-CAP GROWTH FAVORED COMPANIES LINKED TO OVERSEAS CONSUMERS Strong stock selection in consumer discretionary, materials and processing and energy drove performance. In general, many of the segment's larger holdings were the best performers, including Precision Castparts, IntercontinentalExchange and Stericycle. In terms of sectors, consumer discretionary had the most positive impact. Examples include GameStop, a nationwide retailer of computer and video games, and apparel company Guess?. Stocks of both companies rose on better-than-expected earnings. Loomis took profits in Guess?. Many of our best performers are either foreign domiciled or have strong markets overseas. Stocks in the materials and processing sector were also good performers. Precision Castparts benefited from an upturn in the commercial aerospace cycle, and Mosaic, a fertilizer company, was aided by strength in agriculture. In energy, service stocks with exposure to oil and international operations were leaders, as were alternative energy companies First Solar and SunPower.

Even though the financial sector was weak, Loomis Sayles' stock selection was positive, including IntercontinentalExchange, which operates internet-based specialized securities markets, and BlackRock, a major U.S. investment management firm. Auctioneer Sotheby's proved disappointing and was sold. Returns on some telecommunications companies were disappointing, although utility companies, particularly wireless providers, were strong. In addition to Mosaic, the segment's most successful individual selections included Intuitive Surgical, a designer of robotic surgical systems, and Vimpel-Communications, one of Russia's largest wireless carriers. Disappointing stocks in this segment included F5 Networks, an internet traffic management and security software company; General Cable, a manufacturer of wire and cable products that we held only briefly; and PDL BioPharma, a biotechnology company. All three were sold.

LOOMIS SAYLES' SMALL-CAP VALUE SOUGHT COMPANIES WITH STRONG MARKET NICHES
A focus on higher-quality stocks led to outperformance in several sectors and resulted in acquisition offers for several companies in this segment. Technology investments were among the best contributors, with leadership coming from GeoEye, a satellite operator; Amphenol Corporation, a manufacturer of electronic and fiber connectors and cables; and Avnet, Inc., a distributor of computer products. Certain industrial stocks benefited from a strong demand in the aerospace industry and from infrastructure development. Three of the most positive companies were: Actuant Corporation, an industrial products manufacturer; BE Aerospace, the world's largest manufacturer of cabin interior components; and Ametek, Inc., a global manufacturer of electronic instruments. The segment's healthcare position was enhanced by Perrigo Co., a supplier of private label over-the-counter drugs, Beckman Coulter, Inc., a manufacturer of laboratory and analytical equipment, and Hospira, Inc., a marketer of medical delivery systems.

Problems in the subprime mortgage market, rising energy prices and a severe housing slowdown contributed to relatively poor performance in the consumer discretionary, autos and transportation and financial services areas. Individual stocks that disappointed included Avis Budget Group, a car and truck rental company; Colonial BancGroup, Inc. a regional bank with major operations in Florida; and Developers Diversified Realty, which acquires, develops and manages shopping centers. All three remain in the segment because Loomis Sayles believes they are undervalued.

                      NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                December 31, 1997 through December 31, 2007

              Class A      Class A      S&P 500      S&P 400       Wilshire
              @ N.A.       @ M.S.C.      Index        Index      4500 Index
             Cumulative   Cumulative   Cumulative   Cumulative     Monthly
Month End      Value/1/     Value/2/     Value/5/     Value/4/   Performance/6/
----------   ----------   ----------   ----------   ----------   --------------
12/31/1997     $10,000     $ 9,425       $10,000     $10,000       $10,000
 1/31/1998      10,044       9,466        10,111       9,810         9,857
 2/28/1998      10,781      10,161        10,840      10,622        10,611
 3/31/1998      11,232      10,586        11,395      11,101        11,160
 4/30/1998      11,359      10,706        11,510      11,304        11,301
 5/31/1998      11,045      10,410        11,312      10,796        10,773
 6/30/1998      11,398      10,742        11,771      10,863        10,941
 7/31/1998      11,057      10,421        11,646      10,442        10,321
 8/31/1998       9,224       8,693         9,962       8,499         8,321
 9/30/1998       9,894       9,325        10,600       9,292         8,922
10/31/1998      10,502       9,898        11,463      10,122         9,429
11/30/1998      11,026      10,392        12,157      10,627        10,015
12/31/1998      11,925      11,240        12,858      11,911        10,863
 1/31/1999      12,486      11,768        13,396      11,448        11,037
 2/28/1999      12,116      11,420        12,979      10,848        10,437
 3/31/1999      12,843      12,105        13,498      11,151        10,844
 4/30/1999      13,356      12,588        14,021      12,031        11,709
 5/31/1999      12,986      12,239        13,690      12,083        11,607
 6/30/1999      13,803      13,009        14,450      12,730        12,095
 7/31/1999      13,344      12,577        13,999      12,459        11,729
 8/31/1999      13,291      12,527        13,929      12,032        11,437
 9/30/1999      13,339      12,572        13,548      11,661        11,349
10/31/1999      13,818      13,023        14,405      12,255        11,929
11/30/1999      14,994      14,131        14,698      12,898        12,935
12/31/1999      17,466      16,462        15,563      13,665        14,718
 1/31/2000      17,251      16,259        14,781      13,280        14,542
 2/29/2000      19,368      18,254        14,502      14,209        16,803
 3/31/2000      19,168      18,066        15,920      15,399        16,182
 4/30/2000      17,692      16,675        15,441      14,861        14,235
 5/31/2000      16,238      15,304        15,124      14,676        13,184
 6/30/2000      16,552      15,600        15,497      14,891        14,768
 7/31/2000      16,125      15,197        15,255      15,126        14,348
 8/31/2000      17,389      16,389        16,203      16,815        15,950
 9/30/2000      16,877      15,907        15,347      16,700        15,301
10/31/2000      16,077      15,153        15,282      16,134        14,050
11/30/2000      14,134      13,321        14,078      14,916        11,659
12/31/2000      14,500      13,666        14,146      16,057        12,397
 1/31/2001      14,913      14,056        14,648      16,415        13,071
 2/28/2001      13,417      12,646        13,313      15,478        11,483
 3/31/2001      12,509      11,790        12,469      14,327        10,430
 4/30/2001      13,607      12,825        13,438      15,908        11,534
 5/31/2001      13,739      12,949        13,528      16,278        11,807
 6/30/2001      13,662      12,877        13,199      16,212        11,903
 7/31/2001      13,423      12,651        13,069      15,971        11,349
 8/31/2001      12,853      12,114        12,251      15,449        10,798
 9/30/2001      11,489      10,828        11,262      13,527         9,409
10/31/2001      11,778      11,101        11,476      14,125         9,902
11/30/2001      12,746      12,013        12,357      15,176        10,672
12/31/2001      13,142      12,386        12,465      15,960        11,244
 1/31/2002      13,026      12,277        12,283      15,877        11,024
 2/28/2002      12,779      12,044        12,046      15,897        10,712
 3/31/2002      13,407      12,637        12,499      17,033        11,439
 4/30/2002      13,052      12,302        11,741      16,953        11,327
 5/31/2002      12,879      12,138        11,655      16,668        11,076
 6/30/2002      11,837      11,156        10,825      15,448        10,318
 7/31/2002      10,795      10,174         9,981      13,950         9,314
 8/31/2002      10,878      10,253        10,046      14,021         9,368
 9/30/2002       9,787       9,224         8,955      12,892         8,736
10/31/2002      10,241       9,652         9,743      13,450         9,024
11/30/2002      10,844      10,221        10,316      14,229         9,647
12/31/2002      10,274       9,683         9,710      13,644         9,241
 1/31/2003      10,010       9,434         9,456      13,245         9,042
 2/28/2003       9,903       9,333         9,314      12,930         8,811
 3/31/2003       9,977       9,403         9,404      13,039         8,941
 4/30/2003      10,754      10,136        10,179      13,985         9,686
 5/31/2003      11,548      10,884        10,715      15,144        10,606
 6/30/2003      11,705      11,032        10,852      15,337        10,859
 7/31/2003      12,002      11,312        11,043      15,882        11,366
 8/31/2003      12,589      11,865        11,259      16,602        11,842
 9/30/2003      12,276      11,570        11,139      16,348        11,695
10/31/2003      13,168      12,411        11,769      17,584        12,581
11/30/2003      13,499      12,723        11,873      18,197        13,011
12/31/2003      13,730      12,940        12,495      18,504        13,282
 1/31/2004      14,052      13,244        12,725      18,905        13,757
 2/29/2004      14,176      13,361        12,902      19,359        13,998
 3/31/2004      14,209      13,392        12,707      19,441        14,057
 4/30/2004      13,919      13,118        12,508      18,803        13,492
 5/31/2004      14,133      13,320        12,679      19,193        13,697
 6/30/2004      14,496      13,663        12,926      19,630        14,054
 7/31/2004      13,670      12,884        12,498      18,714        13,271
 8/31/2004      13,505      12,728        12,549      18,665        13,277
 9/30/2004      13,934      13,133        12,684      19,217        13,818
10/31/2004      14,190      13,374        12,878      19,525        14,129
11/30/2004      14,893      14,036        13,399      20,688        15,090
12/31/2004      15,496      14,605        13,855      21,554        15,748
 1/31/2005      15,067      14,200        13,518      21,004        15,231
 2/28/2005      15,373      14,489        13,802      21,708        15,507
 3/31/2005      15,091      14,224        13,558      21,468        15,233
 4/30/2005      14,611      13,771        13,300      20,634        14,718
 5/31/2005      15,224      14,348        13,724      21,876        15,590
 6/30/2005      15,438      14,551        13,743      22,383        16,092
 7/31/2005      16,165      15,236        14,254      23,559        16,978
 8/31/2005      16,067      15,143        14,124      23,296        16,777
 9/30/2005      16,264      15,329        14,239      23,476        16,881
10/31/2005      15,918      15,003        14,001      22,971        16,518
11/30/2005      16,637      15,681        14,531      24,094        17,291
12/31/2005      16,671      15,712        14,536      24,260        17,366
 1/31/2006      17,481      16,476        14,921      25,689        18,458
 2/28/2006      17,423      16,421        14,961      25,474        18,290
 3/31/2006      17,935      16,904        15,147      26,110        18,974
 4/30/2006      18,075      17,036        15,351      26,478        19,063
 5/31/2006      17,372      16,373        14,909      25,283        18,293
 6/30/2006      17,456      16,452        14,929      25,289        18,322
 7/31/2006      17,084      16,102        15,021      24,568        17,809
 8/31/2006      17,323      16,327        15,379      24,849        18,203
 9/30/2006      17,702      16,685        15,775      25,016        18,410
10/31/2006      18,372      17,315        16,289      26,056        19,327
11/30/2006      18,842      17,758        16,599      26,894        20,054
12/31/2006      18,949      17,860        16,832      26,763        20,156
 1/31/2007      19,576      18,451        17,086      27,736        20,827
 2/28/2007      19,502      18,381        16,752      27,939        20,721
 3/31/2007      19,650      18,520        16,939      28,315        20,945
 4/30/2007      20,369      19,198        17,690      29,176        21,429
 5/31/2007      21,270      20,047        18,307      30,638        22,314
 6/30/2007      21,081      19,868        18,003      29,969        22,051
 7/31/2007      20,577      19,394        17,445      28,679        21,124
 8/31/2007      20,651      19,463        17,706      28,943        21,317
 9/30/2007      21,493      20,257        18,368      29,709        22,003
10/31/2007      22,452      21,161        18,661      30,490        22,736
11/30/2007      21,493      20,257        17,880      28,954        21,413
12/31/2007      21,541      20,302        17,756      28,899        21,320


Average Annual Total Returns -- December 31, 2007


                                      1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 7/7/94)
Net Asset Value/1/                    13.69%  15.97%   7.98%
With Maximum Sales Charge/2/           7.15   14.60    7.34

CLASS B (Inception 7/7/94)
Net Asset Value/1/                    12.83   15.11    7.17
With CDSC/3/                           7.83   14.88    7.17

CLASS C (Inception 7/7/94)
Net Asset Value/1/                    12.82   15.09    7.17
With CDSC/3/                          11.82   15.09    7.17

CLASS Y (Inception 11/15/94)
Net Asset Value/1/                    14.02   16.52    8.46
-------------------------------------------------------------

COMPARATIVE PERFORMANCE               1 YEAR 5 YEARS 10 YEARS
S&P MidCap 400 Index/4/                7.98%  16.20%  11.19%
S&P 500 Index/5/                       5.49   12.83    5.91
Dow Jones Wilshire 4500 Index/6/       5.78   18.20    7.86
Morningstar Large Growth Fund Avg./7/ 13.35   12.75    5.28

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                12/31/07   12/31/06
-----------------------------------------------------
Common Stocks                     98.0       99.0
-----------------------------------------------------
Short-Term Investments and
 Other                             2.0        1.0
-----------------------------------------------------

                                % of Net Assets as of
TEN LARGEST HOLDINGS            12/31/07   12/31/06
-----------------------------------------------------
Intel Corp.                        2.1        1.2
-----------------------------------------------------
Hewlett-Packard Co.                1.6        1.2
-----------------------------------------------------
Union Pacific Corp.                1.4        1.2
-----------------------------------------------------
Bank of New York Mellon Corp.      1.3         --
-----------------------------------------------------
Dell, Inc.                         1.2        1.3
-----------------------------------------------------
McDonald's Corp.                   1.1        1.6
-----------------------------------------------------
Broadridge Financial Solutions,
 Inc.                              1.1         --
-----------------------------------------------------
Carnival Corp.                     1.1        1.0
-----------------------------------------------------
GeoEye, Inc.                       1.0         --
-----------------------------------------------------
Capital One Financial Corp.        0.9         --
-----------------------------------------------------

                                % of Net Assets as of
FIVE LARGEST INDUSTRIES             12/31/07
-----------------------------------------------------
Computers & Peripherals                5.0
-----------------------------------------------------
Health Care Equipment &
 Supplies                              4.7
-----------------------------------------------------
Media                                  4.6
-----------------------------------------------------
Capital Markets                        4.2
-----------------------------------------------------
Chemicals                              4.2
-----------------------------------------------------

 Portfolio holdings and asset allocations will vary
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio  Net Expense Ratio
---------------------------------------------------
     A                     1.46%              1.46%
---------------------------------------------------
     B                     2.22               2.22
---------------------------------------------------
     C                     2.22               2.22
---------------------------------------------------
     Y                     1.03               1.03
---------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/S&P MidCap 400 Index is an unmanaged index of U.S. mid-sized companies. /5/S&P 500 Index is an unmanaged index of U.S. common stocks.
/6/Dow Jones Wilshire 4500 Index is an unmanaged index of 4,500 mid- and small-sized companies.
/7/Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

                      This Page Intentionally Left Blank

                      VAUGHAN NELSON SMALL CAP VALUE FUND

PORTFOLIO PROFILE


Objective:
Seeks capital appreciation

--------------------------------------------------------------------------------
Strategy:
Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process

--------------------------------------------------------------------------------
Inception Date:
December 31, 1996

--------------------------------------------------------------------------------
Managers:
Chris D. Wallis
Scott J. Weber

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFJX
                                 Class B NEJBX
                                 Class C NEJCX
                                 Class Y NEJYX

--------------------------------------------------------------------------------
What You Should Know:
Investing in small-cap stocks carries special risk, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion
--------------------------------------------------------------------------------

Despite a challenging market background, Vaughan Nelson Small Cap Value Fund outperformed its benchmark by a wide margin in 2007. Successful stock selection and a focus on areas of economic strength were key factors. This helped the fund side-step much of the turmoil that beset markets late in the year.

For the 12 months ended December 31, 2007, the fund's total return was 5.84% based on the net asset value of Class A shares. For the same period, the Russell 2000 Value Index, the fund's benchmark, returned -9.78%, while the average performance of funds in Morningstar's Small Blend category was -1.10%.

A SHIFT FROM FINANCE TO ENERGY AND TECHNOLOGY DROVE RESULTS
Disarray in the credit markets and the severe contraction in housing topped the concerns that produced high volatility during much of 2007. Large-cap companies outperformed smaller issues and, for the first time in several years, growth-style market indexes outperformed value. The fund's sizeable underweight position in interest-rate sensitive sectors was a significant contributor to its strong outperformance versus its benchmark. When risks among financial companies seemed to outweigh their reward potential, the fund eliminated real estate investment trusts and firms dependent on securities backed by mortgages and other assets. Proceeds from these sales largely went into energy and areas where values appeared more attractive. Specifically, the fund emphasized companies positioned to capitalize on the worldwide need to repair and rebuild infrastructure, a long-term necessity that may provide investment opportunities for years to come.

INDUSTRIAL, ENERGY AND TECH COMPANIES WERE AMONG LEADERS
Cleveland-Cliffs, a major producer of iron ore to the steel industry, rose as infrastructure needs boosted demand for steel. The fund took profits in this stock early in the year, then reinvested at lower prices before shares moved higher again. Aerospace supplier Alliant Techsystems also rose, thanks to solid demand for its munitions products from the military and law enforcement, and for its space systems. Team, Inc. saw growing demand for its specialized oil field and industrial services. Arena Resources, an oil and gas exploration and production company, increased output at its existing properties and acquired additional acreage at attractive prices. Strong results also boosted shares of CommScope, which serves communications networks and cable TV companies with specialized cables and connectors.

CONSUMER AND FINANCIAL ISSUES LED DECLINES
Disappointments for the fund were few, with most occurring in the consumer and financial areas. The fund eliminated California-based Central Garden and Pet, an underperforming wholesaler of lawn, garden and pet supplies whose earnings declined amid shrinking margins and competitive pressures. The fund also sold Sterling Financial, a Washington state bank, when it had to increase its loan loss reserves. Shares of Triarc declined through the year; in addition to franchising Arby's restaurants, Triarc owns non-strategic assets, including an investment advisory firm. The fund added to this position as management moved to shed the investment subsidiary and concentrate on its core restaurant business. The fund also capitalized on the price decline in First Cash Financial Services shares, adding to its position in this specialty financial-services company that operates pawn shops and "buy here/pay here" used car outlets. First Cash is expanding into Mexico and has designed a pricing structure and credit controls appropriate to these higher-risk businesses, yet the price of shares plummeted at the end of 2007 despite positive earnings momentum.

VOLATILITY AMONG SMALLER COMPANIES MAY PROVIDE OPPORTUNITIES
Small-cap stocks ceded dominance to large caps in 2007, as investors favored financially strong companies with a global reach. Even though smaller companies face greater hurdles from tighter credit or a slowing economy, market volatility may bring opportunities that offset these disadvantages. Through our disciplined, value-based, bottom-up selection process, the fund expects to uncover attractively valued stocks and seeks to deliver solid returns over time by investing in small companies.

                      VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                                    [CHART]

        December 31, 1997 through December 31, 2007

               Class A      Class A     Russell 2000
               @ N.A.       @ M.S.C.       Value
             Cumulative   Cumulative    Cumulative
Month End     Value/1/     Value/2/      Value/4/
----------   ----------   -----------   ------------
12/31/1997    $10,000     $ 9,425          $10,000
 1/31/1998      9,720       9,161            9,819
 2/28/1998     10,514       9,910           10,413
 3/31/1998     11,126      10,486           10,835
 4/30/1998     11,023      10,389           10,889
 5/31/1998     10,346       9,751           10,503
 6/30/1998     10,508       9,904           10,444
 7/31/1998      9,689       9,131            9,626
 8/31/1998      7,580       7,144            8,118
 9/30/1998      8,108       7,642            8,577
10/31/1998      8,466       7,979            8,831
11/30/1998      9,261       8,729            9,070
12/31/1998     10,206       9,619            9,355
 1/31/1999     10,421       9,822            9,143
 2/28/1999      9,548       8,999            8,518
 3/31/1999     10,206       9,619            8,448
 4/30/1999     10,975      10,344            9,219
 5/31/1999     10,884      10,258            9,503
 6/30/1999     11,790      11,112            9,847
 7/31/1999     11,646      10,976            9,613
 8/31/1999     11,542      10,879            9,262
 9/30/1999     11,863      11,181            9,076
10/31/1999     12,762      12,029            8,895
11/30/1999     14,230      13,412            8,941
12/31/1999     16,880      15,909            9,216
 1/31/2000     16,858      15,889            8,975
 2/29/2000     21,017      19,808            9,523
 3/31/2000     20,216      19,054            9,568
 4/30/2000     17,845      16,819            9,625
 5/31/2000     16,396      15,453            9,478
 6/30/2000     17,729      16,709            9,755
 7/31/2000     16,482      15,535           10,080
 8/31/2000     18,531      17,465           10,530
 9/30/2000     17,940      16,908           10,471
10/31/2000     16,429      15,485           10,433
11/30/2000     13,566      12,786           10,221
12/31/2000     14,816      13,965           11,319
 1/31/2001     15,462      14,573           11,632
 2/28/2001     13,471      12,696           11,616
 3/31/2001     12,187      11,486           11,429
 4/30/2001     13,408      12,637           11,958
 5/31/2001     13,686      12,899           12,266
 6/30/2001     14,153      13,339           12,759
 7/31/2001     13,183      12,425           12,473
 8/31/2001     12,375      11,663           12,430
 9/30/2001     10,410       9,811           11,058
10/31/2001     11,119      10,479           11,347
11/30/2001     12,097      11,402           12,162
12/31/2001     13,031      12,282           12,907
 1/31/2002     12,726      11,994           13,078
 2/28/2002     11,712      11,038           13,158
 3/31/2002     12,753      12,020           14,143
 4/30/2002     12,457      11,741           14,641
 5/31/2002     11,855      11,174           14,157
 6/30/2002     11,066      10,430           13,843
 7/31/2002      9,396       8,856           11,786
 8/31/2002      9,387       8,847           11,734
 9/30/2002      8,525       8,035           10,896
10/31/2002      8,965       8,449           11,060
11/30/2002      9,656       9,101           11,942
12/31/2002      9,019       8,500           11,432
 1/31/2003      8,516       8,027           11,110
 2/28/2003      8,220       7,747           10,737
 3/31/2003      8,238       7,764           10,851
 4/30/2003      9,028       8,509           11,882
 5/31/2003      9,953       9,380           13,095
 6/30/2003     10,330       9,736           13,317
 7/31/2003     11,003      10,371           13,981
 8/31/2003     11,569      10,904           14,512
 9/30/2003     11,228      10,582           14,346
10/31/2003     12,035      11,343           15,516
11/30/2003     12,385      11,673           16,111
12/31/2003     12,510      11,791           16,694
 1/31/2004     12,994      12,247           17,271
 2/29/2004     12,923      12,180           17,605
 3/31/2004     12,950      12,205           17,849
 4/30/2004     12,393      11,681           16,926
 5/31/2004     12,438      11,723           17,130
 6/30/2004     13,083      12,331           18,000
 7/31/2004     12,518      11,798           17,173
 8/31/2004     12,393      11,680           17,341
 9/30/2004     12,833      12,095           18,027
10/31/2004     13,013      12,264           18,307
11/30/2004     14,000      13,195           19,932
12/31/2004     14,422      13,592           20,407
 1/31/2005     13,990      13,186           19,618
 2/28/2005     14,448      13,617           20,008
 3/31/2005     14,241      13,422           19,596
 4/30/2005     13,559      12,779           18,585
 5/31/2005     14,276      13,456           19,718
 6/30/2005     14,850      13,996           20,590
 7/31/2005     15,640      14,741           21,762
 8/31/2005     15,523      14,630           21,262
 9/30/2005     15,675      14,774           21,227
10/31/2005     15,208      14,334           20,694
11/30/2005     15,864      14,951           21,533
12/31/2005     15,873      14,960           21,368
 1/31/2006     17,111      16,127           23,135
 2/28/2006     17,020      16,042           23,134
 3/31/2006     17,873      16,845           24,254
 4/30/2006     17,945      16,913           24,319
 5/31/2006     17,308      16,312           23,312
 6/30/2006     17,299      16,304           23,598
 7/31/2006     16,905      15,933           23,271
 8/31/2006     17,067      16,085           23,967
 9/30/2006     17,219      16,229           24,200
10/31/2006     18,107      17,066           25,432
11/30/2006     18,529      17,464           26,157
12/31/2006     18,744      17,666           26,385
 1/31/2007     18,978      17,887           26,781
 2/28/2007     18,995      17,903           26,452
 3/31/2007     19,246      18,140           26,771
 4/30/2007     19,310      18,199           27,049
 5/31/2007     20,513      19,333           28,040
 6/30/2007     20,422      19,248           27,387
 7/31/2007     19,542      18,419           25,056
 8/31/2007     19,919      18,774           25,558
 9/30/2007     20,288      19,121           25,673
10/31/2007     20,826      19,628           25,953
11/30/2007     19,874      18,731           24,008
12/31/2007     19,838      18,697           23,806



Average Annual Total Returns -- December 31, 2007/6/


                                                                SINCE
                                     1 YEAR 5 YEARS 10 YEARS  INCEPTION
CLASS A (Inception 12/31/96)
Net Asset Value/1/                    5.84%  17.08%   7.09%        --
With Maximum Sales Charge/2/         -0.23   15.71    6.46         --

CLASS B (Inception 12/31/96)
Net Asset Value/1/                    5.06   16.20    6.29         --
With CDSC/3/                          0.06   15.98    6.29         --

CLASS C (Inception 12/31/96)
Net Asset Value/1/                    5.05   16.21    6.29         --
With CDSC/3/                          4.05   16.21    6.29         --

CLASS Y (Inception 8/31/06)
Net Asset Value/1/                    6.12      --      --      12.25%
-------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                                         SINCE
                                                               CLASS Y
                                     1 YEAR 5 YEARS 10 YEARS INCEPTION/7/
Russell 2000 Value Index/4/          -9.78%  15.80%   9.06%     -0.50%
Morningstar Small Blend Fund Avg./5/ -1.10   15.72    8.30       6.22

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                12/31/07   12/31/06
-----------------------------------------------------
Common Stocks                     95.4       93.8
-----------------------------------------------------
Investment Companies                --        2.7
-----------------------------------------------------
Short-Term Investments and
 Other                             4.6        3.5
-----------------------------------------------------

                                % of Net Assets as of
TEN LARGEST HOLDINGS            12/31/07   12/31/06
-----------------------------------------------------
Raymond James Financial, Inc.      2.3        1.6
-----------------------------------------------------
General Cable Corp.                2.3        1.3
-----------------------------------------------------
Affiliated Managers Group, inc.    2.3        2.1
-----------------------------------------------------
HCC Insurance Holdings, Inc.       2.0        1.6
-----------------------------------------------------
Alliant Techsystems, Inc.          1.9        2.5
-----------------------------------------------------
Sybase, Inc.                       1.9         --
-----------------------------------------------------
Waddell & Reed Financial, Inc.     1.8         --
-----------------------------------------------------
CommScope, Inc.                    1.8        0.8
-----------------------------------------------------
Vectren Corp.                      1.8        0.8
-----------------------------------------------------
Ralcorp Holdings, Inc.             1.8         --
-----------------------------------------------------

                                % of Net Assets as of
FIVE LARGEST INDUSTRIES             12/31/07
-----------------------------------------------------
Oil, Gas & Consumable Fuels            8.9
-----------------------------------------------------
Capital Markets                        7.3
-----------------------------------------------------
Machinery                              6.8
-----------------------------------------------------
Insurance                              5.9
-----------------------------------------------------
Chemicals                              5.5
-----------------------------------------------------

 Portfolio holdings and asset allocations will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/8/ Net Expense Ratio/9/
-------------------------------------------------------
     A                       1.61%                1.47%
-------------------------------------------------------
     B                       2.39                 2.22
-------------------------------------------------------
     C                       2.37                 2.22
-------------------------------------------------------
     Y                       1.92                 1.22
-------------------------------------------------------


NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
/5/Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
/7/The since-inception comparative performance figures shown are calculated from 9/1/06.
/8/Before reductions and reimbursements.
/9/After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/08.

                          WESTPEAK 130/30 GROWTH FUND

PORTFOLIO PROFILE


Objective:
Seeks long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Seeks long-term growth of capital by establishing long and short positions in equity securities issued by large- and mid capitalization U.S. companies.

--------------------------------------------------------------------------------
Inception Date:
August 3, 1992

--------------------------------------------------------------------------------
Manager:
Westpeak Global Advisors, L.P.
Team Management

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFCX
                                 Class B NECBX
                                 Class C NECGX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Short sales expose the fund to the risk that it may be required to buy a security it previously sold short at a time when the security has appreciated in value. Short sales may also give rise to leverage risk.

Management Discussion
--------------------------------------------------------------------------------

Growth stocks did well in the first part of 2007, but attractively valued stocks with good quality earnings - the stocks we have traditionally favored - began to fall behind pure growth situations. As the year progressed, so too did concerns about a possible recession, which made investors in general more willing to pay a premium for growth.

For the year ended December 31, 2007, Westpeak 130/30 Growth Fund (formerly Westpeak Capital Growth Fund) returned -4.35%, while the fund's benchmark, the Russell 1000 Growth Index, returned 11.81% and the funds in Morningstar's Large Growth category had an average return of 13.35%. To illustrate the widening gap between growth and value during the period, the Russell 1000 Value Index returned -0.17% for the period.

WESTPEAK TAKES QUANTITATIVE APPROACH TO SECURITY ANALYSIS
Westpeak is noted for our quantitative approach to determining the relative attractiveness of a stock by examining its measurable characteristics, using financial statement and market sentiment factors. Stocks with high scores are potential candidates for long positions that we believe may appreciate over time. Stocks with low scores are potential short-sale candidates. Since markets continually evolve, we constantly monitor our signals and search for new investment ideas.

Our quantitative approach has worked well for the fund in the past because we seek "growth at a reasonable price." However, beginning in the second quarter of 2007, many attractively priced growth stocks either underperformed or were negative. As economic concerns spread through the markets in July and August, we experienced the most difficult period we have witnessed in many years. Although this coincided with the change in the Fund's strategy at the beginning of August (described in the fund's prospectus), the change was not the primary contributor to the fund's disappointing results.

BOTH SHORT AND LONG POSITIONS ADDED VALUE
One example of a stock that dropped in value and benefited the fund was Micron Technologies, a semiconductor company. We took a short position in Micron during the first week that the fund shifted to its new strategy, and the stock has declined consistently since then. In fact, we added to the short position in October as it continued to slide.

Among the fund's long positions, technology has been one of the best-performing sectors this year, and one of our best-performing stocks, Hewlett-Packard, is the fund's largest individual holding. Another solid performer for the fund is AGCO, a manufacturer of agricultural equipment and related replacement parts. The stock benefited as prices of agricultural commodities rose worldwide.

CONSUMER DISCRETIONARY STOCKS WERE POOR PERFORMERS
Disappointments included consumer discretionary stocks. We sold specialty retailer Office Depot in August. We would have sold it even if we had not been converting to a 130/30 strategy, but the conversion made us move a little more aggressively. Office Depot shares dropped considerably further after we sold it, but the fund's overall performance was still hurt in the first half. Another poor performer was a long position in McGraw-Hill, which we sold. McGraw-Hill stock dropped sharply when its Standard & Poor's subsidiary was criticized for giving too high a rating to certain debt structures. McGraw-Hill's analyst rating dropped, and the president of its Standard & Poor's subsidiary stepped down.

NEAR-TERM OUTLOOK CONTINUES TO FAVOR GROWTH STOCKS
Both the energy and basic industry sectors have reached high valuations, but we believe basic industries may still have some upward potential. Stocks with the strongest growth potential may also continue to do well as the economy slows, but we believe attractively valued growth stocks will return to favor eventually. Valuations in the interest-sensitive sector seem temptingly low, but we believe it may be too early to move back into financials. In pursuit of more consistent growth, we think some healthcare services companies, like drug distribution companies and healthcare insurers, look attractive.

                          WESTPEAK 130/30 GROWTH FUND

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                                    [CHART]

        December 31, 1997 through December 31, 2007

                                        Russell 1000
              Class A      Class A        Growth
              @ N.A.V.     @ M.S.C.       Index
             Cumulative   Cumulative   Cumulative
Month End     Value/1/      Value/2/      Value/4/
----------   ----------   ----------   ------------
12/31/1997     $10,000     $ 9,425        $10,000
 1/31/1998      10,080       9,500         10,299
 2/28/1998      10,771      10,152         11,074
 3/31/1998      11,253      10,606         11,515
 4/30/1998      11,453      10,795         11,675
 5/31/1998      11,177      10,535         11,343
 6/30/1998      11,758      11,082         12,038
 7/31/1998      11,648      10,978         11,958
 8/31/1998       9,798       9,235         10,164
 9/30/1998      10,386       9,789         10,944
10/31/1998      11,145      10,505         11,824
11/30/1998      11,814      11,135         12,723
12/31/1998      12,906      12,164         13,871
 1/31/1999      13,555      12,775         14,685
 2/28/1999      12,793      12,057         14,014
 3/31/1999      13,075      12,323         14,752
 4/30/1999      13,331      12,564         14,771
 5/31/1999      13,087      12,334         14,317
 6/30/1999      13,780      12,988         15,320
 7/31/1999      13,475      12,700         14,833
 8/31/1999      13,593      12,811         15,076
 9/30/1999      13,395      12,624         14,759
10/31/1999      14,328      13,504         15,873
11/30/1999      14,754      13,905         16,730
12/31/1999      16,099      15,174         18,470
 1/31/2000      15,191      14,318         17,604
 2/29/2000      15,825      14,915         18,464
 3/31/2000      17,092      16,110         19,786
 4/30/2000      16,585      15,631         18,845
 5/31/2000      15,810      14,901         17,896
 6/30/2000      16,852      15,883         19,252
 7/31/2000      16,416      15,472         18,449
 8/31/2000      17,699      16,682         20,120
 9/30/2000      16,064      15,140         18,217
10/31/2000      15,507      14,615         17,355
11/30/2000      13,415      12,643         14,796
12/31/2000      12,955      12,210         14,328
 1/31/2001      13,575      12,795         15,318
 2/28/2001      11,732      11,057         12,718
 3/31/2001      10,637      10,025         11,334
 4/30/2001      12,075      11,381         12,767
 5/31/2001      11,938      11,251         12,579
 6/30/2001      11,751      11,076         12,288
 7/31/2001      11,131      10,491         11,981
 8/31/2001      10,235       9,646         11,001
 9/30/2001       9,184       8,656          9,903
10/31/2001       9,606       9,054         10,422
11/30/2001      10,442       9,841         11,423
12/31/2001      10,304       9,712         11,402
 1/31/2002      10,261       9,671         11,200
 2/28/2002       9,889       9,321         10,736
 3/31/2002      10,227       9,639         11,107
 4/30/2002       9,657       9,102         10,201
 5/31/2002       9,449       8,906          9,954
 6/30/2002       8,672       8,173          9,033
 7/31/2002       7,998       7,538          8,536
 8/31/2002       8,007       7,546          8,562
 9/30/2002       7,160       6,749          7,674
10/31/2002       7,679       7,237          8,378
11/30/2002       7,929       7,473          8,833
12/31/2002       7,410       6,984          8,223
 1/31/2003       7,221       6,806          8,023
 2/28/2003       7,255       6,838          7,986
 3/31/2003       7,402       6,976          8,135
 4/30/2003       7,834       7,383          8,736
 5/31/2003       8,265       7,790          9,172
 6/30/2003       8,343       7,863          9,299
 7/31/2003       8,455       7,969          9,530
 8/31/2003       8,559       8,067          9,767
 9/30/2003       8,594       8,100          9,663
10/31/2003       9,008       8,490         10,205
11/30/2003       9,112       8,588         10,312
12/31/2003       9,388       8,848         10,669
 1/31/2004       9,526       8,978         10,887
 2/29/2004       9,526       8,978         10,956
 3/31/2004       9,353       8,815         10,753
 4/30/2004       9,146       8,620         10,628
 5/31/2004       9,309       8,774         10,826
 6/30/2004       9,430       8,888         10,961
 7/31/2004       8,998       8,481         10,341
 8/31/2004       8,989       8,472         10,290
 9/30/2004       9,042       8,522         10,388
10/31/2004       9,249       8,717         10,550
11/30/2004       9,594       9,043         10,913
12/31/2004       9,871       9,303         11,341
 1/31/2005       9,586       9,034         10,963
 2/28/2005       9,663       9,108         11,079
 3/31/2005       9,404       8,863         10,877
 4/30/2005       9,197       8,668         10,670
 5/31/2005       9,699       9,141         11,187
 6/30/2005       9,820       9,255         11,145
 7/31/2005      10,321       9,727         11,690
 8/31/2005      10,131       9,548         11,540
 9/30/2005      10,165       9,581         11,593
10/31/2005       9,898       9,329         11,480
11/30/2005      10,347       9,752         11,975
12/31/2005      10,200       9,614         11,938
 1/31/2006      10,537       9,931         12,147
 2/28/2006      10,520       9,915         12,128
 3/31/2006      10,744      10,126         12,307
 4/30/2006      10,753      10,134         12,290
 5/31/2006      10,295       9,703         11,874
 6/30/2006      10,346       9,751         11,827
 7/31/2006      10,122       9,540         11,602
 8/31/2006      10,320       9,727         11,964
 9/30/2006      10,614      10,004         12,292
10/31/2006      10,969      10,338         12,725
11/30/2006      11,297      10,647         12,977
12/31/2006      11,306      10,655         13,021
 1/31/2007      11,590      10,924         13,356
 2/28/2007      11,331      10,679         13,105
 3/31/2007      11,443      10,785         13,176
 4/30/2007      11,754      11,078         13,796
 5/31/2007      12,108      11,412         14,292
 6/30/2007      11,659      10,988         14,079
 7/31/2007      11,227      10,582         13,861
 8/31/2007      11,331      10,679         14,082
 9/30/2007      11,702      11,030         14,671
10/31/2007      11,849      11,167         15,171
11/30/2007      11,166      10,524         14,612
12/31/2007      10,812      10,191         14,559


Average Annual Total Returns -- December 31, 2007/6/


                                      1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 8/3/92)
Net Asset Value/1/                    -4.35%   7.85%   0.79%
With Maximum Sales Charge/2/          -9.86    6.59    0.19

CLASS B (Inception 9/13/93)
Net Asset Value/1/                    -5.00    7.07    0.03
With CDSC/3/                          -9.75    6.77    0.03

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    -5.01    7.03    0.01
With CDSC/3/                          -5.96    7.03    0.01
-------------------------------------------------------------

COMPARATIVE PERFORMANCE               1 YEAR 5 YEARS 10 YEARS
Russell 1000 Growth Index/4/          11.81%  12.11%   3.83%
Morningstar Large Growth Fund Avg./5/ 13.35   12.75    5.28

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                                  % of Net Assets as of
FUND COMPOSITION                  12/31/07   12/31/06
-------------------------------------------------------
Common Stocks                      127.1       99.4
-------------------------------------------------------
Common Stocks Sold Short           -27.5         --
-------------------------------------------------------
Short-Term Investments and Other     0.4        0.6
-------------------------------------------------------

                                  % of Net Assets as of
TEN LARGEST HOLDINGS              12/31/07   12/31/06
-------------------------------------------------------
Long Positions
-------------------------------------------------------
Hewlett-Packard Co.                  4.7        4.1
-------------------------------------------------------
Cisco Systems, Inc.                  4.1        5.4
-------------------------------------------------------
UnitedHealth Group, Inc.             4.0         --
-------------------------------------------------------
Honeywell International, Inc.        3.5         --
-------------------------------------------------------
Boeing Co. (The)                     3.5        3.9
-------------------------------------------------------
Short Positions
-------------------------------------------------------
W&T Offshore, Inc.                  -2.0         --
-------------------------------------------------------
Quest Diagnostics, Inc.             -1.9         --
-------------------------------------------------------
Scientific Games Corp.              -1.9         --
-------------------------------------------------------
Arch Coal, Inc.                     -1.9         --
-------------------------------------------------------
Eagle Materials, Inc.               -1.6         --
-------------------------------------------------------

                                  % of Net Assets as of
FIVE LARGEST INDUSTRIES               12/31/07
-------------------------------------------------------
Health Care Providers & Services*       17.0
-------------------------------------------------------
Aerospace & Defense                     10.4
-------------------------------------------------------
Computers & Peripherals                  9.9
-------------------------------------------------------
Energy Equipment & Services*             7.5
-------------------------------------------------------
Chemicals                                7.2
-------------------------------------------------------

 * Net of securities sold short.
 Portfolio holdings and asset allocations will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A                       2.11%                1.95%
-------------------------------------------------------
     B                       2.86                 2.70
-------------------------------------------------------
     C                       2.86                 2.70
-------------------------------------------------------


NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 5.75%.
/3/Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
/5/Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
/7/Before reductions and reimbursements.
/8/After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/08.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.
PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds' website at www.funds.natixis.com; and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds' website and the SEC's website. QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2007 through December 31, 2007. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
CGM ADVISOR TARGETED EQUITY FUND                7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,201.70                   $6.49
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.31                   $5.96
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,196.90                  $10.63
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.53                   $9.75
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,197.30                  $10.69
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.48                   $9.80
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,203.40                   $5.00
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.67                   $4.58
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio:1.17%,1.92%, 1.93% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
HANSBERGER INTERNATIONAL FUND                   7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,031.90                   $7.53
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.80                   $7.48
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,028.70                  $11.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.01                  $11.27
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,028.30                  $11.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.01                  $11.27

*Expenses are equal to the Fund's annualized expense ratio: 1.47%, 2.22%, and 2.22% for Class A, B, and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
HARRIS ASSOCIATES FOCUSED VALUE FUND            7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $869.00                   $7.30
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.39                   $7.88
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $866.80                  $10.82
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.61                  $11.67
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $866.10                  $10.82
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.61                  $11.67

*Expenses are equal to the Fund's annualized expense ratio: 1.55%, 2.30% and 2.30% for Class A, B and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
HARRIS ASSOCIATES LARGE CAP VALUE FUND          7/1/2007              12/31/2007        7/1/2007  -  12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $914.80                   $6.32
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.60                   $6.67
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $911.00                   $9.92
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.82                  $10.46
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $910.90                   $9.92
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.82                  $10.46
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $916.00                   $4.64
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.37                   $4.89

*Expenses are equal to the fund's annualized expense ratio: 1.31%, 2.06%, 2.06% and 0.96% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
NATIXIS U.S. DIVERSIFIED PORTFOLIO              7/1/2007              12/31/2007        7/1/2007  -  12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,021.90                   $7.64
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.64                   $7.63
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,018.10                  $11.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.86                  $11.42
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,018.10                  $11.45
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.86                  $11.42
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,023.00                   $6.27
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.00                   $6.26

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.50%, 2.25%, 2.25% and 1.23% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
VAUGHAN NELSON SMALL CAP VALUE FUND             7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $971.40                   $7.21
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.90                   $7.37
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $967.80                  $10.91
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.12                  $11.17
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $967.80                  $10.91
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.12                  $11.17
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $972.80                   $5.82
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.31                   $5.96

*Expenses are equal to the Fund's annualized expense ratio: 1.45%, 2.20%, 2.20% and 1.17% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
WESTPEAK 130/30 GROWTH FUND                     7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $927.40                   $8.99
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.88                   $9.40
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $924.40                  $12.61
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,012.10                  $13.19
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $924.30                  $12.61
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,012.10                  $13.19
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio: 1.85%, 2.60% and 2.60% for Class A, B, and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

         CGM ADVISOR TARGETED EQUITY FUND -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007


   Shares    Description                                           Value (+)
-------------------------------------------------------------------------------
Common Stocks -- 95.8% of Net Assets
             Chemicals -- 10.7%
     475,000 Monsanto Co.                                       $    53,052,750
     486,200 Praxair, Inc.                                           43,130,802
                                                                ---------------
                                                                     96,183,552
                                                                ---------------
             Commercial Banks -- 9.6%
   1,933,000 Banco Itau Holding Financeira SA, ADR                   49,987,380
   1,205,000 Wells Fargo & Co.(b)                                    36,378,950
                                                                ---------------
                                                                     86,366,330
                                                                ---------------
             Communications Equipment -- 5.3%
     415,000 Research In Motion, Ltd.(c)                             47,061,000
                                                                ---------------
             Computers & Peripherals -- 5.4%
     245,000 Apple, Inc.(c)                                          48,529,600
                                                                ---------------
             Diversified Financial Services -- 3.1%
     670,000 Bank of America Corp.                                   27,644,200
                                                                ---------------
             Energy Equipment & Services -- 11.1%
   1,070,000 Halliburton Co.                                         40,563,700
     600,000 Schlumberger, Ltd.                                      59,022,000
                                                                ---------------
                                                                     99,585,700
                                                                ---------------
             Hotel, Restaurant & Leisure-- 5.0%
     760,000 McDonald's Corp.                                        44,771,600
                                                                ---------------
             Insurance -- 8.9%
     635,000 MetLife, Inc.                                           39,128,700
     435,000 Prudential Financial, Inc.                              40,472,400
                                                                ---------------
                                                                     79,601,100
                                                                ---------------
             IT Services -- 5.2%
     215,000 MasterCard, Inc., Class A(b)                            46,268,000
                                                                ---------------
             Machinery -- 6.5%
     630,000 Deere & Co.                                             58,665,600
                                                                ---------------
             Metals & Mining -- 5.0%
   1,375,000 Companhia Vale do Rio Doce, ADR                         44,921,250
                                                                ---------------
             Oil, Gas & Consumable Fuels -- 9.1%
     705,000 Petroleo Brasileiro SA, ADR                             81,244,200
                                                                ---------------
             Pharmaceuticals -- 4.8%
     650,000 Johnson & Johnson                                       43,355,000
                                                                ---------------
             Software -- 1.3%
     500,000 Oracle Corp.(c)                                         11,290,000
                                                                ---------------
             Wireless Telecommunication Services -- 4.8%
     705,000 America Movil SAB de CV, Series L, ADR                  43,279,950
                                                                ---------------
             Total Common Stocks (Identified Cost $648,206,857)     858,767,082
                                                                ---------------

  Principal
   Amount/
   Shares     Description                                                           Value (+)
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- 6.5%
$  37,580,000 American Express Credit Corp.,
              3.800%, due 1/02/2008                                              $    37,580,000
   20,829,727 State Street Navigator Securities Lending Prime Portfolio(d)            20,829,727
                                                                                   ---------------
              Total Short-Term Investments (Identified Cost $58,409,727)              58,409,727
                                                                                   ---------------
              Total Investments -- 102.3%
              (Identified Cost $706,616,584)(a)                                      917,176,809
              Other assets less liabilities -- (2.3)%                                (20,739,963)
                                                                                   ---------------
              Net Assets -- 100%                                                 $   896,436,846
                                                                                   ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized appreciation on
              investments based on a cost of $712,758,328 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                    $   216,522,690
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                        (12,104,209)
                                                                                   ---------------
              Net unrealized appreciation                                        $   204,418,481
                                                                                   ===============
          (b) All or a portion of this security was on loan to brokers at December 31, 2007.
          (c) Non-income producing security.
          (d) Represents investment of security lending collateral.
          ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                   Energy Equipment & Services         11.1%
                   Chemicals                           10.7
                   Commercial Banks                     9.6
                   Oil, Gas & Consumable Fuels          9.1
                   Insurance                            8.9
                   Machinery                            6.5
                   Computers & Peripherals              5.4
                   Communications Equipment             5.3
                   IT Services                          5.2
                   Hotels, Restaurants & Leisure        5.0
                   Metals & Mining                      5.0
                   Pharmaceuticals                      4.8
                   Wireless Telecommunication Services  4.8
                   Diversified Financial Services       3.1
                   Software                             1.3

                See accompanying notes to financial statements.

           HANSBERGER INTERNATIONAL FUND -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares    Description                                           Value (+)
----------------------------------------------------------------------------------
Common Stocks -- 97.3% of Net Assets
             Australia -- 3.3%
      40,616 BHP Billiton, Ltd.                                 $     1,419,859
      15,453 Rio Tinto, Ltd.(b)                                       1,797,702
      54,687 Westpac Banking Corp.                                    1,329,824
      35,324 Woodside Petroleum, Ltd.                                 1,548,316
                                                                ---------------
                                                                      6,095,701
                                                                ---------------
             Austria -- 0.6%
      14,831 Erste Bank Der Oesterreichischen Sparkassen AG           1,047,187
                                                                ---------------
             Brazil -- 4.8%
      41,837 Banco Itau Holding Financeira SA, ADR(b)                 1,081,905
      14,034 Companhia de Bebidas das Americas, Preferred ADR           996,835
      50,927 Companhia Energetica de Minas Gerais, ADR(b)               940,112
      54,372 Companhia Vale do Rio Doce, ADR                          1,776,333
      34,323 Petroleo Brasileiro SA, ADR                              3,955,383
                                                                ---------------
                                                                      8,750,568
                                                                ---------------
             Canada -- 3.3%
      17,586 Bank of Nova Scotia                                        895,916
      36,783 Cameco Corp.                                             1,464,331
      16,834 IGM Financial, Inc.                                        853,341
      41,379 Manulife Financial Corp.                                 1,686,194
      11,076 Suncor Energy, Inc.                                      1,204,294
                                                                ---------------
                                                                      6,104,076
                                                                ---------------
             China -- 2.1%
      12,100 China Medical Technologies, Inc., Sponsored ADR(b)         537,119
     376,000 Cosco Pacific, Ltd.                                        980,865
   2,016,410 Denway Motors, Ltd.                                      1,267,296
      20,202 Focus Media Holding Ltd.(b)(c)                           1,147,676
                                                                ---------------
                                                                      3,932,956
                                                                ---------------
             Denmark -- 1.2%
      20,542 Vestas Wind Systems A/S(c)                               2,218,140
                                                                ---------------
             France -- 9.9%
      70,702 Axa                                                      2,818,812
      10,823 BNP Paribas(b)                                           1,174,294
      26,220 Carrefour SA(b)                                          2,040,776
      13,051 Electricite de France                                    1,554,534
      17,665 Iliad SA(b)                                              1,899,760
       8,344 LVMH Moet Hennessy Louis Vuitton SA                      1,008,365
       4,857 PPR                                                        780,175
      10,156 Schneider Electric SA(b)                                 1,375,565
      34,464 Societe Television Franciase 1(b)                          918,874
      16,496 Suez SA(b)                                               1,122,815
      19,925 Total SA                                                 1,649,797
      11,711 Total SA, ADR                                              967,329
      21,311 Vivendi SA(b)                                              978,452
                                                                ---------------
                                                                     18,289,548
                                                                ---------------
             Germany -- 6.6%
      46,132 Adidas AG(b)                                             3,430,015
      28,821 Commerzbank AG                                           1,096,542
       4,652 E.ON AG                                                    988,982
       6,500 Merck KGaA                                                 840,628
      27,792 SAP AG(b)                                                1,430,545
      21,401 SAP AG, ADR(b)                                           1,092,521
      12,536 Siemens AG (Registered)                                  1,993,251
       4,388 Wacker Chemie AG                                         1,265,732
                                                                ---------------
                                                                     12,138,216
                                                                ---------------

   Shares    Description                                               Value (+)
-----------------------------------------------------------------------------------
             Greece -- 1.3%
      23,388 Folli-Follie SA                                        $       868,424
      22,051 National Bank of Greece SA                                   1,512,148
                                                                    ---------------
                                                                          2,380,572
                                                                    ---------------
             Hong Kong -- 1.6%
     136,300 Esprit Holdings, Ltd.                                        2,022,625
     444,000 Foxconn International Holdings, Ltd.(c)                        988,507
                                                                    ---------------
                                                                          3,011,132
                                                                    ---------------
             India -- 2.2%
      12,194 HDFC Bank, Ltd., ADR(b)                                      1,590,707
      52,125 Infosys Technologies, Ltd., ADR(b)                           2,364,390
                                                                    ---------------
                                                                          3,955,097
                                                                    ---------------
             Ireland -- 0.8%
      45,180 Anglo Irish Bank Corp. PLC                                     724,351
      20,902 Ryanair Holdings PLC, Sponsored ADR(b)(c)                      824,375
                                                                    ---------------
                                                                          1,548,726
                                                                    ---------------
             Israel -- 0.7%
      27,666 Teva Pharmaceutical Industries, Ltd., Sponsored ADR(b)       1,285,916
                                                                    ---------------
             Italy -- 4.1%
      45,290 ENI SpA                                                      1,652,918
      72,959 Saipem SpA(b)                                                2,913,527
     358,670 UniCredito Italiano SpA                                      2,950,203
                                                                    ---------------
                                                                          7,516,648
                                                                    ---------------
             Japan -- 14.0%
     140,000 Bank of Yokohama (The), Ltd.                                   975,436
      17,600 Canon, Inc.(b)                                                 805,491
      25,800 Denso Corp.                                                  1,049,911
     198,000 Isuzu Motors, Ltd.(b)                                          888,912
      30,900 Millea Holdings, Inc.                                        1,037,389
      34,000 NGK Insulators, Ltd.                                           911,584
      18,300 Nidec Corp.                                                  1,322,214
       5,900 Nintendo Co., Ltd.                                           3,464,194
      26,000 Nitto Denko Corp.                                            1,366,479
      50,100 Nomura Holdings, Inc.(b)                                       839,418
       6,740 ORIX Corp.                                                   1,133,581
      40,900 Promise Co., Ltd.(b)                                         1,007,036
      16,600 Shin-Etsu Chemical Co., Ltd.                                 1,032,373
      56,000 Shionogi & Co., Ltd.                                           992,829
       8,100 SMC Corp.                                                      963,605
      94,200 Sumitomo Corp.(b)                                            1,317,987
     191,000 Sumitomo Trust & Banking Co., Ltd.                           1,258,832
      46,200 THK Co., Ltd.                                                  933,773
     137,000 Toshiba Corp.(b)                                             1,011,055
      22,100 Toyota Motor Corp.                                           1,177,017
      12,500 Yamada Denki Co., Ltd.(b)                                    1,410,064
      71,000 Yaskawa Electric Corp.                                         957,790
                                                                    ---------------
                                                                         25,856,970
                                                                    ---------------
             Kazakhstan -- 0.1%
      12,820 Eurasian Natural Resources Corp., 144A(c)                      163,325
                                                                    ---------------
             Luxembourg -- 0.9%
      14,260 Millicom International Cellular S.A.(b)(c)                   1,681,824
                                                                    ---------------
             Mexico -- 1.7%
      26,690 America Movil SAB de C.V., Series L, ADR                     1,638,499
      21,273 Cemex SAB de CV, Sponsored ADR(b)(c)                           549,907
      26,901 Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V           928,085
                                                                    ---------------
                                                                          3,116,491
                                                                    ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares    Description                                                    Value (+)
----------------------------------------------------------------------------------------
             Netherlands -- 1.1%
      18,689 ING Groep NV                                                $       728,223
      30,610 Koninklijke (Royal) Philips Electronics NV                        1,308,578
                                                                         ---------------
                                                                               2,036,801
                                                                         ---------------
             Norway -- 1.5%
      21,300 Norske Skogindustrier ASA(b)                                        175,612
      32,399 Renewable Energy Corp. A/S(b)(c)                                  1,625,086
      42,100 Subsea 7, Inc.(c)                                                   935,523
                                                                         ---------------
                                                                               2,736,221
                                                                         ---------------
             Republic of Korea -- 3.0%
      26,265 Hyundai Motor Co., Ltd.(c)                                        1,990,628
      12,012 Kookmin Bank, Sponsored ADR(b)                                      880,720
       2,788 Samsung Electronics Co., Ltd.                                     1,640,731
       3,519 Samsung Electronics Co., Ltd., GDR, 144A                          1,030,187
                                                                         ---------------
                                                                               5,542,266
                                                                         ---------------
             Russia -- 3.1%
      20,602 Evraz Group SA, GDR, 144A                                         1,596,655
      18,335 LUKOIL, ADR                                                       1,585,978
       5,463 Mining and Metallurgical Co. Norilsk Nickel, ADR                  1,479,107
      19,342 OAO Gazprom, Sponsored ADR                                        1,096,691
                                                                         ---------------
                                                                               5,758,431
                                                                         ---------------
             Singapore -- 1.8%
      80,000 DBS Group Holdings, Ltd.                                          1,135,437
     131,000 Keppel Corp., Ltd.(b)                                             1,167,298
     215,000 Keppel Land, Ltd.                                                 1,075,737
                                                                         ---------------
                                                                               3,378,472
                                                                         ---------------
             South Africa -- 0.6%
      53,719 MTN Group, Ltd.                                                   1,006,139
                                                                         ---------------
             Spain -- 3.6%
      68,452 Banco Bilbao Vizcaya Argentaria SA                                1,666,404
     147,057 Banco Santander Central Hispano SA                                3,176,129
      55,303 Telefonica SA                                                     1,792,717
                                                                         ---------------
                                                                               6,635,250
                                                                         ---------------
             Switzerland -- 8.9%
      61,314 ABB, Ltd.                                                         1,767,791
      14,672 Credit Suisse Group                                                 883,189
      12,942 Holcim, Ltd. (Registered)                                         1,379,624
      12,444 Lonza Group AG                                                    1,504,990
       5,186 Nestle SA                                                         2,381,360
       3,711 Nobel Biocare Holding AG(c)                                         988,313
      40,587 Novartis AG                                                       2,219,595
       9,038 Roche Holding AG                                                  1,562,360
       4,675 Syngenta AG                                                       1,186,329
       8,334 Synthes, Inc.(c)                                                  1,036,198
      32,201 UBS AG                                                            1,484,714
                                                                         ---------------
                                                                              16,394,463
                                                                         ---------------
             Taiwan -- 1.0%
     505,619 Taiwan Semiconductor Manufacturing Co., Ltd.                        958,647
      96,369 Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR         959,835
                                                                         ---------------
                                                                               1,918,482
                                                                         ---------------
             Thailand -- 0.5%
     278,100 Bangkok Bank PLC                                                    982,184
                                                                         ---------------
             United Kingdom -- 13.0%
     465,017 ARM Holdings PLC(b)                                               1,146,844
      21,725 AstraZeneca PLC                                                     935,104
      85,772 Autonomy Corp. PLC(c)                                             1,507,652

   Shares     Description                                                       Value (+)
---------------------------------------------------------------------------------------------
              United Kingdom -- continued
       40,229 BHP Billiton PLC                                               $     1,226,715
      167,091 British Sky Broadcasting PLC                                         2,055,348
       36,672 GlaxoSmithKline PLC                                                    931,341
       68,940 HBOS PLC                                                             1,002,457
       71,000 HSBC Holdings PLC                                                    1,193,805
      100,011 ICAP PLC                                                             1,441,217
      131,158 Man Group PLC                                                        1,488,870
      200,727 Michael Page International PLC                                       1,142,776
      257,109 Old Mutual PLC                                                         856,620
      123,680 Prudential PLC                                                       1,741,511
       17,539 Reckitt Benckiser Group PLC                                          1,019,190
      148,779 Smith & Nephew PLC                                                   1,706,938
      278,807 Tesco PLC                                                            2,652,157
      497,873 Vodafone Group PLC                                                   1,868,970
                                                                             ---------------
                                                                                  23,917,515
                                                                             ---------------
              Total Common Stocks (Identified Cost $135,881,740)                 179,399,317
                                                                             ---------------
Preferred Stocks -- 1.3%
              Brazil -- 1.0%
       65,715 Companhia Vale do Rio Doce, Sponsored ADR(b)                         1,838,706
                                                                             ---------------
              Germany -- 0.3%
        5,871 Fresenius SE-PFD                                                       487,708
                                                                             ---------------
              Total Preferred Stocks (Identified Cost $1,200,752)                  2,326,414
                                                                             ---------------
   Shares/
  Principal
   Amount
---------------------------------------------------------------------------------------------
Short-Term Investments -- 18.7%
   31,403,828 State Street Navigator Securities Lending Prime Portfolio(d)        31,403,828
$   3,143,412 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.25% to be repurchased at
              $3,143,979 on 1/02/2008, collateralized by $3,120,000 Federal
              Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at
              $3,209,700 including accrued interest (Note 2h of Notes to
              Financial Statements)                                                3,143,412
                                                                             ---------------
              Total Short-Term Investments (Identified Cost $34,547,240)          34,547,240
                                                                             ---------------
              Total Investments -- 117.3%
              (Identified Cost $171,629,732)(a)                                  216,272,971
              Other assets less liabilities -- (17.3)%                           (31,864,176)
                                                                             ---------------
              Net Assets -- 100%                                             $   184,408,795
                                                                             ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized appreciation on
              investments based on a cost of $173,965,089 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                $    45,498,471
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                     (3,190,589)
                                                                             ---------------
              Net unrealized appreciation                                    $    42,307,882
                                                                             ===============
          (b) All or a portion of this security was on loan to brokers at December 31, 2007.
          (c) Non-income producing security.
          (d) Represents investment of security lending collateral.

                See accompanying notes to financial statements.

Investments as of December 31, 2007

        144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,790,167 or
             1.5% of net assets.
     ADR/GDR An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described.
             The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                  Commercial Banks                       13.9%
                  Oil, Gas & Consumable Fuels             8.2
                  Metals & Mining                         6.1
                  Pharmaceuticals                         4.8
                  Insurance                               4.4
                  Software                                4.1
                  Capital Markets                         3.8
                  Electrical Equipment                    3.8
                  Wireless Telecommunication Services     3.4
                  Semiconductors & Semiconductor          3.1
                  Food & Staples Retailing                3.0
                  Automobiles                             2.9
                  Textiles, Apparel & Luxury Good         2.9
                  Media                                   2.8
                  Chemicals                               2.6
                  Health Care Equipment & Supplies        2.6
                  Industrial Conglomerates                2.4
                  Energy Equipment & Services             2.1
                  Diversified Telecommunication Services  2.0
                  Other, less than 2% each               19.7

                See accompanying notes to financial statements.

       HARRIS ASSOCIATES FOCUSED VALUE FUND -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007


   Shares    Description                                              Value (+)
----------------------------------------------------------------------------------
Common Stocks -- 100.0% of Net Assets
             Capital Markets -- 5.0%
      51,500 Merrill Lynch & Co., Inc.                             $     2,764,520
      76,500 Morgan Stanley                                              4,062,915
                                                                   ---------------
                                                                         6,827,435
                                                                   ---------------
             Chemicals -- 3.0%
      87,100 International Flavors & Fragrances, Inc.(b)                 4,192,123
                                                                   ---------------
             Commercial Services & Supplies -- 4.9%
     248,200 Robert Half International, Inc.                             6,711,328
                                                                   ---------------
             Computers & Peripherals -- 2.4%
      61,300 Dell, Inc.(c)                                               1,502,463
      66,000 Teradata Corp.(c)                                           1,809,060
                                                                   ---------------
                                                                         3,311,523
                                                                   ---------------
             Consumer Finance -- 3.0%
     270,400 Discover Financial Services                                 4,077,632
                                                                   ---------------
             Health Care Equipment & Supplies -- 4.9%
     156,500 Hospira, Inc.(c)                                            6,673,160
                                                                   ---------------
             Health Care Providers & Services -- 3.3%
     891,000 Tenet Healthcare Corp.(b)(c)                                4,526,280
                                                                   ---------------
             Hotels, Restaurants & Leisure -- 6.8%
      44,000 McDonald's Corp.                                            2,592,040
     177,900 Yum! Brands, Inc.                                           6,808,233
                                                                   ---------------
                                                                         9,400,273
                                                                   ---------------
             Internet & Catalog Retail -- 5.5%
     394,900 Liberty Media Holding Corp. - Interactive, Class A(c)       7,534,692
                                                                   ---------------
             Life Sciences Tools & Services -- 9.2%
     284,000 MDS, Inc.(b)                                                5,523,800
     272,300 PerkinElmer, Inc.                                           7,085,246
                                                                   ---------------
                                                                        12,609,046
                                                                   ---------------
             Media -- 18.6%
     115,700 Cablevision Systems Corp., Class A(c)                       2,834,650
     280,720 Discovery Holding Co.(c)                                    7,057,301
      38,000 Liberty Media Corp. - Capital, Series A(c)                  4,426,620
     246,000 Time Warner, Inc.                                           4,061,460
     415,300 Virgin Media, Inc.(b)                                       7,118,242
                                                                   ---------------
                                                                        25,498,273
                                                                   ---------------
             Personal Products -- 4.7%
     163,700 Avon Products, Inc.                                         6,471,061
                                                                   ---------------
             Semiconductors & Semiconductor Equipment -- 21.7%
     464,900 Intel Corp.                                                12,394,234
     106,200 International Rectifier Corp.(c)                            3,607,614
     739,600 Micron Technology, Inc.(b)(c)                               5,362,100
     368,900 National Semiconductor Corp.                                8,351,896
                                                                   ---------------
                                                                        29,715,844
                                                                   ---------------
             Specialty Retail -- 2.7%
      82,100 Tiffany & Co.                                               3,779,063
                                                                   ---------------
             Textiles, Apparel & Luxury Goods -- 3.7%
     277,600 Timberland Co.(b)(c)                                        5,019,008
                                                                   ---------------

   Shares     Description                                                       Value (+)
---------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance -- 0.6%
       71,215 Sovereign Bancorp, Inc.                                        $       811,851
                                                                             ---------------
              Total Common Stocks (Identified Cost $137,248,070)                 137,158,592
                                                                             ---------------
   Shares/
  Principal
   Amount
---------------------------------------------------------------------------------------------
Short-Term Investments -- 17.6%
   18,890,517 State Street Navigator Securities Lending Prime Portfolio(d)        18,890,517
$   5,322,641 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $5,323,602 on 1/2/2008, collateralized by $5,280,000 Federal
              Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at
              $5,431,800, including accrued interest (Note 2h of Notes to
              Financial Statements)                                                5,322,641
                                                                             ---------------
              Total Short-Term Investments (Identified Cost $24,213,158)          24,213,158
                                                                             ---------------
              Total Investments -- 117.6%
              (Identified Cost $161,461,228)(a)                                  161,371,750
              Other assets less liabilities -- (17.6)%                           (24,172,737)
                                                                             ---------------
              Net Assets -- 100%                                             $   137,199,013
                                                                             ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized depreciation on
              investments based on a cost of $161,472,109 for federal
              income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                $    15,117,291
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                    (15,217,650)
                                                                             ---------------
              Net unrealized depreciation                                    $      (100,359)
                                                                             ===============
          (b) All or a portion of this security was on loan to brokers at
              December 31, 2007.
          (c) Non-income producing security.
          (d) Represents investment of securities lending collateral.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                 Semiconductors & Semiconductor Equipment 21.7%
                 Media                                    18.6
                 Life Sciences Tools & Services            9.2
                 Hotels, Restaurants & Leisure             6.8
                 Internet & Catalog Retail                 5.5
                 Capital Markets                           5.0
                 Commercial Services & Supplies            4.9
                 Health Care Equipment & Supplies          4.9
                 Personal Products                         4.7
                 Textiles, Apparel & Luxury Goods          3.7
                 Health Care Providers & Services          3.3
                 Chemicals                                 3.0
                 Consumer Finance                          3.0
                 Specialty Retail                          2.7
                 Computers & Peripherals                   2.4
                 Thrifts & Mortgage Finance                0.6

                See accompanying notes to financial statements.

      HARRIS ASSOCIATES LARGE CAP VALUE FUND -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares       Description                                      Value (+)
-----------------------------------------------------------------------------
Common Stocks -- 96.4% of Net Assets
                Air Freight & Logistics -- 3.0%
      74,700    FedEx Corp.                                   $     6,660,999
                                                              ---------------
                Automobiles -- 1.7%
      83,000    Harley-Davidson, Inc.(b)                            3,876,930
                                                              ---------------
                Beverages -- 1.9%
      27,400    Coca-Cola Co. (The)                                 1,681,538
      28,700    Diageo PLC, Sponsored ADR                           2,463,321
                                                              ---------------
                                                                    4,144,859
                                                              ---------------
                Capital Markets -- 10.2%
     222,300    Bank of New York Mellon Corp.                      10,839,348
     106,500    Merrill Lynch & Co., Inc.                           5,716,920
     118,000    Morgan Stanley                                      6,266,980
                                                              ---------------
                                                                   22,823,248
                                                              ---------------
                Chemicals -- 1.8%
     102,000    Dow Chemical Co. (The)                              4,020,840
                                                              ---------------
                Communications Equipment -- 3.3%
     453,700    Motorola, Inc.                                      7,277,348
                                                              ---------------
                Computers & Peripherals -- 10.9%
     406,000    Dell, Inc.(c)                                       9,951,060
     221,000    Hewlett-Packard Co.                                11,156,080
     184,975    Sun Microsystems, Inc.(c)                           3,353,597
                                                              ---------------
                                                                   24,460,737
                                                              ---------------
                Consumer Finance -- 7.9%
     111,100    American Express Co.                                5,779,422
     168,000    Capital One Financial Corp.                         7,939,680
     261,550    Discover Financial Services(b)                      3,944,174
                                                              ---------------
                                                                   17,663,276
                                                              ---------------
                Diversified Financial Services -- 3.5%
     179,100    JPMorgan Chase & Co.                                7,817,715
                                                              ---------------
                Electronic Equipment & Instruments -- 0.5%
      30,800    Tyco Electronics, Ltd.                              1,143,604
                                                              ---------------
                Health Care Equipment & Supplies -- 3.2%
      30,300    Covidien, Ltd.                                      1,341,987
     117,000    Medtronic, Inc.                                     5,881,590
                                                              ---------------
                                                                    7,223,577
                                                              ---------------
                Hotels, Restaurants & Leisure -- 7.4%
     213,700    Carnival Corp.                                      9,507,513
     119,000    McDonald's Corp.                                    7,010,290
                                                              ---------------
                                                                   16,517,803
                                                              ---------------
                Household Durables -- 2.1%
      53,300    Fortune Brands, Inc.                                3,856,788
      87,200    Pulte Homes, Inc.(b)                                  919,088
                                                              ---------------
                                                                    4,775,876
                                                              ---------------
                Insurance -- 1.3%
      45,900    Aflac, Inc.                                         2,874,717
                                                              ---------------
                Media -- 12.2%
     129,800    Comcast Corp., Special Class A(c)                   2,351,976
      40,310    Liberty Media Corp. - Capital, Series A(b)(c)       4,695,712
      47,500    Omnicom Group, Inc.                                 2,257,675
     482,000    Time Warner, Inc.                                   7,957,820
     167,300    Viacom, Inc., Class B(c)                            7,347,816
      87,100    Walt Disney Co. (The)                               2,811,588
                                                              ---------------
                                                                   27,422,587
                                                              ---------------

   Shares     Description                                                           Value (+)
-----------------------------------------------------------------------------------------------------
              Office Electronics -- 1.0%
      137,400 Xerox Corp.                                                        $     2,224,506
                                                                                   ---------------
              Pharmaceuticals -- 1.1%
       49,000 GlaxoSmithKline PLC, Sponsored ADR                                       2,469,110
                                                                                   ---------------
              Road & Rail -- 5.4%
       97,000 Union Pacific Corp.                                                     12,185,140
                                                                                   ---------------
              Semiconductors & Semiconductor Equipment -- 9.4%
      581,400 Intel Corp.                                                             15,500,124
      164,800 Texas Instruments, Inc.                                                  5,504,320
                                                                                   ---------------
                                                                                      21,004,444
                                                                                   ---------------
              Specialty Retail -- 5.6%
       85,900 Best Buy Co., Inc.(b)                                                    4,522,635
      244,500 Home Depot, Inc.                                                         6,586,830
       71,800 Limited Brands, Inc.(b)                                                  1,359,174
                                                                                   ---------------
                                                                                      12,468,639
                                                                                   ---------------
              Textiles, Apparel & Luxury Goods -- 2.3%
       79,300 NIKE, Inc., Class B                                                      5,094,232
                                                                                   ---------------
              Thrifts & Mortgage Finance -- 0.7%
      112,400 Washington Mutual, Inc.(b)                                               1,529,764
                                                                                   ---------------
              Total Common Stocks (Identified Cost $190,631,088)                     215,679,951
                                                                                   ---------------
   Shares/
  Principal
   Amount
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- 12.5%
   16,389,229 State Street Navigator Securities Lending Prime Portfolio(d)            16,389,229
$  11,629,319 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $11,631,419 on 1/2/2008, collateralized by $11,535,000
              Federal Home Loan Mortgage Corp., 5.875% due 9/21/2022
              valued at $11,866,631, including accrued interest (Note 2h of
              Notes to Financial Statements)                                          11,629,319
                                                                                   ---------------
              Total Short-Term Investments (Identified Cost $28,018,548)              28,018,548
                                                                                   ---------------
              Total Investments -- 108.9%
              (Identified Cost $218,649,636)(a)                                      243,698,499
              Other assets less liabilities -- (8.9)%                                (19,857,573)
                                                                                   ---------------
              Net Assets -- 100%                                                 $   223,840,926
                                                                                   ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized appreciation on
              investments based on a cost of $218,745,298 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                    $    37,949,348
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                        (12,996,147)
                                                                                   ---------------
              Net unrealized appreciation                                        $    24,953,201
                                                                                   ===============
          (b) All or a portion of this security was on loan to brokers at December 31, 2007.
          (c) Non-income producing security.
          (d) Represents investment of securities lending collateral.
          ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

Investments as of December 31, 2007


Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                 Media                                    12.2%
                 Computers & Peripherals                  10.9
                 Capital Markets                          10.2
                 Semiconductors & Semiconductor Equipment  9.4
                 Consumer Finance                          7.9
                 Hotels, Restaurants & Leisure             7.4
                 Specialty Retail                          5.6
                 Road and Rail                             5.4
                 Diversified Financial Services            3.5
                 Communications Equipment                  3.3
                 Health Care Equipment & Supplies          3.2
                 Air Freight & Logistics                   3.0
                 Textiles, Apparel & Luxury Goods          2.3
                 Household Durables                        2.1
                 Other, less than 2% each                 10.0

                See accompanying notes to financial statements.

        NATIXIS U.S. DIVERSIFIED PORTFOLIO -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares    Description                                         Value (+)
-----------------------------------------------------------------------------
Common Stocks -- 98.0% of Net Assets
             Aerospace & Defense -- 2.1%
      89,452 BE Aerospace, Inc.(b)                            $     4,732,011
      17,800 Boeing Co. (The)                                       1,556,788
      16,500 Lockheed Martin Corp.                                  1,736,790
      15,320 Precision Castparts Corp.                              2,124,884
      15,000 Spirit Aerosystems Holdings, Inc., Class A(b)(c)         517,500
      19,500 United Technologies Corp.                              1,492,530
                                                              ---------------
                                                                   12,160,503
                                                              ---------------
             Air Freight & Logistics -- 0.8%
      51,400 FedEx Corp.(c)                                         4,583,338
                                                              ---------------
             Airlines -- 0.5%
      86,123 UAL Corp.(b)(c)                                        3,071,146
                                                              ---------------
             Auto Components -- 0.2%
      24,288 WABCO Holdings, Inc.                                   1,216,586
                                                              ---------------
             Automobiles -- 0.6%
      55,900 Harley-Davidson, Inc.                                  2,611,089
      36,615 Winnebago Industries(c)                                  769,647
                                                              ---------------
                                                                    3,380,736
                                                              ---------------
             Beverages -- 1.2%
      45,600 Coca-Cola Co. (The)                                    2,798,472
      19,600 Diageo PLC, Sponsored ADR                              1,682,268
      35,700 PepsiCo, Inc.                                          2,709,630
                                                              ---------------
                                                                    7,190,370
                                                              ---------------
             Biotechnology -- 0.9%
      38,269 BioMarin Pharmaceuticals, Inc.(b)(c)                   1,354,722
      34,900 Celgene Corp.(b)(c)                                    1,612,729
      45,600 Gilead Sciences, Inc.(b)                               2,098,056
                                                              ---------------
                                                                    5,065,507
                                                              ---------------
             Building Products -- 1.1%
      87,257 Armstrong World Industries, Inc.(b)(c)                 3,499,878
      58,538 Trane, Inc.                                            2,734,310
                                                              ---------------
                                                                    6,234,188
                                                              ---------------
             Capital Markets -- 4.2%
       4,300 Affiliated Managers Group, Inc.(b)(c)                    505,078
     152,200 Bank of New York Mellon Corp.                          7,421,272
      12,634 BlackRock, Inc.(c)                                     2,739,051
      50,400 Charles Schwab Corp. (The)                             1,287,720
       8,500 Franklin Resources, Inc.                                 972,655
      58,849 Janus Capital Group, Inc.(c)                           1,933,190
      73,000 Merrill Lynch & Co., Inc.                              3,918,640
      79,800 Morgan Stanley                                         4,238,178
      21,200 State Street Corp.                                     1,721,440
                                                              ---------------
                                                                   24,737,224
                                                              ---------------
             Chemicals -- 4.2%
       8,400 Air Products & Chemicals, Inc.                           828,492
      34,232 CF Industries Holdings, Inc.                           3,767,574
      36,421 Cytec Industries, Inc.                                 2,242,805
      69,800 Dow Chemical Co. (The)                                 2,751,516
      55,027 Ecolab, Inc.                                           2,817,933
      24,200 Monsanto Co.                                           2,702,898
      56,660 Mosaic Co. (The)(b)                                    5,345,304
       4,400 Potash Corp. of Saskatchewan, Inc.                       633,424
      16,300 Praxair, Inc.                                          1,445,973
      41,555 Scotts Miracle-Gro Co. (The), Class A(c)               1,554,988
      40,658 Zep, Inc.(b)(c)                                          563,927
                                                              ---------------
                                                                   24,654,834
                                                              ---------------

   Shares    Description                                                          Value (+)
----------------------------------------------------------------------------------------------
             Commercial Banks -- 1.2%
      67,909 BOK Financial Corp.                                               $     3,510,895
     156,853 Colonial BancGroup, Inc.(c)                                             2,123,790
      67,636 East West Bancorp, Inc.(c)                                              1,638,820
                                                                               ---------------
                                                                                     7,273,505
                                                                               ---------------
             Commercial Services & Supplies -- 3.6%
      15,702 ABM Industries, Inc.                                                      320,164
     129,747 Comfort Systems USA, Inc.(c)                                            1,658,167
      91,164 Corrections Corp. of America(b)                                         2,690,249
      21,155 Dun & Bradstreet Corp.(c)                                               1,874,968
      99,158 Exponent, Inc.(b)(c)                                                    2,681,232
     169,366 GeoEye, Inc.(b)(c)                                                      5,699,166
     128,494 Hill International, Inc.(b)                                             1,820,760
      71,565 Stericycle, Inc.(b)(c)                                                  4,250,961
                                                                               ---------------
                                                                                    20,995,667
                                                                               ---------------
             Communications Equipment -- 1.8%
     140,400 Cisco Systems, Inc.(b)                                                  3,800,628
     309,100 Motorola, Inc.                                                          4,957,964
      18,537 Research In Motion, Ltd.(b)                                             2,102,096
                                                                               ---------------
                                                                                    10,860,688
                                                                               ---------------
             Computers & Peripherals -- 5.0%
      19,800 Apple, Inc.(b)                                                          3,921,984
     277,900 Dell, Inc.(b)                                                           6,811,329
      83,800 EMC Corp.(b)                                                            1,552,814
     189,700 Hewlett-Packard Co.                                                     9,576,056
     119,069 NCR Corp.(b)(c)                                                         2,988,632
     125,700 Sun Microsystems, Inc.(b)(c)                                            2,278,941
      77,044 Teradata Corp.(b)                                                       2,111,776
                                                                               ---------------
                                                                                    29,241,532
                                                                               ---------------
             Construction & Engineering -- 1.7%
      23,086 Fluor Corp.(c)                                                          3,364,092
      22,393 Foster Wheeler, Ltd.(b)                                                 3,471,363
       7,800 Jacobs Engineering Group, Inc.(b)(c)                                      745,758
      66,726 KBR, Inc.(b)                                                            2,588,968
                                                                               ---------------
                                                                                    10,170,181
                                                                               ---------------
             Construction Materials -- 0.4%
      30,917 Texas Industries, Inc.(c)                                               2,167,282
                                                                               ---------------
             Consumer Finance -- 2.0%
      75,800 American Express Co.                                                    3,943,116
     115,100 Capital One Financial Corp.                                             5,439,626
     178,550 Discover Financial Services(c)                                          2,692,534
                                                                               ---------------
                                                                                    12,075,276
                                                                               ---------------
             Containers & Packaging -- 0.5%
      52,756 Crown Holdings, Inc.(b)                                                 1,353,192
      88,751 Temple-Inland, Inc.(c)                                                  1,850,458
                                                                               ---------------
                                                                                     3,203,650
                                                                               ---------------
             Diversified Consumer Services -- 1.1%
     265,166 INVESTools, Inc.(b)(c)                                                  4,704,045
      25,111 New Oriental Education & Technology Group, Inc., Sponsored ADR(b)       2,023,695
                                                                               ---------------
                                                                                     6,727,740
                                                                               ---------------
             Diversified Financial Services -- 3.0%
       2,900 CME Group, Inc.(c)                                                      1,989,400
      28,154 IntercontinentalExchange, Inc.(b)                                       5,419,645
     122,600 JPMorgan Chase & Co.                                                    5,351,490
      54,536 Nasdaq Stock Market, Inc.(b)(c)                                         2,698,986
      16,557 Nymex Holdings, Inc.                                                    2,212,181
                                                                               ---------------
                                                                                    17,671,702
                                                                               ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares    Description                                              Value (+)
----------------------------------------------------------------------------------
             Diversified Telecommunication Services -- 0.5%
      53,779 Embarq Corp.                                          $     2,663,674
                                                                   ---------------
             Electric Utilities -- 0.4%
      38,589 Allete, Inc.(c)                                             1,527,353
      29,644 Portland General Electric Co.                                 823,510
                                                                   ---------------
                                                                         2,350,863
                                                                   ---------------
             Electrical Equipment -- 3.3%
      58,990 Acuity Brands, Inc.(c)                                      2,654,550
      62,807 AMETEK, Inc.                                                2,941,880
      27,700 Emerson Electric Co.                                        1,569,482
       7,014 First Solar, Inc.(b)(c)                                     1,873,720
      44,084 General Cable Corp.(b)(c)                                   3,230,476
      37,928 Roper Industries, Inc.(c)                                   2,372,017
      16,407 SunPower Corp., Class A(b)(c)                               2,139,309
      31,142 Suntech Power Holdings Co., Ltd., Sponsored ADR(b)(c)       2,563,609
                                                                   ---------------
                                                                        19,345,043
                                                                   ---------------
             Electronic Equipment & Instruments -- 2.1%
      84,824 Amphenol Corp., Class A(c)                                  3,933,289
      54,523 Avnet, Inc.(b)                                              1,906,669
     127,347 Ingram Micro, Inc.(b)                                       2,297,340
      32,305 Mettler-Toledo International, Inc.(b)                       3,676,309
      20,725 Tyco Electronics, Ltd.                                        769,519
                                                                   ---------------
                                                                        12,583,126
                                                                   ---------------
             Energy Equipment & Services -- 3.1%
      13,400 Baker Hughes, Inc.                                          1,086,740
      41,080 Cameron International Corp.(b)                              1,977,180
      20,400 Grant Prideco, Inc.(b)(c)                                   1,132,404
      85,587 Helix Energy Solutions Group, Inc.(b)(c)                    3,551,860
      61,524 National-Oilwell Varco, Inc.(b)                             4,519,553
      25,453 Oceaneering International, Inc.(b)                          1,714,260
      17,800 Schlumberger, Ltd.                                          1,750,986
      10,124 Transocean, Inc.(b)                                         1,449,251
      18,300 Weatherford International, Ltd.(b)                          1,255,380
                                                                   ---------------
                                                                        18,437,614
                                                                   ---------------
             Food & Staples Retailing -- 1.4%
      71,200 CVS Caremark Corp.                                          2,830,200
     183,015 Spartan Stores, Inc.(c)                                     4,181,893
      77,029 Winn-Dixie Stores, Inc.(b)(c)                               1,299,479
                                                                   ---------------
                                                                         8,311,572
                                                                   ---------------
             Food Products -- 0.3%
      17,520 Bunge, Ltd.                                                 2,039,503
                                                                   ---------------
             Gas Utilities -- 1.1%
      33,028 Oneok, Inc.                                                 1,478,663
      31,797 Questar Corp.                                               1,720,218
     127,520 UGI Corp.                                                   3,474,920
                                                                   ---------------
                                                                         6,673,801
                                                                   ---------------
             Health Care Equipment & Supplies -- 4.7%
       8,300 Alcon, Inc.                                                 1,187,232
      51,361 Beckman Coulter, Inc.                                       3,739,081
      20,425 Covidien, Ltd.                                                904,623
      27,473 Gen-Probe, Inc.(b)                                          1,728,876
      26,159 Hologic, Inc.(b)(c)                                         1,795,554
     119,565 Hospira, Inc.(b)(c)                                         5,098,252
      42,672 IDEXX Laboratories, Inc.(b)                                 2,501,859
      15,578 Intuitive Surgical, Inc.(b)                                 5,055,061
      79,000 Medtronic, Inc.                                             3,971,330
      37,648 Mindray Medical International, Ltd.(c)                      1,617,734
                                                                   ---------------
                                                                        27,599,602
                                                                   ---------------

   Shares    Description                                              Value (+)
----------------------------------------------------------------------------------
             Health Care Providers & Services -- 0.6%
      30,700 Aetna, Inc.                                           $     1,772,311
      68,554 CorVel Corp.(b)(c)                                          1,578,113
                                                                   ---------------
                                                                         3,350,424
                                                                   ---------------
             Hotels, Restaurants & Leisure -- 3.2%
     145,700 Carnival Corp.(c)                                           6,482,193
      39,120 Ctrip.com International, Ltd., ADR                          2,248,227
     105,995 Mccormick & Schmick's Seafood Restaurants, Inc.(b)(c)       1,264,520
     112,900 McDonald's Corp.                                            6,650,939
      99,013 Wyndham Worldwide Corp.(c)                                  2,332,746
                                                                   ---------------
                                                                        18,978,625
                                                                   ---------------
             Household Durables -- 0.8%
      36,300 Fortune Brands, Inc.(c)                                     2,626,668
      17,680 Garmin, Ltd.(c)                                             1,714,960
      51,900 Pulte Homes, Inc.(c)                                          547,026
                                                                   ---------------
                                                                         4,888,654
                                                                   ---------------
             Household Products -- 1.0%
      35,203 Church & Dwight Co., Inc.(c)                                1,903,426
      56,300 Procter & Gamble Co.                                        4,133,546
                                                                   ---------------
                                                                         6,036,972
                                                                   ---------------
             Independent Power Producers & Energy Traders -- 0.8%
      25,697 Constellation Energy Group                                  2,634,713
      48,978 NRG Energy, Inc.(b)(c)                                      2,122,707
                                                                   ---------------
                                                                         4,757,420
                                                                   ---------------
             Industrial Conglomerates -- 1.2%
      73,100 General Electric Co.                                        2,709,817
      37,485 McDermott International, Inc.(b)                            2,212,740
      15,653 Teleflex, Inc.                                                986,295
      16,200 Textron, Inc.                                               1,155,060
                                                                   ---------------
                                                                         7,063,912
                                                                   ---------------
             Insurance -- 2.2%
      31,300 Aflac, Inc.                                                 1,960,319
     158,373 AmCOMP, Inc.(b)                                             1,480,787
      58,611 Assurant, Inc.(c)                                           3,921,076
      91,136 Employers Holdings, Inc.                                    1,522,883
      54,035 HCC Insurance Holdings, Inc.                                1,549,724
      60,233 National Financial Partners Corp.(c)                        2,747,227
                                                                   ---------------
                                                                        13,182,016
                                                                   ---------------
             Internet & Catalog Retail -- 0.9%
      20,100 Amazon.com, Inc.(b)(c)                                      1,862,064
      30,983 Priceline.com, Inc.(b)(c)                                   3,558,707
                                                                   ---------------
                                                                         5,420,771
                                                                   ---------------
             Internet Software & Services -- 1.4%
      33,800 Akamai Technologies, Inc.(b)(c)                             1,169,480
      33,900 eBay, Inc.(b)                                               1,125,141
       6,500 Google, Inc., Class A(b)                                    4,494,620
     121,802 United Online, Inc.(c)                                      1,439,700
                                                                   ---------------
                                                                         8,228,941
                                                                   ---------------
             IT Services -- 2.4%
     296,448 Broadridge Financial Solutions, Inc.                        6,649,329
      16,700 Cognizant Technology Solutions Corp., Class A(b)              566,798
      64,043 Fidelity National Information Services, Inc.                2,663,548
      18,300 Infosys Technologies, Ltd., Sponsored ADR(c)                  830,088
       5,300 MasterCard, Inc., Class A(c)                                1,140,560
      71,873 Wright Express Corp.(b)                                     2,550,773
                                                                   ---------------
                                                                        14,401,096
                                                                   ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares    Description                                            Value (+)
--------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 1.5%
      10,600 Covance, Inc.(b)                                    $       918,172
      39,391 Illumina, Inc.(b)(c)                                      2,334,311
     103,921 PerkinElmer, Inc.                                         2,704,024
      35,300 Thermo Fisher Scientific, Inc.(b)(c)                      2,036,104
      11,400 Waters Corp.(b)                                             901,398
                                                                 ---------------
                                                                       8,894,009
                                                                 ---------------
             Machinery -- 2.0%
     120,340 Actuant Corp., Class A(c)                                 4,092,764
      48,192 AGCO Corp.(b)                                             3,276,092
       9,200 Deere & Co.                                                 856,704
       8,800 Flowserve Corp.                                             846,560
      74,782 Wabtec Corp.                                              2,575,492
                                                                 ---------------
                                                                      11,647,612
                                                                 ---------------
             Media -- 4.6%
      18,420 Central European Media Enterprises Ltd., Class A(b)       2,136,352
      88,700 Comcast Corp., Special Class A(b)                         1,607,244
      35,345 Focus Media Holding Ltd., ADR(b)(c)                       2,007,949
     130,920 Interactive Data Corp.                                    4,321,669
      27,205 Liberty Media Corp. - Capital, Series A(b)(c)             3,169,111
      32,500 Omnicom Group, Inc.                                       1,544,725
     326,400 Time Warner, Inc.                                         5,388,864
     114,200 Viacom, Inc., Class B(b)                                  5,015,664
      59,600 Walt Disney Co. (The)                                     1,923,888
                                                                 ---------------
                                                                      27,115,466
                                                                 ---------------
             Metals & Mining -- 0.4%
      26,500 Barrick Gold Corp.                                        1,114,325
      10,600 Freeport-McMoRan Copper & Gold, Inc.                      1,085,864
                                                                 ---------------
                                                                       2,200,189
                                                                 ---------------
             Multi Utilities -- 0.5%
      50,879 CMS Energy Corp.(c)                                         884,277
      81,361 MDU Resources Group, Inc.(c)                              2,246,377
                                                                 ---------------
                                                                       3,130,654
                                                                 ---------------
             Office Electronics -- 0.3%
      94,100 Xerox Corp.                                               1,523,479
                                                                 ---------------
             Oil, Gas & Consumable Fuels -- 1.5%
      43,408 Arena Resources, Inc.(b)(c)                               1,810,548
      19,600 CONSOL Energy, Inc.                                       1,401,792
      92,036 Denbury Resources, Inc.(b)                                2,738,071
      57,109 Range Resources Corp.(c)                                  2,933,118
                                                                 ---------------
                                                                       8,883,529
                                                                 ---------------
             Paper & Forest Products -- 0.2%
     162,024 Domtar Corp.(b)(c)                                        1,245,964
                                                                 ---------------
             Personal Products -- 0.7%
     166,248 Alberto-Culver Co.                                        4,079,726
                                                                 ---------------
             Pharmaceuticals -- 2.4%
      35,100 Abbott Laboratories                                       1,970,865
      29,561 Allergan, Inc.                                            1,898,999
      33,000 GlaxoSmithKline PLC, Sponsored ADR(c)                     1,662,870
      36,200 Merck & Co., Inc.                                         2,103,582
     149,718 Perrigo Co.(c)                                            5,241,627
      30,100 Teva Pharmaceutical Industries, Ltd., Sponsored ADR       1,399,048
                                                                 ---------------
                                                                      14,276,991
                                                                 ---------------
             REITs -- 0.9%
      59,901 Developers Diversified Realty Corp.                       2,293,609
      63,244 Potlatch Corp.(c)                                         2,810,564
                                                                 ---------------
                                                                       5,104,173
                                                                 ---------------

   Shares    Description                                           Value (+)
-------------------------------------------------------------------------------
             Real Estate Management & Development -- 0.1%
      59,168 Forestar Real Estate Group, Inc.(b)                $       697,880
                                                                ---------------
             Road & Rail -- 1.7%
     142,130 Avis Budget Group, Inc.(b)(c)                            1,847,690
      66,400 Union Pacific Corp.                                      8,341,168
                                                                ---------------
                                                                     10,188,858
                                                                ---------------
             Semiconductors & Semiconductor Equipment -- 4.0%
     463,100 Intel Corp.                                             12,346,246
      38,851 MEMC Electronic Materials, Inc.(b)                       3,437,925
      31,700 NVIDIA Corp.(b)                                          1,078,434
     302,070 ON Semiconductor Corp.(b)(c)                             2,682,381
     112,300 Texas Instruments, Inc.                                  3,750,820
                                                                ---------------
                                                                     23,295,806
                                                                ---------------
             Software -- 3.0%
      37,000 Adobe Systems, Inc.(b)                                   1,581,010
      61,686 McAfee, Inc.(b)                                          2,313,225
      43,787 MICROS Systems, Inc.(b)                                  3,072,096
     104,700 Microsoft Corp.                                          3,727,320
      89,591 Nuance Communications, Inc.(b)(c)                        1,673,560
      65,800 Oracle Corp.(b)                                          1,485,764
      35,461 Salesforce.com, Inc.(b)(c)                               2,223,050
      15,688 VMware, Inc., Class A(b)(c)                              1,333,323
                                                                ---------------
                                                                     17,409,348
                                                                ---------------
             Specialty Retail -- 3.0%
      58,100 Best Buy Co., Inc.(c)                                    3,058,965
     160,553 Borders Group, Inc.(c)                                   1,709,890
      54,046 GameStop Corp., Class A(b)(c)                            3,356,797
     166,000 Home Depot, Inc.                                         4,472,040
      64,500 Limited Brands, Inc.(c)                                  1,220,985
      43,412 PetSmart, Inc.(c)                                        1,021,484
     214,120 Sally Beauty Holdings, Inc.(b)(c)                        1,937,786
      37,381 Tween Brands, Inc.(b)                                      989,849
                                                                ---------------
                                                                     17,767,796
                                                                ---------------
             Textiles, Apparel & Luxury Goods -- 1.7%
      77,910 Fossil, Inc.(b)                                          3,270,662
     118,058 Hanesbrands, Inc.(b)(c)                                  3,207,636
      54,300 NIKE, Inc., Class B                                      3,488,232
                                                                ---------------
                                                                      9,966,530
                                                                ---------------
             Thrifts & Mortgage Finance -- 0.3%
      59,168 Guaranty Financial Group, Inc.(b)                          473,339
      75,700 Washington Mutual, Inc.(c)                               1,030,277
                                                                ---------------
                                                                      1,503,616
                                                                ---------------
             Tobacco -- 0.3%
      25,400 Altria Group, Inc.                                       1,919,731
                                                                ---------------
             Wireless Telecommunication Services -- 1.4%
      12,700 China Mobile, Ltd., Sponsored ADR(c)                     1,103,249
      18,736 Millicom International Cellular S.A.(b)(c)               2,209,724
      70,569 Turkcell Iletisim Hizmetleri AS, Sponsored ADR           1,945,587
      78,771 Vimpel-Communications, Sponsored ADR                     3,276,874
                                                                ---------------
                                                                      8,535,434
                                                                ---------------
             Total Common Stocks (Identified Cost $473,658,959)     578,382,075
                                                                ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares/
  Principal
   Amount     Description                                                           Value (+)
-------------------------------------------------------------------------------------------------
Short-Term Investments -- 26.2%
  135,549,039 State Street Navigator Securities Lending Prime Portfolio(d)       $   135,549,039
$  18,854,482 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $18,857,886 on 1/2/2008, collateralized by $18,705,000
              Federal Home Loan Mortgage Corp., 5.875% due 9/21/2022
              valued at $19,242,769 including accrued interest (Note 2h of
              Notes to Financial Statements)                                          18,854,482
                                                                                 ---------------
              Total Short-Term Investments (Identified Cost $154,403,521)            154,403,521
                                                                                 ---------------
              Total Investments -- 124.2%
              (Identified Cost $628,062,480)(a)                                      732,785,596
              Other assets less liabilities -- (24.2)%                              (142,641,565)
                                                                                 ---------------
              Net Assets -- 100%                                                 $   590,144,031
                                                                                 ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized appreciation on
              investments based on a cost of $629,140,403 for federal
              income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                    $   122,759,946
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                        (19,114,753)
                                                                                 ---------------
              Net unrealized appreciation                                        $   103,645,193
                                                                                 ===============
          (b) Non-income producing security.
          (c) All or a portion of this security was on loan to brokers at
              December 31, 2007.
          (d) Represents investment of securities lending collateral.
          ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United
              States.
        REITs Real Estate Investment Trusts

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                 Computers & Peripherals                   5.0%
                 Health Care Equipment & Supplies          4.7
                 Media                                     4.6
                 Capital Markets                           4.2
                 Chemicals                                 4.2
                 Semiconductors & Semiconductor Equipment  4.0
                 Commercial Services & Supplies            3.6
                 Electrical Equipment                      3.3
                 Hotels, Restaurants & Leisure             3.2
                 Energy Equipment & Services               3.1
                 Specialty Retail                          3.0
                 Diversified Financial Services            3.0
                 Software                                  3.0
                 IT Services                               2.4
                 Pharmaceuticals                           2.4
                 Insurance                                 2.2
                 Electronic Equipment & Instruments        2.1
                 Aerospace & Defense                       2.1
                 Consumer Finance                          2.0
                 Machinery                                 2.0
                 Other, less than 2% each                 33.9

                See accompanying notes to financial statements.

        VAUGHAN NELSON SMALL CAP VALUE FUND -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares    Description                                 Value (+)
---------------------------------------------------------------------
Common Stocks -- 95.4% of Net Assets
             Aerospace & Defense -- 4.4%
      25,370 Alliant Techsystems, Inc.(b)(c)          $     2,886,091
      31,600 DRS Technologies, Inc.(b)                      1,714,932
      46,137 Moog, Inc., Class A(c)                         2,113,536
                                                      ---------------
                                                            6,714,559
                                                      ---------------
             Air Freight & Logistics -- 1.1%
      52,125 Forward Air Corp.(b)                           1,624,736
                                                      ---------------
             Building Products -- 1.7%
      63,325 Lennox International, Inc.                     2,622,922
                                                      ---------------
             Capital Markets -- 7.3%
      29,500 Affiliated Managers Group, Inc.(b)(c)          3,465,070
      50,025 KBW, Inc.(b)(c)                                1,280,140
     107,819 Raymond James Financial, Inc.(b)               3,521,369
      77,450 Waddell & Reed Financial, Inc., Class A        2,795,170
                                                      ---------------
                                                           11,061,749
                                                      ---------------
             Chemicals -- 5.5%
      43,400 Airgas, Inc.(b)                                2,261,574
      18,025 Cytec Industries, Inc.                         1,109,979
      27,725 FMC Corp.(b)                                   1,512,399
      46,250 Scotts Miracle-Gro Co. (The), Class A(b)       1,730,675
      80,700 Valspar Corp.(b)                               1,818,978
                                                      ---------------
                                                            8,433,605
                                                      ---------------
             Commercial Banks -- 4.8%
      39,775 Cullen/Frost Bankers, Inc.(b)                  2,015,001
      74,300 Prosperity Bancshares, Inc.(b)                 2,183,677
      37,500 Provident Bankshares Corp.(b)                    802,125
      41,050 United Bankshares, Inc.(b)                     1,150,221
      47,100 Whitney Holding Corp.(b)                       1,231,665
                                                      ---------------
                                                            7,382,689
                                                      ---------------
             Commercial Services & Supplies -- 2.5%
      75,693 Healthcare Services Group, Inc.(b)             1,603,178
      22,065 Team, Inc.(c)                                    807,138
      44,327 Waste Connections, Inc.(b)(c)                  1,369,704
                                                      ---------------
                                                            3,780,020
                                                      ---------------
             Communications Equipment -- 1.8%
      55,825 CommScope, Inc.(b)(c)                          2,747,148
                                                      ---------------
             Construction & Engineering -- 2.2%
      34,025 Granite Construction, Inc.(b)                  1,231,025
      38,000 URS Corp.(c)                                   2,064,540
                                                      ---------------
                                                            3,295,565
                                                      ---------------
             Consumer Finance -- 2.0%
     108,700 First Cash Financial Services, Inc.(c)         1,595,716
      57,935 McGrath Rentcorp                               1,491,826
                                                      ---------------
                                                            3,087,542
                                                      ---------------
             Distributors -- 1.0%
      38,995 WESCO International, Inc.(b)(c)                1,545,762
                                                      ---------------
             Diversified Consumer Services -- 0.9%
      47,175 Regis Corp.(b)                                 1,319,013
                                                      ---------------
             Electric Utilities -- 1.1%
      63,705 Westar Energy, Inc.(b)                         1,652,508
                                                      ---------------
             Electrical Equipment -- 3.6%
      47,300 General Cable Corp.(b)(c)                      3,466,144
      45,475 Regal-Beloit Corp.(b)                          2,044,101
                                                      ---------------
                                                            5,510,245
                                                      ---------------

   Shares    Description                                 Value (+)
---------------------------------------------------------------------
             Energy Equipment & Services -- 3.6%
      22,125 Atwood Oceanics, Inc.(b)(c)              $     2,217,810
      49,875 Oil States International, Inc.(b)(c)           1,701,735
      45,150 Superior Energy Services, Inc.(c)              1,554,063
                                                      ---------------
                                                            5,473,608
                                                      ---------------
             Food Products -- 2.9%
      46,400 Corn Products International, Inc.(b)           1,705,200
      44,750 Ralcorp Holdings, Inc.(c)                      2,720,352
                                                      ---------------
                                                            4,425,552
                                                      ---------------
             Gas Utilities -- 1.8%
      94,425 Vectren Corp.(b)                               2,739,269
                                                      ---------------
             Health Care Equipment & Supplies -- 0.9%
      63,581 Medical Action Industries, Inc.(c)             1,325,664
                                                      ---------------
             Health Care Providers & Services -- 5.2%
      96,350 Healthspring, Inc.(c)                          1,835,468
      82,925 LHC Group, Inc.(c)                             2,071,466
      36,100 Owens & Minor, Inc.(b)                         1,531,723
      35,600 Pediatrix Medical Group, Inc.(b)(c)            2,426,140
                                                      ---------------
                                                            7,864,797
                                                      ---------------
             Hotels, Restaurants & Leisure -- 1.9%
     103,050 AFC Enterprises, Inc.(c)                       1,166,526
     193,900 Triarc Cos., Inc., Class B                     1,698,564
                                                      ---------------
                                                            2,865,090
                                                      ---------------
             Household Durables -- 1.1%
      62,825 Tempur-Pedic International, Inc.(b)            1,631,565
                                                      ---------------
             Industrial Conglomerates -- 1.5%
      35,075 Teleflex, Inc.                                 2,210,076
                                                      ---------------
             Insurance -- 5.9%
     105,262 HCC Insurance Holdings, Inc.                   3,018,914
      45,700 Hilb, Rogal & Hobbs Co.(b)                     1,854,049
      73,875 IPC Holdings, Ltd.(b)                          2,132,771
      65,995 United Fire & Casualty Co.                     1,919,795
                                                      ---------------
                                                            8,925,529
                                                      ---------------
             Internet Software & Services -- 0.7%
      71,900 Vignette Corp.(c)                              1,050,459
                                                      ---------------
             Leisure Equipment & Products -- 0.6%
      54,650 Brunswick Corp.(b)                               931,783
                                                      ---------------
             Machinery -- 6.8%
      71,550 Actuant Corp., Class A(b)                      2,433,416
      55,200 Kennametal, Inc.                               2,089,872
      34,825 Lincoln Electric Holdings, Inc.(b)             2,478,843
      40,365 Nordson Corp.(b)                               2,339,555
      19,350 Rofin-Sinar Technologies, Inc.(c)                930,929
                                                      ---------------
                                                           10,272,615
                                                      ---------------
             Metals & Mining -- 1.1%
      17,475 Cleveland-Cliffs, Inc.(b)                      1,761,480
                                                      ---------------
             Oil, Gas & Consumable Fuels -- 8.9%
      49,075 Arena Resources, Inc.(c)                       2,046,918
     125,275 Concho Resources, Inc.(b)(c)                   2,581,918
     100,125 Continental Resources, Inc.(b)(c)              2,616,266
     115,100 Gulfport Energy Corp.(c)                       2,101,726
     107,200 Petrohawk Energy Corp.(b)(c)                   1,855,632
     160,525 PetroQuest Energy, Inc.(c)                     2,295,508
                                                      ---------------
                                                           13,497,968
                                                      ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares     Description                                                       Value (+)
---------------------------------------------------------------------------------------------
              Semiconductors & Semiconductor Equipment -- 4.2%
       47,600 ATMI, Inc.(b)(c)                                               $     1,535,100
      125,700 Brooks Automation, Inc.(b)(c)                                        1,660,497
       88,350 Microsemi Corp.(b)(c)                                                1,956,069
       97,625 Ultra Clean Holdings, Inc.(b)(c)                                     1,191,025
                                                                             ---------------
                                                                                   6,342,691
                                                                             ---------------
              Software -- 3.9%
       25,070 MICROS Systems, Inc.(b)(c)                                           1,758,911
      108,050 Sybase, Inc.(b)(c)                                                   2,819,024
      101,175 Tyler Technologies, Inc.(c)                                          1,304,146
                                                                             ---------------
                                                                                   5,882,081
                                                                             ---------------
              Specialty Retail -- 3.5%
       99,465 Aaron Rents, Inc.                                                    1,913,707
       48,775 Men's Wearhouse, Inc. (The)(b)                                       1,315,950
       64,470 Monro Muffler, Inc.                                                  1,256,520
       53,224 Stage Stores, Inc.(b)                                                  787,715
                                                                             ---------------
                                                                                   5,273,892
                                                                             ---------------
              Textiles, Apparel & Luxury Goods -- 1.0%
       34,154 Columbia Sportswear Co.(b)                                           1,505,850
                                                                             ---------------
              Total Common Stocks (Identified Cost $132,589,942)                 144,758,032
                                                                             ---------------
   Shares/
  Principal
   Amount
---------------------------------------------------------------------------------------------
Short-Term Investments -- 30.5%
   39,044,059 State Street Navigator Securities Lending Prime Portfolio(d)        39,044,059
$   7,365,019 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $7,366,349 on 1/2/2008, collateralized by $7,305,000 Federal
              Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at
              $7,515,019 including accrued interest (Note 2h of Notes to
              Financial Statements)                                                7,365,019
                                                                             ---------------
              Total Short-Term Investments (Identified Cost $46,409,078)          46,409,078
                                                                             ---------------
              Total Investments -- 125.9%
              (Identified Cost $178,999,020)(a)                                  191,167,110
              Other assets less liabilities -- (25.9)%                           (39,365,960)
                                                                             ---------------
              Net Assets -- 100%                                             $   151,801,150
                                                                             ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized appreciation on
              investments based on a cost of $179,096,407 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                $    20,744,698
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                     (8,673,995)
                                                                             ---------------
              Net unrealized appreciation                                    $    12,070,703
                                                                             ===============
          (b) All or a portion of this security was on loan to brokers at December 31, 2007.
          (c) Non-income producing security.
          (d) Represents investment of securities lending collateral.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                 Oil, Gas & Consumable Fuels               8.9%
                 Capital Markets                           7.3
                 Machinery                                 6.8
                 Insurance                                 5.9
                 Chemicals                                 5.5
                 Health Care Providers & Services          5.2
                 Commercial Banks                          4.8
                 Aerospace & Defense                       4.4
                 Semiconductors & Semiconductor Equipment  4.2
                 Software                                  3.9
                 Electrical Equipment                      3.6
                 Energy Equipment & Services               3.6
                 Specialty Retail                          3.5
                 Food Products                             2.9
                 Commercial Services & Supplies            2.5
                 Construction & Engineering                2.2
                 Consumer Finance                          2.0
                 Other, less than 2% each                 18.2

                See accompanying notes to financial statements.

           WESTPEAK 130/30 GROWTH FUND* -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares    Description                                   Value (+)
-----------------------------------------------------------------------
Common Stocks -- 127.1% of Net Assets
             Aerospace & Defense -- 10.4%
      18,595 Boeing Co. (The)(c)                        $     1,626,319
      26,900 Honeywell International, Inc.(c)                 1,656,233
      10,500 Precision Castparts Corp.(c)                     1,456,350
       1,800 United Technologies Corp.                          137,772
                                                        ---------------
                                                              4,876,674
                                                        ---------------
             Auto Components -- 1.0%
       9,200 Autoliv, Inc.                                      484,932
                                                        ---------------
             Biotechnology -- 0.9%
       5,800 Genzyme Corp.(b)                                   431,752
                                                        ---------------
             Capital Markets -- 3.5%
       6,784 Goldman Sachs Group, Inc.(c)                     1,458,899
       5,700 Janus Capital Group, Inc.                          187,245
                                                        ---------------
                                                              1,646,144
                                                        ---------------
             Chemicals -- 7.2%
      36,700 Cabot Corp.(c)                                   1,223,578
      25,000 Celanese Corp.(c)                                1,058,000
      10,400 Lubrizol Corp.                                     563,264
       4,700 Monsanto Co.                                       524,943
                                                        ---------------
                                                              3,369,785
                                                        ---------------
             Commercial Services & Supplies -- 1.5%
       8,000 Dun & Bradstreet Corp.(c)                          709,040
                                                        ---------------
             Communications Equipment -- 6.3%
      71,180 Cisco Systems, Inc.(b)(c)                        1,926,843
      30,300 Juniper Networks, Inc.(b)(c)                     1,005,960
                                                        ---------------
                                                              2,932,803
                                                        ---------------
             Computers & Peripherals -- 9.9%
       5,200 Apple, Inc.(b)                                   1,030,016
      73,500 EMC Corp.(b)                                     1,361,955
      43,400 Hewlett-Packard Co.(c)                           2,190,832
       3,200 Network Appliance, Inc.(b)                          79,872
                                                        ---------------
                                                              4,662,675
                                                        ---------------
             Containers & Packaging -- 1.7%
      29,100 Pactiv Corp.(b)(c)                                 774,933
                                                        ---------------
             Diversified Consumer Services -- 2.1%
      11,800 ITT Educational Services, Inc.(b)(c)             1,006,186
                                                        ---------------
             Electrical Equipment -- 2.1%
      19,800 Thomas & Betts Corp.(b)(c)                         970,992
                                                        ---------------
             Electronic Equipment & Instruments -- 3.0%
      12,500 Mettler-Toledo International, Inc.(b)(c)         1,422,500
                                                        ---------------
             Energy Equipment & Services -- 8.0%
      36,700 Dresser-Rand Group, Inc.(b)(c)                   1,433,135
      32,600 Global Industries, Ltd.(b)                         698,292
      21,900 National-Oilwell Varco, Inc.(b)(c)               1,608,774
                                                        ---------------
                                                              3,740,201
                                                        ---------------
             Food & Staples Retailing -- 1.4%
      23,800 Kroger Co.                                         635,698
                                                        ---------------
             Health Care Providers & Services -- 20.5%
      26,600 Aetna, Inc.(c)                                   1,535,618
      32,300 AmerisourceBergen Corp.(c)                       1,449,301
      24,700 Cardinal Health, Inc.(c)                         1,426,425
      22,600 CIGNA Corp.(c)                                   1,214,298
       6,200 Health Net, Inc.(b)                                299,460
       6,800 McKesson Corp.                                     445,468

   Shares    Description                                         Value (+)
-----------------------------------------------------------------------------
             Health Care Providers & Services -- continued
      32,400 UnitedHealth Group, Inc.(c)                      $     1,885,680
      15,500 WellPoint, Inc.(b)(c)                                  1,359,815
                                                              ---------------
                                                                    9,616,065
                                                              ---------------
             Hotels, Restaurants & Leisure -- 2.5%
      21,700 Starwood Hotels & Resorts Worldwide, Inc.                955,451
       9,000 Wendy's International, Inc.(c)                           232,560
                                                              ---------------
                                                                    1,188,011
                                                              ---------------
             Internet & Catalog Retail -- 5.2%
      13,700 Amazon.com, Inc.(b)(c)                                 1,269,168
       4,600 Expedia, Inc.(b)(c)                                      145,452
      38,300 IAC/InterActiveCorp.(b)(c)                             1,031,036
                                                              ---------------
                                                                    2,445,656
                                                              ---------------
             Internet Software & Services -- 2.5%
       5,900 eBay, Inc.(b)                                            195,821
       1,400 Google, Inc., Class A(b)                                 968,072
                                                              ---------------
                                                                    1,163,893
                                                              ---------------
             IT Services -- 3.7%
      11,600 Accenture, Ltd., Class A                                 417,948
      20,900 Fiserv, Inc.(b)(c)                                     1,159,741
       4,200 Hewitt Associates, Inc., Class A(b)                      160,818
                                                              ---------------
                                                                    1,738,507
                                                              ---------------
             Life Sciences Tools & Services -- 3.0%
      14,900 Invitrogen Corp.(b)(c)                                 1,391,809
                                                              ---------------
             Machinery -- 7.9%
      20,600 AGCO Corp.(b)(c)                                       1,400,388
      11,700 Caterpillar, Inc.                                        848,952
       1,000 Cummins, Inc.                                            127,370
      28,200 Ingersoll-Rand Co., Ltd., Class A(c)                   1,310,454
                                                              ---------------
                                                                    3,687,164
                                                              ---------------
             Media -- 3.0%
      61,100 DIRECTV Group, Inc. (The)(b)(c)                        1,412,632
                                                              ---------------
             Metals & Mining -- 1.1%
       2,900 AK Steel Holding Corp.(b)                                134,096
       1,300 Freeport-McMoRan Copper & Gold, Inc.                     133,172
       1,700 Newmont Mining Corp.                                      83,011
       3,300 Reliance Steel & Aluminum Co.                            178,860
                                                              ---------------
                                                                      529,139
                                                              ---------------
             Multiline Retail -- 2.7%
      19,400 Big Lots, Inc.(b)(c)                                     310,206
      36,100 Dollar Tree Stores, Inc.(b)(c)                           935,712
                                                              ---------------
                                                                    1,245,918
                                                              ---------------
             Oil, Gas & Consumable Fuels -- 0.5%
       5,200 Continental Resources, Inc.(b)                           135,876
       2,400 Massey Energy Co.                                         85,800
                                                              ---------------
                                                                      221,676
                                                              ---------------
             Pharmaceuticals -- 2.9%
      37,500 Forest Laboratories, Inc.(b)(c)                        1,366,875
                                                              ---------------
             Semiconductors & Semiconductor Equipment -- 5.3%
      44,800 Analog Devices, Inc.(c)                                1,420,160
      47,600 Applied Materials, Inc.                                  845,376
      17,300 Integrated Device Technology, Inc.(b)                    195,663
                                                              ---------------
                                                                    2,461,199
                                                              ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares     Description                                                     Value (+)
-------------------------------------------------------------------------------------------
              Software -- 5.3%
       44,500 Compuware Corp.(b)                                           $       395,160
       11,100 Microsoft Corp.                                                      395,160
       80,900 Novell, Inc.(b)                                                      555,783
       43,300 Synopsys, Inc.(b)(c)                                               1,122,769
                                                                           ---------------
                                                                                 2,468,872
                                                                           ---------------
              Tobacco -- 1.2%
        7,400 Altria Group, Inc.                                                   559,292
                                                                           ---------------
              Wireless Telecommunication Services -- 0.8%
        5,700 Telephone & Data Systems, Inc.                                       356,820
                                                                           ---------------
              Total Common Stocks (Identified Cost $58,398,356)                 59,517,843
                                                                           ---------------
  Principal
   Amount
-------------------------------------------------------------------------------------------
Short-Term Investments -- 0.9%
$     417,199 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $417,274 on 1/2/2008, collateralized by $415,000 Federal
              Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at
              $426,931, including accrued interest (Note 2h of Notes to
              Financial Statements)                                                417,199
                                                                           ---------------
              Total Short-Term Investments (Identified Cost $417,199)              417,199
                                                                           ---------------
              Total Investments -- 128.0%
              (Identified Cost $58,815,555)(a)                                  59,935,042
              Other assets less liabilities -- (28.0)%                         (13,092,923)
                                                                           ---------------
              Net Assets -- 100%                                           $    46,842,119
                                                                           ===============
   Shares
-------------------------------------------------------------------------------------------
Common Stocks Sold Short -- 27.5% of Net Assets
              Biotechnology -- 1.5%
       10,250 Abraxis Bioscience, Inc.(b)                                          704,893
                                                                           ---------------
              Commercial Services & Supplies -- 1.1%
       13,900 Pitney Bowes, Inc.                                                   528,756
                                                                           ---------------
              Construction Materials -- 1.6%
       21,000 Eagle Materials, Inc.                                                745,080
                                                                           ---------------
              Electrical Equipment -- 0.3%
        1,700 General Cable Corp.(b)                                               124,576
                                                                           ---------------
              Energy Equipment & Services -- 0.5%
        4,300 Nabors Industries, Ltd.(b)                                           117,777
        7,000 Tetra Technologies, Inc.(b)                                          108,990
                                                                           ---------------
                                                                                   226,767
                                                                           ---------------
              Health Care Providers & Services -- 3.5%
       32,000 Omnicare, Inc.                                                       729,920
       17,200 Quest Diagnostics, Inc.                                              909,880
                                                                           ---------------
                                                                                 1,639,800
                                                                           ---------------
              Health Care Technology -- 0.9%
        7,500 Cerner Corp.(b)                                                      423,000
                                                                           ---------------
              Hotels, Restaurants & Leisure -- 1.9%
       27,100 Scientific Games Corp.(b)                                            901,075
                                                                           ---------------
              Household Durables -- 0.5%
       22,100 Pulte Homes, Inc.                                                    232,934
                                                                           ---------------
              Machinery -- 3.0%
       18,000 Graco, Inc.                                                          670,680
       26,600 Trinity Industries, Inc.                                             738,416
                                                                           ---------------
                                                                                 1,409,096
                                                                           ---------------

   Shares    Description                                                             Value (+)
--------------------------------------------------------------------------------------------------
             Oil, Gas & Consumable Fuels -- 4.9%
      20,000 Arch Coal, Inc.                                                      $       898,600
      13,000 CNX Gas Corp.(b)                                                             415,350
      31,871 W&T Offshore, Inc.                                                           954,855
                                                                                  ---------------
                                                                                        2,268,805
                                                                                  ---------------
             Personal Products -- 0.9%
      16,200 Bare Escentuals, Inc.(b)                                                     392,850
                                                                                  ---------------
             Pharmaceuticals -- 0.9%
      41,000 APP Pharmaceuticals, Inc.(b)                                                 421,070
                                                                                  ---------------
             REITs -- 1.5%
      40,800 CapitalSource, Inc.                                                          717,672
                                                                                  ---------------
             Semiconductors & Semiconductor Equipment -- 1.9%
       6,800 International Rectifier Corp.(b)                                             230,996
      92,400 Micron Technology, Inc.(b)                                                   669,900
                                                                                  ---------------
                                                                                          900,896
                                                                                  ---------------
             Specialty Retail -- 1.3%
      16,700 Tractor Supply Co.(b)                                                        600,198
                                                                                  ---------------
             Trading Companies & Distributors -- 1.3%
      15,500 Fastenal Co.                                                                 626,510
                                                                                  ---------------
             Total Common Stocks Sold Short (Proceeds $14,030,602)                     12,863,978
                                                                                  ---------------
           * Formerly Westpeak Capital Growth Fund.
         (+) See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information:
             At December 31, 2007, the net unrealized appreciation on
             investments based on a cost of $58,837,858 (excludes proceeds received from short sales of $14,030,602) for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation (in which there is an excess of value over tax cost):
              Investment securities                                               $     4,529,357
              Securities sold short                                                     2,036,967
             Aggregate gross unrealized depreciation (in which there is an excess of tax cost over value):
              Investment securities                                                    (3,432,173)
              Securities sold short                                                      (870,343)
                                                                                  ---------------
             Net unrealized appreciation                                          $     2,263,808
                                                                                  ===============
         (b) Non-income producing security.
         (c) Securities held as collateral for short sales.
       REITs Real Estate Investment Trusts

                See accompanying notes to financial statements.

Investments as of December 31, 2007


Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                * Health Care Providers & Services         17.0%
                  Aerospace & Defense                      10.4
                  Computers & Peripherals                   9.9
                * Energy Equipment & Services               7.5
                  Chemicals                                 7.2
                  Communications Equipment                  6.3
                  Software                                  5.3
                  Internet & Catalog Retail                 5.2
                * Machinery                                 4.9
                  IT Services                               3.7
                  Capital Markets                           3.5
                * Semiconductors & Semiconductor Equipment  3.4
                  Electronic Equipment & Instruments        3.0
                  Media                                     3.0
                  Life Sciences Tools & Services            3.0
                  Multiline Retail                          2.7
                  Internet Software & Services              2.5
                  Diversified Consumer Services             2.1
                * Pharmaceuticals                           2.0
                * Oil, Gas & Consumable Fuels              (4.4)
                * Other, less than 2% each                  1.4

*  Net of securities sold short.

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                     STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007


                                               CGM Advisor               Hansberger           Harris Associates
                                           Targeted Equity Fund      International Fund       Focused Value Fund
                                          ---------------------    ---------------------    ---------------------
                                          ---------------------    ---------------------    ---------------------
ASSETS
 Investments at cost                      $         706,616,584    $         171,629,732    $         161,461,228
 Net unrealized appreciation
   (depreciation)                                   210,560,225               44,643,239                  (89,478)
                                          ---------------------    ---------------------    ---------------------
   Investments at value(a)                          917,176,809              216,272,971              161,371,750
 Cash                                                     4,507                    6,652                       --
 Foreign currency at value (identified
   cost $0, $126,030, $0, $0, $0, $0,
   $0)                                                       --                  126,887                       --
 Receivable for Fund shares sold                      5,179,967                  174,272                   60,060
 Receivable for securities sold                      12,612,949                  222,290                  252,718
 Dividends and interest receivable                    1,122,244                  149,937                   69,837
 Tax reclaims receivable                                  3,534                  100,323                       --
 Securities lending income receivable                    32,108                   23,616                   10,720
 Other assets                                                --                       --                       --
                                          ---------------------    ---------------------    ---------------------
   TOTAL ASSETS                                     936,132,118              217,076,948              161,765,085
                                          ---------------------    ---------------------    ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    20,829,727               31,403,828               18,890,517
 Securities sold short (proceeds $0,
   $0, $0, $0, $0, $0, $14,030,602)                          --                       --                       --
 Payable for securities purchased                    16,560,319                  681,316                3,993,224
 Payable for Fund shares redeemed                       617,987                  144,723                1,353,248
 Management fees payable (Note 4)                       515,137                  125,532                  109,537
 Deferred Trustees' fees (Note 4)                       857,488                  135,214                  101,843
 Administrative fees payable (Note 4)                    73,547                   15,863                   13,190
 Prime Broker expense payable                                --                       --                       --
 Dividends payable for short sales                           --                       --                       --
 Other accounts payable and accrued
   expenses                                             241,067                  161,677                  104,513
                                          ---------------------    ---------------------    ---------------------
   TOTAL LIABILITIES                                 39,695,272               32,668,153               24,566,072
                                          ---------------------    ---------------------    ---------------------
NET ASSETS                                $         896,436,846    $         184,408,795    $         137,199,013
                                          =====================    =====================    =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         660,607,048    $         138,413,647    $         135,415,565
 Overdistributed net investment income                 (798,914)              (1,964,958)                (101,844)
 Accumulated net realized gain (loss)
   on investments, foreign currency
   transactions and short sales                      26,068,487                3,313,542                1,974,770
 Net unrealized appreciation
   (depreciation) on investments,
   foreign currency translations and
   short sales                                      210,560,225               44,646,564                  (89,478)
                                          ---------------------    ---------------------    ---------------------
NET ASSETS                                $         896,436,846    $         184,408,795    $         137,199,013
                                          =====================    =====================    =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $         826,866,706    $         128,224,237    $          40,869,170
                                          =====================    =====================    =====================
   Shares of beneficial interest                     63,534,373                5,784,641                4,509,688
                                          =====================    =====================    =====================
   Net asset value and redemption price
    per share                             $               13.01    $               22.17    $                9.06
                                          =====================    =====================    =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value) (Note 1)             $               13.80    $               23.52    $                9.61
                                          =====================    =====================    =====================
 Class B shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          32,296,513    $          29,770,148    $          47,194,309
                                          =====================    =====================    =====================
   Shares of beneficial interest                      2,734,625                1,497,594                5,627,350
                                          =====================    =====================    =====================
   Net asset value and offering price
    per share                             $               11.81    $               19.88    $                8.39
                                          =====================    =====================    =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          19,753,489    $          26,414,410    $          49,135,534
                                          =====================    =====================    =====================
   Shares of beneficial interest                      1,675,190                1,333,307                5,857,843
                                          =====================    =====================    =====================
   Net asset value and offering price
    per share                             $               11.79    $               19.81    $                8.39
                                          =====================    =====================    =====================
 Class Y shares:
   Net assets                             $          17,520,138    $                  --    $                  --
                                          =====================    =====================    =====================
   Shares of beneficial interest                      1,315,535                       --                       --
                                          =====================    =====================    =====================
   Net asset value, offering and
    redemption price per share            $               13.32    $                  --    $                  --
                                          =====================    =====================    =====================
 (a) Including securities on loan with
   market values of:                      $          20,856,845    $          30,183,464    $          18,322,482
                                          =====================    =====================    =====================

*  Formerly Westpeak Capital Growth Fund.

                See accompanying notes to financial statements.

  Harris Associates                                Vaughan Nelson            Westpeak
   Large Cap Value     Natixis U.S. Diversified    Small Cap Value         130/30 Growth
        Fund                  Portfolio                 Fund                   Fund*
---------------------  ------------------------ ---------------------  ---------------------
                        ---------------------   ---------------------  ---------------------
$         218,649,636   $         628,062,480   $         178,999,020  $          58,815,555
           25,048,863             104,723,116              12,168,090              1,119,487
---------------------   ---------------------   ---------------------  ---------------------
          243,698,499             732,785,596             191,167,110             59,935,042
                   --                  27,021                      --                 13,506
                   --                      --                      --                     --
              190,959                 134,705                 603,077                 43,934
                   --               4,549,195                 599,926                     --
              233,867                 438,887                 119,151                 36,759
                   --                  20,951                      --                     --
                9,019                  71,441                  17,743                     --
              304,637                      --                      --                     --
---------------------   ---------------------   ---------------------  ---------------------
          244,436,981             738,027,796             192,507,007             60,029,241
---------------------   ---------------------   ---------------------  ---------------------
           16,389,229             135,549,039              39,044,059                     --
                   --                      --                      --             12,863,978
            3,229,080               7,714,199               1,127,322                     --
              283,310               3,288,631                 178,486                 65,339
              149,503                 457,894                  97,578                  7,463
              357,178                 487,139                 140,039                141,206
               20,185                  50,837                  13,033                  4,231
                   --                      --                      --                 13,301
                   --                      --                      --                 19,968
              167,570                 336,026                 105,340                 71,636
---------------------   ---------------------   ---------------------  ---------------------
           20,596,055             147,883,765              40,705,857             13,187,122
---------------------   ---------------------   ---------------------  ---------------------
$         223,840,926   $         590,144,031   $         151,801,150  $          46,842,119
=====================   =====================   =====================  =====================
$         262,063,397   $         477,716,070   $         139,684,366  $          94,194,846
             (340,402)               (487,139)               (140,040)              (141,206)
          (62,930,932)              8,190,600                  88,734            (49,497,632)
           25,048,863             104,724,500              12,168,090              2,286,111
---------------------   ---------------------   ---------------------  ---------------------
$         223,840,926   $         590,144,031   $         151,801,150  $          46,842,119
=====================   =====================   =====================  =====================
$         172,467,646   $         407,227,589   $         103,719,298  $          40,370,001
=====================   =====================   =====================  =====================
           11,523,980              15,806,068               4,691,044              3,224,027
=====================   =====================   =====================  =====================
$               14.97   $               25.76   $               22.11  $               12.52
=====================   =====================   =====================  =====================
$               15.88   $               27.33   $               23.46  $               13.28
=====================   =====================   =====================  =====================
$          23,916,150   $         119,028,411   $          25,075,528  $           5,899,204
=====================   =====================   =====================  =====================
            1,728,112               5,259,544               1,244,536                554,520
=====================   =====================   =====================  =====================
$               13.84   $               22.63   $               20.15  $               10.64
=====================   =====================   =====================  =====================
$          15,616,298   $          47,238,801   $          21,765,113  $             572,914
=====================   =====================   =====================  =====================
            1,130,124               2,085,387               1,079,688                 53,934
=====================   =====================   =====================  =====================
$               13.82   $               22.65   $               20.16  $               10.62
=====================   =====================   =====================  =====================
$          11,840,832   $          16,649,230   $           1,241,211  $                  --
=====================   =====================   =====================  =====================
              765,279                 603,768                  55,923                     --
=====================   =====================   =====================  =====================
$               15.47   $               27.58   $               22.20  $                  --
=====================   =====================   =====================  =====================
$          15,469,371   $         131,450,548   $          37,866,232  $                  --
=====================   =====================   =====================  =====================

                           STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

                                                                                          Harris Associates
                                               CGM Advisor             Hansberger           Focused Value
                                           Targeted Equity Fund    International Fund           Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
INVESTMENT INCOME
 Dividends                                $          11,839,637  $           4,153,683  $           1,689,118
 Interest                                               633,555                108,171                133,977
 Securities lending income (Note 2)                     316,857                142,499                 58,333
 Less net foreign taxes withheld                       (181,133)              (350,902)                    --
                                          ---------------------  ---------------------  ---------------------
                                                     12,608,916              4,053,451              1,881,428
                                          ---------------------  ---------------------  ---------------------
 Expenses
   Management fees (Note 4)                           5,402,846              1,441,589              1,732,909
   Service fees - Class A (Note 4)                    1,796,683                305,801                135,107
   Service and distribution fees -
    Class B (Note 4)                                    353,570                323,413                661,646
   Service and distribution fees -
    Class C (Note 4)                                    103,588                255,374                723,380
   Trustees' fees and expenses (Note 4)                 175,724                 33,778                 28,133
   Administrative fees (Note 4)                         408,927                100,153                 95,792
   Custodian fees and expenses                           51,034                123,181                 22,891
   Transfer agent fees and expenses -
    Class A (Note 4)                                    785,369                222,023                102,079
   Transfer agent fees and expenses -
    Class B (Note 4)                                     39,071                 57,956                123,861
   Transfer agent fees and expenses -
    Class C (Note 4)                                     11,489                 46,328                135,009
   Transfer agent fees and expenses -
    Class Y (Note 4)                                     11,111                     --                     --
   Audit fees                                            36,359                 42,126                 33,959
   Legal fees                                            19,902                  4,951                  3,699
   Shareholder reporting expenses                        98,958                 40,245                 59,858
   Registration fees                                     49,222                 34,120                 25,641
   Expense waiver recapture - Class A
    (Note 4)                                                 --                     --                     --
   Expense waiver recapture - Class B
    (Note 4)                                                 --                     --                     --
   Expense waiver recapture - Class C
    (Note 4)                                                 --                     --                     --
   Expense waiver recapture - Class Y
    (Note 4)                                                 --                     --                     --
   Dividend expense on securities sold
    short                                                    --                     --                     --
   Miscellaneous expenses                                71,977                 21,123                 23,289
                                          ---------------------  ---------------------  ---------------------
 Total expenses                                       9,415,830              3,052,161              3,907,253
   Less fee reduction and/or expense
    reimbursement (Note 4)                               (5,490)                (1,190)                  (978)
                                          ---------------------  ---------------------  ---------------------
 Net expenses                                         9,410,340              3,050,971              3,906,275
                                          ---------------------  ---------------------  ---------------------
 Net investment income (loss)                         3,198,576              1,002,480             (2,024,847)
                                          ---------------------  ---------------------  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN CURRENCY
 TRANSACTIONS AND SHORT SALES
 Net realized gain (loss) on:
   Investments                                       80,201,690             20,268,048             26,572,372*
   Foreign currency transactions                             --               (102,405)                    --
   Short sales                                               --                     --                     --
   Payments by affiliates (Note 4)                           --                     --                     --
 Net change in unrealized appreciation
   (depreciation) on:
   Investments                                      149,502,525              5,253,276            (35,355,327)
   Foreign currency translations                             --                    317                     --
   Short sales                                               --                     --                     --
                                          ---------------------  ---------------------  ---------------------
 Total net realized and unrealized gain
   (loss) on investments, foreign
   currency transactions and short sales            229,704,215             25,419,236             (8,782,955)
                                          ---------------------  ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $         232,902,791  $          26,421,716  $         (10,807,802)
                                          =====================  =====================  =====================

                                            Harris Associates
                                             Large Cap Value
                                                  Fund
                                          ---------------------
                                          ---------------------
INVESTMENT INCOME
 Dividends                                $           3,834,035
 Interest                                               324,718
 Securities lending income (Note 2)                      28,350
 Less net foreign taxes withheld                             --
                                          ---------------------
                                                      4,187,103
                                          ---------------------
 Expenses
   Management fees (Note 4)                           1,774,740
   Service fees - Class A (Note 4)                      481,059
   Service and distribution fees -
    Class B (Note 4)                                    339,629
   Service and distribution fees -
    Class C (Note 4)                                    174,627
   Trustees' fees and expenses (Note 4)                  75,651
   Administrative fees (Note 4)                         136,965
   Custodian fees and expenses                           27,864
   Transfer agent fees and expenses -
    Class A (Note 4)                                    344,239
   Transfer agent fees and expenses -
    Class B (Note 4)                                     59,623
   Transfer agent fees and expenses -
    Class C (Note 4)                                     31,187
   Transfer agent fees and expenses -
    Class Y (Note 4)                                      8,536
   Audit fees                                            33,626
   Legal fees                                             4,765
   Shareholder reporting expenses                        67,661
   Registration fees                                     46,271
   Expense waiver recapture - Class A
    (Note 4)                                              5,520
   Expense waiver recapture - Class B
    (Note 4)                                              7,469
   Expense waiver recapture - Class C
    (Note 4)                                              1,507
   Expense waiver recapture - Class Y
    (Note 4)                                                 --
   Dividend expense on securities sold
    short                                                    --
   Miscellaneous expenses                                26,296
                                          ---------------------
 Total expenses                                       3,647,235
   Less fee reduction and/or expense
    reimbursement (Note 4)                               (7,002)
                                          ---------------------
 Net expenses                                         3,640,233
                                          ---------------------
 Net investment income (loss)                           546,870
                                          ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN CURRENCY
 TRANSACTIONS AND SHORT SALES
 Net realized gain (loss) on:
   Investments                                      22,651,455 *
   Foreign currency transactions                             --
   Short sales                                               --
   Payments by affiliates (Note 4)                           --
 Net change in unrealized appreciation
   (depreciation) on:
   Investments                                      (28,970,313)
   Foreign currency translations                             --
   Short sales                                               --
                                          ---------------------
 Total net realized and unrealized gain
   (loss) on investments, foreign
   currency transactions and short sales             (6,318,858)
                                          ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $          (5,771,988)
                                          =====================

* Amount includes a litigation payment of $427,091 for Harris Associates Focused Value Fund and $304,637 for Harris Associates Large Cap Value Fund. See Note 2.
** Formerly Westpeak Capital Growth Fund.

                See accompanying notes to financial statements.

             Natixis              Vaughan Nelson            Westpeak
         U.S. Diversified         Small Cap Value         130/30 Growth
            Portfolio                  Fund                  Fund**
      ---------------------    ---------------------  ---------------------
      ---------------------    ---------------------  ---------------------
      $           6,344,257    $           1,710,933  $             354,223
                    837,019                  245,108                 86,955
                    353,735                   81,928                  3,036
                    (20,547)                      --                     --
      ---------------------    ---------------------  ---------------------
                  7,514,464                2,037,969                444,214
      ---------------------    ---------------------  ---------------------
                  5,539,020                1,324,569                402,851
                  1,023,056                  240,992                151,561
                  1,380,162                  295,218                 79,158
                    473,124                  206,751                  7,300
                    104,237                   34,147                 32,812
                    327,564                   81,626                 28,554
                     47,464                   25,240                 18,040
                    768,643                  198,205                117,487
                    255,618                   59,175                 18,766
                     88,830                   42,367                  1,731
                     18,109                      119                     --
                     40,926                   31,726                 41,906
                     14,925                    4,068                  4,846
                    141,782                   52,321                 23,085
                     63,364                   67,764                 34,465
                         --                       --                     --
                         --                       --                     --
                         --                       --                     --
                         --                      237                     --
                         --                       --                 58,557
                     59,595                   17,686                 12,228
      ---------------------    ---------------------  ---------------------
                 10,346,419                2,682,211              1,033,347
                     (3,833)                (116,984)               (76,874)
      ---------------------    ---------------------  ---------------------
                 10,342,586                2,565,227                956,473
      ---------------------    ---------------------  ---------------------
                 (2,828,122)                (527,258)              (512,259)
      ---------------------    ---------------------  ---------------------
                 87,628,640               14,196,089              3,611,532
                     (7,111)                      --                     --
                         --                       --             (1,566,401)
                     34,706                       --                     --
                 (7,025,776)              (6,164,382)            (4,717,164)
                      1,091                       --                     --
                         --                       --              1,166,624
      ---------------------    ---------------------  ---------------------
                 80,631,550                8,031,707             (1,505,409)
      ---------------------    ---------------------  ---------------------
      $          77,803,428    $           7,504,449  $          (2,017,668)
      =====================    =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                   CGM Advisor Targeted Equity Fund
                                             --------------------------------------------
                                                   Year Ended               Year Ended
                                                  December 31,             December 31,
                                                      2007                     2006
                                             ---------------------    ---------------------
                                             ---------------------    ---------------------
                                             ---------------------    ---------------------
FROM OPERATIONS:
  Net investment income (loss)               $           3,198,576    $           5,415,878
  Net realized gain on investments, foreign
   currency transactions and short sales                80,201,690               98,076,120
  Net change in unrealized appreciation
   (depreciation) on investments, foreign
   currency translations and short sales               149,502,525              (41,577,124)
                                             ---------------------    ---------------------
  Net increase (decrease) in net assets
   resulting from operations                           232,902,791               61,914,874
                                             ---------------------    ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                              (7,741,811)              (4,805,342)
   Class B                                                (251,226)                (344,672)
   Class C                                                 (80,296)                 (50,730)
   Class Y                                                (178,444)                (117,501)
  Net realized capital gain
   Class A                                             (68,451,630)             (18,905,325)
   Class B                                              (3,157,063)              (1,296,659)
   Class C                                              (1,397,920)                (261,882)
   Class Y                                              (1,283,819)                (317,675)
                                             ---------------------    ---------------------
  Total distributions                                  (82,542,209)             (26,099,786)
                                             ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                   2,733,857              (55,926,861)
                                             ---------------------    ---------------------
  Redemption fees
   Class A                                                  10,214                    3,687
   Class B                                                     448                      250
   Class C                                                     171                       46
   Class Y                                                     191                       64
                                             ---------------------    ---------------------
                                                            11,024                    4,047
                                             ---------------------    ---------------------
  Net increase (decrease) in net assets                153,105,463              (20,107,726)
                                             ---------------------    ---------------------
NET ASSETS
  Beginning of the year                                743,331,383              763,439,109
                                             ---------------------    ---------------------
  End of the year                            $         896,436,846    $         743,331,383
                                             =====================    =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                $            (798,914)   $           4,251,080
                                             =====================    =====================

                                                     Hansberger International Fund
                                             --------------------------------------------
                                                   Year Ended               Year Ended
                                                  December 31,             December 31,
                                                      2007                     2006
                                             ---------------------    ---------------------
                                             ---------------------    ---------------------
                                             ---------------------    ---------------------
FROM OPERATIONS:
  Net investment income (loss)               $           1,002,480    $             772,749
  Net realized gain on investments, foreign
   currency transactions and short sales                20,165,643               21,300,725
  Net change in unrealized appreciation
   (depreciation) on investments, foreign
   currency translations and short sales                 5,253,593               11,339,832
                                             ---------------------    ---------------------
  Net increase (decrease) in net assets
   resulting from operations                            26,421,716               33,413,306
                                             ---------------------    ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                              (2,121,366)              (1,649,325)
   Class B                                                (325,097)                (308,165)
   Class C                                                (304,997)                (228,856)
   Class Y                                                      --                       --
  Net realized capital gain
   Class A                                             (12,588,474)             (12,651,380)
   Class B                                              (3,324,922)              (4,129,524)
   Class C                                              (2,884,783)              (2,916,961)
   Class Y                                                      --                       --
                                             ---------------------    ---------------------
  Total distributions                                  (21,549,639)             (21,884,211)
                                             ---------------------    ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                  10,155,626               15,400,963
                                             ---------------------    ---------------------
  Redemption fees
   Class A                                                   6,284                    1,759
   Class B                                                   1,563                      582
   Class C                                                   1,306                      378
   Class Y                                                      --                       --
                                             ---------------------    ---------------------
                                                             9,153                    2,719
                                             ---------------------    ---------------------
  Net increase (decrease) in net assets                 15,036,856               26,932,777
                                             ---------------------    ---------------------
NET ASSETS
  Beginning of the year                                169,371,939              142,439,162
                                             ---------------------    ---------------------
  End of the year                            $         184,408,795    $         169,371,939
                                             =====================    =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                $          (1,964,958)   $            (828,914)
                                             =====================    =====================

                                                 Harris Associates Focused Value Fund
                                             --------------------------------------------
                                                   Year Ended             Year Ended
                                                  December 31,           December 31,
                                                      2007                   2006
                                             ---------------------  ---------------------
                                             ---------------------  ---------------------
                                             ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)               $          (2,024,847) $          (1,712,199)
  Net realized gain on investments, foreign
   currency transactions and short sales                26,572,372             32,289,793
  Net change in unrealized appreciation
   (depreciation) on investments, foreign
   currency translations and short sales               (35,355,327)            (3,254,755)
                                             ---------------------  ---------------------
  Net increase (decrease) in net assets
   resulting from operations                           (10,807,802)            27,322,839
                                             ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                      --                     --
   Class B                                                      --                     --
   Class C                                                      --                     --
   Class Y                                                      --                     --
  Net realized capital gain
   Class A                                              (6,965,375)            (9,867,493)
   Class B                                              (8,645,512)           (13,053,352)
   Class C                                              (9,181,053)           (14,611,917)
   Class Y                                                      --                     --
                                             ---------------------  ---------------------
  Total distributions                                  (24,791,940)           (37,532,762)
                                             ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                 (55,787,929)           (63,505,817)
                                             ---------------------  ---------------------
  Redemption fees
   Class A                                                     103                    801
   Class B                                                     126                  1,006
   Class C                                                     136                  1,149
   Class Y                                                      --                     --
                                             ---------------------  ---------------------
                                                               365                  2,956
                                             ---------------------  ---------------------
  Net increase (decrease) in net assets                (91,387,306)           (73,712,784)
                                             ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                228,586,319            302,299,103
                                             ---------------------  ---------------------
  End of the year                            $         137,199,013  $         228,586,319
                                             =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                $            (101,844) $             (77,212)
                                             =====================  =====================


*  Formerly Westpeak Capital Growth Fund.

                See accompanying notes to financial statements.

   Harris Associates Large Cap Value Fund            Natixis U.S. Diversified Portfolio
--------------------------------------------    --------------------------------------------
      Year Ended               Year Ended             Year Ended             Year Ended
     December 31,             December 31,           December 31,           December 31,
         2007                     2006                   2007                   2006
---------------------    ---------------------  ---------------------  ---------------------
---------------------    ---------------------  ---------------------  ---------------------
$             546,870    $             704,299  $          (2,828,122) $            (459,770)
           22,651,455               24,797,461             87,656,235             69,057,546
          (28,970,313)              14,208,318             (7,024,685)             9,002,821
---------------------    ---------------------  ---------------------  ---------------------
           (5,771,988)              39,710,078             77,803,428             77,600,597
---------------------    ---------------------  ---------------------  ---------------------
           (1,054,288)                (435,177)                    --                     --
             (108,220)                (124,953)                    --                     --
              (53,175)                 (46,052)
             (117,660)                 (30,568)                    --                     --
                   --                       --             (4,889,025)                    --
                   --                       --             (1,624,487)                    --
                   --                       --               (642,678)                    --
                   --                       --               (217,377)                    --
---------------------    ---------------------  ---------------------  ---------------------
           (1,333,343)                (636,750)            (7,373,567)                    --
---------------------    ---------------------  ---------------------  ---------------------
          (39,807,186)             (50,651,493)           (88,754,703)           (98,667,360)
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
                   --                       --                     --                     --
---------------------    ---------------------  ---------------------  ---------------------
          (46,912,517)             (11,578,165)           (18,324,842)           (21,066,763)
---------------------    ---------------------  ---------------------  ---------------------
          270,753,443              282,331,608            608,468,873            629,535,636
---------------------    ---------------------  ---------------------  ---------------------
$         223,840,926    $         270,753,443  $         590,144,031  $         608,468,873
=====================    =====================  =====================  =====================
$            (340,402)   $             446,071  $            (487,139) $            (404,299)
=====================    =====================  =====================  =====================

     Vaughan Nelson Small Cap Value Fund              Westpeak 130/30 Growth Fund*
--------------------------------------------  --------------------------------------------
      Year Ended             Year Ended             Year Ended             Year Ended
     December 31,           December 31,           December 31,           December 31,
         2007                   2006                   2007                   2006
---------------------  ---------------------  ---------------------  ---------------------
---------------------  ---------------------  ---------------------  ---------------------
$            (527,258) $            (767,140) $            (512,259) $            (417,676)
           14,196,089             15,201,715              2,045,131              1,359,930
           (6,164,382)             5,842,036             (3,550,540)             4,795,603
---------------------  ---------------------  ---------------------  ---------------------
            7,504,449             20,276,611             (2,017,668)             5,737,857
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
                   --                     --                     --                     --

                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
            7,783,917              4,860,769             (7,829,470)            (9,528,533)
---------------------  ---------------------  ---------------------  ---------------------
                5,305                  3,304                     --                     --
                1,559                  1,780                     --                     --
                1,134                    731                     --                     --
                   38                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
                8,036                  5,815                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
           15,296,402             25,143,195             (9,847,138)            (3,790,676)
---------------------  ---------------------  ---------------------  ---------------------
          136,504,748            111,361,553             56,689,257             60,479,933
---------------------  ---------------------  ---------------------  ---------------------
$         151,801,150  $         136,504,748  $          46,842,119  $          56,689,257
=====================  =====================  =====================  =====================
$            (140,040) $            (110,178) $            (141,206) $            (112,145)
=====================  =====================  =====================  =====================

           STATEMENT OF CASH FLOWS FOR WESTPEAK 130/30 GROWTH FUND*

For the Year Ended December 31, 2007

       Increase (Decrease) in Cash

       Cash Flows From Operating Activities
        Change in net assets resulting from
          operations                              $          (2,017,668)
       Adjustments to reconcile change in net
        assets resulting from operations to
        net cash used in operating activities:
        Purchase of investment securities                   (88,155,317)
        Proceeds from sale of investment
          securities                                         83,863,968
        Net sales of short-term investment
          securities                                            201,404
        Purchases to cover securities sold
          short                                             (12,869,364)
        Proceeds from securities sold short                  25,333,565
        Decrease in income receivable                            16,662
        Increase in payable for accrued
          expenses                                               46,803
        Decrease in management fee payable                      (93,717)
        Net realized gain on investments and
          short sales                                        (2,027,764)
        Net unrealized depreciation on
          investments and short sales                         3,550,540
                                                  ---------------------
          NET CASH USED IN OPERATING ACTIVITIES               7,849,112
                                                  =====================
       Cash Flows From Financing Activities:
        Proceeds from sale of shares                          3,881,425
        Payment for shares redeemed                         (11,717,031)
                                                  ---------------------
          NET CASH PROVIDED BY FINANCING
           ACTIVITIES                                        (7,835,606)
                                                  =====================
          NET INCREASE IN CASH                                   13,506
                                                  =====================
       Cash:
        Cash at beginning of period                                   0
                                                  ---------------------
        Cash at end of period                     $              13,506
                                                  =====================
       Supplemental disclosure of cash flow
        information:
        Non cash financing activities, which
          typically consist of reinvestment of
          dividends, were zero.
        Interest and taxes paid were zero.



*  Formerly Westpeak Capital Growth Fund

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                             Income (Loss) from Investment Operations:              Less Distributions:
                                             ---------------------------------------      --------------------------------------

                                 Net asset
                                   value,        Net                                      Dividends   Distributions
                                 beginning    investment      Net realized  Total from     from net     from net
                                     of         income       and unrealized investment    investment    realized        Total
                                 the period   (loss) (b)      gain (loss)   operations      income    capital gains distributions
                                 ----------  ----------      -------------- ----------    ----------  ------------- -------------
CGM ADVISOR TARGETED EQUITY FUND
   Class A
  12/31/2007                     $    10.70  $     0.05        $     3.54   $     3.59    $    (0.13)  $    (1.15)   $    (1.28)
  12/31/2006                          10.22        0.08              0.78         0.86         (0.07)       (0.31)        (0.38)
  12/31/2005                           9.05        0.07              1.12         1.19         (0.02)          --         (0.02)
  12/31/2004                           7.94        0.01              1.10         1.11            --           --            --
  12/31/2003                           5.56       (0.03)             2.41         2.38            --           --            --
   Class B
  12/31/2007                           9.84       (0.04)             3.24         3.20         (0.08)       (1.15)        (1.23)
  12/31/2006                           9.48        0.00(f)           0.74         0.74         (0.07)       (0.31)        (0.38)
  12/31/2005                           8.45        0.00(f)           1.04         1.04         (0.01)          --         (0.01)
  12/31/2004                           7.47       (0.04)             1.02         0.98            --           --            --
  12/31/2003                           5.28       (0.07)             2.26         2.19            --           --            --
   Class C
  12/31/2007                           9.84       (0.03)             3.22         3.19         (0.09)       (1.15)        (1.24)
  12/31/2006                           9.48        0.00(f)           0.74         0.74         (0.07)       (0.31)        (0.38)
  12/31/2005                           8.45        0.00(f)           1.04         1.04         (0.01)          --         (0.01)
  12/31/2004                           7.47       (0.04)             1.02         0.98            --           --            --
  12/31/2003                           5.27       (0.07)             2.27         2.20            --           --            --
   Class Y
  12/31/2007                          10.93        0.09              3.61         3.70         (0.16)       (1.15)        (1.31)
  12/31/2006                          10.42        0.11              0.82         0.93         (0.11)       (0.31)        (0.42)
  12/31/2005                           9.23        0.10              1.14         1.24         (0.05)          --         (0.05)
  12/31/2004                           8.07        0.04              1.12         1.16            --           --            --
  12/31/2003                           5.63        0.01              2.43         2.44            --           --            --
HANSBERGER INTERNATIONAL FUND
   Class A
  12/31/2007                     $    21.50  $     0.18        $     3.29   $     3.47    $    (0.40)  $    (2.40)   $    (2.80)
  12/31/2006                          19.88        0.16              4.51         4.67         (0.35)       (2.70)        (3.05)
  12/31/2005                          17.12        0.11              2.65         2.76            --           --            --
  12/31/2004                          15.07        0.02              2.03         2.05            --           --            --
  12/31/2003                          10.84       (0.04)             4.27         4.23            --           --            --
   Class B
  12/31/2007                          19.51        0.01              2.98         2.99         (0.22)       (2.40)        (2.62)
  12/31/2006                          18.27        0.01              4.11         4.12         (0.18)       (2.70)        (2.88)
  12/31/2005                          15.85        0.00(f)           2.42         2.42            --           --            --
  12/31/2004                          14.06       (0.09)             1.88         1.79            --           --            --
  12/31/2003                          10.19       (0.12)             3.99         3.87            --           --            --






                                 Redemption
                                  fees (f)
                                 ----------
CGM ADVISOR TARGETED EQUITY FUND
   Class A
  12/31/2007                     $     0.00
  12/31/2006                           0.00
  12/31/2005                           0.00
  12/31/2004                           0.00
  12/31/2003                             --
   Class B
  12/31/2007                           0.00
  12/31/2006                           0.00
  12/31/2005                           0.00
  12/31/2004                           0.00
  12/31/2003                             --
   Class C
  12/31/2007                           0.00
  12/31/2006                           0.00
  12/31/2005                           0.00
  12/31/2004                           0.00
  12/31/2003                             --
   Class Y
  12/31/2007                           0.00
  12/31/2006                           0.00
  12/31/2005                           0.00
  12/31/2004                           0.00
  12/31/2003                             --
HANSBERGER INTERNATIONAL FUND
   Class A
  12/31/2007                     $     0.00
  12/31/2006                           0.00
  12/31/2005                           0.00
  12/31/2004                           0.00
  12/31/2003                             --
   Class B
  12/31/2007                           0.00
  12/31/2006                           0.00
  12/31/2005                           0.00
  12/31/2004                           0.00
  12/31/2003                             --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Had certain expenses not been reduced during the period, total return would have been lower.

                See accompanying notes to financial statements.

                                     Ratios to Average Net Assets:
                                   ---------------------------------

Net asset              Net assets,
  value,      Total      end of      Net      Gross    Net investment Portfolio
  end of     return    the period  expenses  expenses  income (loss)  turnover
the period (%) (a) (c)   (000's)   (%) (d)   (%) (e)        (%)       rate (%)
---------- ----------- ----------- --------- --------- -------------- ---------
$    13.01       34.4  $  826,867       1.17      1.17        0.45          179
     10.70        8.5     679,897       1.16      1.16        0.76          171
     10.22       13.2     694,121       1.28      1.28        0.78          196
      9.05       14.0     689,967       1.42      1.42        0.16          265
      7.94       42.8     724,214       1.57      1.57       (0.40)         261
     11.81       33.4      32,297       1.92      1.92       (0.34)         179
      9.84        7.8      43,032       1.91      1.91        0.02          171
      9.48       12.4      53,005       2.03      2.03        0.03          196
      8.45       13.1      57,527       2.17      2.17       (0.58)         265
      7.47       41.5      56,880       2.32      2.32       (1.14)         261
     11.79       33.5      19,753       1.93      1.93       (0.24)         179
      9.84        7.7       8,688       1.90      1.90        0.04          171
      9.48       12.4       5,133       2.04      2.04        0.03          196
      8.45       13.1       3,214       2.17      2.17       (0.58)         265
      7.47       41.8       2,647       2.32      2.32       (1.14)         261
     13.32       34.8      17,520       0.90      0.90        0.74          179
     10.93        9.0      11,714       0.87      0.87        1.05          171
     10.42       13.4      11,181       1.07      1.07        0.99          196
      9.23       14.4       9,145       1.08      1.08        0.51          265
      8.07       43.3       7,773       1.03      1.03        0.16          261
$    22.17       16.4  $  128,224       1.45      1.45        0.79           47
     21.50       24.1     112,814       1.49      1.49        0.75           49
     19.88       16.1      89,663       1.81      1.81        0.62           45
     17.12       13.6      73,707       1.91      1.92        0.14           81
     15.07       39.0      59,762       2.30      2.32       (0.34)          92
     19.88       15.6      29,770       2.20      2.20        0.06           47
     19.51       23.2      33,016       2.25      2.25        0.03           49
     18.27       15.3      33,388       2.55      2.55       (0.02)          45
     15.85       12.7      45,213       2.66      2.67       (0.60)          81
     14.06       38.0      60,296       3.05      3.07       (1.09)          92

(d)The investment adviser has agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)Represents the total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.
(f)Amount rounds to less than $0.01 per share, if applicable.

For a share outstanding throughout each period.

                                                         Income (Loss) from Investment Operations:
                                                        ------------------------------------------

                                          Net asset
                                            value,           Net
                                          beginning       investment    Net realized    Total from
                                              of            income     and unrealized   investment
                                          the period      (loss) (b)    gain (loss)     operations
                                          ----------    ----------     --------------   ----------
HANSBERGER INTERNATIONAL FUND (continued)
   Class C
  12/31/2007                              $    19.48    $     0.01       $     2.97     $     2.98
  12/31/2006                                   18.28          0.00(f)          4.11           4.11
  12/31/2005                                   15.86         (0.02)            2.44           2.42
  12/31/2004                                   14.06         (0.09)            1.89           1.80
  12/31/2003                                   10.19         (0.12)            3.99           3.87
HARRIS ASSOCIATES FOCUSED VALUE FUND
   Class A
  12/31/2007                              $    11.56    $    (0.06)      $    (0.68)(h) $    (0.74)
  12/31/2006                                   12.08         (0.02)            1.50           1.48
  12/31/2005                                   13.06         (0.00)(f)         0.76           0.76
  12/31/2004                                   11.79         (0.02)            1.29           1.27
  12/31/2003                                    9.24         (0.03)            2.58           2.55
   Class B
  12/31/2007                                   10.92         (0.14)           (0.63)(h)      (0.77)
  12/31/2006                                   11.59         (0.10)            1.43           1.33
  12/31/2005                                   12.69         (0.10)            0.74           0.64
  12/31/2004                                   11.55         (0.11)            1.25           1.14
  12/31/2003                                    9.12         (0.10)            2.53           2.43
   Class C
  12/31/2007                                   10.92         (0.14)           (0.63)(h)      (0.77)
  12/31/2006                                   11.59         (0.10)            1.43           1.33
  12/31/2005                                   12.69         (0.10)            0.74           0.64
  12/31/2004                                   11.55         (0.11)            1.25           1.14
  12/31/2003                                    9.12         (0.10)            2.53           2.43
HARRIS ASSOCIATES LARGE CAP VALUE FUND
   Class A
  12/31/2007                              $    15.49    $     0.05       $    (0.48)(h) $    (0.43)
  12/31/2006                                   13.33          0.06             2.13           2.19
  12/31/2005                                   13.37          0.05            (0.08)         (0.03)
  12/31/2004                                   12.25          0.04             1.08           1.12
  12/31/2003                                    9.42          0.01             2.82           2.83
   Class B
  12/31/2007                                   14.39         (0.06)           (0.45)(h)      (0.51)
  12/31/2006                                   12.48         (0.04)            1.98           1.94
  12/31/2005                                   12.62         (0.04)           (0.09)         (0.13)
  12/31/2004                                   11.64         (0.05)            1.03           0.98
  12/31/2003                                    9.02         (0.07)            2.69           2.62

                                                    Less Distributions:
                                          --------------------------------------


                                          Dividends   Distributions
                                           from net     from net
                                          investment    realized        Total     Redemption
                                            income    capital gains distributions  fees (f)
                                          ----------  ------------- ------------- ----------
HANSBERGER INTERNATIONAL FUND (continued)
   Class C
  12/31/2007                              $    (0.25)  $    (2.40)   $    (2.65)  $     0.00
  12/31/2006                                   (0.21)       (2.70)        (2.91)        0.00
  12/31/2005                                      --           --            --         0.00
  12/31/2004                                      --           --            --         0.00
  12/31/2003                                      --           --            --           --
HARRIS ASSOCIATES FOCUSED VALUE FUND
   Class A
  12/31/2007                              $       --   $    (1.76)   $    (1.76)  $     0.00
  12/31/2006                                      --        (2.00)        (2.00)        0.00
  12/31/2005                                      --        (1.74)        (1.74)        0.00
  12/31/2004                                      --           --            --         0.00
  12/31/2003                                      --           --            --           --
   Class B
  12/31/2007                                      --        (1.76)        (1.76)        0.00
  12/31/2006                                      --        (2.00)        (2.00)        0.00
  12/31/2005                                      --        (1.74)        (1.74)        0.00
  12/31/2004                                      --           --            --         0.00
  12/31/2003                                      --           --            --           --
   Class C
  12/31/2007                                      --        (1.76)        (1.76)        0.00
  12/31/2006                                      --        (2.00)        (2.00)        0.00
  12/31/2005                                      --        (1.74)        (1.74)        0.00
  12/31/2004                                      --           --            --         0.00
  12/31/2003                                      --           --            --           --
HARRIS ASSOCIATES LARGE CAP VALUE FUND
   Class A
  12/31/2007                              $    (0.09)  $       --    $    (0.09)  $       --
  12/31/2006                                   (0.03)          --         (0.03)          --
  12/31/2005                                   (0.01)          --         (0.01)          --
  12/31/2004                                      --           --            --           --
  12/31/2003                                      --           --            --           --
   Class B
  12/31/2007                                   (0.04)          --         (0.04)          --
  12/31/2006                                   (0.03)          --         (0.03)          --
  12/31/2005                                   (0.01)          --         (0.01)          --
  12/31/2004                                      --           --            --           --
  12/31/2003                                      --           --            --           --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser has agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

                See accompanying notes to financial statements.

                                              Ratios to Average Net Assets:
                                       ------------------------------------------

                           Net assets,
  Net asset      Total       end of         Net           Gross     Net investment  Portfolio
 value, end     return     the period     expenses       expenses   income (loss)   turnover
of the period (%) (a) (d)    (000's)      (%) (c)        (%) (g)         (%)        rate (%)
------------- -----------  ----------- ---------       ---------    -------------- ---------
 $    19.81         15.5   $   26,414       2.20            2.20           0.04           47
      19.48         23.1       23,541       2.25            2.25           0.01           49
      18.28         15.3       19,388       2.56            2.56          (0.11)          45
      15.86         12.8       17,046       2.66            2.67          (0.63)          81
      14.06         38.0       12,557       3.05            3.07          (1.09)          92
 $     9.06         (6.8)  $   40,869       1.49            1.49          (0.51)          51
      11.56         12.7       62,603       1.51            1.51          (0.12)          36
      12.08          5.7       82,298       1.68            1.68          (0.04)          39
      13.06         10.8      108,042       1.70            1.70          (0.15)          26
      11.79         27.6       95,957       1.70            1.84          (0.28)          30
       8.39         (7.4)      47,194       2.24            2.24          (1.26)          51
      10.92         11.9       78,950       2.26            2.26          (0.87)          36
      11.59          5.0       97,256       2.43            2.43          (0.80)          39
      12.69          9.9      110,275       2.45            2.45          (0.90)          26
      11.55         26.6      107,017       2.45            2.59          (1.03)          30
       8.39         (7.4)      49,136       2.24            2.24          (1.26)          51
      10.92         11.9       87,033       2.27            2.27          (0.88)          36
      11.59          5.0      122,745       2.43            2.43          (0.79)          39
      12.69          9.9      144,780       2.45            2.45          (0.90)          26
      11.55         26.6      124,427       2.45            2.59          (1.03)          30
 $    14.97         (2.9)  $  172,468       1.28(i)(j)      1.28(i)        0.35           30
      15.49         16.5      195,714       1.30            1.30           0.44           23
      13.33         (0.2)     188,763       1.30            1.46           0.40           39
      13.37          9.1      222,434       1.30            1.49           0.30           27
      12.25         30.0      215,259       1.45            1.62           0.07           30(e)
      13.84         (3.7)      23,916       2.04(i)(j)     2.04 (i)       (0.44)          30
      14.39         15.6       42,894       2.05            2.07          (0.33)          23
      12.48         (1.0)      59,035       2.05            2.21          (0.35)          39
      12.62          8.4       79,949       2.05            2.24          (0.46)          27
      11.64         29.1       91,085       2.20            2.37          (0.69)          30(e)

(e)Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(f)Amount rounds to less than $0.01 per share, if applicable.
(g)Represents the total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.
(h)Includes a litigation payment of $0.02 per share. See Note 2.
(i)Includes expense recapture of 0.00%, and 0.02% for Class A and B, respectively.
(j)Effect of voluntary waiver of expenses by adviser was less than 0.005%.

For a share outstanding throughout each period.

                                                              Income (Loss) from Investment Operations:
                                                              ---------------------------------------   -----------

                                                   Net asset
                                                     value,      Net                                    Dividends
                                                   beginning  investment    Net realized    Total from   from net
                                                       of       income     and unrealized   investment  investment
                                                   the period (loss) (b)    gain (loss)     operations    income
                                                   ---------- ----------   --------------   ----------  ----------
HARRIS ASSOCIATES LARGE CAP VALUE FUND (continued)
   Class C
  12/31/2007                                       $    14.37 $    (0.06)    $    (0.45)(j) $    (0.51) $    (0.04)
  12/31/2006                                            12.46      (0.04)          1.98           1.94       (0.03)
  12/31/2005                                            12.60      (0.04)         (0.09)         (0.13)      (0.01)
  12/31/2004                                            11.63      (0.05)          1.02           0.97          --
  12/31/2003                                             9.01      (0.07)          2.69           2.62          --
   Class Y
  12/31/2007                                            16.01       0.12          (0.51)(j)      (0.39)      (0.15)
  12/31/2006                                            13.72       0.12           2.20           2.32       (0.03)
  12/31/2005                                            13.74       0.09          (0.10)         (0.01)      (0.01)
  12/31/2004                                            12.54       0.07           1.13           1.20          --
  12/31/2003                                             9.59       0.06           2.89           2.95          --
NATIXIS U.S. DIVERSIFIED PORTFOLIO
   Class A
  12/31/2007                                       $    22.94 $    (0.06)    $     3.19     $     3.13  $       --
  12/31/2006                                            20.17       0.04           2.73           2.77          --
  12/31/2005                                            18.75      (0.11)          1.53           1.42          --
  12/31/2004                                            16.61      (0.12)          2.26           2.14          --
  12/31/2003                                            12.43      (0.13)          4.31           4.18          --
   Class B
  12/31/2007                                            20.33      (0.22)          2.83           2.61          --
  12/31/2006                                            18.01      (0.11)          2.43           2.32          --
  12/31/2005                                            16.87      (0.22)          1.36           1.14          --
  12/31/2004                                            15.06      (0.23)          2.04           1.81          --
  12/31/2003                                            11.35      (0.22)          3.93           3.71          --
   Class C
  12/31/2007                                            20.36      (0.22)          2.82           2.60          --
  12/31/2006                                            18.03      (0.11)          2.44           2.33          --
  12/31/2005                                            16.89      (0.22)          1.36           1.14          --
  12/31/2004                                            15.08      (0.23)          2.04           1.81          --
  12/31/2003                                            11.37      (0.22)          3.93           3.71          --
   Class Y
  12/31/2007                                            24.45       0.03           3.41           3.44          --
  12/31/2006                                            21.41       0.14           2.90           3.04          --
  12/31/2005                                            19.82      (0.03)          1.62           1.59          --
  12/31/2004                                            17.46      (0.05)          2.41           2.36          --
  12/31/2003                                            12.98      (0.04)          4.52           4.48          --

                                                    Less Distributions:
                                                   -------------------------------


                                                   Distributions
                                                     from net
                                                     realized          Total
                                                   capital gains distributions (f)
                                                   ------------- -----------------
HARRIS ASSOCIATES LARGE CAP VALUE FUND (continued)
   Class C
  12/31/2007                                        $       --      $    (0.04)
  12/31/2006                                                --           (0.03)
  12/31/2005                                                --           (0.01)
  12/31/2004                                                --              --
  12/31/2003                                                --              --
   Class Y
  12/31/2007                                                --           (0.15)
  12/31/2006                                                --           (0.03)
  12/31/2005                                                --           (0.01)
  12/31/2004                                                --              --
  12/31/2003                                                --              --
NATIXIS U.S. DIVERSIFIED PORTFOLIO
   Class A
  12/31/2007                                        $    (0.31)     $    (0.31)
  12/31/2006                                                --              --
  12/31/2005                                                --              --
  12/31/2004                                                --              --
  12/31/2003                                                --              --
   Class B
  12/31/2007                                             (0.31)          (0.31)
  12/31/2006                                                --              --
  12/31/2005                                                --              --
  12/31/2004                                                --              --
  12/31/2003                                                --              --
   Class C
  12/31/2007                                             (0.31)          (0.31)
  12/31/2006                                                --              --
  12/31/2005                                                --              --
  12/31/2004                                                --              --
  12/31/2003                                                --              --
   Class Y
  12/31/2007                                             (0.31)          (0.31)
  12/31/2006                                                --              --
  12/31/2005                                                --              --
  12/31/2004                                                --              --
  12/31/2003                                                --              --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser has agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

                See accompanying notes to financial statements.

G



                                             Ratios to Average Net Assets:
                                      ------------------------------------------

                          Net assets,
  Net asset      Total      end of         Net           Gross     Net investment  Portfolio
 value, end     return    the period     expenses       expenses   income (loss)   turnover
of the period (%) (a) (d)   (000's)      (%) (c)        (%) (f)         (%)        rate (%)
------------- ----------- ----------- ---------       ---------    -------------- ---------
 $    13.82         (3.7) $   15,616       2.04(i)(h)      2.04(h)       (0.41)          30
      14.37         15.6      18,089       2.05            2.06          (0.32)          23
      12.46         (1.0)     20,308       2.05            2.21          (0.35)          39
      12.60          8.3      26,392       2.05            2.24          (0.42)          27
      11.63         29.1      15,553       2.20            2.37          (0.69)          30(e)
      15.47         (2.6)     11,840       0.91(i)         0.91           0.72           30
      16.01         17.0      14,057       0.91(g)         0.91(g)        0.82           23
      13.72         (0.0)     14,226       1.05            1.09           0.65           39
      13.74          9.6      18,027       0.99            0.99           0.58           27
      12.54         30.8      26,545       1.01            1.01           0.51           30(e)
 $    25.76         13.7  $  407,228       1.47            1.47          (0.24)          82
      22.94         13.7     393,430       1.46            1.46           0.17           83
      20.17          7.6     386,084       1.73            1.73          (0.57)          97
      18.75         12.9     392,726       1.87            1.87          (0.71)         104
      16.61         33.6     354,755       1.99            1.99          (0.94)         102
      22.63         12.8     119,028       2.21            2.21          (1.00)          82
      20.33         12.9     147,819       2.22            2.22          (0.60)          83
      18.01          6.8     174,745       2.48            2.48          (1.32)          97
      16.87         12.0     223,349       2.62            2.62          (1.50)         104
      15.06         32.7     272,533       2.74            2.74          (1.69)         102
      22.65         12.8      47,239       2.22            2.22          (0.99)          82
      20.36         12.9      46,064       2.22            2.22          (0.59)          83
      18.03          6.8      48,262       2.48            2.48          (1.32)          97
      16.89         12.0      58,883       2.62            2.62          (1.48)         104
      15.08         32.6      60,783       2.74            2.74          (1.69)         102
      27.58         14.0      16,649       1.12            1.12           0.10           82
      24.45         14.2      21,155       1.03            1.03           0.60           83
      21.41          8.0      20,445       1.32            1.32          (0.16)          97
      19.82         13.5      25,060       1.33            1.33          (0.27)         104
      17.46         34.5      47,485       1.34            1.34          (0.30)         102

(e)Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(f)Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.
(g)Includes expense recapture of 0.04%.
(h)Includes expense recapture of 0.01%.
(i)Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(j)Includes a litigation payment of $0.02 per share. See Note 2.

For a share outstanding throughout each period.

                                                  Income (Loss) from Investment Operations:
                                                  -----------------------------------------

                                    Net asset
                                      value,         Net
                                    beginning     investment     Net realized   Total from
                                        of          income      and unrealized  investment  Redemption
                                    the period    (loss) (b)     gain (loss)    operations   fees (c)
                                    ----------    ----------    --------------  ----------  ----------
VAUGHAN NELSON SMALL CAP VALUE FUND
   Class A
  12/31/2007                        $    20.90    $    (0.02)     $     1.23    $     1.21  $     0.00
  12/31/2006                             17.69         (0.05)           3.26          3.21        0.00
  12/31/2005                             16.07         (0.08)           1.70          1.62        0.00
  12/31/2004                             13.94         (0.13)           2.26          2.13        0.00
  12/31/2003                             10.05         (0.19)           4.08          3.89          --
   Class B
  12/31/2007                             19.19         (0.17)           1.13          0.96        0.00
  12/31/2006                             16.36         (0.20)           3.03          2.83        0.00
  12/31/2005                             14.97         (0.19)           1.58          1.39        0.00
  12/31/2004                             13.08         (0.22)           2.11          1.89        0.00
  12/31/2003                              9.51         (0.26)           3.83          3.57          --
   Class C
  12/31/2007                             19.19         (0.17)           1.14          0.97        0.00
  12/31/2006                             16.37         (0.19)           3.01          2.82        0.00
  12/31/2005                             14.98         (0.19)           1.58          1.39        0.00
  12/31/2004                             13.09         (0.22)           2.11          1.89        0.00
  12/31/2003                              9.51         (0.26)           3.84          3.58          --
   Class Y
  12/31/2007                             20.91          0.04            1.25          1.29        0.00
  12/31/2006(d)                          19.02          0.02            1.87          1.89          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share, if applicable.
(d)From commencement of Class operations on August 31, 2006 through December 31, 2006.

                See accompanying notes to financial statements.

                                            Ratios to Average Net Assets:
                                      -----------------------------------------

                          Net assets,
  Net asset      Total      end of        Net          Gross      Net investment Portfolio
 value, end     return    the period   expenses      expenses     income (loss)  turnover
of the period (%) (a) (f)   (000's)   (%) (e) (h)   (%) (g) (h)      (%) (h)     rate (%)
------------- ----------- ----------- -----------   -----------   -------------- ---------
 $    22.11          5.8  $  103,719        1.49          1.57          (0.11)          78
      20.90         18.1      85,285        1.59          1.59          (0.28)          88
      17.69         10.1      58,963        1.92          1.92          (0.47)          80
      16.07         15.3      45,138        2.01          2.01          (0.89)         172
      13.94         38.7      45,442        2.33          2.33          (1.69)         156
      20.15          5.1      25,076        2.24          2.31          (0.84)          78
      19.19         17.2      32,606        2.37          2.37          (1.10)          88
      16.36          9.3      38,732        2.66          2.66          (1.24)          80
      14.97         14.5      54,652        2.76          2.76          (1.65)         172
      13.08         37.5      55,662        3.08          3.08          (2.44)         156
      20.16          5.1      21,765        2.24          2.32          (0.85)          78
      19.19         17.2      18,186        2.35          2.35          (1.04)          88
      16.37          9.3      13,667        2.67          2.67          (1.23)          80
      14.98         14.4      13,549        2.76          2.76          (1.63)         172
      13.09         37.6      12,042        3.08          3.08          (2.44)         156
      22.20          6.1       1,241        1.19(i)       1.19(i)        0.17           78
      20.91          9.9         427        1.35          1.90           0.35           88

(e)The investment adviser has agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)Had certain expenses not been reduced during the period, total return would have been lower.
(g)Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.
(h)Computed on an annualized basis for periods less than one year, if applicable.
(i)Includes expense recapture of 0.04%.

For a share outstanding throughout each period.

                                        Income (Loss) from Investment Operations:
                                        ----------------------------------------



                             Net asset
                               value,        Net                                                            Net assets,
                             beginning    investment    Net realized  Total from    Net asset      Total      end of
                                 of         income     and unrealized investment   value, end     return    the period
                             the period   (loss) (b)    gain (loss)   operations  of the period (%) (a) (d)   (000's)
                             ---------- ----------     -------------- ----------  ------------- ----------- -----------
WESTPEAK 130/30 GROWTH FUND*
   Class A
  12/31/2007                 $    13.09 $    (0.11)      $    (0.46)  $    (0.57)  $    12.52         (4.4) $   40,370
  12/31/2006                      11.81      (0.07)            1.35         1.28        13.09         10.8      47,332
  12/31/2005                      11.43      (0.10)            0.48         0.38        11.81          3.3      49,680
  12/31/2004                      10.87      (0.02)(g)         0.58         0.56        11.43          5.2      57,420
  12/31/2003                       8.58      (0.08)            2.37         2.29        10.87         26.7      63,380
   Class B
  12/31/2007                      11.20      (0.18)           (0.38)       (0.56)       10.64         (5.0)      5,899
  12/31/2006                      10.19      (0.14)            1.15         1.01        11.20          9.9       8,599
  12/31/2005                       9.94      (0.16)            0.41         0.25        10.19          2.5       9,864
  12/31/2004                       9.52      (0.09)(g)         0.51         0.42         9.94          4.4      12,916
  12/31/2003                       7.56      (0.13)            2.09         1.96         9.52         25.9      16,485
   Class C
  12/31/2007                      11.18      (0.18)           (0.38)       (0.56)       10.62         (5.0)        573
  12/31/2006                      10.17      (0.14)            1.15         1.01        11.18          9.9         758
  12/31/2005                       9.92      (0.16)            0.41         0.25        10.17          2.5         936
  12/31/2004                       9.50      (0.09)(g)         0.51         0.42         9.92          4.4       1,013
  12/31/2003                       7.56      (0.13)            2.07         1.94         9.50         25.7       1,174

*  Formerly Westpeak Capital Growth Fund.
(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser has agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

                See accompanying notes to financial statements.

                               Ratios to Average Net Assets:
---------------------------------------------------------------------------------------

   Net expenses      Gross expenses      Net expenses      Gross expenses
    (including         (including         (excluding         (excluding
     dividend           dividend           dividend           dividend
   expense for        expense for        expense for        expense for     Net investment  Portfolio
 securities sold    securities sold    securities sold    securities sold   income (loss)   turnover
short) (%) (c) (f) short) (%) (e) (f) short) (%) (c) (f) short) (%) (e) (f)    (%) (f)      rate (%)
------------------ ------------------ ------------------ ------------------ --------------  ---------
         1.56               1.69               1.45               1.58            (0.84)          143
         1.61               1.62                 --                 --            (0.59)          126
         1.88               1.88                 --                 --            (0.84)          132
         1.89               1.89                 --                 --            (0.18)(g)       121
         1.93               1.93                 --                 --            (0.85)          107
         2.31               2.43               2.21               2.33            (1.59)          143
         2.36               2.38                 --                 --            (1.35)          126
         2.63               2.63                 --                 --            (1.59)          132
         2.64               2.64                 --                 --            (0.97)(g)       121
         2.68               2.68                 --                 --            (1.60)          107
         2.31               2.43               2.20               2.33            (1.59)          143
         2.36               2.38                 --                 --            (1.35)          126
         2.63               2.63                 --                 --            (1.59)          132
         2.64               2.64                 --                 --            (0.94)(g)       121
         2.68               2.68                 --                 --            (1.60)          107

(d)Had certain expenses not been reduced during the period, total return would have been lower.
(e)Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.
(f)Computed on an annualized basis for periods less than one year, if applicable.
(g)Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment loss per share would have been $(0.08), $(0.14) and $(0.14) for Class A, Class B and Class C shares, respectively, and the ratio of net investment loss to average net assets would have been (0.76)%, (1.52)% and (1.51)% for Class A, Class B and Class C shares, respectively.

                         NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1. Organization. Natixis Funds Trust I, Natixis Funds Trust II, and Natixis Funds Trust III (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Natixis Funds Trust I:
CGM Advisor Targeted Equity Fund (the "Targeted Equity Fund")
Hansberger International Fund (the "International Fund")
Natixis U.S. Diversified Portfolio (the "U.S. Diversified Portfolio") Vaughan Nelson Small Cap Value Fund (the "Small Cap Value Fund")
Westpeak 130/30 Growth Fund (formerly Westpeak Capital Growth Fund) (the "130/30 Growth Fund")

Natixis Funds Trust II:
Harris Associates Large Cap Value Fund (the "Large Cap Value Fund")

Natixis Funds Trust III:
Harris Associates Focused Value Fund (the "Focused Value Fund")

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Large Cap Value Fund and U.S. Diversified Portfolio also offer Class Y shares. On June 1, 2007, the Board of Trustees of the Natixis Funds approved the termination of offering of Class B shares. Effective July 30, 2007, no new accounts may be opened in Class B shares. Effective October 12, 2007, no additional investments may be made in Class B shares. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds' prospectus. Prior to March 16, 2007, the minimum initial investment for Class Y shares was $1,000,000.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and the subadvisers and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and the subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees. As of December 31, 2007, approximately 77% of the market value of the investments for the Hansberger International Fund was fair valued pursuant to procedures approved by the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

December 31, 2007


Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. The International Fund and the U.S. Diversified Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2007, there were no open forward currency contracts.

e. Short Sales. The 130/30 Growth Fund may enter into short sales transactions, in which, the Fund sells a security it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed in anticipation of a decline in the market value of the security. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender. Securities sold short represent a liability of the Fund to acquire securities at prevailing market prices in order to return the borrowed security to the lender. Liabilities for securities sold short are reported at market value in accordance with the Fund's security valuation policies.

The Fund will realize a gain on a short position when the market price of the security goes down, after the date of the short sale, and it replaces the borrowed security at the lower market price. Conversely, if the market price of the security goes up after the date of the short sale, the Fund will realize a loss on the date on which it replaces the borrowed security at the higher market price. Because losses arise from an increase in the market price of the security sold short, the amount of loss realized by the Fund is theoretically unlimited. The Fund is also required to repay the lender of the security any dividends that accrue on the security during the period of the loan and will also bear other costs, such as charges for the prime brokerage account, in connection with short positions. These costs are reported as expenses in the Statement of Operations.

Until the Fund replaces the borrowed security, the Fund is required to maintain, in a segregated account at the Fund's custodian bank, cash or securities at least equal to 300% of the value of the Fund's liabilities for securities sold short. The securities held as collateral are assets of the Fund and are part of the Portfolio of Investments.

December 31, 2007


The risks associated with short sale transactions include (but are not limited to) the Fund not always being able to borrow a security it wants to sell short and the Fund having to replace the borrowed security, at a time when the market value of the security has gone up, in order to cover a short position.

f. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has implemented FIN 48 and has performed an analysis of the Funds' tax positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended December 31, 2004
- 2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Funds' net assets at December 31, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds' understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions and gains realized from passive foreign investment companies ("PFICs"). Permanent book and tax basis differences relating to shareholder distributions, net investment income, distributions from Real Estate Investment Trusts ("REITs") and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, capital loss carryforwards, post October losses, wash sales, distributions from REITs and gains realized from passive foreign investment companies. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2007 and December 31, 2006 was as follows:

                                       2007 Distributions Paid From:
        -                          -------------------------------------
                                    Ordinary     Long-Term
        Fund                         Income    Capital Gains    Total
        ----                         ------    -------------    -----
        Targeted Equity Fund       $52,469,601  $30,072,608  $82,542,209
        International Fund           6,107,517   15,442,122   21,549,639
        Focused Value Fund           2,372,807   22,419,133   24,791,940
        Large Cap Value Fund         1,333,343           --    1,333,343
        U.S. Diversified Portfolio          --    7,373,567    7,373,567

                                   2006 Distributions Paid From:
           -                    ------------------------------------
                                 Ordinary    Long-Term
           Fund                   Income   Capital Gains    Total
           ----                   ------   -------------    -----
           Targeted Equity Fund $5,318,245  $20,781,541  $26,099,786
           International Fund    5,684,336   16,199,875   21,884,211
           Focused Value Fund           --   37,532,762   37,532,762
           Large Cap Value Fund    636,750           --      636,750

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

December 31, 2007


As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                        Targeted    International  Focused      Large Cap    U.S. Diversified
                                                       Equity Fund        Fund    Value Fund    Value Fund      Portfolio
-                                                      -----------        -       ----------    ----------   ----------------
Undistributed ordinary income                          $ 30,268,357  $ 1,226,625  $   31,797  $     16,774     $         --
Undistributed long-term capital gains                     2,000,447    2,595,341   1,953,854            --        9,268,523
                                                       ------------  -----------  ----------  ------------     ------------
Total undistributed earnings                             32,268,804    3,821,966   1,985,651        16,774        9,268,523
Capital loss carryforward:
   Expires December 31, 2009                                     --           --          --   (28,235,961)*             --
   Expires December 31, 2010                                     --           --          --   (24,633,843)*             --
   Expires December 31, 2011                                     --           --          --    (9,965,466)              --
                                                       ------------  -----------  ----------  ------------     ------------
Total capital loss carryforward                                  --           --          --   (62,835,270)              --
Deferred net capital losses (post October)                       --           --          --            --               --
Unrealized appreciation (depreciation)                  204,418,481   42,311,207    (100,359)   24,953,201      103,646,577
                                                       ------------  -----------  ----------  ------------     ------------
Total accumulated earnings (losses)                    $236,687,285  $46,133,173  $1,885,292  $(37,865,295)    $112,915,100
                                                       ------------  -----------  ----------  ------------     ------------
Capital loss carryforward utilized in the current year $         --  $        --  $       --  $ 22,685,043     $ 71,215,618
                                                       ============  ===========  ==========  ============     ============

                                                       Small Cap      130/30
                                                       Value Fund   Growth Fund
-                                                      ----------   -----------
Undistributed ordinary income                          $        -- $         --
Undistributed long-term capital gains                      186,121           --
                                                       ----------- ------------
Total undistributed earnings                               186,121           --
Capital loss carryforward:
   Expires December 31, 2009                                    --  (16,749,265)
   Expires December 31, 2010                                    --  (26,883,047)
   Expires December 31, 2011                                    --   (4,097,913)
                                                       ----------- ------------
Total capital loss carryforward                                 --  (47,730,225)
Deferred net capital losses (post October)                      --   (1,745,104)
Unrealized appreciation (depreciation)                  12,070,704    2,263,808
                                                       ----------- ------------
Total accumulated earnings (losses)                    $12,256,825 $(47,211,521)
                                                       ----------- ------------
Capital loss carryforward utilized in the current year $14,087,903 $  3,740,514
                                                       =========== ============

*Some of the losses expiring in 2009 and 2010 were obtained in the Fund's merger with the Nvest Balanced Fund. These losses are subject to limitations.

h. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

i. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at December 31, 2007 were as follows:

                                           Value of        Value of
           Fund                       Securities on Loan  Collateral
           ----                       ------------------  ----------
           Targeted Equity Fund          $ 20,856,845    $ 20,829,727
           International Fund              30,183,464      31,403,828
           Focused Value Fund              18,322,482      18,890,517
           Large Cap Value Fund            15,469,371      16,389,229
           U.S. Diversified Portfolio     131,450,548     135,549,039
           Small Cap Value Fund            37,866,232      39,044,059

j. Indemnifications. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k. Other. Harris Associates Focused Value Fund and Harris Associates Large Cap Value Fund received a litigation payment as a result of its participation in a class action lawsuit brought against an issuer of one of the Funds' holdings. These payments have been included in the realized gains in the Statement of Operations.

December 31, 2007


l. New Accounting Pronouncement. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the year ended December 31, 2007, purchases and sales of securities (excluding short-term investments) were as follows:

            Fund                         Purchases        Sales
            ----                         ---------        -----
            Targeted Equity Fund       $1,375,062,280 $1,481,786,695
            International Fund             84,142,895     95,754,047
            Focused Value Fund             95,213,665    177,998,912
            Large Cap Value Fund           74,014,911    116,496,619
            U.S. Diversified Portfolio    496,197,810    600,437,859
            Small Cap Value Fund          114,833,998    109,830,572
            130/30 Growth Fund             88,155,317     83,863,968

For 130/30 Growth Fund, short sales and purchases to cover were $25,333,565 and $12,869,364.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                      Percentage of Average Daily Net Assets
-                          ------------------------------------------------------------
                              First         Next         Next        Next       Over
Fund                       $200 million $300 million $500 million $1 billion $2 billion
----                       ------------ ------------ ------------ ---------- ----------
Targeted Equity Fund          0.75%        0.70%        0.65%       0.65%      0.60%
International Fund            0.80%        0.75%        0.75%       0.75%      0.75%
Focused Value Fund            0.90%        0.90%        0.90%       0.90%      0.90%
Large Cap Value Fund          0.70%        0.65%        0.60%       0.60%      0.60%
U.S. Diversified Portfolio    0.90%        0.90%        0.90%       0.80%      0.80%
Small Cap Value Fund          0.90%        0.90%        0.90%       0.90%      0.90%
130/30 Growth Fund            0.75%        0.70%        0.65%       0.65%      0.65%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

International Fund         Hansberger Global Investors, Inc. ("Hansberger")
Focused Value Fund         Harris Associates L.P. ("Harris")
Large Cap Value Fund       Harris
U.S. Diversified Portfolio Harris
                           Loomis, Sayles & Company, L.P. ("Loomis Sayles")
                           BlackRock Investment Management LLC ("BlackRock")
Small Cap Value Fund       Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson")
130/30 Growth Fund         Westpeak Global Advisors, L.P. ("Westpeak")

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisors. Natixis Advisors voluntarily agreed to waive a portion of the management fee it retains for Large Cap Value Fund after payments to subadvisors.

December 31, 2007


Natixis Advisors has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until April 30, 2008 and will be reevaluated on an annual basis. For the period from August 1, 2007 to December 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                   Expense Limit as a Percentage of
                                      Average Daily Net Assets
              -                    -------------------------------
              Fund                 Class A  Class B Class C Class Y
              ----                 -------  ------- ------- -------
              Focused Value Fund    1.70%    2.45%   2.45%      --
              Large Cap Value Fund  1.30%    2.05%   2.05%   1.05%
              Small Cap Value Fund  1.45%    2.20%   2.20%   1.20%
              130/30 Growth Fund    1.65%    2.40%   2.40%      --

Expense limits for the 130/30 Growth Fund are exclusive of dividend expenses on securities sold short.

Prior to August 1, 2007, the expense limits as a percentage of average daily net assets were as follows:

                                   Expense Limit as a Percentage of
                                      Average Daily Net Assets
              -                    -------------------------------
              Fund                 Class A  Class B Class C Class Y
              ----                 -------  ------- ------- -------
              Focused Value Fund    1.70%    2.45%   2.45%      --
              Large Cap Value Fund  1.30%    2.05%   2.05%   1.05%
              Small Cap Value Fund  1.45%    2.20%   2.20%   1.20%
              130/30 Growth Fund    1.50%    2.25%   2.25%      --

Prior to July 1, 2007, the expense limits as a percentage of average daily net assets were as follows:

                                   Expense Limit as a Percentage of
                                      Average Daily Net Assets
              -                    -------------------------------
              Fund                 Class A  Class B Class C Class Y
              ----                 -------  ------- ------- -------
              Focused Value Fund    1.70%    2.45%   2.45%      --
              Large Cap Value Fund  1.30%    2.05%   2.05%   1.05%
              Small Cap Value Fund  1.60%    2.35%   2.35%   1.35%
              130/30 Growth Fund    1.50%    2.25%   2.25%      --

For the year ended December 31, 2007, the management fees and reductions of management fees for each Fund were as follows:

                                                                 Percentage of
                                          Voluntary                Average
                                Gross    Reduction of    Net     Daily Net Assets
                              Management  Management  Management ----------------
   Fund                          Fee         Fee         Fee     Gross     Net
   ----                       ---------- ------------ ---------- -----     ---
   Targeted Equity Fund       $5,402,846    $   --    $5,402,846 0.70%    0.70%
   International Fund          1,441,589        --     1,441,589 0.80%    0.80%
   Focused Value Fund          1,732,909        --     1,732,909 0.90%    0.90%
   Large Cap Value Fund        1,774,740     5,501     1,769,239 0.69%    0.69%
   U.S. Diversified Portfolio  5,539,020        --     5,539,020 0.90%    0.90%
   Small Cap Value Fund        1,324,569        --     1,324,569 0.90%    0.90%
   130/30 Growth Fund            402,851        --       402,851 0.75%    0.75%

For the year ended December 31, 2007, class specific expenses have been reimbursed as follows:

                       Fund                 Reimbursement
                       ----                 -------------
                       Small Cap Value Fund   $116,017
                       130/30 Growth Fund       76,560

December 31, 2007


Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class' expense limits, provided, however, that a class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at December 31, 2007 were as follows:

                              Expenses Subject to Possible Reimbursement until
                                         December 31, 2008
         -                    ------------------------------------------------
                              Class A   Class B   Class C   Class Y   Total
         Fund                 -------   -------   -------   -------   -----
         Small Cap Value Fund $78,801   $20,907   $16,309     $--    $116,017
         130/30 Growth Fund    65,588    10,024       948      --      76,560

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, CGM, Hansberger, Harris, Loomis Sayles, Vaughan Nelson and Westpeak are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US"), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

Loomis Sayles reimbursed the U.S. Diversified Portfolio $34,706 for losses incurred in connection with a trading error.

b. Administrative Expense. Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis. New funds are subject to a prorated annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisers in their first calendar year of operations.

Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreement, the Hansberger International Series was added to the Agreement and pays Natixis Advisors monthly its pro rata fees equal to its prorated portion of the above mentioned fees.

New Funds are subject to an annual fee of $50,000 plus $12,500 per class on an additional $50,000 if managed by multiple subadvisers in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors, monthly, its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the year ended December 31, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                                   Gross        Waiver of         Net
                               Administrative Administrative Administrative
    Fund                            Fees           Fees           Fees
    ----                            ----           ----           ----
    Targeted Equity Fund          $408,927        $5,490        $403,437
    International Fund             100,153         1,190          98,963
    Focused Value Fund              95,792           978          94,814
    Large Cap Value Fund           136,965         1,501         135,464
    U.S. Diversified Portfolio     327,564         3,833         323,731
    Small Cap Value Fund            81,626           967          80,659
    130/30 Growth Fund              28,554           314          28,240

c. Service and Distribution Fees. Natixis Distributors, L.P. ("Natixis Distributors"), a wholly-owned subsidiary of Natixis US. has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

December 31, 2007


Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended December 31, 2007, the Funds paid the following service and distribution fees:

                                     Service Fee           Distribution Fee
  -                          ---------------------------- -------------------
  Fund                        Class A   Class B  Class C   Class B   Class C
  ----                        -------   -------  -------   -------   -------
  Targeted Equity Fund       $1,796,683 $ 88,392 $ 25,897 $  265,178 $ 77,691
  International Fund            305,801   80,853   63,843    242,560  191,531
  Focused Value Fund            135,107  165,411  180,845    496,235  542,535
  Large Cap Value Fund          481,059   84,907   43,657    254,722  130,970
  U.S. Diversified Portfolio  1,023,056  345,040  118,281  1,035,122  354,843
  Small Cap Value Fund          240,992   73,804   51,688    221,414  155,063
  130/30 Growth Fund            151,561   19,789    1,825     59,369    5,475

d. Sub-Transfer Agent Fees and Expenses. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pay the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

                                          Sub-Transfer Agent Fees
           -                          -------------------------------
           Fund                       Class A Class B Class C Class Y
           ----                       ------- ------- ------- -------
           Targeted Equity Fund       $56,091 $ 2,910 $   765 $ 9,803
           International Fund          30,761   8,337   6,440      --
           Focused Value Fund          41,366  50,820  56,154      --
           Large Cap Value Fund        40,824   7,463   3,749   7,512
           U.S. Diversified Portfolio  91,025  26,708  10,660  17,003
           Small Cap Value Fund        37,972  10,265   8,216      36
           130/30 Growth Fund           4,692     605      71      --

e. Commissions. The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the year ended December 31, 2007 were as follows:

                     Fund                       Commission
                     ----                       ----------
                     Targeted Equity Fund        $292,725
                     International Fund           124,617
                     Focused Value Fund           209,988
                     Large Cap Value Fund          98,711
                     U.S. Diversified Portfolio   332,917
                     Small Cap Value Fund          77,382
                     130/30 Growth Fund            53,526

December 31, 2007


For the year ended December 31, 2007, brokerage commissions for portfolio transactions paid to affiliated broker/dealers by the U.S. Diversified Portfolio were $32,930.

f. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors and Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2008, each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. In addition, each Contract Review and Governance Committee member receives $5,000 for each committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member receives $6,250 for each committee meeting that he or she attends in person and $3,125 for each committee meeting that he or she attends telephonically. The retainer fees paid to the Chairperson and the Committee Chairmen remain unchanged.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

g. Redemption Fees. Shareholders of Class A shares and Class Y shares of Targeted Equity Fund, International Fund, Focused Value Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to discourage frequent purchases and redemptions of Fund shares and to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented in the Statements of Changes in Net Assets.

5. Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended December 31, 2007, the Funds had no borrowings under this agreement.

6. Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2007, amounts rebated under these agreements were as follows:

                      Fund                       Rebates
                      ----                       -------
                      Targeted Equity Fund       $280,848
                      International Fund           10,783
                      Focused Value Fund               --
                      Large Cap Value Fund             --
                      U.S. Diversified Portfolio   65,535
                      Small Cap Value Fund          9,737
                      130/30 Growth Fund           23,897

7. Concentration of Risk. Focused Value Fund is a non-diversified fund. Compared with diversified mutual funds, the Focused Value Fund may invest a greater percentage of its assets in a particular company. Therefore, the Focused Value Fund's returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

December 31, 2007


8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
CGM Advisor Targeted Equity Fund                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       3,737,261  $      45,862,629
   Issued in connection with the reinvestment of distributions          5,862,904         72,878,709
                                                                 ----------------  -----------------
                                                                        9,600,165        118,741,338
   Redeemed                                                            (9,585,214)      (111,765,850)
                                                                 ----------------  -----------------
   Net change                                                              14,951  $       6,975,488
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         262,400  $       2,812,834
   Issued in connection with the reinvestment of distributions            283,544          3,180,585
                                                                 ----------------  -----------------
                                                                          545,944          5,993,419
   Redeemed                                                            (2,184,278)       (22,947,868)
                                                                 ----------------  -----------------
   Net change                                                          (1,638,334) $     (16,954,449)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         923,790  $      10,699,501
   Issued in connection with the reinvestment of distributions             88,327          1,012,586
                                                                 ----------------  -----------------
                                                                        1,012,117         11,712,087
   Redeemed                                                              (220,223)        (2,325,399)
                                                                 ----------------  -----------------
   Net change                                                             791,894  $       9,386,688
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         262,592  $       3,465,372
   Issued in connection with the reinvestment of distributions            113,125          1,444,931
                                                                 ----------------  -----------------
                                                                          375,717          4,910,303
   Redeemed                                                              (132,427)        (1,584,173)
                                                                 ----------------  -----------------
   Net change                                                             243,290  $       3,326,130
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (588,199) $       2,733,857
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
Hansberger International Fund                                         Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         870,349  $      20,307,759
   Issued in connection with the reinvestment of distributions            615,505         13,642,851
                                                                 ----------------  -----------------
                                                                        1,485,854         33,950,610
   Redeemed                                                              (949,003)       (22,012,908)
                                                                 ----------------  -----------------
   Net change                                                             536,851  $      11,937,702
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         194,192  $       4,062,447
   Issued in connection with the reinvestment of distributions            172,664          3,443,715
                                                                 ----------------  -----------------
                                                                          366,856          7,506,162
   Redeemed                                                              (561,815)       (11,811,328)
                                                                 ----------------  -----------------
   Net change                                                            (194,959) $      (4,305,166)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         233,746  $       4,957,792
   Issued in connection with the reinvestment of distributions            121,350          2,409,103
                                                                 ----------------  -----------------
                                                                          355,096          7,366,895
   Redeemed                                                              (229,985)        (4,843,805)
                                                                 ----------------  -----------------
   Net change                                                             125,111  $       2,523,090
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    467,003  $      10,155,626
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
CGM Advisor Targeted Equity Fund                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       3,021,026  $      32,094,011
   Issued in connection with the reinvestment of distributions          2,175,752         22,722,255
                                                                 ----------------  -----------------
                                                                        5,196,778         54,816,266
   Redeemed                                                            (9,606,296)      (102,106,132)
                                                                 ----------------  -----------------
   Net change                                                          (4,409,518) $     (47,289,866)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         527,280  $       5,168,973
   Issued in connection with the reinvestment of distributions            158,904          1,525,452
                                                                 ----------------  -----------------
                                                                          686,184          6,694,425
   Redeemed                                                            (1,901,868)       (18,667,272)
                                                                 ----------------  -----------------
   Net change                                                          (1,215,684) $     (11,972,847)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         491,071  $       4,828,598
   Issued in connection with the reinvestment of distributions             19,469            187,296
                                                                 ----------------  -----------------
                                                                          510,540          5,015,894
   Redeemed                                                              (168,586)        (1,657,411)
                                                                 ----------------  -----------------
   Net change                                                             341,954  $       3,358,483
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         134,863  $       1,446,830
   Issued in connection with the reinvestment of distributions             40,781            435,176
                                                                 ----------------  -----------------
                                                                          175,644          1,882,006
   Redeemed                                                              (175,923)        (1,904,637)
                                                                 ----------------  -----------------
   Net change                                                                (279) $         (22,631)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (5,283,527) $     (55,926,861)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
Hansberger International Fund                                         Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         882,514  $      19,025,323
   Issued in connection with the reinvestment of distributions            620,244         13,054,791
                                                                 ----------------  -----------------
                                                                        1,502,758         32,080,114
   Redeemed                                                              (765,037)       (16,553,658)
                                                                 ----------------  -----------------
   Net change                                                             737,721  $      15,526,456
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         281,932  $       5,558,168
   Issued in connection with the reinvestment of distributions            217,726          4,157,074
                                                                 ----------------  -----------------
                                                                          499,658          9,715,242
   Redeemed                                                              (634,271)       (12,632,454)
                                                                 ----------------  -----------------
   Net change                                                            (134,613) $      (2,917,212)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         191,194  $       3,765,350
   Issued in connection with the reinvestment of distributions            123,876          2,364,479
                                                                 ----------------  -----------------
                                                                          315,070          6,129,829
   Redeemed                                                              (167,643)        (3,338,110)
                                                                 ----------------  -----------------
   Net change                                                             147,427  $       2,791,719
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    750,535  $      15,400,963
                                                                 ================  =================

December 31, 2007

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
Harris Associates Focused Value Fund                                  Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         631,847  $       6,966,043
   Issued in connection with the reinvestment of distributions            532,542          5,008,910
                                                                 ----------------  -----------------
                                                                        1,164,389         11,974,953
   Redeemed                                                            (2,070,078)       (23,875,285)
                                                                 ----------------  -----------------
   Net change                                                            (905,689) $     (11,900,332)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         310,935  $       2,940,601
   Issued in connection with the reinvestment of distributions            729,290          6,359,477
                                                                 ----------------  -----------------
                                                                        1,040,225          9,300,078
   Redeemed                                                            (2,645,145)       (28,682,591)
                                                                 ----------------  -----------------
   Net change                                                          (1,604,920) $     (19,382,513)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         625,545  $       6,004,671
   Issued in connection with the reinvestment of distributions            612,914          5,347,383
                                                                 ----------------  -----------------
                                                                        1,238,459         11,352,054
   Redeemed                                                            (3,352,102)       (35,857,138)
                                                                 ----------------  -----------------
   Net change                                                          (2,113,643) $     (24,505,084)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (4,624,252) $     (55,787,929)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
Harris Associates Large Cap Value Fund                                Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,098,477  $      17,352,523
   Issued in connection with the reinvestment of distributions             55,168            870,874
                                                                 ----------------  -----------------
                                                                        1,153,645         18,223,397
   Redeemed                                                            (2,264,640)       (35,926,938)
                                                                 ----------------  -----------------
   Net change                                                          (1,110,995) $     (17,703,541)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         133,358  $       1,953,515
   Issued in connection with the reinvestment of distributions              6,268             95,395
                                                                 ----------------  -----------------
                                                                          139,626          2,048,910
   Redeemed                                                            (1,392,098)       (20,396,796)
                                                                 ----------------  -----------------
   Net change                                                          (1,252,472) $     (18,347,886)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         131,012  $       1,888,111
   Issued in connection with the reinvestment of distributions              1,501             22,821
                                                                 ----------------  -----------------
                                                                          132,513          1,910,932
   Redeemed                                                              (261,095)        (3,822,123)
                                                                 ----------------  -----------------
   Net change                                                            (128,582) $      (1,911,191)
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                          52,630  $         864,679
   Issued in connection with the reinvestment of distributions              7,191            115,598
                                                                 ----------------  -----------------
                                                                           59,821            980,277
   Redeemed                                                              (172,407)        (2,824,845)
                                                                 ----------------  -----------------
   Net change                                                            (112,586) $      (1,844,568)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,604,635) $     (39,807,186)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
Harris Associates Focused Value Fund                                  Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         762,517  $       9,168,276
   Issued in connection with the reinvestment of distributions            594,724          6,857,113
                                                                 ----------------  -----------------
                                                                        1,357,241         16,025,389
   Redeemed                                                            (2,756,214)       (33,719,620)
                                                                 ----------------  -----------------
   Net change                                                          (1,398,973) $     (17,694,231)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         460,413  $       5,172,828
   Issued in connection with the reinvestment of distributions            850,572          9,284,689
                                                                 ----------------  -----------------
                                                                        1,310,985         14,457,517
   Redeemed                                                            (2,469,943)       (28,816,298)
                                                                 ----------------  -----------------
   Net change                                                          (1,158,958) $     (14,358,781)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         840,633  $       9,434,145
   Issued in connection with the reinvestment of distributions            760,727          8,305,493
                                                                 ----------------  -----------------
                                                                        1,601,360         17,739,638
   Redeemed                                                            (4,218,781)       (49,192,443)
                                                                 ----------------  -----------------
   Net change                                                          (2,617,421) $     (31,452,805)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (5,175,352) $     (63,505,817)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
Harris Associates Large Cap Value Fund                                Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,331,189  $      18,612,209
   Issued in connection with the reinvestment of distributions             27,510            358,457
                                                                 ----------------  -----------------
                                                                        1,358,699         18,970,666
   Redeemed                                                            (2,887,544)       (40,026,448)
                                                                 ----------------  -----------------
   Net change                                                          (1,528,845) $     (21,055,782)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         176,257  $       2,291,417
   Issued in connection with the reinvestment of distributions              9,192            111,770
                                                                 ----------------  -----------------
                                                                          185,449          2,403,187
   Redeemed                                                            (1,936,076)       (25,010,219)
                                                                 ----------------  -----------------
   Net change                                                          (1,750,627) $     (22,607,032)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         113,625  $       1,446,870
   Issued in connection with the reinvestment of distributions              1,654             20,078
                                                                 ----------------  -----------------
                                                                          115,279          1,466,948
   Redeemed                                                              (486,431)        (6,230,411)
                                                                 ----------------  -----------------
   Net change                                                            (371,152) $      (4,763,463)
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                          76,363  $       1,102,604
   Issued in connection with the reinvestment of distributions              2,238             30,077
                                                                 ----------------  -----------------
                                                                           78,601          1,132,681
   Redeemed                                                              (237,315)        (3,357,897)
                                                                 ----------------  -----------------
   Net change                                                            (158,714) $      (2,225,216)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (3,809,338) $     (50,651,493)
                                                                 ================  =================

December 31, 2007

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
U.S. Diversified Portfolio                                            Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,493,221  $      37,264,200
   Issued in connection with the reinvestment of distributions            181,096          4,715,740
                                                                 ----------------  -----------------
                                                                        1,674,317         41,979,940
   Redeemed                                                            (3,017,079)       (75,527,212)
                                                                 ----------------  -----------------
   Net change                                                          (1,342,762) $     (33,547,272)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         339,734  $       7,394,658
   Issued in connection with the reinvestment of distributions             68,470          1,566,593
                                                                 ----------------  -----------------
                                                                          408,204          8,961,251
   Redeemed                                                            (2,418,196)       (53,258,701)
                                                                 ----------------  -----------------
   Net change                                                          (2,009,992) $     (44,297,450)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         134,395  $       2,984,422
   Issued in connection with the reinvestment of distributions             23,359            534,930
                                                                 ----------------  -----------------
                                                                          157,754          3,519,352
   Redeemed                                                              (335,383)        (7,349,240)
                                                                 ----------------  -----------------
   Net change                                                            (177,629) $      (3,829,888)
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         123,956  $       3,273,376
   Issued in connection with the reinvestment of distributions              7,783            216,982
                                                                 ----------------  -----------------
                                                                          131,739          3,490,358
   Redeemed                                                              (393,194)       (10,570,451)
                                                                 ----------------  -----------------
   Net change                                                            (261,455) $      (7,080,093)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (3,791,838) $     (88,754,703)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
Vaughan Nelson Small Cap Value Fund                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,451,447  $      31,978,338
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                        1,451,447         31,978,338
   Redeemed                                                              (841,796)       (18,480,247)
                                                                 ----------------  -----------------
   Net change                                                             609,651  $      13,498,091
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          99,421  $       1,989,981
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           99,421          1,989,981
   Redeemed                                                              (554,258)       (11,098,446)
                                                                 ----------------  -----------------
   Net change                                                            (454,837) $      (9,108,465)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         332,854  $       6,647,049
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          332,854          6,647,049
   Redeemed                                                              (200,639)        (4,038,911)
                                                                 ----------------  -----------------
   Net change                                                             132,215  $       2,608,138
                                                                 ----------------  -----------------
Class Y*
   Issued from the sale of shares                                          35,602  $         788,793
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           35,602            788,793
   Redeemed                                                                  (109)            (2,640)
                                                                 ----------------  -----------------
   Net change                                                              35,493  $         786,153
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    322,522  $       7,783,917
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
U.S. Diversified Portfolio                                            Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,699,970  $      36,351,386
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                        1,699,970         36,351,386
   Redeemed                                                            (3,689,517)       (78,838,491)
                                                                 ----------------  -----------------
   Net change                                                          (1,989,547) $     (42,487,105)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         536,719  $      10,239,866
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          536,719         10,239,866
   Redeemed                                                            (2,967,752)       (56,524,819)
                                                                 ----------------  -----------------
   Net change                                                          (2,431,033) $     (46,284,953)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                          77,624  $       1,484,914
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           77,624          1,484,914
   Redeemed                                                              (490,888)        (9,387,689)
                                                                 ----------------  -----------------
   Net change                                                            (413,264) $      (7,902,775)
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         123,141  $       2,825,376
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          123,141          2,825,376
   Redeemed                                                              (212,914)        (4,817,903)
                                                                 ----------------  -----------------
   Net change                                                             (89,773) $      (1,992,527)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (4,923,617) $     (98,667,360)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
Vaughan Nelson Small Cap Value Fund                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,565,095  $      30,243,879
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                        1,565,095         30,243,879
   Redeemed                                                              (817,467)       (15,859,750)
                                                                 ----------------  -----------------
   Net change                                                             747,628  $      14,384,129
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         154,897  $       2,772,776
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          154,897          2,772,776
   Redeemed                                                              (822,694)       (14,729,819)
                                                                 ----------------  -----------------
   Net change                                                            (667,797) $     (11,957,043)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         364,171  $       6,498,460
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          364,171          6,498,460
   Redeemed                                                              (251,618)        (4,488,816)
                                                                 ----------------  -----------------
   Net change                                                             112,553  $       2,009,644
                                                                 ----------------  -----------------
Class Y*
   Issued from the sale of shares                                          20,430  $         424,039
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           20,430            424,039
   Redeemed                                                                    --                 --
                                                                 ----------------  -----------------
   Net change                                                              20,430  $         424,039
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    212,814  $       4,860,769
                                                                 ================  =================

*  From commencement of class operations August 31, 2006 through December 31,
   2006.

December 31, 2007

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
Westpeak 130/30 Growth Fund                                           Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         233,589  $       3,116,297
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          233,589          3,116,297
   Redeemed                                                              (626,717)        (8,362,258)
                                                                 ----------------  -----------------
   Net change                                                            (393,128) $      (5,245,961)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          57,724  $         661,921
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           57,724            661,921
   Redeemed                                                              (270,922)        (3,088,283)
                                                                 ----------------  -----------------
   Net change                                                            (213,198) $      (2,426,362)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                          12,508  $         144,889
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           12,508            144,889
   Redeemed                                                               (26,379)          (302,036)
                                                                 ----------------  -----------------
   Net change                                                             (13,871) $        (157,147)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (620,197) $      (7,829,470)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
Westpeak 130/30 Growth Fund                                           Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         209,910  $       2,590,783
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                          209,910          2,590,783
   Redeemed                                                              (798,809)        (9,769,562)
                                                                 ----------------  -----------------
   Net change                                                            (588,899) $      (7,178,779)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          81,915  $         870,627
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           81,915            870,627
   Redeemed                                                              (282,316)        (2,968,891)
                                                                 ----------------  -----------------
   Net change                                                            (200,401) $      (2,098,264)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                          12,274  $         135,304
   Issued in connection with the reinvestment of distributions                 --                 --
                                                                 ----------------  -----------------
                                                                           12,274            135,304
   Redeemed                                                               (36,537)          (386,794)
                                                                 ----------------  -----------------
   Net change                                                             (24,263) $        (251,490)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (813,563) $      (9,528,533)
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I, Natixis Funds Trust II, and Natixis Funds Trust III and Shareholders of CGM Advisor Targeted Equity Fund, Hansberger International Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund, Westpeak 130/30 Growth Fund, Harris Associates Large Cap Value Fund and Harris Associates Focused Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and statement of cash flows for the Westpeak 130/30 Growth Fund and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Westpeak 130/30 Growth Fund, (formerly, Westpeak Capital Growth Fund) each a series of Natixis Funds Trust I; the Harris Associates Large Cap Value Fund, a series of Natixis Funds Trust II; and the Harris Associates Focused Value Fund, a series of Natixis Funds Trust III (collectively, the "Funds"), at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the cash flows of Westpeak 130/30 Growth Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2008

      2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                             Qualifying
                        Fund                 Percentage
                        ----                 ----------
                        Targeted Equity Fund    21.68%
                        Focused Value Fund      46.22%
                        Large Cap Value Fund   100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2007.

                  Fund                              Amount
                  ----                            -----------
                  Targeted Equity Fund            $30,072,608
                  International Fund               15,442,122
                  Focused Value Fund               22,419,133
                  U.S. Diversified Portfolio Fund   7,373,567

Qualified Dividend Income. A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2007 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. These percentages are noted below:

                        Fund                 Percentage
                        ----                 ----------
                        Targeted Equity Fund    19.76%
                        International Fund      45.76%
                        Large Cap Value Fund   100.00%
                        Focused Value Fund      45.68%

Foreign Tax Credit. For the year ended December 31, 2007, the International Fund intends to pass through a foreign tax credit of $185,811 and has derived gross income from sources within foreign countries amounting to $4,142,462.

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

                       Position(s) Held with the                                   Number of Portfolios in
                         Trusts, Length of Time      Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth Served and Term of Office*     During Past 5 Years**      and Other Directorships Held
---------------------- --------------------------     ---------------------      ----------------------------

INDEPENDENT TRUSTEES/1/

Graham T. Allison, Jr.  Trustee, since 1984 for   Douglas Dillon Professor and   42;
(1940)                   Natixis Funds Trust I    Director of the Belfer Center  Director, Taubman Centers,
                       (including predecessors);  for Science and International  Inc. (real estate investment
                         since 1995 for Natixis   Affairs, John F. Kennedy       trust)
                       Funds Trust II and Natixis School of Government,
                            Funds Trust III       Harvard University
                          Contract Review and
                          Governance Committee
                                 Member

Charles D. Baker        Trustee, since 2005 for   President and Chief Executive  42;
(1956)                   Natixis Funds Trust I,   Officer, Harvard Pilgrim       None
                       Natixis Funds Trust II and Health Care (health plan)
                        Natixis Funds Trust III
                          Contract Review and
                          Governance Committee
                                 Member

Edward A. Benjamin      Trustee, since 2003 for   Retired                        42;
(1938)                   Natixis Funds Trust I,                                  None
                       Natixis Funds Trust II and
                        Natixis Funds Trust III
                        Chairman of the Contract
                         Review and Governance
                               Committee

Daniel M. Cain          Trustee, since 1996 for   President and Chief Executive  42;
(1945)                   Natixis Funds Trust I,   Officer, Cain Brothers &       Director, Sheridan
                       Natixis Funds Trust II and Company, Incorporated          Healthcare Inc. (physician
                        Natixis Funds Trust III   (investment banking)           practice management)
                         Chairman of the Audit
                               Committee

Jonathan P. Mason       Trustee, since 2007 for   Chief Financial Officer, Cabot 42;
(1958)                   Natixis Funds Trust I,   Corp. (specialty chemicals);   None
                       Natixis Funds Trust II and formerly, Vice President and
                        Natixis Funds Trust III   Treasurer, International Paper
                         Audit Committee Member   Company; formerly, Chief
                                                  Financial Officer, Carter Holt
                                                  Harvey (forest products)

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                    Number of Portfolios in
                          Trusts, Length of Time       Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth  Served and Term of Office*      During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------      ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

Sandra O. Moose          Chairperson of the Board   President, Strategic Advisory   42;
(1942)                       of Trustees since      Services (management            Director, Verizon
                               November 2005        consulting); formerly, Senior   Communications; Director,
                        Trustee, since 1982 Natixis Vice President and Director,    Rohm and Haas Company
                         Funds Trust I (including   The Boston Consulting Group,    (specialty chemicals);
                         predecessors); since 1993  Inc. (management consulting)    Director, AES Corporation
                        for Natixis Funds Trust II;                                 (international power
                          since 1995 for Natixis                                    company)
                              Funds Trust III
                         Ex officio member of the
                            Audit Committee and
                            Contract Review and
                           Governance Committee

Cynthia L. Walker         Trustee, since 2005 for   Deputy Dean for Finance &       42;
(1956)                    Natixis Funds Trust I,    Administration, Yale            None
                        Natixis Funds Trust II and  University School of Medicine;
                          Natixis Funds Trust III   formerly, Executive Dean for
                          Audit Committee Member    Administration, Harvard
                                                    Medical School and formerly,
                                                    Dean for Finance & CFO,
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/2/     Trustee, since 2003 for   President, Chairman, Director   42;
(1947)                    Natixis Funds Trust I,    and Chief Executive Officer,    None
555 California Street   Natixis Funds Trust II and  Loomis, Sayles & Company,
San Francisco, CA 94104   Natixis Funds Trust III   L.P.

John T. Hailer/3/         Trustee, since 2000 for   President and Chief Executive   42;
(1960)                    Natixis Funds Trust I,    Officer, Natixis Asset          None
                        Natixis Funds Trust II and  Management Advisors, L.P.,
                          Natixis Funds Trust III   Natixis Distributors, L.P. and
                            President and Chief     Natixis Global Associates,
                           Executive Officer of     Inc.; President and Chief
                          Natixis Funds Trust I,    Executive Officer, Natixis
                        Natixis Funds Trust II and  Global Asset Management,
                          Natixis Funds Trust III   L.P.-U.S. and Asia

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

                        TRUSTEE AND OFFICER INFORMATION


***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust (the "Funds' Trusts").

/1/  Mr. Richard Darman served as a Trustee until his death on January 25, 2008.

/2/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/3/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer of Natixis Distribution Corporation, Natixis Global Asset Management, L.P., Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the
                         Trusts, Length of Time
Name and Year of Birth Served and Term of Office*          Principal Occupation(s) During Past 5 Years**
---------------------- --------------------------          ---------------------------------------------

OFFICERS OF THE TRUSTS

 Coleen Downs Dinneen  Secretary, Clerk and Chief Senior Vice President, General Counsel, Secretary and Clerk
 (1960)                   Legal Officer, since    (formerly, Deputy General Counsel, Assistant Secretary and
                             September 2004       Assistant Clerk), Natixis Distribution Corporation, Natixis
                                                  Distributors, L.P. and Natixis Asset Management Advisors, L.P.

 Russell L. Kane       Chief Compliance Officer,  Chief Compliance Officer for Mutual Funds, Senior Vice
 (1969)                since May 2006, Assistant  President, Deputy General Counsel, Assistant Secretary and
                       Secretary, since June 2004 Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset
                             and Anti-Money       Management Advisors, L.P.; Vice President, Associate General
                        Laundering Officer since  Counsel, Assistant Secretary and Assistant Clerk, Natixis
                               April 2007         Distribution Corporation; formerly, Senior Counsel, Columbia
                                                  Management Group.

 Michael C. Kardok        Treasurer, Principal    Senior Vice President, Natixis Asset Management Advisors,
 (1959)                 Financial and Accounting  L.P. and Natixis Distributors, L.P.; formerly, Senior Director,
                         Officer, since October   PFPC Inc.
                                  2004

 Robert Krantz         Executive Vice President,  Executive Vice President, Natixis Distributors, L.P. and
 (1964)                   since September 2007    Natixis Asset Management Advisors, L.P.

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

 LOGO

ANNUAL REPORT


                                                              December 31, 2007


      Natixis Income Diversified Portfolio
            Active Dividend Equity Discipline
            AEW Diversified REIT Discipline
            Loomis Sayles Inflation Protected Securities Discipline Loomis Sayles Multi-Sector Bond Discipline

      Natixis Moderate Diversified Portfolio
            Active International Discipline
            Dreman Mid Cap Value Discipline
            Harris Associates Large Cap Value Discipline
            Loomis Sayles Core Fixed Income Discipline
            Loomis Sayles Large Cap Growth Discipline
                                    [GRAPHIC]



TABLE OF CONTENTS

Management Discussion and
Performance.............................................................. page 1

Portfolio of Investments..................................................page 9

Financial Statements.................................................... page 22

                     NATIXIS INCOME DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE


Objective:
Seeks current income with a secondary objective of capital appreciation

--------------------------------------------------------------------------------
Strategy:
Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

--------------------------------------------------------------------------------
Inception Date:
November 17, 2005

--------------------------------------------------------------------------------
Subadvisors:
AEW Management and Advisors, L.P.
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A IIDPX
                                 Class C CIDPX

--------------------------------------------------------------------------------
What You Should Know:
Value stocks can fall out of favor and underperform growth stocks during certain market conditions. The fixed-income discipline may invest in U.S. government and high-yield securities. The U.S. government guarantees the timely payment of principal and interest on some of these securities; however, the value of fund shares is not guaranteed and will fluctuate. Lower-rated securities are considered riskier than investment-grade securities because there is a greater risk of default. Mutual funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. A portion of the fund invests in real estate investment trusts (REITs). While the fund offers the diversification benefits of real estate investments, it is also subject to the risks unique to that market, including fluctuating property values and interest rates, along with changing tax laws.

Management Discussion
--------------------------------------------------------------------------------


During the fiscal year, fixed-income investments and interest-sensitive stocks were affected by the volatility in the financial markets that resulted from problems in the subprime mortgage crises and concerns about a slowdown in global economic growth. These problems had an influence on all of the segments in the fund.

The fund's four segments are: Active Dividend Equity Discipline, an indexed portfolio of dividend-paying common stocks based on the Dow Jones Select Dividend Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors; AEW Diversified REIT Discipline, composed of Real Estate Investment Trusts (REITs), managed by AEW Management and Advisors, a specialist in this income-producing equity field; Loomis Sayles Inflation Protected Securities Discipline, a portfolio of Treasury Inflation-Protected Securities (TIPS), managed by Loomis Sayles and Loomis Sayles Multi-Sector Bond Discipline, a diversified portfolio of domestic and foreign bonds also managed by Loomis Sayles.

For the 12-months ended December 31, 2007, the combined return on the fund's four segments was -2.80% based on the net asset value of Class A shares, including $0.45 in dividends and $0.14 in capital gains reinvested during the period. For the same period, the fund's primary benchmark, the Lehman Aggregate Bond Index, returned 6.97% and the return on its secondary benchmark was -0.84%. The fund's secondary benchmark is an unmanaged blended index composed of the following weights: 40% Lehman Aggregate Bond Index; 25% Morgan Stanley Capital International U.S. REIT Index; 20% Dow Jones Select Dividend Index; and 15% Lehman U.S. TIPS Index. The fund's Morningstar peer group, the Conservative Allocation category, had an average return of 4.53% for the period.

ACTIVE DIVIDEND EQUITY SEGMENT CHANGED WITH ITS BENCHMARK
This segment fully replicates its benchmark, the Dow Jones Select Divided Index, holding substantially all of the securities within the index in the same proportions. The benchmark is composed of equity securities that have paid a relatively high dividend yield consistently over time. It includes 100 of the highest dividend yielding securities (other than REITs) in the Dow Jones Total Market Index--a broad-based index that represents the total market for U.S. equity securities. Because the segment mirrors its benchmark, it was heavily weighted in financial stocks and utilities which had a difficult year. While the benchmark was moderately positive in the first half of the year, it did poorly in the second half of 2007, finishing the period with a decline of 5.16%. Because the segment substantially replicates the Dow Jones Select Dividend Index, it holds all of the stocks that are in the index and sells all of the stocks that are eliminated from the index. The segment generally makes changes on the same day they are implemented by the index, except in cases where the changes are related to corporate actions. In such instances, there may be a delay between the time the index reflects these changes and the time the portfolio is able to implement them, depending upon the settlement of the new stock or cash distributed. There were a number of index changes throughout 2007. Altria spun off Kraft Foods, which was not added to the index, so it was sold from the segment. Kinder Morgan went private and was removed from the segment. Duquesne Light Holdings was acquired and was removed from the segment. Wilmington Trust and Trustmark replaced Kinder Morgan and Duquesne, respectively. Compass Bancshares was removed from the index because of an acquisition by Banco Bilbao Vizcaya, and PFF Bancorp took its place in the index. Lyondell Chemical, which was acquired by Basell, was removed and replaced by D.R. Horton. When Dow Jones reconstituted the index in December, it removed 10 stocks and added 10 new ones.

AEW'S SEGMENT WEATHERED A TOUGH INVESTMENT ENVIRONMENT
Several factors, including the general outlook for slowing economic growth and the impact of the subprime mortgage crisis and resulting turmoil in the credit markets had a negative effect

                     NATIXIS INCOME DIVERSIFIED PORTFOLIO

Management Discussion
--------------------------------------------------------------------------------

on REITs during the year. Within the segment, detractors from performance included Developers Diversified Realty, a shopping center REIT, and Liberty Property Trust, an industrial REIT. Based on their solid value, these companies remain overweighted in the segment. An underweight in the healthcare sector, an area that substantially outperformed the REIT market, also detracted from the segment's return. On a more positive note, Hilton Hotels Corp. and apartment company Archstone-Smith Trust aided results, as both companies announced that they were being acquired at significant premiums to their respective share prices. The health of the U.S. economy, the pace of job growth and conditions in the credit markets are expected to affect U.S. REITs over the next several months. In this environment, the segment will continue to emphasize limiting downside risk by identifying securities with good relative value and the potential for price appreciation.

DURATION AND MATURITY OF LOOMIS SAYLES INFLATION PROTECTED SECURITIES DISCIPLINE AFFECTED RETURNS
Mixed economic data and difficulties in the subprime mortgage market led to a volatile investment environment for TIPS. During a period when yields on TIPS fluctuated in a broad range, the segment's relatively long average duration, or price sensitivity to interest-rate changes, was positive. On the other hand, the segment's bar-belled maturity structure, or emphasis on bonds with short and long maturities, detracted from results. While the Loomis economic team expects a pullback in economic growth, it believes that the actions of central banks around the globe will be successful in alleviating the stress on the financial system caused by the subprime mortgage debacle. The team believes that the economy has pockets of strength in nonresidential construction, capital spending and net exports because of relatively strong overseas economies and the weaker U.S. dollar. In this environment, bond yields may test their lows as economic data continue to be weak. However, Loomis expects yields to rise and the economy to gain some momentum later in 2008.

LOOMIS SAYLES MULTI-SECTOR BOND DISCIPLINE BENEFITED FROM OVERSEAS SECURITIES Allocations to high-quality fixed-income securities denominated in the Canadian dollar were positive for the segment, as the Canadian dollar appreciated dramatically against the U.S. dollar on the heels of solid economic growth, higher commodity prices and broad U.S. dollar depreciation. Investments denominated in the Brazilian real were also helpful, carrying high yields and gaining strength from a strong local economy. Investment-grade bonds in the financial and utility sectors were notable performers. The segment benefited from being underweight compared to the benchmark in the financial sector, which was impacted by the subprime mortgage fallout. Among utility bonds, longer duration and prudent security selection helped performance. The segment's relatively long duration (its price sensitivity to interest-rate changes) boosted performance, as a "flight to quality" pushed down rates across the U.S. yield curve, resulting in solid absolute performance for U.S. Treasury bonds.

However, compared to its benchmark, the segment was underweight in Treasuries, which detracted from its return. Moreover, U.S. corporate bonds sensitive to a slowing economy were laggards. Homebuilders in particular dampened returns for investment-grade bonds. Selected paper, transportation, and retail industry issues also did poorly. Performance was held back primarily by the segment's exposure to speculative grade U.S. corporate bonds. High-yield bonds in the industrial sector were notably weak because of the softening U.S. economy and investors' aversion to risk. Securities issued by consumer companies, such as retailers and auto manufacturers, also suffered. Financial sector, high-yield bonds did poorly because of their exposure to the subprime mortgage market. Equity market volatility, declining yields and individual credit weakness hurt the segment's convertible bonds.

                     NATIXIS INCOME DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A shares/5/


                               [CHART]

   November 17, 2005 (Inception) through December 31, 2007

                                                      Lehman
             Net Asset  Maximum Sales    Blended     Aggregate
Month End    Value/1/    Charge/2/       Index      Bond Index
---------    --------    ---------      --------   -------------
11/17/2005    $10,000     $ 9,550        $10,000     $10,000
11/30/2005     10,072       9,619         10,000      10,000
12/31/2005     10,115       9,660         10,047      10,095
 1/31/2006     10,355       9,889         10,277      10,096
 2/28/2006     10,454       9,984         10,364      10,129
 3/31/2006     10,540      10,066         10,416      10,030
 4/30/2006     10,484      10,013         10,362      10,012
 5/31/2006     10,376       9,909         10,264      10,001
 6/30/2006     10,508      10,035         10,428      10,022
 7/31/2006     10,710      10,228         10,668      10,157
 8/31/2006     10,934      10,442         10,889      10,313
 9/30/2006     11,078      10,580         11,012      10,403
10/31/2006     11,357      10,846         11,285      10,472
11/30/2006     11,621      11,098         11,534      10,594
12/31/2006     11,553      11,033         11,466      10,532
 1/31/2007     11,833      11,300         11,739      10,528
 2/28/2007     11,878      11,343         11,774      10,691
 3/31/2007     11,790      11,259         11,739      10,691
 4/30/2007     11,904      11,369         11,846      10,749
 5/31/2007     11,909      11,373         11,834      10,667
 6/30/2007     11,467      10,951         11,463      10,636
 7/31/2007     11,088      10,589         11,179      10,724
 8/31/2007     11,394      10,881         11,484      10,856
 9/30/2007     11,644      11,120         11,684      10,938
10/31/2007     11,772      11,243         11,781      11,036
11/30/2007     11,451      10,936         11,584      11,235
12/31/2007     11,230      10,725         11,370      11,266



Average Annual Total Returns -- December 31, 2007


                                                        SINCE
                                              1 YEAR  INCEPTION
Class A (Inception 11/17/05)
Net Asset Value/1/                            -2.80%    5.62%
With Maximum Sales Charge/2/                  -7.21     3.36

Class C (Inception 11/17/05)
Net Asset Value/1/                            -3.52     4.84
With CDSC/3/                                  -4.44     4.84
-----------------------------------------------------------------

                                                        SINCE
COMPARATIVE PERFORMANCE                       1 YEAR INCEPTION/4/
Lehman Aggregate Bond Index                    6.97%    5.89%
Blended Index                                 -0.84     6.35
Morningstar Conservative Allocation Fund Avg.  4.53     6.41

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS




                                 % of Net Assets as of
FUND COMPOSITION                 12/31/07   12/31/06
------------------------------------------------------
Common Stocks                      40.3       45.2
------------------------------------------------------
Investment Companies                 --        0.2
------------------------------------------------------
Preferred Stocks                    0.4        0.1
------------------------------------------------------
Bonds and Notes                    58.6       46.1
------------------------------------------------------
Short-Term Investments and Other    0.7        8.4
------------------------------------------------------

                                 % of Net Assets as of
LARGEST HOLDINGS                 12/31/07   12/31/06
------------------------------------------------------
Equities
------------------------------------------------------
Simon Property Group, Inc.          1.9        2.1
------------------------------------------------------
Boston Properties, Inc.             1.3        1.5
------------------------------------------------------
Equity Residential                  1.1        1.2
------------------------------------------------------
Vornado Realty Trust                1.0        1.0
------------------------------------------------------
Public Storage, Inc.                1.0        1.1
------------------------------------------------------
Fixed-Income
------------------------------------------------------
U.S. Treasury Bond,
 3.375%, 4/15/2032                  3.3        2.3
------------------------------------------------------
Canadian Government,
 5.250%, 6/01/2012                  1.9         --
------------------------------------------------------
U.S. Treasury Bond,
 2.375%, 1/15/2025                  1.4        0.9
------------------------------------------------------
U.S. Treasury Note,
 .875%, 4/15/2010                   1.2        1.0
------------------------------------------------------
U.S. Treasury Note,
 2.000%, 1/15/2014                  1.1        0.8
------------------------------------------------------

                                 % of Net Assets as of
FIVE LARGEST INDUSTRIES              12/31/07
------------------------------------------------------
Treasuries                             16.8
------------------------------------------------------
Commercial Banks                        6.4
------------------------------------------------------
REITs -- Office                         3.5
------------------------------------------------------
Sovereigns                              3.4
------------------------------------------------------
REITs -- Regional Malls                 3.3
------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
 FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.32%                 1.27%
-------------------------------------------------------
     C               2.07                  2.02
-------------------------------------------------------

NOTES TO CHARTS
See page 7 for a description of the indexes.
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Class C share performance assumes a 1.00% contingent deferred sales charge
   ("CDSC") applied when you sell shares within one year of purchase.
/4/The since-inception comparative performance figures shown for Class A and C shares were calculated from 12/1/05.
/5/Fund performance has been increased by expense reductions and reimbursements, without which performance would have been lower.
/6/Before reductions if any, and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/08.

                    NATIXIS MODERATE DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE


Objective:
Seeks long-term capital appreciation, with income as a secondary objective

--------------------------------------------------------------------------------
Strategy:
Combines equity and fixed-income investments through a diversified portfolio of complementary investment disciplines from specialized money managers. Equity disciplines feature U.S. growth and value as well as international investments. The fixed-income discipline focuses on U.S. investment-grade, fixed-income securities

--------------------------------------------------------------------------------
Inception Date:
July 15, 2004

--------------------------------------------------------------------------------
Subadvisors:
Dreman Value Management, LLC
Harris Associates, L.P.
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A AMDPX
                                 Class C CMDPX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks focus on future expectations of a security. The fund may be exposed to greater volatility if the expectations are not met. Value stocks can fall out of favor and underperform growth stocks during certain market conditions. Foreign investments involve unique risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Lower-rated securities are considered riskier than investment-grade securities because there is a greater risk of default.

Management Discussion
--------------------------------------------------------------------------------


While stock prices were volatile, they finished 2007 on the upside. Large-cap stocks outperformed small- and mid-caps, and growth stocks outpaced value. In the fixed-income markets, concerns about a credit crunch led to a shift in investor sentiment regarding risk, triggering a flight to quality. As a result, Treasury securities outperformed other fixed-income assets.

Natixis Moderate Diversified Portfolio combines five different investment strategies, each focusing on a different asset class and managed by one of four firms. This multi-advisor approach provides shareholders with exposure to fixed-income, U.S. equity and international securities. Active International Discipline invests in stocks believed to be a representative sampling of the Standard & Poor's ADR Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors. Dreman Mid Cap Value Discipline favors mid-size companies that it believes are undervalued, but which appear to have good prospects for capital appreciation. Harris Associates Large Cap Value Discipline focuses on large- and mid-cap companies that it believes are trading at substantial discounts to their "true business value." Loomis Sayles manages two segments. Loomis Sayles Core Fixed Income Discipline invests primarily in U.S. investment-grade, fixed-income securities, including government, corporate, mortgage- and asset-backed securities. Loomis Sayles Large Cap Growth Discipline emphasizes common stocks, convertible and other equity securities of larger companies.

For the year ended December 31, 2007, Class A shares of Natixis Moderate Diversified Portfolio returned 8.53% at net asset value, with $0.20 in dividends and $1.09 in capital gains reinvested during the period. The portfolio outperformed the 5.49% return of its equity benchmark, the S&P 500 Index, and the 6.97% return of its fixed-income benchmark, the Lehman Aggregate Bond Index. The fund also outperformed the 5.99% average return on the funds in Morningstar's Moderate Allocation category.

ACTIVE INTERNATIONAL DISCIPLINE INVESTED IN A WIDE RANGE OF STOCKS
Active Investment Advisors (AIA) assumed responsibility for this segment at the beginning of August, 2007. (The international portion of this portfolio was previously subadvised by Hansberger Global Investors.) The segment uses a sampling approach based on the S&P ADR Index, a U.S.-dollar-denominated version of the broad-based S&P Global 1200, which represents 70% of the world's total market capitalization. The S&P ADR Index includes stocks of foreign companies that offer ADRs (American Depositary Receipts) -- certificates that provide U.S. investors with a convenient way to invest in non-U.S. securities. The Active International Discipline emphasizes the largest stocks in all representative sectors of the S&P ADR Index in roughly the same sector weights. As a result, the segment remains relatively compact, in terms of numbers of stocks, while representing the majority of market capitalization of the benchmark index. During the period, the stocks of the largest companies in the index outperformed smaller company stocks, so the segment outperformed its benchmark.

DREMAN EMPHASIZED FINANCIALLY SOUND, OUT-OF-FAVOR COMPANIES
Major contributors to this segment were the stocks Dreman Value Management selected in energy, financials, industrials and information technology. Only a relatively small position in the utilities sector held back results. The top-performing stocks included Hess Corporation, an integrated oil company which was sold on the strength of its gains early in 2008; Lyondell Chemical, a chemical company that was acquired for a premium; and General Cable, a manufacturer of wire used to transmit electricity, which benefited from strong product demand.

CIT Group, a financial services company, was one of the segment's poorest performers, but it remains in the segment because Dreman believes the stock is undervalued. Idearc, a provider of telephone directories, also proved disappointing when its earnings slowed. However, the stock has an attractively high dividend yield and Dreman feels it has the potential for price

                    NATIXIS MODERATE DIVERSIFIED PORTFOLIO

Management Discussion
--------------------------------------------------------------------------------

appreciation over the longer term, so it remains in the segment. Gannett also proved disappointing as business prospects for its newspapers slumped and the stock was sold shortly after the end of the year.

Faced with so much economic uncertainty in 2008, the segment had relatively large positions in the healthcare, consumer staples and energy sectors, and a relatively small position in the financial services and consumer discretionary areas.

HARRIS ASSOCIATES' BOTTOM-UP SELECTION PROCESS DROVE RESULTS
This segment focused on higher-quality businesses that sold at little or no premium to their lower-quality counterparts. Lack of exposure to the energy sector detracted meaningfully from the segment's return. Performance was also hurt by its emphasis on the consumer discretionary sector, although some individual consumer discretionary holdings were positive. These included restaurant chain McDonald's; athletic apparel manufacturer NIKE; retailer Best Buy; media companies Liberty Media and Viacom; and cable television company Comcast. Investments in telecommunications companies were generally negative, and all the segment's holdings in this sector had been eliminated by the end of 2007.

Individual stock performance and a slight underweight in the poorly performing financials sector were positive for the segment, as were its technology holdings. The segment's top stocks included Intel, Union Pacific and McDonald's. Intel consistently reported better-than-expected earnings. Going forward, Intel may benefit from the growing demand for processor power and the trend toward mobile computing. Union Pacific generated impressive earnings, as did McDonald's which continued to successfully execute its strategy for operational improvements. Washington Mutual, Capital One and Home Depot were the segment's most disappointing stocks. The deterioration in the housing market, coupled with significant loan write-offs, eroded Washington Mutual's earnings power. Capital One declined on expectations of increased write-offs due to pessimism about the economy and the effects of the weak housing market. Home Depot declined on lower earnings, as the company continued to face a tough economic environment.

LOOMIS SAYLES' CORE FIXED-INCOME DISCIPLINE FACED TROUBLED CREDIT MARKETS Problems in the subprime mortgage market in 2007 led to concerns about the potential for a credit crunch. Investors abandoned higher risk/reward investments and sought the relative safety of the Treasury market. As a result, U.S. Treasuries produced very strong performance, and the segment's underweight in the sector held the segment back. Investments in industries that had the most exposure to the subprime lending problem were also negative for return. These included finance companies, brokers and bonds securitized by home equity loans. The segment sold positions in Countrywide Financial because of the magnitude of its involvement in the subprime sector, but maintained positions in financial services company CIT Group and brokerage company Bear Stearns, as their longer-term prospects appeared positive.

This segment reduced its holdings in investment-grade corporate bonds and increased its position in securities backed by home and commercial mortgages in anticipation of a slowing economy. However, even its high-grade mortgage securities were impacted by the subprime crisis. The segment benefited from several shifts in duration during the year, as Loomis lengthened or shortened maturities to reflect changing market conditions. (Duration measures a bond's price sensitivity to interest-rate changes; a long duration works best when interest rates are falling, and a shorter duration may help when rates rise.) Performance was also enhanced by the segment's small position in banks, which lagged, and relatively large positions in more stable industries outside the financial sector, like communications and capital goods.

Loomis expects the credit markets to continue to be volatile in 2008, but they believe the Federal Reserve Board will help facilitate a return to relative stability by easing interest rates.

LOOMIS SAYLES' LARGE CAP DISCIPLINE SOUGHT COMPANIES WITH MARKET LEADERSHIP Stock selection in the materials and processing sector contributed to performance as certain stocks benefited from increased global demand for food, ethanol, aerospace products and chemicals. These included Monsanto, the world's largest seed company; Precision Castparts, an aerospace parts supplier; and Mosaic, a fertilizer company. Technology investments were also positive. Apple enjoyed strong sales, First Solar benefited from increased interest in alternative energy, and MEMC Electronic Materials, a manufacturer of silicon wafers, reported profits that exceeded expectations. Good selection of financial services stocks also added to return. MasterCard was aided by international growth; IntercontinentalExchange rose on expectations that it would establish a London-based securities clearing house; and CME Group, the largest U.S. futures market, went up on the strength of its stock buy-back program. The segment's utilities investments proved disappointing. The worst performer was NII Holdings, a wireless telephone services provider with operations in Latin America. The company's stock declined on concerns about the potential for a slowdown in subscriber growth in Mexico and Brazil. Retailer Kohl's fell on poor sales numbers, and Network Appliance lost value because of a disappointing growth forecast. All three poor performers were sold.

                    NATIXIS MODERATE DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/5/


                                    [CHART]

        July 15, 2004 (Inception) through December 31, 2007

              Net Asset  Maximum Sales   Lehman Aggregate     S&P 500
Month End     Value/1/     Charge/2/         Bond Index        Index
----------    ---------  -------------       --------        ----------
 7/15/2004     $10,000     $ 9,425           $10,000          $10,000
 7/31/2004       9,850       9,284            10,000           10,000
 8/31/2004       9,870       9,302            10,191           10,040
 9/30/2004       9,990       9,416            10,218           10,149
10/31/2004      10,150       9,566            10,304           10,304
11/30/2004      10,430       9,830            10,222           10,721
12/31/2004      10,721      10,105            10,316           11,086
 1/31/2005      10,511       9,907            10,381           10,816
 2/28/2005      10,531       9,925            10,319           11,043
 3/31/2005      10,392       9,794            10,266           10,848
 4/30/2005      10,241       9,652            10,405           10,642
 5/31/2005      10,502       9,899            10,518           10,981
 6/30/2005      10,585       9,977            10,575           10,996
 7/31/2005      10,797      10,176            10,479           11,405
 8/31/2005      10,757      10,139            10,613           11,301
 9/30/2005      10,820      10,197            10,504           11,393
10/31/2005      10,689      10,074            10,421           11,203
11/30/2005      11,022      10,388            10,467           11,626
12/31/2005      11,099      10,461            10,567           11,630
 1/31/2006      11,332      10,681            10,567           11,938
 2/28/2006      11,322      10,671            10,602           11,971
 3/31/2006      11,424      10,767            10,498           12,120
 4/30/2006      11,445      10,787            10,479           12,283
 5/31/2006      11,068      10,432            10,468           11,929
 6/30/2006      11,056      10,420            10,490           11,945
 7/31/2006      11,046      10,411            10,632           12,019
 8/31/2006      11,241      10,595            10,795           12,305
 9/30/2006      11,494      10,833            10,890           12,622
10/31/2006      11,753      11,077            10,962           13,033
11/30/2006      11,949      11,262            11,089           13,281
12/31/2006      12,029      11,338            11,024           13,467
 1/31/2007      12,252      11,547            11,020           13,671
 2/28/2007      12,151      11,453            11,190           13,404
 3/31/2007      12,222      11,519            11,190           13,554
 4/30/2007      12,579      11,855            11,251           14,154
 5/31/2007      12,891      12,149            11,165           14,648
 6/30/2007      12,794      12,058            11,132           14,405
 7/31/2007      12,569      11,846            11,225           13,958
 8/31/2007      12,637      11,910            11,363           14,167
 9/30/2007      13,036      12,286            11,449           14,697
10/31/2007      13,419      12,648            11,552           14,931
11/30/2007      13,058      12,307            11,759           14,307
12/31/2007      13,054      12,304            11,792           14,207


Average Annual Total Returns -- December 31, 2007


                                                    SINCE
                                          1 YEAR  INCEPTION
Class A (Inception 7/15/04)
Net Asset Value/1/                         8.53%     8.00%
With Maximum Sales Charge/2/               2.29      6.17

Class C (Inception 7/15/04)
Net Asset Value/1/                         7.84      7.22
With CDSC/3/                               6.87      7.22
-------------------------------------------------------------

                                                    SINCE
COMPARATIVE PERFORMANCE                   1 YEAR INCEPTION/4/
S&P 500 Index                              5.49%    10.83%
Lehman Aggregate Bond Index                6.97      4.94
Morningstar Moderate Allocation Fund Avg.  5.99      9.16

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS




                               % of Net Assets as of
FUND COMPOSITION               12/31/07   12/31/06
----------------------------------------------------
Common Stocks                    63.0       68.1
----------------------------------------------------
Bonds and Notes                  30.4       27.9
----------------------------------------------------
Short-Term Investments
 and Other                        6.6        4.0
----------------------------------------------------

                               % of Net Assets as of
LARGEST HOLDINGS               12/31/07   12/31/06
----------------------------------------------------
Equities
----------------------------------------------------
Intel Corp.                       2.1        1.1
----------------------------------------------------
Hewlett-Packard Co.               1.4        0.9
----------------------------------------------------
McDonald's Corp.                  1.4        1.2
----------------------------------------------------
Apple, Inc.                       1.3        0.7
----------------------------------------------------
Google, Inc., Class A             1.2        0.9
----------------------------------------------------
Fixed-Income
----------------------------------------------------
FNMA, 5.000%, 8/01/2035           1.4        1.9
----------------------------------------------------
FHLMC, 4.500%, 6/01/2035          1.3        1.1
----------------------------------------------------
FNMA, 5.000%, 7/01/2035           1.2        1.0
----------------------------------------------------
FNMA, 4.000%, 2/01/2020           1.1        1.4
----------------------------------------------------
FNMA, 5.500%, 12/01/2035          1.0        0.8
----------------------------------------------------

                               % of Net Assets as of
FIVE LARGEST INDUSTRIES            12/31/07
----------------------------------------------------
Mortgage Related                     18.5
----------------------------------------------------
Diversified Financial Services        4.8
----------------------------------------------------
Capital Markets                       4.6
----------------------------------------------------
Computers & Peripherals               4.4
----------------------------------------------------
Semiconductors & Semiconductor
 Equipment                            3.6
----------------------------------------------------

 Portfolio holdings and asset allocations will vary.

 FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.26%                 1.26%
-------------------------------------------------------
     C               2.01                  2.01
-------------------------------------------------------

NOTES TO CHARTS
See page 7 for a description of the indexes.
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 5.75%.
/3/Class C share performance assumes a 1.00% contingent deferred sales charge
   ("CDSC") applied when you sell shares within one year of purchase.
/4/The since-inception comparative performance figures shown for Class A and C shares were calculated from 8/1/04.
/5/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/08.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:

Blended Index is an unmanaged blended index comprised of the following weights:
40% Lehman Aggregate Bond Index, 25% Morgan Stanley Capital International U.S. REIT Index, 20% Dow Jones Select Dividend Index, and 15% Lehman U.S. TIPS Index. The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above.

Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

Morningstar Moderate Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

S&P 500 Index is an unmanaged index of U.S. common stocks.
PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 1-800-225-5478; on the funds' website at www.funds.natixis.com; and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exceptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2007 through December 31, 2007. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
NATIXIS INCOME DIVERSIFIED PORTFOLIO            7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $979.40                  $5.14
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.01                  $5.24
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $975.60                  $8.86
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.23                  $9.05
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.03% and 1.78% for Class A and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
NATIXIS MODERATE DIVERSIFIED PORTFOLIO          7/1/2007              12/31/2007         7/1/2007 - 12/31/2007
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,020.40                   $6.57
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.70                   $6.56
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,017.50                  $10.37
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,014.92                  $10.36
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio: 1.29% and 2.04% for Class A and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

       NATIXIS INCOME DIVERSIFIED PORTFOLIO -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares       Description                                   Value (+)
--------------------------------------------------------------------------
Common Stocks -- 40.3% of Net Assets
                Auto Components -- 0.1%
       6,394    Superior Industries International, Inc.(b) $       116,179
                                                           ---------------
                Automobiles -- 0.1%
       6,753    General Motors Corp.(b)                            168,082
                                                           ---------------
                Building Products -- 0.1%
       7,592    Masco Corp.(b)                                     164,063
                                                           ---------------
                Chemicals -- 1.0%
       7,346    Dow Chemical Co. (The)                             289,579
       5,175    Eastman Chemical Co.                               316,141
       5,446    PPG Industries, Inc.(b)                            382,473
       6,914    RPM International, Inc.(b)                         140,354
       4,754    Sensient Technologies Corp.(b)                     134,443
                                                           ---------------
                                                                 1,262,990
                                                           ---------------
                Commercial Banks -- 6.4%
       8,438    Associated Banc Corp.(b)                           228,585
       6,479    Bank of Hawaii Corp.(b)                            331,336
      10,425    BB&T Corp.(b)                                      319,735
      15,382    Citizens Republic Bancorp, Inc.(b)                 223,193
      10,025    Colonial BancGroup, Inc.(b)                        135,738
      11,288    Comerica, Inc.(b)                                  491,367
      12,018    F N B Corp.(b)                                     176,665
      11,516    Fifth Third Bancorp(b)                             289,397
       7,122    First Bancorp                                       51,919
      16,762    First Horizon National Corp.(b)                    304,230
      10,763    FirstMerit Corp.(b)                                215,368
       9,822    Fulton Financial Corp.(b)                          110,203
      13,589    Huntington Bancshares, Inc.(b)                     200,574
      11,823    KeyCorp(b)                                         277,249
      18,376    National City Corp.(b)                             302,469
       8,135    Pacific Capital Bancorp(b)                         163,758
       7,135    PNC Financial Services Group, Inc.(b)              468,413
      11,594    Popular, Inc.(b)                                   122,896
      10,449    Provident Bankshares Corp.(b)                      223,504
      11,497    Regions Financial Corp.                            271,904
       7,950    South Financial Group, Inc.(b)                     124,258
       8,334    Suntrust Banks, Inc.(b)                            520,792
       6,194    Synovus Financial Corp.(b)                         149,152
       9,805    TCF Financial Corp.(b)                             175,804
       6,948    Trustmark Corp.(b)                                 176,201
       9,212    U.S. Bancorp                                       292,389
       9,226    Umpqua Holdings Corp.(b)                           141,527
       7,718    UnionBanCal Corp.(b)                               377,487
       8,234    Valley National Bancorp(b)                         156,940
      11,743    Wachovia Corp.(b)                                  446,586
       7,445    Wells Fargo & Co.                                  224,765
       7,162    Wilmington Trust Corp.(b)                          252,102
                                                           ---------------
                                                                 7,946,506
                                                           ---------------
                Commercial Services & Supplies -- 0.9%
       5,909    Avery Dennison Corp.                               314,004
       5,924    Deluxe Corp.(b)                                    194,840
       6,783    Pitney Bowes, Inc.(b)                              258,025
       5,125    R. R. Donnelley & Sons Co.                         193,418
       5,043    Waste Management, Inc.                             164,755
                                                           ---------------
                                                                 1,125,042
                                                           ---------------
                Containers & Packaging -- 0.2%
       5,387    Sonoco Products Co.                                176,047
                                                           ---------------

   Shares    Description                                       Value (+)
---------------------------------------------------------------------------
             Distributors -- 0.2%
       5,595 Genuine Parts Co.                              $       259,049
                                                            ---------------
             Diversified Financial Services -- 0.9%
      11,230 Bank of America Corp.                                  463,350
      12,945 Citigroup, Inc.                                        381,101
       6,303 JPMorgan Chase & Co.                                   275,126
                                                            ---------------
                                                                  1,119,577
                                                            ---------------
             Diversified Telecommunication Services -- 0.2%
       6,360 AT&T, Inc.                                             264,322
                                                            ---------------
             Electric Utilities -- 1.3%
       6,376 DPL, Inc.(b)                                           189,048
       4,651 Entergy Corp.(b)                                       555,888
       4,925 FirstEnergy Corp.(b)                                   356,274
       8,807 Pinnacle West Capital Corp.(b)                         373,505
       5,089 Unisource Energy Corp.(b)                              160,558
                                                            ---------------
                                                                  1,635,273
                                                            ---------------
             Food Products -- 0.3%
       4,802 General Mills, Inc.                                    273,714
       5,034 Sara Lee Corp.                                          80,846
                                                            ---------------
                                                                    354,560
                                                            ---------------
             Gas Utilities -- 0.7%
       8,259 AGL Resources, Inc.                                    310,869
       7,732 Nicor, Inc.(b)                                         327,450
       5,852 Oneok, Inc.                                            261,994
                                                            ---------------
                                                                    900,313
                                                            ---------------
             Hotel, Restaurants & Leisure -- 0.5%
      14,000 Starwood Hotels & Resorts Worldwide, Inc.(b)           616,420
                                                            ---------------
             Household Durables -- 0.3%
       8,137 D.R. Horton, Inc.(b)                                   107,164
         375 KB Home(b)                                               8,100
      11,920 La-Z-Boy, Inc.(b)                                       94,526
       9,694 Leggett & Platt, Inc.(b)                               169,063
                                                            ---------------
                                                                    378,853
                                                            ---------------
             Household Products -- 0.3%
       5,664 Kimberly-Clark Corp.                                   392,742
                                                            ---------------
             Insurance -- 1.5%
       8,419 Arthur J Gallagher & Co.(b)                            203,656
       6,574 Cincinnati Financial Corp.                             259,936
       6,026 Commerce Group, Inc.                                   216,815
       5,148 Lincoln National Corp.                                 299,717
       7,945 Old Republic International Corp.(b)                    122,432
       7,423 Unitrin, Inc.(b)                                       356,230
       8,860 Zenith National Insurance Corp.                        396,308
                                                            ---------------
                                                                  1,855,094
                                                            ---------------
             Leisure Equipment & Products -- 0.1%
       6,860 Mattel, Inc.(b)                                        130,614
                                                            ---------------
             Machinery -- 0.1%
       6,767 Briggs & Stratton Corp.                                153,340
                                                            ---------------
             Media -- 0.5%
       7,963 Gannett Co., Inc.(b)                                   310,557
       9,651 Lee Enterprises, Inc.(b)                               141,387
       9,945 New York Times Co., Class A(b)                         174,336
                                                            ---------------
                                                                    626,280
                                                            ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares    Description                                          Value (+)
------------------------------------------------------------------------------
             Multi Utilities -- 1.3%
       5,951 Black Hills Corp.(b)                              $       262,439
       6,795 Centerpoint Energy, Inc.(b)                               116,398
       8,423 DTE Energy Co.                                            370,275
       8,290 Energy East Corp.(b)                                      225,571
       9,023 NiSource, Inc.                                            170,444
       7,431 PNM Resources, Inc.                                       159,395
       7,517 SCANA Corp.(b)                                            316,842
                                                               ---------------
                                                                     1,621,364
                                                               ---------------
             Oil, Gas & Consumable Fuels -- 0.4%
       4,626 Chevron Corp.                                             431,745
                                                               ---------------
             Paper & Forest Products -- 0.1%
       5,371 Meadwestvaco Corp.                                        168,112
                                                               ---------------
             Pharmaceuticals -- 0.8%
       7,230 Bristol-Myers Squibb Co.                                  191,740
       5,780 Eli Lilly & Co.                                           308,594
       4,627 Merck & Co., Inc.                                         268,875
       9,036 Pfizer, Inc.                                              205,388
                                                               ---------------
                                                                       974,597
                                                               ---------------
             REITs -- Apartments -- 3.0%
      13,400 Apartment Investment & Management Co., Class A(b)         465,382
      10,000 AvalonBay Communities, Inc.                               941,400
      14,500 Camden Property Trust(b)                                  698,175
      38,000 Equity Residential(b)                                   1,385,860
       2,700 Home Properties, Inc.(b)                                  121,095
       9,900 UDR, Inc.(b)                                              196,515
                                                               ---------------
                                                                     3,808,427
                                                               ---------------
             REITs -- Diversified -- 1.3%
      12,300 BioMed Realty Trust, Inc.                                 284,991
      14,500 Vornado Realty Trust                                    1,275,275
                                                               ---------------
                                                                     1,560,266
                                                               ---------------
             REITs -- Healthcare -- 1.1%
       4,500 HCP, Inc.(b)                                              156,510
       6,700 Healthcare Realty Trust, Inc.(b)                          170,113
      23,000 Nationwide Health Properties, Inc.(b)                     721,510
      22,500 Omega Healthcare Investors, Inc.(b)                       361,125
                                                               ---------------
                                                                     1,409,258
                                                               ---------------
             REITs -- Hotels -- 1.0%
      27,800 Ashford Hospitality Trust(b)                              199,882
       4,400 Hospitality Properties Trust                              141,768
      55,500 Host Hotels & Resorts, Inc.                               945,720
                                                               ---------------
                                                                     1,287,370
                                                               ---------------
             REITs -- Industrial -- 2.8%
      12,500 AMB Property Corp.(b)                                     719,500
      57,000 DCT Industrial Trust, Inc.(b)                             530,670
      13,500 First Potomac Realty Trust(b)                             233,415
      26,500 Liberty Property Trust                                    763,465
      15,000 ProLogis                                                  950,700
       4,700 PS Business Parks, Inc.(b)                                246,985
                                                               ---------------
                                                                     3,444,735
                                                               ---------------

   Shares    Description                                          Value (+)
---------------------------------------------------------------------------------
             REITs -- Office -- 3.0%
      17,000 Boston Properties, Inc.                           $     1,560,770
      22,000 Brandywine Realty Trust(b)                                394,460
      12,500 Corporate Office Properties Trust(b)                      393,750
       5,100 Digital Realty Trust, Inc.(b)                             195,687
      10,300 Dupont Fabros Technology, Inc.(b)                         201,880
       6,800 Highwoods Properties, Inc.(b)                             199,784
      39,000 HRPT Properties Trust(b)                                  301,470
       8,000 Kilroy Realty Corp.(b)                                    439,680
                                                               ---------------
                                                                     3,687,481
                                                               ---------------
             REITs -- Regional Malls -- 3.3%
      12,000 General Growth Properties, Inc.(b)                        494,160
      12,000 Macerich Co. (The)                                        852,720
      26,700 Simon Property Group, Inc.(b)                           2,319,162
      10,300 Taubman Centers, Inc.(b)                                  506,657
                                                               ---------------
                                                                     4,172,699
                                                               ---------------
             REITs -- Shopping Centers -- 2.5%
      11,000 Cedar Shopping Centers, Inc.(b)                           112,530
      23,100 Developers Diversified Realty Corp.                       884,499
       9,100 Federal Realty Investment Trust(b)                        747,565
      11,100 Kimco Realty Corp.(b)                                     404,040
       5,900 Kite Realty Group Trust(b)                                 90,093
      13,500 Regency Centers Corp.                                     870,615
                                                               ---------------
                                                                     3,109,342
                                                               ---------------
             REITs -- Storage -- 1.2%
      22,000 Extra Space Storage, Inc.(b)                              314,380
      16,200 Public Storage, Inc.                                    1,189,242
                                                               ---------------
                                                                     1,503,622
                                                               ---------------
             REITs -- Triple Net Lease -- 0.4%
      12,300 iStar Financial, Inc.(b)                                  320,415
       5,100 Realty Income Corp.(b)                                    137,802
                                                               ---------------
                                                                       458,217
                                                               ---------------
             Real Estate Operating Companies -- 0.5%
      33,000 Brookfield Properties Corp.                               635,250
                                                               ---------------
             Thrifts & Mortgage Finance -- 1.0%
       8,178 Astoria Financial Corp.(b)                                190,302
       7,500 Federal Home Loan Mortgage Corp.(b)                       255,525
       8,801 First Niagara Financial Group, Inc.(b)                    105,964
      10,622 New York Community Bancorp, Inc.(b)                       186,735
       5,823 People's United Financial, Inc.(b)                        103,649
      12,168 PFF Bancorp, Inc.(b)                                      146,503
       7,434 Washington Federal, Inc.(b)                               156,932
       7,437 Washington Mutual, Inc.(b)                                101,217
                                                               ---------------
                                                                     1,246,827
                                                               ---------------
             Tobacco -- 0.7%
       7,185 Altria Group, Inc.                                        543,042
       6,652 Universal Corp.(b)                                        340,716
                                                               ---------------
                                                                       883,758
                                                               ---------------
             Trading Companies & Distributors -- 0.2%
       7,761 Watsco, Inc.(b)                                           285,294
                                                               ---------------
             Total Common Stocks (Identified Cost $61,545,798)      50,333,710
                                                               ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
 Amount (++)   Description                                            Value (+)
----------------------------------------------------------------------------------
Bonds and Notes -- 58.6%
               Aerospace & Defense -- 1.0%
$      115,000 Bombardier, Inc.,
               7.350%, 12/22/2026 (CAD)                            $       110,112
     1,020,000 Bombardier, Inc., 144A,
               7.450%, 5/01/2034                                         1,004,700
       200,000 Embraer Overseas Ltd.,
               6.375%, 1/24/2017                                           189,760
                                                                   ---------------
                                                                         1,304,572
                                                                   ---------------
               Airlines -- 0.8%
         2,101 Continental Airlines, Inc., Series 1999-1, Class C,
               6.954%, 8/02/2009                                             2,064
     1,055,000 United Air Lines, Inc., Series 2007-1, Class A,
               6.636%, 7/02/2022                                           996,975
                                                                   ---------------
                                                                           999,039
                                                                   ---------------
               Automotive -- 1.6%
       115,000 Cummings Engine, Inc.,
               7.125%, 3/01/2028                                           118,925
        30,000 Ford Motor Co.,
               6.375%, 2/01/2029                                            19,950
        15,000 Ford Motor Co.,
               6.500%, 8/01/2018(b)                                         11,044
     1,805,000 Ford Motor Co.,
               6.625%, 10/01/2028                                        1,200,325
       725,000 Ford Motor Co.,
               7.450%, 7/16/2031(b)                                        538,313
        25,000 General Motors Corp.,
               8.250%, 7/15/2023                                            19,875
        10,000 General Motors Corp.,
               8.375%, 7/15/2033(b)                                          8,050
        40,000 Goodyear Tire & Rubber Co.,
               7.000%, 3/15/2028                                            34,800
                                                                   ---------------
                                                                         1,951,282
                                                                   ---------------
               Banks -- 2.5%
       275,000 Bank of America Corp.,
               5.750%, 12/01/2017                                          275,631
   110,000,000 Barclays Financial LLC, 144A,
               4.060%, 9/16/2010 (KRW)                                     118,655
   300,000,000 Barclays Financial LLC, 144A,
               4.470%, 12/04/2011 (KRW)                                    326,393
   123,800,000 Barclays Financial LLC, 144A,
               4.910%, 3/23/2009 (KRW)(c)                                  136,371
       437,254 HSBC Bank USA, 144A,
               Zero Coupon, 11/28/2011(c)                                  305,422
       700,000 HSBC Bank PLC, 144A,
               Zero Coupon, 4/18/2012 (MYR)                                186,631
     4,405,000 HSBC Bank USA, 144A,
               Zero Coupon, 5/17/2012 (MYR)                              1,169,516
       585,000 Wells Fargo & Co.,
               5.625%, 12/11/2017                                          585,358
                                                                   ---------------
                                                                         3,103,977
                                                                   ---------------
               Brokerage -- 0.6%
        65,000 Goldman Sachs Group, Inc. (The),
               5.625%, 1/15/2017                                            63,478
 3,339,258,780 JPMorgan Chase & Co., 144A,
               Zero Coupon, 4/12/2012 (IDR)                                243,605
        65,000 JPMorgan Chase & Co.,
               5.150%, 10/01/2015                                           62,692

  Principal
 Amount (++)  Description                               Value (+)
-----------------------------------------------------------------------
              Brokerage -- continued
$      90,000 JPMorgan Chase & Co.,
              6.125%, 6/27/2017                      $        91,748
      160,000 Lehman Brothers Holdings, Inc.,
              5.750%, 1/03/2017                              153,703
      115,000 Merrill Lynch & Co., Inc.,
              6.400%, 8/28/2017                              116,835
                                                     ---------------
                                                             732,061
                                                     ---------------
              Building Materials -- 0.6%
      170,000 Masco Corp.,
              5.850%, 3/15/2017                              164,933
       85,000 Owens Corning, Inc.,
              6.500%, 12/01/2016                              77,838
      525,000 USG Corp.,
              6.300%, 11/15/2016                             474,281
                                                     ---------------
                                                             717,052
                                                     ---------------
              Chemicals -- 0.2%
       45,000 Borden, Inc.,
              7.875%, 2/15/2023                               33,750
       10,000 Borden, Inc.,
              8.375%, 4/15/2016                                8,100
       25,000 Borden, Inc.,
              9.200%, 3/15/2021                               20,000
      200,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                              164,000
       55,000 Methanex Corp., Senior Note,
              6.000%, 8/15/2015                               53,673
                                                     ---------------
                                                             279,523
                                                     ---------------
              Commercial MBS -- 0.3%
      425,000 Wachovia Bank NA,
              6.600%, 1/15/2038                              427,133
                                                     ---------------
              Construction Machinery -- 0.3%
      380,000 Joy Global, Inc.,
              6.625%, 11/15/2036                             401,010
                                                     ---------------
              Consumer Cyclical Service-- 0.3%
      435,000 Western Union Co.,
              6.200%, 11/17/2036(b)                          417,503
                                                     ---------------
              Consumer Products -- 0.0%
       20,000 Hasbro, Inc., Senior Debenture,
              6.600%, 7/15/2028                               20,315
                                                     ---------------
              Distribution & Wholesale -- 0.3%
      345,000 Owens & Minor, Inc.,
              6.350%, 4/15/2016                              352,074
                                                     ---------------
              Diversified Financial Services -- 0.5%
       90,000 Bear Stearns Cos., Inc.,
              5.550%, 1/22/2017(b)                            80,659
       35,000 Citigroup, Inc.,
              5.000%, 9/15/2014                               33,350
      145,000 Citigroup, Inc.,
              5.500%, 2/15/2017                              140,918
      325,000 Countrywide Financial Corp.,
              6.250%, 5/15/2016(b)                           187,060
      245,000 KAR Holdings, Inc., 144A,
              10.000%, 5/01/2015                             218,662
                                                     ---------------
                                                             660,649
                                                     ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
 Amount (++)  Description                                          Value (+)
-------------------------------------------------------------------------------
              Electric -- 0.2%
$      55,000 Dynegy Holdings, Inc.,
              7.125%, 5/15/2018(b)                              $        48,675
      100,000 Dynegy Holdings, Inc.,
              7.625%, 10/15/2026                                         85,000
       20,000 NGC Corp. Capital Trust I, Series B,
              8.316%, 6/01/2027                                          17,600
      135,000 TXU Corp., Series Q,
              6.500%, 11/15/2024                                         98,470
                                                                ---------------
                                                                        249,745
                                                                ---------------
              Entertainment -- 1.2%
      800,000 Time Warner, Inc.,
              6.500%, 11/15/2036                                        778,405
      425,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                         418,423
       35,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                          35,715
      315,000 Viacom, Inc., Senior Note,
              6.875%, 4/30/2036                                         315,859
                                                                ---------------
                                                                      1,548,402
                                                                ---------------
              Food -- 0.1%
       75,000 Kraft Foods, Inc.,
              6.500%, 11/01/2031                                         73,567
       30,000 Sara Lee Corp.,
              6.125%, 11/01/2032(b)                                      28,408
                                                                ---------------
                                                                        101,975
                                                                ---------------
              Government Guaranteed -- 1.3%
  100,000,000 Development Bank of Japan,
              1.750%, 6/21/2010 (JPY)                                   915,347
   22,000,000 Kreditanstalt fuer Wiederaufbau,
              1.850%, 9/20/2010 (JPY                                    202,103
    2,625,000 Kreditanstalt fuer Wiederaufbau, Series E, (MTN),
              8.500%, 7/16/2010 (ZAR)                                   365,260
   19,000,000 Oesterreichische Kontrollbank AG,
              1.800%, 3/22/2010 (JPY)                                   173,701
                                                                ---------------
                                                                      1,656,411
                                                                ---------------
              Government Sponsored -- 0.3%
   20,000,000 Federal National Mortgage Association,
              1.750%, 3/26/2008 (JPY)                                   179,361
      200,000 Federal National Mortgage Association,
              2.290%, 2/19/2009 (SGD)                                   138,293
                                                                ---------------
                                                                        317,654
                                                                ---------------
              Healthcare -- 1.9%
      655,000 Amgen, Inc., 144A,
              6.375%, 6/01/2037                                         664,136
       80,000 Baxter International, Inc.,
              6.250%, 12/01/2037                                         82,084
       10,000 Boston Scientific Corp.,
              6.400%, 6/15/2016                                           9,400
       55,000 Boston Scientific Corp.,
              7.000%, 11/15/2035                                         48,400
      265,000 HCA, Inc.,
              6.375%, 1/15/2015                                         223,925
      610,000 HCA, Inc.,
              6.500%, 2/15/2016(b)                                      515,450
       25,000 HCA, Inc.,
              7.050%, 12/01/2027                                         19,093

  Principal
 Amount (++)  Description                                     Value (+)
--------------------------------------------------------------------------
              Healthcare -- continued
$       5,000 HCA, Inc.,
              7.500%, 12/15/2023                           $         4,094
      460,000 HCA, Inc.,
              7.500%, 11/06/2033                                   359,950
      135,000 HCA, Inc.,
              7.580%, 9/15/2025                                    109,898
      310,000 HCA, Inc.,
              7.690%, 6/15/2025                                    256,649
       30,000 HCA, Inc.,
              7.750%, 7/15/2036                                     24,104
       20,000 HCA, Inc.,
              8.360%, 4/15/2024                                     17,585
                                                           ---------------
                                                                 2,334,768
                                                           ---------------
              Home Construction -- 1.1%
      175,000 Centex Corp.,
              5.250%, 6/15/2015(b)                                 148,192
       50,000 DR Horton, Inc., Senior Note,
              5.250%, 2/15/2015                                     39,716
       25,000 DR Horton, Inc.,
              5.625%, 9/15/2014                                     20,998
       30,000 DR Horton, Inc., Guaranteed Note,
              5.625%, 1/15/2016                                     24,883
      290,000 K. Hovnanian Enterprises, Inc., Senior Note,
              6.250%, 1/15/2016(b)                                 197,200
       10,000 K. Hovnanian Enterprises, Inc.,
              Guaranteed Note,
              6.375%, 12/15/2014(b)                                  7,000
      100,000 K. Hovnanian Enterprises, Inc.,
              Guaranteed Note,
              6.500%, 1/15/2014                                     70,000
       20,000 K. Hovnanian Enterprises, Inc.,
              7.500%, 5/15/2016(b)                                  14,000
      175,000 KB Home, Senior Note,
              5.875%, 1/15/2015                                    150,937
      125,000 KB Home, Guaranteed Note,
              6.250%, 6/15/2015(b)                                 108,750
      105,000 KB Home, Guaranteed Note,
              7.250%, 6/15/2018                                     95,025
      140,000 Lennar Corp., Series B, Guaranteed Note,
              5.600%, 5/31/2015                                    106,683
       10,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015                                      8,272
       80,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(b)                                  60,322
      470,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                    356,060
       25,000 Toll Brothers Financial Corp.,
              5.150%, 5/15/2015                                     22,687
                                                           ---------------
                                                                 1,430,725
                                                           ---------------
              Insurance -- 0.4%
       55,000 Fund American Cos., Inc.,
              5.875%, 5/15/2013                                     55,119
      465,000 White Mountains RE Group, 144A,
              6.375%, 3/20/2017                                    450,526
                                                           ---------------
                                                                   505,645
                                                           ---------------
              Lodging -- 0.0%
       35,000 Royal Caribbean Cruises Ltd.,
              7.500%, 10/15/2027                                    31,911
                                                           ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
 Amount (++)  Description                                                     Value (+)
------------------------------------------------------------------------------------------
              Media Cable -- 2.2%
$   1,370,000 Comcast Corp.,
              5.650%, 6/15/2035                                            $     1,254,020
       65,000 Comcast Corp.,
              6.450%, 3/15/2037                                                     66,182
       80,000 Comcast Corp.,
              6.500%, 11/15/2035                                                    81,635
      995,000 COX Communications, Inc., 144A,
              6.450%, 12/01/2036                                                   987,192
      100,000 CSC Holdings, Inc., Senior Note,
              7.625%, 7/15/2018                                                     91,875
      244,000 Time Warner Cable, Inc.,
              6.550%, 5/01/2037                                                    249,050
                                                                           ---------------
                                                                                 2,729,954
                                                                           ---------------
              Media Non-Cable -- 1.2%
      385,000 British Sky Broadcasting Finance PLC, 144A,
              6.500%, 10/15/2035                                                   372,383
       80,000 Intelsat Corp.,
              6.875%, 1/15/2028                                                     66,400
       83,454 Liberty Media LLC, Convertible,
              3.500%, 1/15/2031                                                     74,065
      225,000 News America, Inc.,
              6.150%, 3/01/2037                                                    217,348
      520,000 News America, Inc.,
              6.200%, 12/15/2034                                                   512,611
      125,000 News America, Inc.,
              6.400%, 12/15/2035                                                   126,456
      270,000 Tribune Co.,
              5.250%, 8/15/2015(b)                                                 158,047
                                                                           ---------------
                                                                                 1,527,310
                                                                           ---------------
              Mining -- 0.7%
      400,000 Barrick Gold Finance Co.,
              5.800%, 11/15/2034                                                   366,562
      310,000 Newmont Mining Corp.,
              5.875%, 4/01/2035                                                    272,538
      185,000 Vale Overseas, Ltd.,
              6.875%, 11/21/2036                                                   187,148
                                                                           ---------------
                                                                                   826,248
                                                                           ---------------
              Municipal -- 0.0%
       50,000 Michigan Tobacco Settlement Finance Authority, Taxable Turbo
              Series A,
              7.309%, 6/01/2034                                                     47,043
                                                                           ---------------
              Non Captive Consumer -- 1.8%
      555,000 American General Finance Corp.,
              6.900%, 12/15/2017                                                   555,555
       20,000 Capital One Bank,
              5.125%, 2/15/2014                                                     18,626
       65,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010                                                     58,564
      230,000 Ford Motor Credit Co.,
              8.000%, 12/15/2016                                                   195,365
       35,000 Residential Capital LLC,
              8.000%, 6/01/2012                                                     21,525
       15,000 Residential Capital LLC,
              8.375%, 6/30/2015                                                      9,075
  110,000,000 SLM Corp., (EMTN),
              1.530%, 9/15/2011 (JPY)                                              906,521

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              Non Captive Consumer -- continued
$      70,000 SLM Corp., Series A, (MTN),
              5.000%, 10/01/2013                               $        61,356
       90,000 SLM Corp., Series A, (MTN),
              5.000%, 4/15/2015(b)                                      76,754
       25,000 SLM Corp., Series A, (MTN),
              5.000%, 6/15/2018                                         19,992
       85,000 SLM Corp., (MTN),
              5.050%, 11/14/2014                                        73,469
       10,000 SLM Corp., Series A, (MTN),
              5.375%, 5/15/2014                                          8,891
       87,000 SLM Corp., (MTN),
              5.625%, 8/01/2033                                         67,245
      165,000 SLM Corp., Series A, (MTN),
              6.500%, 6/15/2010 (NZD)                                  114,480
                                                               ---------------
                                                                     2,187,418
                                                               ---------------
              Non Captive Diversified -- 2.2%
      515,000 CIT Group, Inc.,
              7.625%, 11/30/2012                                       522,007
      900,000 General Electric Capital Corp., Series G, (MTN),
              2.960%, 5/18/2012 (SGD)                                  612,302
      800,000 General Electric Capital Corp., Series G, (MTN),
              3.485%, 3/08/2012 (SGD                                   556,386
      405,000 GMAC LLC,
              6.000%, 12/15/2011                                       339,665
      190,000 GMAC LLC,
              6.625%, 5/15/2012                                        157,950
      225,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014                                       181,474
       70,000 GMAC LLC,
              8.000%, 11/01/2031(b)                                     58,721
       85,000 iStar Financial, Inc.,
              5.150%, 3/01/2012                                         73,459
       35,000 iStar Financial, Inc.,
              5.375%, 4/15/2010                                         32,402
      105,000 iStar Financial, Inc.,
              5.650%, 9/15/2011                                         93,830
       15,000 iStar Financial, Inc.,
              5.743%, 10/01/2012(b)(c)                                  13,275
       25,000 iStar Financial, Inc.,
              5.800%, 3/15/2011                                         22,396
       10,000 iStar Financial, Inc., Series B,
              5.125%, 4/01/2011                                          8,914
      120,000 iStar Financial, Inc., Series B,
              5.950%, 10/15/2013                                       104,567
                                                               ---------------
                                                                     2,777,348
                                                               ---------------
              Oil & Gas -- 0.6%
      200,000 Anadarko Petroleum Corp.,
              6.450%, 9/15/2036                                        203,667
      410,000 Pioneer Natural Resources Co.,
              7.200%, 1/15/2028                                        369,536
       50,000 Talisman Energy, Inc.,
              5.850%, 2/01/2037                                         46,750
      120,000 Talisman Energy, Inc.,
              6.250%, 2/01/2038                                        116,947
                                                               ---------------
                                                                       736,900
                                                               ---------------
              Oil Field Services -- 0.3%
      390,000 Weatherford International, Ltd.,
              6.500%, 8/01/2036                                        389,471
                                                               ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
 Amount (++)  Description                                                  Value (+)
---------------------------------------------------------------------------------------
              Packaging & Containers -- 0.0%
$      30,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018                                         $        30,525
                                                                        ---------------
              Paper -- 0.7%
      115,000 Bowater, Inc.,
              6.500%, 6/15/2013(b)                                               84,525
        5,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                                   4,400
       25,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                                 22,000
      385,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                                352,275
      400,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                 372,000
       95,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031(b)                                               91,675
                                                                        ---------------
                                                                                926,875
                                                                        ---------------
              Pharmaceuticals -- 0.6%
      255,000 Elan Finance PLC, Senior Note,
              7.750%, 11/15/2011                                                239,700
        5,000 EPIX Pharmaceuticals, Inc., Senior Note, Convertible,
              3.000%, 6/15/2024                                                   3,362
       10,000 Invitrogen Corp.,
              1.500%, 2/15/2024                                                  10,550
      100,000 Nektar Therapeutics,
              3.250%, 9/28/2012                                                  82,500
      480,000 Valeant Pharmaceuticals International, Subordinated Note,
              4.000%, 11/15/2013                                                403,200
                                                                        ---------------
                                                                                739,312
                                                                        ---------------
              Pipelines -- 2.0%
       75,000 DCP Midstream LP, 144A,
              6.450%, 11/03/2036                                                 72,965
      620,000 El Paso Corp.,
              6.950%, 6/01/2028(b)                                              586,939
      130,000 El Paso Natural Gas Co.,
              5.950%, 4/15/2017                                                 128,312
       10,000 K N Capital Trust III,
              7.630%, 4/15/2028(b)                                                9,020
       20,000 Kinder Morgan Energy Partners, LP, Senior Note,
              5.000%, 12/15/2013                                                 19,404
      100,000 Kinder Morgan Energy Partners, LP,
              5.800%, 3/15/2035                                                  90,523
      800,000 Kinder Morgan Energy Partners, LP, (MTN),
              6.950%, 1/15/2038                                                 839,597
       65,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                  58,838
      420,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                                 346,857
       25,000 Kinder Morgan, Inc., Senior Note,
              5.150%, 3/01/2015                                                  21,998
       45,000 ONEOK Partners LP,
              6.650%, 10/01/2036                                                 45,503
      125,000 Southern Natural Gas Co., 144A,
              5.900%, 4/01/2017                                                 122,946
       50,000 Tennessee Gas Pipeline Co.,
              7.000%, 10/15/2028(b)                                              50,474
       60,000 Transcontinental Gas Pipe Line Corp.,
              6.400%, 4/15/2016                                                  61,575
                                                                        ---------------
                                                                              2,454,951
                                                                        ---------------

  Principal
 Amount (++)  Description                               Value (+)
--------------------------------------------------------------------
              Retailers -- 1.7%
$     400,000 Dillard's, Inc.,
              6.625%, 1/15/2018(b)                   $       316,610
      205,000 Dillard's, Inc., Class A,
              7.000%, 12/01/2028                             149,650
      186,000 Home Depot, Inc.,
              5.875%, 12/16/2036                             156,966
      715,000 J.C. Penney Corp., Inc., Senior Note,
              6.375%, 10/15/2036                             638,934
      100,000 Macys Retail Holdings, Inc.,
              6.790%, 7/15/2027                               93,260
      225,000 Macys Retail Holdings, Inc.,
              6.900%, 4/01/2029                              206,065
      725,000 Toys R Us, Inc.,
              7.375%, 10/15/2018                             523,812
        5,000 Toys R Us, Inc.,
              7.875%, 4/15/2013                                3,863
                                                     ---------------
                                                           2,089,160
                                                     ---------------
              Sovereigns -- 3.4%
    2,215,000 Canadian Government,
              5.250%, 6/01/2012 (CAD)                      2,368,621
      130,000 Canadian Government,
              5.750%, 6/01/2033 (CAD)                        165,702
  115,000(++) Mexican Fixed Rate Bonds, Series M-10,
              8.000%, 12/17/2015 (MXN)                     1,043,232
   20,000(++) Mexican Fixed Rate Bonds, Series M-10,
              9.000%, 12/20/2012 (MXN)                       190,631
      400,000 Republic of Brazil,
              12.500%, 1/05/2016 (BRL)                       244,944
  105,000,000 Republic of Colombia,
              9.850%, 6/28/2027 (COP)                         51,864
    1,145,000 Republic of South Africa,
              13.000%, 8/31/2010 (ZAR)                       181,425
                                                     ---------------
                                                           4,246,419
                                                     ---------------
              Supermarkets -- 0.8%
      355,000 Albertson's, Inc.,
              7.750%, 6/15/2026                              351,137
      340,000 Albertson's, Inc., Senior Note,
              7.450%, 8/01/2029                              327,230
      320,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                              281,524
                                                     ---------------
                                                             959,891
                                                     ---------------
              Supranational -- 1.3%
    1,000,000 European Investment Bank, 144A,
              4.600%, 1/30/2037                            1,012,797
   38,500,000 Inter-American Development Bank,
              13.000%, 6/20/2008 (ISK)                       610,046
                                                     ---------------
                                                           1,622,843
                                                     ---------------
              Technology -- 1.6%
       10,000 Affiliated Computer Services, Inc.,
              5.200%, 6/01/2015                                8,613
       70,000 Arrow Electronics, Inc.,
              6.875%, 6/01/2018                               74,518
      340,000 Avnet, Inc.,
              6.000%, 9/01/2015                              339,404
      115,000 Corning, Inc.,
              6.850%, 3/01/2029                              121,491

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              Technology -- continued
$     110,000 Freescale Semiconductor, Inc.,
              10.125%, 12/15/2016(b)                           $        90,750
       20,000 Kulicke & Soffa Industries, Inc., Convertible,
              0.500%, 11/30/2008                                        18,875
       15,000 Kulicke & Soffa Industries, Inc., Convertible,
              1.000%, 6/30/2010                                         12,975
      920,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                        760,150
      390,000 Lucent Technologies, Inc.,
              6.500%, 1/15/2028(b)                                     322,238
       25,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                         19,750
      140,000 Nortel Networks, Ltd., 144A,
              10.125%, 7/15/2013                                       144,200
       40,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                         32,800
                                                               ---------------
                                                                     1,945,764
                                                               ---------------
              Transportation Services -- 0.3%
      445,000 CSX Corp.,
              6.000%, 10/01/2036(b)                                    403,878
                                                               ---------------
              Transportation -- 0.2%
      190,000 Stena AB, Senior Note,
              7.000%, 12/01/2016                                       182,637
                                                               ---------------
              Treasuries -- 16.8%
      721,046 U.S. Treasury Bond,
              2.000%, 1/15/2026(b)(d)                                  718,117
    2,174,992 U.S. Treasury Bond,
              2.375%, with various maturities to 2027(b)(d)(e)       2,287,368
    3,172,069 U.S. Treasury Bond,
              3.375%, 4/15/2032(d)                                   4,062,726
    1,466,735 U.S. Treasury Note,
              0.875%, 4/15/2010(b)(d)                                1,461,808
    1,263,731 U.S. Treasury Note,
              1.625%, 1/15/2015(b)(d)                                1,268,765
    2,373,357 U.S. Treasury Note,
              1.875%, with various maturities to 2015(b)(d)(e)       2,431,990
    3,123,517 U.S. Treasury Note,
              2.000%, with various maturities to 2016(b)(d)(e)       3,222,387
    1,416,781 U.S. Treasury Note,
              2.375%, with various maturities to 2017(b)(d)(e)       1,484,386
      589,670 U.S. Treasury Note,
              2.500%, 7/15/2016(b)(d)                                  628,827
    1,254,925 U.S. Treasury Note,
              3.000%, 7/15/2012(b)(d)                                1,359,143
      388,279 U.S. Treasury Note,
              3.375%, 1/15/2012(b)(d)                                  423,558
      684,221 U.S. Treasury Note,
              3.500%, 1/15/2011(b)(d)                                  735,859
      235,936 U.S. Treasury Note,
              4.250%, 1/15/2010(d)                                     251,751
      160,000 U.S. Treasury Note,
              4.625%, 2/15/2017(b)                                     167,275
      760,000 U.S. Treasury STRIPS,
              0.010%, 8/15/2019(b)                                     452,586
                                                               ---------------
                                                                    20,956,546
                                                               ---------------

  Principal
 Amount (++)  Description                                            Value (+)
---------------------------------------------------------------------------------
              Wireless -- 1.3%
$   5,000,000 America Movil SAB de CV,
              8.460%, 12/18/2036 (MXN)                            $       431,054
      420,000 Nextel Communications, Inc., Series F,
              5.950%, 3/15/2014                                           394,787
      790,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                          749,207
      109,000 Sprint Nextel Corp.,
              6.000%, 12/01/2016                                          104,399
                                                                  ---------------
                                                                        1,679,447
                                                                  ---------------
              Wirelines -- 3.4%
       25,000 AT&T Corp.,
              6.500%, 3/15/2029                                            24,540
       30,000 AT&T, Inc.,
              6.150%, 9/15/2034                                            29,950
      425,000 BellSouth Corp.,
              6.000%, 11/15/2034(b)                                       413,261
      475,000 Citizens Communications Co.,
              7.125%, 3/15/2019                                           451,250
      340,000 Embarq Corp.,
              7.995%, 6/01/2036                                           358,304
      100,000 Level 3 Communications, Inc.,
              2.875%, 7/15/2010                                            87,250
       20,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009(b)                                         18,600
      820,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010(b)                                        729,800
      135,000 Level 3 Financing, Inc.,
              8.750%, 2/15/2017                                           115,763
       70,000 Level 3 Financing, Inc.,
              9.250%, 11/01/2014                                           63,350
      215,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.500%, 11/15/2018                                          181,675
      315,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                           283,500
      265,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028(b)                                        223,925
       15,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.625%, 8/03/2021                                            13,500
      130,000 Qwest Corp.,
              6.875%, 9/15/2033                                           119,925
      235,000 Qwest Corp., Senior Note,
              6.500%, 6/01/2017                                           225,013
       59,000 Telecom Italia Capital,
              6.000%, 9/30/2034                                            57,372
      122,000 Telecom Italia Capital,
              6.375%, 11/15/2033                                          122,188
      550,000 Telus Corp.,
              4.950%, 3/15/2017 (CAD)                                     517,383
       85,000 Verizon Global Funding Corp., Senior Note,
              5.850%, 9/15/2035                                            83,145
       30,000 Verizon Maryland, Inc., Series B, Senior Note,
              5.125%, 6/15/2033                                            25,856
       30,000 Verizon New York, Inc., Series A,
              7.375%, 4/01/2032                                            32,935
                                                                  ---------------
                                                                        4,178,485
                                                                  ---------------
              Total Bonds and Notes (Identified Cost $73,043,715)      73,181,851
                                                                  ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares                                                                              Value (+)
------------------------------------------------------------------------------------------------------
Preferred Stocks -- 0.4%
              Containers & Packaging -- 0.1%
        1,550 Owens-Illinois, Inc., Convertible, 4.75%                              $        77,469
                                                                                     ---------------
              Household Products -- 0.0%
          625 Newell Financial Trust I, Convertible, 5.250%                                  28,516
                                                                                     ---------------
              Oil, Gas & Consumable Fuels -- 0.0%
        1,150 El Paso Energy Capital Trust I, Convertible, 4.750%                            41,400
                                                                                     ---------------
              Thrifts & Mortgage Finance -- 0.3%
        8,000 Federal Home Loan Mortgage Corp., 8.250%                                      209,200
        7,000 Federal National Mortgage Association, 8.375%                                 180,250
                                                                                     ---------------
                                                                                            389,450
                                                                                     ---------------
              Total Preferred Stocks (Identified Cost $505,712)                             536,835
                                                                                     ---------------
Short-Term Investments -- 25.8%
   32,003,633 State Street Navigator Securities Lending Prime Portfolio(f)               32,003,633
$     147,422 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $147,449 on 1/2/2008, collateralized by $150,000 Federal
              National Mortgage Association 5.125% due 4/1/2010 valued at
              $152,063 including accrued interest (Note 2g of Notes to Financial
              Statements)                                                                   147,422
                                                                                     ---------------
              Total Short-Term Investments (Identified Cost $32,151,055)                 32,151,055
                                                                                     ---------------
              Total Investments -- 125.1%
              (Identified Cost $167,246,280)(a)                                         156,203,451
              Other assets less liabilities -- (25.1)%                                  (31,291,510)
                                                                                     ---------------
              Total Net Assets -- 100%                                              $   124,911,941
                                                                                     ===============
         (++) Principal amount is in U.S. dollars unless otherwise noted.
          (+) See Note 2a of Notes to Financial Statements.
         (++) Amount shown represents units. One unit represents a principal amount of 100.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized depreciation on investments based on a cost of $167,530,831 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                       $     2,854,947
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                           (14,182,327)
                                                                                     ---------------
              Net unrealized depreciation                                           $   (11,327,380)
                                                                                     ===============
          (b) All or a portion of this security was on loan to brokers at December 31, 2007.
          (c) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          (d) Treasury Inflation Protected Security (TIPS).
          (e) All separate investments in United States Treasury Bond and Notes which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of
              Investments.
          (f) Represents investment of securities lending collateral.
         144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
              These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to
              $7,537,100 or 6.0% of net assets.
         EMTN Euro Medium Term Note
          MBS Mortgage Backed Security
          MTN Medium Term Note
        REITS Real Estate Investment Trusts
       STRIPS Separate Trading of Registered Interest and Principal of Securities

BRL Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
IDR Indonesian Rupiah
ISK Iceland Krona
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
NZD New Zealand Dollar
SGD Singapore Dollar
ZAR South African Rand

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                        Treasuries                16.8%
                        Commercial Banks           6.4
                        REITs -- Office            3.5
                        Sovereigns                 3.4
                        REITs -- Regional Malls    3.3
                        Wirelines                  3.2
                        REITs -- Apartments        3.0
                        REITs -- Industrial        2.8
                        Banks                      2.5
                        REITs -- Shopping Centers  2.5
                        Non Captive Diversified    2.2
                        Media Cable                2.2
                        Healthcare                 2.2
                        Non Captive Consumer       2.1
                        Pipelines                  2.0
                        Other, less than 2% each  41.2

                See accompanying notes to financial statements.

      NATIXIS MODERATE DIVERSIFIED PORTFOLIO -- PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

   Shares    Description                                             Value (+)
---------------------------------------------------------------------------------
Common Stocks -- 63.0% of Net Assets
             Aerospace & Defense -- 1.7%
       1,050 Alliant Techsystems, Inc.(b)(c)                      $       119,449
       2,250 DRS Technologies, Inc.(b)                                    122,107
       4,242 Goodrich Corp.(b)                                            299,528
       1,300 L-3 Communications Holdings, Inc.(b)                         137,722
       4,371 Precision Castparts Corp.(b)                                 606,258
                                                                  ---------------
                                                                        1,285,064
                                                                  ---------------
             Air Freight & Logistics -- 0.6%
       5,000 FedEx Corp.(b)                                               445,850
                                                                  ---------------
             Automobiles -- 0.8%
       1,241 DaimlerChrysler AG                                           118,677
       5,200 Harley-Davidson, Inc.(b)                                     242,892
       2,151 Honda Motor Co., Ltd., Sponsored ADR                          71,284
       1,648 Nissan Motor Co., Ltd., Sponsored ADR                         35,795
       1,643 Toyota Motor Corp., Sponsored ADR                            174,437
                                                                  ---------------
                                                                          643,085
                                                                  ---------------
             Beverages -- 1.2%
      10,735 Coca-Cola Co. (The)                                          658,807
       2,817 Diageo PLC, Sponsored ADR                                    241,783
                                                                  ---------------
                                                                          900,590
                                                                  ---------------
             Biotechnology -- 0.5%
       8,803 Gilead Sciences, Inc.(b)(c)                                  405,026
                                                                  ---------------
             Capital Markets -- 4.6%
      15,500 Bank of New York Mellon Corp.                                755,780
       1,602 BlackRock, Inc.(b)                                           347,313
      10,178 Charles Schwab Corp. (The)                                   260,048
       2,019 Credit Suisse Group, Sponsored ADR                           121,342
       1,981 Goldman Sachs Group, Inc.                                    426,014
       5,079 Lehman Brothers Holdings, Inc.(b)                            332,370
       7,700 Merrill Lynch & Co., Inc.(b)                                 413,336
       7,400 Morgan Stanley(b)                                            393,014
       5,227 T. Rowe Price Group, Inc.(b)                                 318,220
       3,127 UBS AG                                                       143,842
                                                                  ---------------
                                                                        3,511,279
                                                                  ---------------
             Chemicals -- 2.0%
       6,400 Dow Chemical Co. (The)(b)                                    252,288
       6,596 Monsanto Co.                                                 736,707
       3,574 Mosaic Co. (The)(c)                                          337,171
         473 Potash Corp. of Saskatchewan, Inc.                            68,093
       1,450 PPG Industries, Inc.                                         101,834
                                                                  ---------------
                                                                        1,496,093
                                                                  ---------------
             Commercial Banks -- 2.1%
       5,993 Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR(b)         145,330
      10,990 Banco Santander Central Hispano SA, ADR                      236,725
       2,923 Barclays PLC, Sponsored ADR                                  118,002
       1,950 Comerica, Inc.(b)                                             84,883
       3,340 HSBC Holdings PLC, Sponsored ADR(b)                          279,591
       4,850 Huntington Bancshares, Inc.(b)                                71,586
       2,900 KeyCorp(b)                                                    68,005
       2,448 Marshall & Ilsley Corp.(b)                                    64,823
      18,990 Mitsubishi UFJ Financial Group, Inc., ADR(b)                 177,177
      11,044 Mizuho Financial Group, Inc., ADR(b)                         105,470
      17,720 Royal Bank of Scotland Group PLC(b)(c)                       158,594
         908 Westpac Banking Corp., Sponsored ADR(b)                      110,640
                                                                  ---------------
                                                                        1,620,826
                                                                  ---------------

   Shares    Description                                       Value (+)
---------------------------------------------------------------------------
             Commercial Services & Supplies -- 0.2%
       3,050 R. R. Donnelley & Sons Co.(b)                  $       115,107
                                                            ---------------
             Communications Equipment -- 1.8%
       5,506 Alcatel-Lucent, Sponsored ADR(b)                        40,304
      16,692 Cisco Systems, Inc.(c)                                 451,852
      33,100 Motorola, Inc.                                         530,924
       4,859 Nokia Corp., Sponsored ADR                             186,537
         700 Research In Motion, Ltd.(b)(c)                          79,380
       2,557 Telefonaktiebolaget LM Ericsson, Sponsored ADR          59,706
                                                            ---------------
                                                                  1,348,703
                                                            ---------------
             Computers & Peripherals -- 4.4%
       5,019 Apple, Inc.(c)                                         994,163
      25,500 Dell, Inc.(b)(c)                                       625,005
      14,237 EMC Corp.(b)(c)                                        263,812
      21,525 Hewlett-Packard Co.                                  1,086,582
       4,450 Seagate Technology(b)                                  113,475
      11,800 Sun Microsystems, Inc.(b)(c)                           213,934
                                                            ---------------
                                                                  3,296,971
                                                            ---------------
             Construction & Engineering -- 0.6%
       3,030 Foster Wheeler, Ltd.(b)(c)                             469,711
                                                            ---------------
             Construction Materials -- 0.1%
       1,466 Cemex SAB de CV, Sponsored ADR(b)(c)                    37,896
                                                            ---------------
             Consumer Finance -- 1.6%
       7,100 American Express Co.(b)                                369,342
      12,300 Capital One Financial Corp.(b)                         581,298
      19,000 Discover Financial Services(b)                         286,520
                                                            ---------------
                                                                  1,237,160
                                                            ---------------
             Diversified Financial Services -- 2.7%
       2,950 CIT Group, Inc.(b)                                      70,889
         734 CME Group, Inc.(b)                                     503,524
       3,525 ING Groep NV, Sponsored ADR                            137,158
       2,274 IntercontinentalExchange, Inc.(b)(c)                   437,745
      11,500 JPMorgan Chase & Co.                                   501,975
       3,109 Nymex Holdings, Inc.(b)                                415,393
                                                            ---------------
                                                                  2,066,684
                                                            ---------------
             Diversified Telecommunication Services -- 0.8%
       1,570 BT Group PLC, Sponsored ADR(b)                          84,654
       4,939 Deutsche Telekom AG, Sponsored ADR                     107,028
       2,936 France Telecom SA, Sponsored ADR                       104,610
       2,044 Telefonica SA, Sponsored ADR                           199,474
       7,700 Windstream Corp.(b)                                    100,254
                                                            ---------------
                                                                    596,020
                                                            ---------------
             Electric Utilities -- 0.3%
       1,850 Edison International(b)                                 98,735
       2,250 PPL Corp.                                              117,202
                                                            ---------------
                                                                    215,937
                                                            ---------------
             Electrical Equipment -- 1.6%
       2,787 ABB, Ltd., Sponsored ADR                                80,266
       2,500 Cooper Industries, Ltd., Class A(b)                    132,200
       1,901 First Solar, Inc.(b)(c)                                507,833
       1,550 General Cable Corp.(b)(c)                              113,584
       2,150 Hubbell, Inc., Class B(b)                              110,940
       1,915 SunPower Corp., Class A(b)(c)                          249,697
                                                            ---------------
                                                                  1,194,520
                                                            ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares    Description                                                Value (+)
------------------------------------------------------------------------------------
             Electronic Equipment & Instruments -- 0.4%
       1,450 Anixter International, Inc.(b)(c)                       $        90,291
       2,850 Arrow Electronics, Inc.(b)(c)                                   111,948
       2,200 Tyco Electronics, Ltd.                                           81,686
                                                                     ---------------
                                                                             283,925
                                                                     ---------------
             Energy Equipment & Services -- 1.3%
       6,470 National-Oilwell Varco, Inc.(c)                                 475,286
       1,950 Superior Energy Services, Inc.(b)(c)                             67,119
       2,837 Transocean, Inc.(c)                                             406,117
                                                                     ---------------
                                                                             948,522
                                                                     ---------------
             Food & Staples Retailing -- 0.8%
       3,139 Costco Wholesale Corp.                                          218,976
       7,221 CVS Caremark Corp.(b)                                           287,035
       2,750 SUPERVALU, Inc.(b)                                              103,180
                                                                     ---------------
                                                                             609,191
                                                                     ---------------
             Food Products -- 0.6%
       2,350 Hormel Foods Corp.(b)                                            95,128
       2,250 J.M. Smucker Co. (The)                                          115,740
       3,900 Smithfield Foods, Inc.(b)(c)                                    112,788
       2,236 Unilever NV                                                      81,525
       1,844 Unilever PLC, Sponsored ADR(b)                                   69,002
                                                                     ---------------
                                                                             474,183
                                                                     ---------------
             Health Care Equipment & Supplies -- 2.1%
       1,550 Beckman Coulter, Inc.(b)                                        112,840
       1,950 Cooper Cos., Inc. (The)(b)                                       74,100
       2,200 Covidien, Ltd.                                                   97,438
       1,950 Hillenbrand Industries, Inc.(b)                                 108,674
       3,738 Hologic, Inc.(b)(c)                                             256,576
         701 Intuitive Surgical, Inc.(b)(c)                                  227,474
       2,250 Kinetic Concepts, Inc.(b)(c)                                    120,510
       7,500 Medtronic, Inc.                                                 377,025
       2,775 Stryker Corp.(b)                                                207,348
                                                                     ---------------
                                                                           1,581,985
                                                                     ---------------
             Hotels, Restaurants & Leisure -- 2.2%
      13,300 Carnival Corp.(b)                                               591,717
      17,649 McDonald's Corp.                                              1,039,703
                                                                     ---------------
                                                                           1,631,420
                                                                     ---------------
             Household Durables -- 1.2%
       4,250 Fortune Brands, Inc.(b)                                         307,530
       2,275 Garmin, Ltd.(b)                                                 220,675
       4,650 Leggett & Platt, Inc.(b)                                         81,096
       3,132 Matsushita Electric Industrial Co., Ltd., Sponsored ADR          64,018
       5,600 Pulte Homes, Inc.(b)                                             59,024
       1,365 Sony Corp., Sponsored ADR                                        74,120
         900 Whirlpool Corp.(b)                                               73,467
                                                                     ---------------
                                                                             879,930
                                                                     ---------------
             Independent Power Producers & Energy Traders -- 0.0%
         764 TransAlta Corp.(b)                                               25,579
                                                                     ---------------
             Industrial Conglomerates -- 0.9%
       1,386 Koninklijke (Royal) Philips Electronics NV                       59,251
       1,032 Siemens AG, Sponsored ADR                                       162,396
       6,347 Textron, Inc.                                                   452,541
                                                                     ---------------
                                                                             674,188
                                                                     ---------------
             Insurance -- 1.2%
       3,100 Aflac, Inc.                                                     194,153
       6,920 Allianz SE, ADR                                                 147,050
       1,600 Arch Capital Group, Ltd.(c)                                     112,560

   Shares    Description                                      Value (+)
--------------------------------------------------------------------------
             Insurance -- continued
       3,564 Axa, Sponsored ADR                            $       141,526
       2,700 Cincinnati Financial Corp.                            106,758
       4,650 HCC Insurance Holdings, Inc.(b)                       133,362
       2,650 Protective Life Corp.                                 108,703
                                                           ---------------
                                                                   944,112
                                                           ---------------
             Internet & Catalog Retail -- 1.1%
       6,700 Amazon.com, Inc.(b)(c)                                620,688
       1,710 Priceline.com, Inc.(b)(c)                             196,411
                                                           ---------------
                                                                   817,099
                                                           ---------------
             Internet Software & Services -- 1.2%
       1,330 Google, Inc., Class A(b)(c)                           919,668
                                                           ---------------
             IT Services -- 0.8%
       2,849 MasterCard, Inc., Class A(b)                          613,105
                                                           ---------------
             Leisure Equipment & Products -- 0.2%
       6,750 Mattel, Inc.(b)                                       128,520
                                                           ---------------
             Life Sciences Tools & Services -- 0.5%
       6,549 Thermo Fisher Scientific, Inc.(c)                     377,746
                                                           ---------------
             Machinery -- 1.6%
       3,659 AGCO Corp.(b)(c)                                      248,739
       5,813 Deere & Co.                                           541,307
       1,350 Eaton Corp.                                           130,882
       2,104 Flowserve Corp.                                       202,405
       1,474 Parker Hannifin Corp.(b)                              111,007
                                                           ---------------
                                                                 1,234,340
                                                           ---------------
             Media -- 2.6%
       9,500 Comcast Corp., Special Class A(b)(c)                  172,140
       2,150 Gannett Co., Inc.(b)                                   83,850
       3,800 Idearc, Inc.(b)                                        66,728
       2,365 Liberty Media Corp. - Capital, Series A(b)(c)         275,499
       3,500 Omnicom Group, Inc.(b)                                166,355
         658 Reed Elsevier PLC, Sponsored ADR(c)                    35,466
      29,800 Time Warner, Inc.(b)                                  491,998
      10,500 Viacom, Inc., Class B(b)(c)                           461,160
       5,600 Walt Disney Co. (The)(b)                              180,768
                                                           ---------------
                                                                 1,933,964
                                                           ---------------
             Metals & Mining -- 1.1%
       3,368 Anglo American PLC, ADR(b)                            102,286
       2,411 BHP Billiton Ltd., Sponsored ADR(b)                   168,867
       1,413 BHP Billiton PLC, ADR(b)                               86,617
       2,008 Companhia Vale do Rio Doce, ADR(b)                     65,601
       2,593 Companhia Vale do Rio Doce, Sponsored ADR              72,552
         407 POSCO, ADR(b)                                          61,217
         321 Rio Tinto PLC, Sponsored ADR(b)                       134,788
      12,500 Yamana Gold, Inc.                                     161,750
                                                           ---------------
                                                                   853,678
                                                           ---------------
             Multi Utilities -- 0.4%
       2,050 Ameren Corp.                                          111,130
       2,200 Integrys Energy Group, Inc.(b)                        113,718
         293 National Grid PLC, Sponsored ADR                       24,451
         555 Veolia Environnement                                   50,494
                                                           ---------------
                                                                   299,793
                                                           ---------------
             Office Electronics -- 0.3%
       1,476 Canon, Inc., Sponsored ADR                             67,645
       8,600 Xerox Corp.(b)                                        139,234
                                                           ---------------
                                                                   206,879
                                                           ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

   Shares    Description                                                    Value (+)
----------------------------------------------------------------------------------------
             Oil, Gas & Consumable Fuels -- 3.0%
       4,252 BP PLC, Sponsored ADR(b)                                    $       311,119
       1,450 Cameco Corp.                                                         57,724
       2,700 Chesapeake Energy Corp.(b)                                          105,840
       2,850 Cimarex Energy Co.(b)                                               121,210
       1,669 EnCana Corp.                                                        113,425
       1,857 Eni SpA, Sponsored ADR                                              134,503
       1,050 Hess Corp.                                                          105,903
       2,050 Newfield Exploration Co.(b)(c)                                      108,035
         950 Noble Energy, Inc.(b)                                                75,544
       1,448 Petroleo Brasileiro SA, ADR(b)                                      139,327
       2,663 Royal Dutch Shell PLC, Class A, ADR                                 224,225
       1,901 Royal Dutch Shell PLC, Class B, ADR                                 157,783
       1,500 Sunoco, Inc.                                                        108,660
       2,857 Total SA, Sponsored ADR(b)                                          235,988
       5,680 XTO Energy, Inc.(b)                                                 291,725
                                                                         ---------------
                                                                               2,291,011
                                                                         ---------------
             Pharmaceuticals -- 2.0%
       1,588 AstraZeneca PLC, Sponsored ADR(b)                                    67,998
       6,750 Biovail Corp.                                                        90,855
       6,148 GlaxoSmithKline PLC, Sponsored ADR(b)                               309,798
      11,130 Merck & Co., Inc.                                                   646,764
       5,400 Mylan Laboratories, Inc.(b)                                          75,924
       2,724 Novartis AG, ADR                                                    147,941
         550 Novo Nordisk A/S, Sponsored ADR                                      35,673
       2,574 Sanofi-Aventis, ADR                                                 117,194
                                                                         ---------------
                                                                               1,492,147
                                                                         ---------------
             REITs -- Health Care -- 0.2%
       2,650 Ventas, Inc.                                                        119,912
                                                                         ---------------
             REITs -- Hotels -- 0.1%
       2,600 Hospitality Properties Trust                                         83,772
                                                                         ---------------
             Road & Rail -- 1.1%
         602 Canadian National Railway Co.                                        28,252
       6,100 Union Pacific Corp.                                                 766,282
                                                                         ---------------
                                                                                 794,534
                                                                         ---------------
             Semiconductors & Semiconductor Equipment -- 3.6%
      57,967 Intel Corp.                                                       1,545,400
       4,905 MEMC Electronic Materials, Inc.(c)                                  434,044
       9,816 NVIDIA Corp.(b)(c)                                                  333,940
       6,822 Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR          67,947
      10,200 Texas Instruments, Inc.                                             340,680
                                                                         ---------------
                                                                               2,722,011
                                                                         ---------------
             Software -- 1.9%
      10,895 Activision, Inc.(c)                                                 323,581
       4,950 Check Point Software Technologies, Ltd.(c)                          108,702
      23,182 Microsoft Corp.                                                     825,279
       1,176 SAP AG, Sponsored ADR(b)                                             60,035
       1,692 VMware, Inc., Class A(b)(c)                                         143,803
                                                                         ---------------
                                                                               1,461,400
                                                                         ---------------
             Specialty Retail -- 1.5%
       5,900 Best Buy Co., Inc.(b)                                               310,635
      15,400 Home Depot, Inc.(b)                                                 414,876
       5,900 Limited Brands, Inc.(b)                                             111,687
       2,450 Men's Wearhouse, Inc. (The)(b)                                       66,101
       1,650 Sherwin-Williams Co. (The)(b)                                        95,766
       4,200 TJX Cos., Inc.                                                      120,666
                                                                         ---------------
                                                                               1,119,731
                                                                         ---------------

   Shares     Description                                                         Value (+)
----------------------------------------------------------------------------------------------
              Textiles, Apparel & Luxury Goods -- 0.4%
        5,100 NIKE, Inc., Class B                                              $       327,624
                                                                               ---------------
              Thrifts & Mortgage Finance -- 0.1%
        7,100 Washington Mutual, Inc.(b)                                                96,631
                                                                               ---------------
              Tobacco -- 0.3%
        1,037 British American Tobacco PLC, Sponsored ADR                               81,467
        1,350 Loews Corp. - Carolina Group(b)                                          115,155
                                                                               ---------------
                                                                                       196,622
                                                                               ---------------
              Trading Companies & Distributors -- 0.1%
           90 Mitsui & Co., Ltd., Sponsored ADR                                         38,362
                                                                               ---------------
              Wireless Telecommunication Services -- 0.6%
        1,829 America Movil SAB de CV, Series L, ADR                                   112,282
        1,477 China Mobile, Ltd., Sponsored ADR(b)                                     128,307
        6,531 Vodafone Group PLC, Sponsored ADR                                        243,737
                                                                               ---------------
                                                                                       484,326
                                                                               ---------------
              Total Common Stocks (Identified Cost $42,766,554)                     47,552,432
                                                                               ---------------
  Principal
   Amount
----------------------------------------------------------------------------------------------
Bonds and Notes -- 30.4%
              Asset Backed Securities -- 1.1%
$     305,000 Americredit Automobile Receivables Trust, Series 2007-DF,
              Class A3A,
              5.490%, 7/06/2012                                                        306,839
      100,000 Citibank Credit Card Issuance Trust, Series 2003-A3, Class A3,
              3.100%, 3/10/2010                                                         99,706
      277,000 Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6,
              2.900%, 5/17/2010                                                        275,122
      195,000 Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3,
              5.804%, 7/25/2034(d)                                                     163,700
                                                                               ---------------
                                                                                       845,367
                                                                               ---------------
              Banks -- 0.4%
      140,000 Bank of America NA, 5.300%, 3/15/2017                                    136,132
      150,000 JPMorgan Chase & Co., 5.150%, 10/01/2015                                 144,674
                                                                               ---------------
                                                                                       280,806
                                                                               ---------------
              Commercial MBS -- 3.0%
      305,000 Greenwich Capital Commercial Funding Corp., Series 2007-GG9,
              Class A4,
              5.444%, 3/10/2039                                                        306,801
      300,000 GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4,
              5.560%, 11/10/2039                                                       304,678
      300,000 JP Morgan Chase Commercial Mortgage Securities Corp., Series
              2006-LDP7, Class A4,
              5.875%, 4/15/2045(d)                                                     312,139
      190,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5,
              4.739%, 7/15/2030                                                        182,191
      530,000 LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2,
              5.303%, 2/15/2040                                                        531,493
      300,000 LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4,
              5.883%, 6/15/2038(d)                                                     313,072
      355,000 Merrill Lynch/Countrywide Commercial Mortgage Trust, Series
              2007-6, Class A4,
              5.485%, 3/12/2051(d)                                                     357,270
                                                                               ---------------
                                                                                     2,307,644
                                                                               ---------------
              Construction Machinery -- 0.2%
      185,000 Caterpillar Financial Services Corp.,
              4.850%, 12/07/2012                                                       185,320
                                                                               ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
   Amount     Description                                                  Value (+)
---------------------------------------------------------------------------------------
              Diversified Financial Services -- 2.1%
$     155,000 American Express Co.,
              6.150%, 8/28/2017(b)                                      $       159,072
       30,000 Bear Stearns Cos., Inc. (The),
              5.300%, 10/30/2015                                                 27,485
      140,000 Bear Stearns Cos., Inc. (The),
              5.550%, 1/22/2017(b)                                              125,470
      200,000 Capital One Auto Finance Trust, Series 2007-C, Class A3A,
              5.130%, 4/16/2012                                                 199,872
       10,000 CIT Group, Inc.,
              5.650%, 2/13/2017(b)                                                8,778
      275,000 CIT Group, Inc.,
              5.800%, 7/28/2011(b)                                              264,778
       10,000 CIT Group, Inc.,
              5.850%, 9/15/2016(b)                                                8,829
      140,000 Citigroup, Inc.,
              5.300%, 10/17/2012                                                141,821
       65,000 Citigroup, Inc.,
              6.125%, 11/21/2017                                                 66,768
      185,000 Goldman Sachs Group, Inc.,
              5.450%, 11/01/2012                                                188,600
      105,000 Lehman Brothers Holdings, Inc.,
              6.200%, 9/26/2014                                                 106,939
       35,000 Lehman Brothers Holdings, Inc.,
              6.500%, 7/19/2017                                                  35,415
      250,000 Morgan Stanley,
              4.750%, 4/01/2014(b)                                              234,214
                                                                        ---------------
                                                                              1,568,041
                                                                        ---------------
              Electric -- 0.8%
      330,000 Duke Energy Corp., Senior Note,
              4.200%, 10/01/2008                                                327,926
      120,000 Progress Energy, Inc.,
              7.100%, 3/01/2011                                                 127,703
      130,000 Virginia Electric And Power Co.,
              5.100%, 11/30/2012                                                130,559
                                                                        ---------------
                                                                                586,188
                                                                        ---------------
              Entertainment -- 0.4%
      180,000 Time Warner, Inc.,
              6.500%, 11/15/2036                                                175,141
      130,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                                 143,861
                                                                        ---------------
                                                                                319,002
                                                                        ---------------
              Food & Beverage -- 0.5%
      185,000 General Mills, Inc.,
              5.650%, 9/10/2012                                                 188,019
      120,000 Kellogg Co.,
              5.125%, 12/03/2012                                                121,005
       50,000 Kraft Foods, Inc.,
              6.500%, 8/11/2017                                                  51,727
                                                                        ---------------
                                                                                360,751
                                                                        ---------------
              Insurance -- 0.2%
      130,000 Willis North America, Inc.,
              6.200%, 3/28/2017                                                 129,714
                                                                        ---------------
              Mortgage Related -- 18.5%
      327,428 FHLMC,
              4.000%, 5/01/2020                                                 313,816
    1,048,478 FHLMC,
              4.500%, 6/01/2035                                                 991,653

  Principal
   Amount     Description                                             Value (+)
----------------------------------------------------------------------------------
              Mortgage Related -- continued
$     818,487 FHLMC,
              5.500%, with various maturities from 2019 to 2037(e) $       820,037
      557,411 FHLMC,
              6.000%, with various maturities from 2035 to 2037(e)         565,784
      757,473 FHLMC,
              6.500%, with various maturities from 2033 to 2035(e)         781,388
    1,270,865 FNMA,
              4.000%, with various maturities from 2019 to 2020(e)       1,217,602
      647,113 FNMA,
              4.500%, 9/01/2035                                            612,796
    2,693,139 FNMA,
              5.000%, with various maturities from 2035 to 2036(e)       2,629,009
    3,530,736 FNMA,
              5.500%, with various maturities from 2017 to 2035(e)       3,568,107
    1,195,458 FNMA,
              6.000%, with various maturities to 2037(e)                 1,214,148
      266,241 FNMA,
              6.050%, 2/01/2037(d)                                         272,027
      850,132 FNMA,
              6.500%, with various maturities from 2032 to 2036(e)         877,548
       91,939 GNMA,
              6.500%, 10/20/2034                                            95,149
                                                                   ---------------
                                                                        13,959,064
                                                                   ---------------
              Non Captive Diversified -- 0.5%
      350,000 General Electric Capital Corp., (MTN),
              6.000%, 6/15/2012                                            366,918
                                                                   ---------------
              Oil & Gas -- 0.1%
       15,000 Talisman Energy, Inc.,
              5.850%, 2/01/2037(b)                                          14,025
       50,000 Talisman Energy, Inc.,
              6.250%, 2/01/2038                                             48,728
                                                                   ---------------
                                                                            62,753
                                                                   ---------------
              Pharmaceuticals -- 0.4%
      270,000 Cardinal Health, Inc.,
              5.850%, 12/15/2017(b)                                        270,393
                                                                   ---------------
              Pipelines -- 0.4%
      290,000 ONEOK Partners LP,
              6.150%, 10/01/2016(b)                                        294,587
                                                                   ---------------
              REITs Apartments -- 0.4%
      305,000 ERP Operating LP,
              5.125%, 3/15/2016                                            283,771
                                                                   ---------------
              Retail -- 0.5%
      140,000 CVS Caremark Corp.,
              5.750%, 6/01/2017                                            140,901
      150,000 Home Depot, Inc.,
              5.875%, 12/16/2036                                           126,585
      130,000 J.C. Penney Corp., Inc., Senior Note,
              6.375%, 10/15/2036                                           116,170
                                                                   ---------------
                                                                           383,656
                                                                   ---------------
              Technology -- 0.2%
       50,000 Equifax, Inc.,
              7.000%, 7/01/2037                                             47,442
      140,000 Pitney Bowes, Inc.,
              5.250%, 1/15/2037                                            138,001
                                                                   ---------------
                                                                           185,443
                                                                   ---------------

                See accompanying notes to financial statements.

Investments as of December 31, 2007

  Principal
   Amount     Description                                                              Value (+)
------------------------------------------------------------------------------------------------------
              Treasuries -- 0.2%
$     225,000 United States STRIPS,
              9.000%, 11/15/2018(b)                                                 $       139,434
                                                                                     ---------------
              Wireless -- 0.3%
      130,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                                            123,287
      135,000 Vodafone Group PLC,
              6.150%, 2/27/2037(b)                                                          133,329
                                                                                     ---------------
                                                                                            256,616
                                                                                     ---------------
              Wirelines -- 0.2%
       60,000 Embarq Corp.,
              7.995%, 6/01/2036                                                              63,230
      125,000 Telefonica Emisones SAU,
              6.421%, 6/20/2016(b)                                                          131,545
                                                                                     ---------------
                                                                                            194,775
                                                                                     ---------------
              Total Bonds and Notes (Identified Cost $22,964,408)                        22,980,243
                                                                                     ---------------
   Shares/
  Principal
   Amount
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 33.6%
   18,775,765 State Street Navigator Securities Lending Prime Portfolio(f)               18,775,765
$   6,571,568 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 12/31/2007 at 3.250% to be repurchased at
              $6,572,754 on 1/2/2008, collateralized by $6,525,000 Federal
              Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at
              $6,712,594 including accrued interest (Note 2g of Notes to
              Financial Statements)                                                       6,571,568
                                                                                     ---------------
              Total Short-Term Investments (Identified Cost $25,347,333)                 25,347,333
                                                                                     ---------------
              Total Investments -- 127.0%
              (Identified Cost $91,078,295)(a)                                           95,880,008
              Other assets less liabilities--(27.0)%                                    (20,374,252)
                                                                                     ---------------
              Net Assets -- 100%                                                    $    75,505,756
                                                                                     ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At December 31, 2007, the net unrealized appreciation on investments based on a cost of $91,203,322 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                       $     7,127,192
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (2,450,506)
                                                                                     ---------------
              Net unrealized appreciation                                           $     4,676,686
                                                                                     ===============
          (b) All or a portion of this security was on loan to brokers at December 31, 2007.
          (c) Non-income producing security.
          (d) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.
          (e) The Fund's investment in mortgage related securities of the Federal Home Loan
              Mortgage Corporation, Federal National Mortgage Association and Government National
              Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
          (f) Represents investment of securities lending collateral.

   ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
 FHLMC Federal Home Loan Mortgage Corporation
  FNMA Federal National Mortgage Association
  GNMA Government National Mortgage Association
   MBS Mortgage Backed Security
   MTN Medium Term Note
 REITs Real Estate Investment Trusts
STRIPS Separate Trading of Registered Interest and Principal of Securities

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

                 Mortgage Related                         18.5%
                 Diversified Financial Services            4.8
                 Capital Markets                           4.6
                 Computers & Peripherals                   4.4
                 Semiconductors & Semiconductor Equipment  3.6
                 Commercial MBS                            3.0
                 Oil, Gas & Consumable Fuels               3.0
                 Media                                     2.6
                 Pharmaceuticals                           2.4
                 Hotels, Restaurants & Leisure             2.2
                 Commercial Banks                          2.1
                 Health Care Equipment & Supplies          2.1
                 Chemicals                                 2.0
                 Other, less than 2% each                 38.1

                See accompanying notes to financial statements.

                     STATEMENTS OF ASSETS AND LIABILITIES


December 31, 2007

                                             Natixis Income        Natixis Moderate
                                          Diversified Portfolio  Diversified Portfolio
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
ASSETS
 Investments at cost                      $         167,246,280  $          91,078,295
 Net unrealized appreciation
   (depreciation)                                   (11,042,829)             4,801,713
                                          ---------------------  ---------------------
   Investments at value (a)                         156,203,451             95,880,008
 Cash                                                        --                  4,454
 Foreign currency at value (identified
   cost $70,732, $0)                                     70,654                     --
 Receivable for Fund shares sold                         34,400                 48,995
 Receivable for securities sold                       2,711,743                 62,562
 Dividends and interest receivable                    1,333,678                200,482
 Tax reclaims receivable                                     --                  7,816
 Securities lending income receivable                    17,637                  9,828
                                          ---------------------  ---------------------
   TOTAL ASSETS                                     160,371,563             96,214,145
                                          ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    32,003,633             18,775,765
 Payable for securities purchased                     2,555,608              1,714,783
 Payable for Fund shares redeemed                       731,403                 68,110
 Payable to custodian bank                                2,209                     --
 Management fees payable (Note 4)                        75,574                 45,265
 Deferred Trustees' fees (Note 4)                        19,449                 39,749
 Administrative fees payable (Note 4)                    11,355                  6,527
 Other accounts payable and accrued
   expenses                                              60,391                 58,190
                                          ---------------------  ---------------------
   TOTAL LIABILITIES                                 35,459,622             20,708,389
                                          ---------------------  ---------------------
NET ASSETS                                $         124,911,941  $          75,505,756
                                          =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         135,245,607  $          69,753,471
 Overdistributed net investment income
   (loss)                                               (19,448)               (39,750)
 Accumulated net realized gain on
   investments and foreign currency
   transactions                                         727,628                990,193
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                    (11,041,846)             4,801,842
                                          ---------------------  ---------------------
NET ASSETS                                $         124,911,941  $          75,505,756
                                          =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $          54,732,626  $          18,413,038
                                          =====================  =====================
   Shares of beneficial interest                      5,333,206              1,761,082
                                          =====================  =====================
   Net asset value and redemption price
    per share                             $               10.26  $               10.46
                                          =====================  =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value) (Note 1)             $               10.74  $               11.10
                                          =====================  =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          70,179,315  $          57,092,718
                                          =====================  =====================
   Shares of beneficial interest                      6,854,523              5,480,729
                                          =====================  =====================
   Net asset value and offering price
    per share                             $               10.24  $               10.42
                                          =====================  =====================
(a) Including securities on loan with
 market values of:                        $          31,403,389  $          18,295,345
                                          =====================  =====================

                See accompanying notes to financial statements.

                           STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

                                                                                                     Natixis Income
                                                                                                  Diversified Portfolio
                                                                                                  ---------------------
                                                                                                  ---------------------
INVESTMENT INCOME
  Dividends                                                                                       $           1,903,665
  Interest                                                                                                    4,695,570
  Securities lending income (Note 2)                                                                             81,046
  Less net foreign taxes withheld                                                                                  (992)
                                                                                                  ---------------------
                                                                                                              6,679,289
                                                                                                  ---------------------
  Expenses
   Management fees (Note 4)                                                                                     759,235
   Service fees - Class A (Note 4)                                                                              148,770
   Service and distribution fees - Class C (Note 4)                                                             785,349
   Trustees' fees and expenses (Note 4)                                                                          13,835
   Administrative fees (Note 4)                                                                                  81,054
   Custodian fees and expenses                                                                                   41,948
   Transfer agent fees and expenses - Class A (Note 4)                                                           46,889
   Transfer agent fees and expenses - Class C (Note 4)                                                           63,163
   Audit fees                                                                                                    37,226
   Legal fees                                                                                                     8,276
   Shareholder reporting expenses                                                                                51,245
   Registration fees                                                                                             31,031
   Expense waiver recapture - Class A (Note 4)                                                                    8,288
   Expense waiver recapture - Class C (Note 4)                                                                    7,876
   Miscellaneous expenses                                                                                        11,768
                                                                                                  ---------------------
  Total expenses                                                                                              2,095,953
   Less fee reduction and/or expense reimbursement (Note 4)                                                     (11,350)
                                                                                                  ---------------------
  Net expenses                                                                                                2,084,603
                                                                                                  ---------------------
  Net investment income                                                                                       4,594,686
                                                                                                  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
   Investments                                                                                                3,015,099
   Foreign currency transactions                                                                                  6,983
  Net change in unrealized appreciation (depreciation) on:
   Investments                                                                                              (14,317,908)
   Foreign currency translations                                                                                    407
                                                                                                  ---------------------
  Total net realized and unrealized gain (loss) on investments and foreign currency transactions            (11,295,419)
                                                                                                  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $          (6,700,733)
                                                                                                  =====================

                                                                                                    Natixis Moderate
                                                                                                  Diversified Portfolio
                                                                                                  ---------------------
                                                                                                  ---------------------
INVESTMENT INCOME
  Dividends                                                                                       $             901,000
  Interest                                                                                                    1,431,506
  Securities lending income (Note 2)                                                                             46,965
  Less net foreign taxes withheld                                                                               (25,796)
                                                                                                  ---------------------
                                                                                                              2,353,675
                                                                                                  ---------------------
  Expenses
   Management fees (Note 4)                                                                                     639,979
   Service fees - Class A (Note 4)                                                                               58,817
   Service and distribution fees - Class C (Note 4)                                                             639,925
   Trustees' fees and expenses (Note 4)                                                                          14,931
   Administrative fees (Note 4)                                                                                  45,203
   Custodian fees and expenses                                                                                   83,647
   Transfer agent fees and expenses - Class A (Note 4)                                                           19,576
   Transfer agent fees and expenses - Class C (Note 4)                                                           52,922
   Audit fees                                                                                                    36,726
   Legal fees                                                                                                     1,792
   Shareholder reporting expenses                                                                                29,251
   Registration fees                                                                                             28,671
   Expense waiver recapture - Class A (Note 4)                                                                       --
   Expense waiver recapture - Class C (Note 4)                                                                       --
   Miscellaneous expenses                                                                                        20,051
                                                                                                  ---------------------
  Total expenses                                                                                              1,671,491
   Less fee reduction and/or expense reimbursement (Note 4)                                                        (495)
                                                                                                  ---------------------
  Net expenses                                                                                                1,670,996
                                                                                                  ---------------------
  Net investment income                                                                                         682,679
                                                                                                  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
   Investments                                                                                                8,392,684
   Foreign currency transactions                                                                                 (2,747)
  Net change in unrealized appreciation (depreciation) on:
   Investments                                                                                               (2,145,205)
   Foreign currency translations                                                                                    (36)
                                                                                                  ---------------------
  Total net realized and unrealized gain (loss) on investments and foreign currency transactions              6,244,696
                                                                                                  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $           6,927,375
                                                                                                  =====================

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                          Natixis Income Diversified Portfolio         Natixis Moderate Diversified Portfolio
                      --------------------------------------------  --------------------------------------------
                            Year Ended             Year Ended             Year Ended             Year Ended
                           December 31,           December 31,           December 31,           December 31,
                               2007                   2006                   2007                   2006
                      ---------------------  ---------------------  ---------------------  ---------------------
                      ---------------------  ---------------------  ---------------------  ---------------------
FROM OPERATIONS:
 Net investment
   income             $           4,594,686  $             736,227  $             682,679  $             965,259
 Net realized gain
   on investments
   and foreign
   currency
   transactions                   3,022,082                277,524              8,389,937              7,594,048
 Net change in
   unrealized
   appreciation
   (depreciation)
   on investments
   and foreign
   currency
   translations                 (14,317,501)             3,242,111             (2,145,241)              (637,439)
                      ---------------------  ---------------------  ---------------------  ---------------------
 Net increase
   (decrease) in
   net assets
   resulting from
   operations                    (6,700,733)             4,255,862              6,927,375              7,921,868
                      ---------------------  ---------------------  ---------------------  ---------------------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
 Net investment
   income
   Class A                       (2,462,923)              (509,270)              (378,625)              (578,602)
   Class C                       (2,698,232)              (402,946)              (600,202)              (854,233)
 Net realized
   capital gain
   Class A                         (761,717)               (42,371)            (1,794,967)            (1,935,693)
   Class C                         (993,931)               (54,527)            (5,536,380)            (5,108,891)
                      ---------------------  ---------------------  ---------------------  ---------------------
 Total distributions             (6,916,803)            (1,009,114)            (8,310,174)            (8,477,419)
                      ---------------------  ---------------------  ---------------------  ---------------------
NET INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 CAPITAL SHARE
 TRANSACTIONS (NOTE
 7)                              52,385,464             77,785,017            (21,829,949)           (36,902,749)
                      ---------------------  ---------------------  ---------------------  ---------------------
 Net increase
   (decrease) in
   net assets                    38,767,928             81,031,765            (23,212,748)           (37,458,300)
                      ---------------------  ---------------------  ---------------------  ---------------------
NET ASSETS
 Beginning of the
   year                          86,144,013              5,112,248             98,718,504            136,176,804
                      ---------------------  ---------------------  ---------------------  ---------------------
 End of the year      $         124,911,941  $          86,144,013  $          75,505,756  $          98,718,504
                      =====================  =====================  =====================  =====================
OVERDISTRIBUTED NET
 INVESTMENT INCOME
 (LOSS)               $             (19,448) $              (6,945) $             (39,750) $             (84,877)
                      =====================  =====================  =====================  =====================

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                     Income (Loss) from Investment Operations:
                                                     ---------------------------------------

                                         Net asset       Net
                                          value,      investment     Net realized  Total from
                                         beginning      income      and unrealized investment
                                       of the period  (loss) (b)     gain (loss)   operations
                                       ------------- ----------     -------------- ----------
NATIXIS INCOME DIVERSIFIED PORTFOLIO
   Class A
  12/31/2007                            $    11.15   $     0.41       $    (0.71)  $    (0.30)
  12/31/2006                                 10.07         0.29             1.12         1.41
  12/31/2005(g)                              10.00         0.04             0.08         0.12
   Class C
  12/31/2007                                 11.12         0.33            (0.70)       (0.37)
  12/31/2006                                 10.07         0.22             1.09         1.31
  12/31/2005(g)                              10.00         0.04             0.07         0.11
NATIXIS MODERATE DIVERSIFIED PORTFOLIO
   Class A
  12/31/2007                            $    10.82   $     0.15       $     0.78   $     0.93
  12/31/2006                                 10.94         0.15             0.74         0.89
  12/31/2005                                 10.70         0.07             0.30         0.37
  12/31/2004(e)                              10.00         0.03(h)          0.69         0.72
   Class C
  12/31/2007                                 10.79         0.07             0.76         0.83
  12/31/2006                                 10.90         0.07             0.75         0.82
  12/31/2005                                 10.67        (0.01)            0.30         0.29
  12/31/2004(e)                              10.00         0.01(h)          0.67         0.68

                                                  Less Distributions:
                                       -----------------------------------------

                                                      Distributions
                                       Dividends from   from net
                                       net investment   realized        Total
                                           income     capital gains distributions
                                       -------------- ------------- -------------
NATIXIS INCOME DIVERSIFIED PORTFOLIO
   Class A
  12/31/2007                             $    (0.45)   $    (0.14)   $    (0.59)
  12/31/2006                                  (0.32)        (0.01)        (0.33)
  12/31/2005(g)                               (0.05)           --         (0.05)
   Class C
  12/31/2007                                  (0.37)        (0.14)        (0.51)
  12/31/2006                                  (0.25)        (0.01)        (0.26)
  12/31/2005(g)                               (0.04)           --         (0.04)
NATIXIS MODERATE DIVERSIFIED PORTFOLIO
   Class A
  12/31/2007                             $    (0.20)   $    (1.09)   $    (1.29)
  12/31/2006                                  (0.20)        (0.81)        (1.01)
  12/31/2005                                  (0.08)        (0.05)        (0.13)
  12/31/2004(e)                               (0.02)           --         (0.02)
   Class C
  12/31/2007                                  (0.11)        (1.09)        (1.20)
  12/31/2006                                  (0.12)        (0.81)        (0.93)
  12/31/2005                                  (0.01)        (0.05)        (0.06)
  12/31/2004(e)                               (0.01)           --         (0.01)

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser has agreed to reimburse a portion of the Portfolio's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)For the period July 15, 2004 (inception) through December 31, 2004.
(f)Computed on an annualized basis for periods less than one year, if applicable.

                See accompanying notes to financial statements.

                                        Ratios to Average Net Assets:
                                  --------------------------------------

Net asset             Net assets,
  value,     Total    end of the      Net          Gross     Net investment   Portfolio
  end of     return     period     expenses       expenses   income (loss)    turnover
the period (%) (a)(d)   (000's)   (%) (c)(f))     (%) (f)       (%) (f)       rate (%)
---------- ---------- ----------- -----------   ---------    --------------   ---------
$    10.26      (2.8) $   54,733        1.08(j)      1.09(j)        3.76             50
     11.15      14.2      37,117        1.25         1.30           2.72             52
     10.07       1.2       5,074        1.25         9.57           3.61              2
     10.24      (3.5)     70,179        1.83(j)      1.84(j)        3.00             50
     11.12      13.3      49,027        2.00         2.05           2.02             52
     10.07       1.1          39        2.00        10.31           3.25              2
$    10.46       8.5  $   18,413        1.37         1.37           1.31             91
     10.82       8.4      26,978        1.31(k)      1.31           1.38             89
     10.94       3.5      47,908        1.58(i)      1.59(i)        0.62             88
     10.70       7.2      25,660        1.65         3.51           0.71(h)          33
     10.42       7.8      57,093        2.11         2.11           0.58             91
     10.79       7.6      71,740        2.06(k)      2.06           0.63             89
     10.90       2.7      88,269        2.32(i)      2.33(i)       (0.13)            88
     10.67       6.8      47,173        2.40         4.26           0.12(h)          33

(g)For the period November 17, 2005 (inception) through December 31, 2005.
(h)Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment income (loss) per share would have been $0.02 and $(0.01) for Class A and Class C shares, respectively, and the ratio of net investment loss to average net assets would have been 0.51% and (0.14)% for Class A and Class C shares, respectively.
(i)Includes expense recapture of 0.22%.
(j)Includes expense recapture of 0.01% and 0.01% for Class A and Class C, respectively.
(k)Effect of voluntary waiver of expenses by adviser was less than 0.005%.

                         NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1. Organization. Natixis Funds Trust I and Natixis Funds Trust III (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment management company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain Diversified Portfolios of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following Portfolios (individually, a "Portfolio" and collectively, the "Portfolios") are included in this report:

Natixis Funds Trust I:
Natixis Income Diversified Portfolio (the "Income Diversified Portfolio")

Natixis Funds Trust III:
Natixis Moderate Diversified Portfolio (the "Moderate Diversified Portfolio")

Each Portfolio offers Class A and Class C shares. Class A shares of the Moderate Diversified Portfolio are sold with a maximum front-end sales charge of 5.75% and Class A shares of Income Diversified Portfolio are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, pay higher ongoing 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if those shares are redeemed within one year.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements. The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Portfolios by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Portfolios may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolios' investment adviser and subadvisers using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Portfolios may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolios calculate their net asset values.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Portfolio is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

c. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

December 31, 2007


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Portfolio may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Portfolio may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Portfolio's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Portfolios' Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Portfolio has committed to buy or sell represents the aggregate exposure to each currency a Portfolio has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2007, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trusts treat each Portfolio as a separate entity for federal income tax purposes. Each Portfolio intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has implemented FIN 48 and has performed an analysis of the Portfolios' tax positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended December 31, 2004 - 2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Portfolios' net assets at December 31, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios.

A Portfolio may be subject to foreign taxes on income and gains on investments that are accrued based upon the Portfolio's understanding of the tax rules and regulations that exist in countries in which the Portfolio invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities, Treasury Inflation Protected Securities (TIPs) adjustments, gains realized from passive foreign investment companies ("PFICs"), distribution redesignations, capital gain and return of capital distributions from Real Estate Investment Trusts (REITs), foreign currency gains and losses and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, TIPs adjustments, wash sales, gains realized from PFICs, and premium amortization. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                         2007 Distributions Paid From:
       -                              -----------------------------------
                                       Ordinary    Long-Term
       Fund                             Income   Capital Gains   Total
       ----                             ------   -------------   -----
       Income Diversified Portfolio   $5,539,820  $1,376,983   $6,916,803
       Moderate Diversified Portfolio  3,621,011   4,689,163    8,310,174

December 31, 2007

                                         2006 Distributions Paid From:
       -                              -----------------------------------
                                       Ordinary    Long-Term
       Fund                             Income   Capital Gains   Total
       ----                             ------   -------------   -----
       Income Diversified Portfolio   $  919,018  $   90,096   $1,009,114
       Moderate Diversified Portfolio  3,620,095   4,857,324    8,477,419

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                  Income      Moderate
                                                Diversified  Diversified
                                                 Portfolio    Portfolio
        -                                        ---------    ---------
        Undistributed ordinary income          $     18,388  $  353,268
        Undistributed long-term capital gains       993,791     761,950
                                               ------------  ----------
        Total undistributed earnings              1,012,179   1,115,218
        Unrealized appreciation (depreciation)  (11,326,396)  4,676,816
                                               ------------  ----------
        Total accumulated earnings             $(10,314,217) $5,792,034
                                               ============  ==========

g. Repurchase Agreements. Each Portfolio, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Portfolio's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Portfolio and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities.

h. Securities Lending. The Portfolios have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Portfolios, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Portfolios may bear the risk of loss with respect to the investment of the collateral. The Portfolios invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Portfolios and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Portfolios with respect to such loans at December 31, 2007 were as follows:

                                     Market Value of
     Fund                           Securities on Loan Value of Collateral
     ----                           ------------------ -------------------
     Income Diversified Portfolio      $31,403,389         $32,003,633
     Moderate Diversified Portfolio     18,295,345          18,775,765

i. Delayed Delivery Commitments. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j. Indemnifications. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

k. New Accounting Pronouncement. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

December 31, 2007


3. Purchases and Sales of Securities. For the year ended December 31, 2007, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                 U.S. Government and
                                  Agency Securities        Other Securities
-                              ----------------------- ------------------------
Fund                            Purchases     Sales     Purchases      Sales
----                            ---------     -----     ---------      -----
Income Diversified Portfolio   $13,840,252 $15,779,575 $107,551,311 $49,421,052
Moderate Diversified Portfolio  14,790,824  16,840,268   62,982,626  91,415,528

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") serves as investment adviser to each Portfolio. Under the terms of the management agreements, each Portfolio pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Portfolio's average daily net assets:

                                             Percentage of Average
                                               Daily Net Assets
              -                              --------------------
                                               First       Over
              Fund                           $1 billion $1 billion
              ----                           ---------- ----------
              Income Diversified Portfolio      0.55%      0.50%
              Moderate Diversified Portfolio    0.70%      0.65%

Prior to August 3, 2007, the management fee as a percentage of average daily net assets for Moderate Diversified Portfolio was 0.75% for the first one billion and 0.70% thereafter.

Natixis Advisors has entered into subadvisory agreements for each Portfolio as listed below.

Income Diversified Portfolio   AEW Management and Advisors, L.P. ("AEW")
                               Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Moderate Diversified Portfolio Dreman Value Management, LLC ("Dreman")
                               Harris Associates, L.P. ("Harris Associates")
                               Loomis Sayles

Prior to August 6, 2007, a segment of Moderate Diversified Portfolio was subadvised by Hansberger Global Investors. This segment is now advised by Active Investment Advisors, a division of Natixis Advisors, without a subadviser.

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisors. Natixis Advisors voluntarily agreed to waive a portion of the management fee it retains for the Income Diversified Portfolio after payment to subadvisers.

Natixis Advisors has given binding undertakings to the Portfolios to reduce its management fees, and/or reimburse certain expenses associated with these Portfolios to limit their operating expenses. These undertakings are in effect until April 30, 2008 and will be reevaluated on an annual basis. For the year ended December 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                                Expense Limit as a
                                                Percentage of Average
                                                Daily Net Assets
                 -                              --------------------
                 Fund                           Class A    Class C
                 ----                           -------    -------
                 Income Diversified Portfolio    1.25%      2.00%
                 Moderate Diversified Portfolio  1.45%      2.20%

December 31, 2007


For the year ended December 31, 2007, the management fees and reductions of management fees for each Portfolio were as follows:

                                                                    Percentage of
                                             Voluntary              Average Daily Net
                                  Gross    Reductions of    Net       Assets
 -                              Management  Management   Management ----------------
 Fund                              Fee          Fee         Fee     Gross     Net
 ----                           ---------- ------------- ---------- -----     ---
 Income Diversified Portfolio    $759,235     $10,486     $748,749  0.55%    0.54%
 Moderate Diversified Portfolio   639,979          --      639,979  0.73%    0.73%

For the year ended December 31, 2007, no expenses have been reimbursed for the Portfolios.

Natixis Advisors is permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a Class basis in later periods to the extent the expenses of a Class fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. There are no amounts subject to possible reimbursement under the expense limitation agreements at December 31, 2007.

Certain officers and directors of Natixis Advisors and its affiliates are also Trustees of the Portfolios. Natixis Advisors, Harris Associates, Loomis Sayles and AEW are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US"), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b. Administrative Expense. Natixis Advisors provides certain administrative services for the Portfolios and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I , Natixis Funds Trust II , Natixis Funds Trust III , Natixis Funds Trust IV , Natixis Cash Management Trust ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion, and 0.0450% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreement, the Hansberger International Series was added to the agreement and pays Natixis Advisors monthly its pro rata fees equal to it prorated portion of the above mentioned fees.

New funds are subject to a prorated annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple sub-advisers in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as a sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the year ended December 31, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                                     Gross        Waiver of         Net
                                 Administrative Administrative Administrative
  Fund                                Fees           Fees           Fee
  ----                           -------------- -------------- --------------
  Income Diversified Portfolio      $81,054          $864         $80,190
  Moderate Diversified Portfolio     45,203           495          44,708

c. Service and Distribution Fees. Natixis Distributors, L.P. ("Natixis Distributors") a wholly-owned subsidiary of Natixis U.S. has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Portfolios.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Portfolio's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Portfolio's Class C shares (the "Class C Plan").

December 31, 2007


Under the Class A Plan, each Portfolio pays Natixis Distributors a monthly service fee at the annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio's Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, each Portfolio pays Natixis Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, each Portfolio pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Portfolio's Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2007, the Portfolios paid the following service and distribution fees:

                                         Service Fee    Distribution Fee
       -                              ----------------- ----------------
       Fund                           Class A  Class C      Class C
       ----                           -------  -------      -------
       Income Diversified Portfolio   $148,770 $196,337     $589,012
       Moderate Diversified Portfolio   58,817  159,981      479,944

d. Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Portfolios if the shares of those customers were registered directly with the Portfolios' transfer agent. Accordingly, the Portfolios agreed to pay a portion of the intermediary fees attributable to shares of the Portfolio held by the intermediary (which generally are a percentage of the values of shares held) not exceeding what each Portfolio would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Portfolios which are included in the transfer agent fees and expenses in the Statement of Operations.

                                                Sub-Transfer Agent Fees
                 -                              -----------------------
                 Fund                           Class A     Class C
                 ----                           -------     -------
                 Income Diversified Portfolio   $34,408     $44,970
                 Moderate Diversified Portfolio  13,784      37,049

e. Commissions. The Portfolios have been informed that commissions (including CDSCs) on Portfolio shares paid to Natixis Distributors by investors in shares of the Portfolios during the year ended December 31, 2007 were as follows:

                   Fund                           Commission
                   ----                           ----------
                   Income Diversified Portfolio    $100,455
                   Moderate Diversified Portfolio    17,748

f. Trustees Fees and Expenses. The Portfolios do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2008, each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. In addition, each Contract Review and Governance Committee member receives $5,000 for each committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member receives $6,250 for each committee meeting that he or she attends in person and $3,125 for each committee meeting that he or she attends telephonically. The retainer fees paid to the Chairperson and the Committee Chairmen remain unchanged.

December 31, 2007


A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Portfolio or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

5. Line of Credit. Each Portfolio, together with certain other Funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating Portfolio based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Portfolios based on their average daily unused portion of the line of credit. For the year ended December 31, 2007, the Portfolios had no borrowings under this agreement.

6. Broker Commission Recapture. Each Portfolio has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Portfolios under such agreements and are included in realized gains in the Statements of Operations. For the year ended December 31, 2007, amounts rebated under these agreements were as follows:

                     Fund                           Rebates
                     ----                           -------
                     Income Diversified Portfolio   $  697
                     Moderate Diversified Portfolio  7,507

7. Capital Shares. Each Portfolio may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          December 31, 2007
                                                                 -----------------------------------
Income Diversified Portfolio                                          Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       4,603,328  $      52,094,305
   Issued in connection with the reinvestment of distributions            190,943          2,041,330
                                                                 ----------------  -----------------
                                                                        4,794,271         54,135,635
   Redeemed                                                            (2,789,673)       (30,406,349)
                                                                 ----------------  -----------------
   Net change                                                           2,004,598  $      23,729,286
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       4,546,429  $      51,123,677
   Issued in connection with the reinvestment of distributions            105,904          1,126,884
                                                                 ----------------  -----------------
                                                                        4,652,333         52,250,561
   Redeemed                                                            (2,204,761)       (23,594,383)
                                                                 ----------------  -----------------
   Net change                                                           2,447,572  $      28,656,178
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                  4,452,170  $      52,385,464
                                                                 ================  =================
Moderate Diversified Portfolio
--------------------------------------------------------------
Class A
   Issued from the sale of shares                                         336,042  $       3,713,224
   Issued in connection with the reinvestment of distributions             69,098            732,380
                                                                 ----------------  -----------------
                                                                          405,140          4,445,604
   Redeemed                                                            (1,136,807)       (12,842,929)
                                                                 ----------------  -----------------
   Net change                                                            (731,667) $      (8,397,325)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         764,944  $       8,256,172
   Issued in connection with the reinvestment of distributions             66,612            700,175
                                                                 ----------------  -----------------
                                                                          831,556          8,956,347
   Redeemed                                                            (2,002,439)       (22,388,971)
                                                                 ----------------  -----------------
   Net change                                                          (1,170,883) $     (13,432,624)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,902,550) $     (21,829,949)
                                                                 ================  =================

                                                                              Year Ended
                                                                          December 31, 2006
                                                                 -----------------------------------
Income Diversified Portfolio                                          Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       2,937,015  $      31,558,801
   Issued in connection with the reinvestment of distributions             16,837            182,050
                                                                 ----------------  -----------------
                                                                        2,953,852         31,740,851
   Redeemed                                                              (129,023)        (1,389,673)
                                                                 ----------------  -----------------
   Net change                                                           2,824,829  $      30,351,178
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       4,465,827  $      48,112,171
   Issued in connection with the reinvestment of distributions              7,732             83,528
                                                                 ----------------  -----------------
                                                                        4,473,559         48,195,699
   Redeemed                                                               (70,456)          (761,860)
                                                                 ----------------  -----------------
   Net change                                                           4,403,103  $      47,433,839
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                  7,227,932  $      77,785,017
                                                                 ================  =================
Moderate Diversified Portfolio
--------------------------------------------------------------
Class A
   Issued from the sale of shares                                         437,927  $       4,810,568
   Issued in connection with the reinvestment of distributions             74,265            799,936
                                                                 ----------------  -----------------
                                                                          512,192          5,610,504
   Redeemed                                                            (2,398,348)       (26,497,879)
                                                                 ----------------  -----------------
   Net change                                                          (1,886,156) $     (20,887,375)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       1,242,388  $      13,607,078
   Issued in connection with the reinvestment of distributions             51,743            555,646
                                                                 ----------------  -----------------
                                                                        1,294,131         14,162,724
   Redeemed                                                            (2,736,976)       (30,178,098)
                                                                 ----------------  -----------------
   Net change                                                          (1,442,845) $     (16,015,374)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (3,329,001) $     (36,902,749)
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Advisor Funds Trust I and Natixis Advisor Funds Trust III and Shareholders of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Natixis Income Diversified Portfolio, a series of Natixis Advisor Funds Trust I and the Natixis Moderate Diversified Portfolio, a series of Natixis Advisor Funds Trust III (collectively, the "Funds"), at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2008

      2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2007, a percentage of dividends distributed by the Portfolio listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                  Qualifying
                   Portfolio                      Percentage
                   ---------                      ----------
                   Income Diversified Portfolio     14.24%
                   Moderate Diversified Portfolio    7.96%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Portfolios paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2007.

                   Portfolio                        Amount
                   ---------                      ----------
                   Income Diversified Portfolio   $1,376,983
                   Moderate Diversified Portfolio  4,689,163

Qualified Dividend Income. A percentage of dividends distributed by the Portfolios during the fiscal year ended December 31, 2007 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

                   Portfolio                      Percentage
                   ---------                      ----------
                   Income Diversified Portfolio     11.95%
                   Moderate Diversified Portfolio   14.94%

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and Officers of Natixis Funds Trust I and Natixis Funds Trust III (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The statement of additional information includes additional information about the Trustees of the Trust and is available on the Natixis Funds website at www.funds.natixis.com or by calling Natixis Funds at 800-225-5478.

                        Position(s) Held with the                                      Number of Portfolios in
                          Trusts, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Year of Birth  Served and Term of Office*       During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------       ---------------------       ----------------------------

INDEPENDENT TRUSTEES/1/

Graham T. Allison, Jr.   Trustee, since 1984 for   Douglas Dillon Professor and      42
(1940)                    Natixis Funds Trust I    Director of the Belfer Center for Director, Taubman Centers,
                         (including predecessors)  Science and International         Inc. (real estate investment
                        and since 1995 for Natixis Affairs, John F. Kennedy School   trust)
                             Funds Trust III       of Government, Harvard
                           Contract Review and     University
                           Governance Committee
                                  Member

Charles D. Baker         Trustee, since 2005 for   President and Chief Executive     42
(1956)                  Natixis Funds Trust I and  Officer, Harvard Pilgrim Health   None
                         Natixis Funds Trust III   Care (health plan)
                           Contract Review and
                           Governance Committee
                                  Member

Edward A. Benjamin       Trustee, since 2003 for   Retired                           42
(1938)                  Natixis Funds Trust I and                                    None
                         Natixis Funds Trust III
                         Chairman of the Contract
                          Review and Governance
                                Committee

Daniel M. Cain           Trustee, since 1996 for   President and Chief Executive     42
(1945)                  Natixis Funds Trust I and  Officer, Cain Brothers &          Director, Sheridan
                         Natixis Funds Trust III   Company, Incorporated             Healthcare Inc. (physician
                          Chairman of the Audit    (investment banking)              practice management)
                                Committee

Jonathan P. Mason        Trustee, since 2007 for   Chief Financial Officer, Cabot    42;
(1958)                  Natixis Funds Trust I and  Corp. (specialty chemicals);      None
                         Natixis Funds Trust III   formerly, Vice President and
                          Audit Committee Member   Treasurer, International Paper
                                                   Company; formerly, Chief
                                                   Financial Officer, Carter Holt
                                                   Harvey (forest products)

Sandra O. Moose         Chairperson of the Board,  President, Strategic Advisory     42;
(1942)                     since November 2005     Services (management              Director, Verizon
                         Trustee, since 1982 for   consulting); formerly, Senior     Communications; Director,
                          Natixis Funds Trust I    Vice President and Director, The  Rohm and Haas Company
                         (including predecessors)  Boston Consulting Group, Inc.     (specialty chemicals);
                        and since 1995 for Natixis (management consulting)           Director, AES Corporation
                             Funds Trust III                                         (international power
                         Ex officio member of the                                    company)
                           Audit Committee and
                           Contract Review and
                           Governance Committee

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                     Number of Portfolios in
                          Trusts, Length of Time       Principal Occupation(s)        Fund Complex Overseen***
Name and Year of Birth  Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------      ---------------------       ----------------------------

INDEPENDENT TRUSTEES/1/
continued

Cynthia L. Walker        Trustee, since 2005 for   Deputy Dean for Finance &                    42;
(1956)                  Natixis Funds Trust I and  Administration, Yale University              None
                         Natixis Funds Trust III   School of Medicine; formerly,
                         Audit Committee Member    Executive Dean for
                                                   Administration, Harvard
                                                   Medical School and formerly,
                                                   Dean for Finance & CFO,
                                                   Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/2/    Trustee, since 2003 for   President, Chairman, Director                42;
(1947)                  Natixis Funds Trust I and  and Chief Executive Officer,                 None
555 California Street    Natixis Funds Trust III   Loomis, Sayles & Company,
San Francisco, CA 94104                            L.P.

John T. Hailer/3/        Trustee, since 2000 for   President and Chief Executive                42;
(1960)                  Natixis Funds Trust I and  Officer, Natixis Asset                       None
                         Natixis Funds Trust III   Management Advisors, L.P.,
                           President and Chief     Natixis Distributors, L.P. and
                          Executive Officer of     Natixis Global Associates, Inc.;
                        Natixis Funds Trust I and  President and Chief Executive
                         Natixis Funds Trust III   Officer-U.S. and Asia-Natixis
                                                   Global Asset Management, L.P.

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust. The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or Natixis Equity Diversified Portfolio, which liquidated on August 3, 2007.

/1/  Mr. Richard Darman served as a Trustee until his death on January 25, 2008.

/2/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/3/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer of Natixis Distribution Corporation, Natixis Global Asset Management, L.P., Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

                        TRUSTEE AND OFFICER INFORMATION

                           Position(s) Held with the
                             Trusts, Length of Time                     Principal Occupation(s)
Name and Year of Birth     Served and Term of Office*                    During Past 5 Years**
----------------------     --------------------------                    ---------------------

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen    Secretary, Clerk and Chief Legal  Senior Vice President, General Counsel, Secretary
(1960)                   Officer, since September 2004    and Clerk (formerly, Deputy General Counsel,
                                                          Assistant Secretary and Assistant Clerk), Natixis
                                                          Distribution Corporation, Natixis Distributors, L.P.
                                                          and Natixis Asset Management Advisors, L.P.

Russell L. Kane         Chief Compliance Officer, since   Chief Compliance Officer for Mutual Funds, Senior
(1969)                   May 2006, Assistant Secretary,   Vice President, Deputy General Counsel, Assistant
                         since June 2004 and Anti-Money   Secretary and Assistant Clerk, Natixis Distributors,
                               Laundering Officer         L.P. and Natixis Asset Management Advisors, L.P.;
                                since April 2007          Vice President, Associate General Counsel,
                                                          Assistant Secretary and Assistant Clerk, Natixis
                                                          Distribution Corporation; formerly, Senior
                                                          Counsel, Columbia Management Group.

Michael C. Kardok      Treasurer, Principal Financial and Senior Vice President, Natixis Asset Management
(1959)                     Accounting Officer, since      Advisors, L.P. and Natixis Distributors, L.P.;
                                  October 2004            formerly, Senior Director, PFPC Inc.

Robert Krantz           Executive Vice President, since   Executive Vice President, Natixis Distributors, L.P.
(1964)                           September 2007           and Natixis Asset Management Advisors, L.P.

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has established an audit committee.
Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

                                    AUDIT-RELATED
                    AUDIT FEES         FEES/1/       TAX FEES/2/   ALL OTHER FEES/3/
                 ----------------- --------------- --------------- -----------------
                   2006     2007    2006    2007    2006    2007    2006      2007
                 -------- -------- ------- ------- ------- -------  -------   ----
 Natixis Funds
   Trust I...... $221,907 $218,667 $25,250 $23,964 $51,864 $57,458 $19,288    $--

1. The audit-related fees for 2006 consist of the performance of agreed upon procedures related to a change in the Trust's custodian. The audit-related fees for 2007 consist of the performance of agreed upon procedures related to the Registrant's deferred compensation plan and other agreed upon procedures related to N-1A filings and a fund merger.

2. The tax fees consist of a review of year-end shareholder reporting (2006 and 2007), a review of the Registrant's tax returns (2006 and 2007), and a review of tax compliance (2006).

3. Other fees for 2006 consist of a review of income and expense allocation methods in conjunction with the annual review of the Trust's management contract.

Aggregate fees billed to the Registrant for non-audit services during 2006 and 2007 were $96,402 and $81,422, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Natixis Asset Management Advisors, L.P. and entities controlling, controlled by or under common control with Natixis Asset Management Advisors, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                                    AUDIT-RELATED FEES TAX FEES  ALL OTHER FEES
                                    -----------------  --------- --------------
                                      2006      2007   2006 2007  2006    2007
                                    --------  -------- ---- ---- -------  ----
Control Affiliates................. $123,000  $146,000 $--  $--  $15,800  $--

Aggregate fees billed to Control Affiliates for non-audit services during 2006 and 2007 were $138,800 and $146,000, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to
(c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed as Item 1 herewith.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
        (a)(1).

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as exhibits (a)(2)(1) and
        (a)(2)(2), respectively.

(a) (3) Not applicable.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Natixis Funds Trust I

                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  February 21, 2008

                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  February 21, 2008